ASSET PURCHASE AGREEMENT

      THIS ASSET PURCHASE AGREEMENT ("Agreement") is made and entered into as of the____ day of October, 1999 (the "Effective Date") by and between (i) Cypost Corporation, a Delaware corporation ("Buyer"); (ii) CONNECT NORTHWEST INTERNET SERVICES, L.L.C., a Washington limited liability company ("Seller" or "CONNECT"); and (iii) Alexander G. Free, (iv) James P. Fick, (v) Madeline C. O'Donnell, (vi) Ira Jay Graham, (vii) Robert M. Free, (viii) Paul M. Maughan,
(ix) James P. Eberhardt, (x) Judith L. Fick, and (xi) Charles A. Fick Jr. (each individually a "Selling Member"; collectively, "Selling Members").

                                    RECITALS:

      A. Seller operates a business under the trade name "Connect Northwest" and/or "CNW", which business includes, but is not necessarily limited to, the following services: (i) third-party Internet connectivity-related services (including, but not limited to, dial-up and dedicated line Internet access services, Internet routing services, and Internet server co-location services);
(ii) web site hosting services; (iii) network evaluation services; and (iv) Internet domain name services (collectively, the "Business"). Seller's principal place of business is at 117 N. First Street, Suite 1, Mount Vernon, Washington. Seller owns equipment, inventories, contract rights, leasehold interests, intellectual property rights, domain name registrations, and other assets used in connection with the operation of the Business.

      B. Buyer desires to acquire substantially all the assets used or useful in the operation of the Business, and Seller desires to sell such assets to Buyer.

      C. Selling Members are the only persons having an ownership interest of any kind in Seller.

                                   AGREEMENT:

SECTION 1. ASSETS PURCHASED; EXCLUDED ASSETS

1.1. Assets Purchased. Seller agrees to sell to Buyer and Buyer agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, the following assets used or useful in the Business ("Assets"), excluding, however, any and all "Excluded Assets" as such term is defined in Section 1.2 below and any and all "Excluded Liabilities" as such term is defined in Section 2.2 below:

1.1.1. All fixed assets, including, without limitation, furniture, equipment, machinery, motor vehicles, leasehold improvements, and supplies and tools, including without limitation those items described in Exhibit
        1.1.1 attached hereto and by this reference incorporated herein (collectively, the "Fixed Assets").

1.1.2. All of Seller's interest in any leases, agreements (including licensing agreements under which Seller is the licensee or licensor) or contracts relating to the Business that Buyer elects to assume, including, but not necessarily limited to, the agreements and contracts


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listed by Seller in Exhibit 1.1.2 attached hereto and by this reference incorporated herein (collectively, the "Assumed Contracts").

1.1.3. All customer lists, including those listed in Exhibit 1.1.3 attached hereto and by this reference incorporated herein (collectively, the "Customer Lists").

1.1.4. All "Intellectual Property", as such term is defined below in Section 6.6, including, but not limited to those trade names (including the names "Connect Northwest", "CNW", and "Connect NW"), trademarks, copyrights, and patents listed in Exhibit 1.1.4 attached hereto and by this reference incorporated herein.

1.1.5. The ownership of all Internet domain names and associated registrations owned by Seller, including, but not limited to, the domain names: (i) "cnw.com"; and (ii) "cnw.net".

1.1.6. All of: (i) Seller's goodwill; (ii) manuals, catalogs, sales literature, files, books and records (excluding Seller's corporate and accounting records, copies of which shall be provided to Buyer); and (iii) Seller's rights to use Seller's telephone numbers.

1.1.7. All inventory owned by Seller, together with any replacements or additions to the inventory made prior to the Closing Date (as defined in Section 10.1).

1.1.8. All licenses, permits, and registrations, to the extent transferable, used in any way in the operation of the Business ("Licenses and Permits").

1.2. Excluded Assets. Excluded from this sale and purchase are those assets set forth on Exhibit 1.2 attached hereto and by this reference incorporated herein (hereinafter, "Excluded Assets").

SECTION 2. ASSUMED LIABILITIES AND EXCLUDED LIABILITIES

2.1. Assumed Liabilities. Buyer shall accept the assignment of, and assume Seller's obligations under, only the following: (a) only those accounts payable of Seller listed in Exhibit 2.1, subpart A, attached hereto and by this reference incorporated herein ("Accounts Payable"); (b) the "Assumed Contracts" (as such term is defined in Section 1.1.2 above and as listed on Exhibit 1.1.2) which Buyer has elected to assume in its sole discretion and listed in Exhibit 1.1.2, but only to the extent of obligations thereunder arising after the Closing Date; (c) only those other liabilities or obligations of Seller specifically listed in
        Exhibit 2.1, subpart B, but only to the extent of obligations thereunder arising after the Closing Date; (d) the obligations arising from the receipt by Seller of unearned revenue as more fully described in Exhibit 2.1, Subpart C (the items listed in (a), (b), (c) and (d) of this section shall collectively be referred to as "Permitted Assumed Liabilities").

2.2. Excluded Liabilities. All liabilities (which includes all types of debts or obligations) of Seller or the Business that are not expressly assumed by Buyer pursuant to, and as specifically set forth in Section 2.1 above, shall remain the sole and exclusive obligation and duty of Seller ("Excluded Liabilities"). "Excluded Liabilities" specifically include, but are not limited to, the following: (i) any indebtedness for borrowed money; (ii) any claims


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        or potential claims by third parties, together with all related losses, expenses, damages, amounts, attorneys' fees and court costs (collectively "Claims"), including, but not limited to, any Claims relating in any way to: (a) products or services sold and delivered or performed by Seller or Seller's agents; (b) actions taken by, or omissions of, Seller or Seller's agents; and (c) actions taken, or omissions of, any of Seller's customers; (iii) any Claims for federal, state, local, or foreign income taxes, or any other taxes, or related interest or penalties of Seller; (iv) any Claims under any employee benefit or welfare plan or regarding any compensation, withholding taxes, or payroll taxes owed to or with respect to any employee or agent of Seller; (v) any Claim of any past or present employee of Seller (including, without limitation, claims for accrued vacation, sick leave, or other benefits); (vi) any Claims regarding compliance with any applicable federal, state, or local law, ordinance, regulation, order, or decree in connection with any activity or omission of Seller at any time; (vii) any legal proceedings against Seller; or (viii) any other Claim or obligation arising out of the Business prior to the Closing Date except for the Assumed Liabilities, as such term is defined in
        Section 2.1 above.

2.3. Employee Matters. Notwithstanding any provision to the contrary herein, and notwithstanding the representations and warranties relating to employee matters contained in Section 6.12 hereof, Buyer assumes no obligation whatsoever to hire any employee of Seller on or after Closing. Any hiring by Buyer of employees after Closing shall be in Buyer's complete and sole discretion. This provision shall not affect Buyer's and Seller's duties under Section 5, Section 10.2.9. and Section
        10.3.2 of this Agreement with regard to the Free Employment Agreement and the Fick Employment Agreement.

SECTION 3. PURCHASE PRICE; PAYMENT OF PURCHASE PRICE

3.1. Purchase Price; Payment of Purchase Price. The purchase price for the Assets shall be a total of one million four hundred thousand United States Dollars (US$1,400,000) (the "Purchase Price"), such Purchase Price to be paid in accordance with the following terms and conditions:

3.1.1. CyPost Share Payment. Buyer shall transfer to the Selling Members, in proportion to their respective membership interests in Seller as shown on Exhibit 6.2, subpart B, from the treasury of Buyer, that number of common shares of CyPost Corporation ("CyPost Shares"), a Delaware corporation, as is equal to Six Hundred Sixty Thousand Dollars ($660,000), the value of such shares to be equal to the trading price of such shares on the NASD OTC bulletin board at the close of the market on July 23, 1999. as adjusted to reflect the September 24, 1999 record date two-for-three stock split of Cypost common stock, each Member to be entitled to only those shares of Cypost common stock as described in far right column of Exhibit "6.2" ("After 3 for 2 stock split column) attached hereto and by this reference incorporated herein. (hereinafter, the "CyPost Share Payment"). The transfer of such CyPost Shares shall be subject to, and governed by, all applicable regulatory approvals, consent and terms and conditions and all other terms and conditions imposed on holders of the common stock of CyPost Corporation. All certificates of CyPost Shares delivered by Buyer pursuant to this Agreement shall bear the following legend:


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        "These securities have not been registered under the U.S. Securities Act of 1933, as amended (the "Act") and no sale, offer to sell, or transfer of the securities represented by this certificate may be made unless a registration statement under the Act with respect to such shares is then in effect or an exemption from the registration requirements of such Act is then, in fact, applicable to such shares, and an opinion of counsel, acceptable to the company's counsel, as to the availability of such exemption has previously been delivered to the company."

3.1.2. Equipment Lease Assumption and Payoff. Buyer shall assume certain lease obligations of Seller related to equipment leased and used by Seller in connection with the Business, and pay off certain other lease obligations, all of which such lease obligations are detailed in Exhibit
        3.1.2 hereto (hereinafter, the "Equipment Lease Assumption and Payoff").

Closing Cash Payment. Buyer shall pay to Seller at Closing in accordance with the terms and conditions of this Section 3.1.3, a sum equal to the difference between One Million Four Hundred Thousand United States Dollars ($1,400,000) and the aggregate value of: (i) the CyPost Share Payment (which is equal to $660,000 ), and (ii) the Equipment Lease Assumption and Payoff (as such amount is set forth in Exhibit 3.1.2), which payment shall be made in certified check or by wire transfer (the "Closing Cash Payment").

3.2. Allocation of Purchase Price. The Purchase Price shall be allocated as set forth on Exhibit 3.2 unless Buyer and Seller agree otherwise. The parties agree to comply with IRC ss. 1060 and to use the allocation of the Purchase Price as so agreed on their income tax returns.

SECTION 4. PRORATES AND ADJUSTMENTS

      The operation of the Business and related income and expenses up to the close of business on Friday, October 22, 1999 (hereinafter, the "Proration Date") shall be for the account of Seller and thereafter for the account of Buyer. Utilities, personal property taxes relating to the Assets, rent and other obligations under any lease that is an Assumed Contract, and other items customarily prorated shall be prorated between Seller and Buyer as of the close of business on the Proration Date, the proration to be made and paid, insofar as reasonably possible, on the Closing Date, with settlement of any remaining items to be made within five (5) days following the Closing Date.


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SECTION 5. OTHER AGREEMENTS

      The following additional agreements shall be executed by the Closing Date and delivered at the Closing : (i) an Employment Agreement by and between Buyer and Alex Free (the "Free Employment Agreement"), substantially in the form attached hereto as Exhibit 5.1; (ii) an Employment Agreement by and between Buyer and James P. Fick (the "Fick Employment Agreement"), substantially in the form attached hereto as Exhibit 5.2; and (iii) a Non-Competition Agreement by and between Buyer, Seller, and each of the Selling Members(1), substantially in the form attached hereto as Exhibit 5.3 (hereinafter referred to as the "Non-Competition Agreement").

SECTION 6. SELLER'S REPRESENTATIONS AND WARRANTIES

      Seller and each of the Selling Members, jointly and severally, hereby represent and warrant to the Buyer as follows:

6.1. Corporate Existence. Seller is now and on the Closing Date will be a limited liability company duly organized, validly existing, and in good standing under the laws of the state of Washington and is duly qualified to conduct business, and is in corporate and tax good standing, under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. Seller has all requisite corporate power and authority to own, operate, and/or lease its properties and assets, as the case may be, and to carry on its Business as now being conducted.

6.2. Capitalization of Seller. The Selling Members own all of the membership interests and all other equity interests in Seller. There are no outstanding options, warrants, or other rights to acquire from the Seller or any Selling Member any membership or other equity interests in Seller. The total authorized LLC Units of the Seller and the total issued and outstanding LLC Units held be each Member are as setforth in
        Exhibit 6.2 attached hereto and by this reference incorporated herein.

6.3. Authorization; Binding Obligation. The execution, delivery, and performance of this Agreement have been duly authorized and approved by the managers and members of Seller. Each of the Selling Members has the absolute and unrestricted right, power, and capacity to enter into and to perform his/her obligations under this Agreement. This Agreement constitutes a legal, valid, and binding obligation of the Seller and each of the Selling Members, enforceable against the Seller and each of the Selling Members in accordance with its terms.

6.4. Title to Assets; Condition of Assets. Seller holds, or will at Closing hold, good and marketable title to all of the tangible Assets, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges, or encumbrances of any kind. Seller owns all other Assets free and clear of liens, pledges, charges, or encumbrances of any kind. All Assumed Contracts are in good standing and are valid and effective in accordance with their respective terms and, to the knowledge of Seller


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        and Sellers Members, there exists no default thereunder or occurrence or condition which could result in a default thereunder or termination thereof. Seller's equipment and other tangible Assets are in good operating condition and are usable in the ordinary course of business, and Seller owns, or has a valid leasehold interest in, all assets necessary for the conduct of its business as presently conducted.

6.5. Transfer Not Subject to Encumbrances or Third-Party Approval. Except as disclosed in Exhibit 6.5 attached hereto and by this reference incorporated herein, the execution and delivery of this Agreement by Seller and Selling Members, and the consummation of the contemplated transactions, will not result in the creation or imposition, by or through Seller, of any valid lien, charge, or encumbrance on any of the Assets, and will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency, which will not have been obtained at or prior to Closing.

6.6.    Intellectual Property and Other Proprietary Rights; Invention
        Agreements.

6.6.1. Neither Seller nor Selling Members have received any communications alleging that Seller has violated or, by conducting its business as proposed would violate, any intellectual property or other proprietary rights of any other person, nor is the Seller or Selling Members aware of any basis for the foregoing.

6.6.2. The term "Intellectual Property" shall mean: (i) patents, patent applications, registrations, and applications for the registration thereof; (ii) trademarks, trade names, service marks, and registrations, and applications for the registration thereof; (iii) copyrights and registrations, and applications for the registration thereof; (iv) mask works and registrations, and applications for the registration thereof;
        (v) software, data, and documentation; (vi) trade secrets and confidential business information, know-how, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, marketing plans and customer lists and information; and (vii) other proprietary rights relating to the Business, including, but not necessarily limited to, the Intellectual Property listed in Exhibit 1.1.4 attached hereto and by this reference incorporated herein. Intellectual Property shall not include the Seller corporate entity itself; provided, however, it shall include all rights to the terms "Connect Northwest" and "Connect Northwest Internet Services."

6.6.3. Seller owns or licenses all Intellectual Property (as such term is defined above) used by Seller in the operation of its Business, such ownership or licenses being free and clear of any liens, encumbrances or other claims of any kind, including without limitation claims by current or former employees and consultants of Seller.

6.6.4. Alexander M. Free, James P. Fick, and Dustin Kanske are the only current or former employees or consultants of Seller who have performed any work on or produced any Intellectual Property (or components thereof), and each shall on or before the Closing Date have executed an agreement regarding the transfer to Seller of all Intellectual Property (as such term is defined above) in any work(s) performed or produced by such person(s). It will not be necessary for Buyer in the operation of the Business to utilize any


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

        Intellectual Property (as such term is defined above) of any of Seller's employees that was made prior to their employment by Seller or any Intellectual Property of consultants of Seller which Intellectual Property is not covered by the above mentioned agreement.

6.6.5. Seller has conducted its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret or other intellectual property right of others that would have a material adverse effect on the Business or assets of Seller. There are no claims of infringement by others of any license, patent, copyright, service mark, trademark, trade name, trade secret or other Intellectual Property right of Seller.

6.7. Contracts. Seller has furnished to Buyer true and complete lists and copies of all contracts, agreements, commitments, and undertakings of any nature, written or oral, of the Seller, and all amendments, supplements, modifications and waivers thereof, which relate in any way to the operation of the Business, including, but not limited to, all Assumed Contracts, as such term is defined in Section 1.1.2 above (collectively referred to as "Material Contracts"). All Assumed Contracts are in full force and effect and are binding upon the Seller and the other parties thereto, and the Seller has fully performed all of its obligations thereunder. No party to an Assumed Contract has made a claim to the effect that the Seller has failed to perform an obligation thereunder. There is no known plan, intention or indication of any contracting party to an Assumed Contract to cause the termination, cancellation or modification of such Assumed Contract or to reduce or otherwise change its activity thereunder so as to adversely affect the benefits derived or expected to be derived therefrom by the Seller. On the Closing Date, there will be no Material Contracts existing or relating to the operation of the Business that will be binding on Buyer upon Closing except for the Assumed Contracts.

6.8. Litigation. There is no action, suit, claim, litigation, proceeding, or investigation pending, or, to the knowledge of the Seller and the Selling Members, threatened against the Seller, or Seller's properties or rights, before any court, or by or before any governmental body or arbitration board or tribunal.

6.9.    Compliance With Laws, Regulations and Others

6.9.1. Seller has at all times conducted its Business in compliance with its Certificate of Formation and Limited Liability Company Agreement.

6.9.2. Exhibit 6.9 attached hereto and by this reference incorporated herein, contains a list of every current material governmental license, permit, approval, order, directive and agreement, pending, issued, or given to Seller with respect to its conduct of the Business and its operations.
        Exhibit 6.9 also contains a list of all notices, reports and other documents filed by the Seller with any government agency or department. The Seller possesses all material licenses, permits, and governmental approvals and authorizations which are required in order to operate its business as presently conducted, and the Seller is in compliance in all material respects with all such licenses, permits, approvals, and authorizations.


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

6.9.3. The Seller has complied with all applicable laws and regulations material to its Business, including, without limitation, all federal and state laws relating to the employment of labor, including the provisions thereof relating to wages, hours, collective bargaining and the payment of social security taxes.

6.9.4. There are no investigations, proceedings, or actions of any kind or nature pending or, to the knowledge of Seller and Selling Members, threatened against the Seller by any federal, state or local governmental or administrative authority or agency, nor are there any outstanding orders of such authorities and agencies limiting the Seller in the operation of its Business.

6.10. Governmental Action. No authorization, consent or approval of, or filing with, any court or any federal, state or local governmental authority or agency is required in connection with the execution and delivery of this Agreement.

6.11. No Conflict. Neither the execution and delivery of this Agreement by the Seller and the Selling Members nor the consummation by the Seller and the Selling Members of the transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of its Certificate of Formation or Limited Liability Company Agreement; (ii) contravene or conflict with any resolution adopted by the Seller or Members of the Seller; (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, or other evidence of indebtedness related to the Seller or any material license agreement, lease, or other material contract, instrument, or obligation related to the Seller to which it is a party or by which it may be bound; (iv) violate any statute, rule, regulations, order, writ, injunction, decree or arbitration award applicable to the Seller; (v) result in the loss of, or in a violation or breach of any of the terms, conditions or provisions of, any license, permit, approval, or authorization related to the Seller; (vi) result in the creation or imposition of, or subject Buyer to any liability for, any conveyance or transfer tax or any similar tax; or (vii) result in the creation of any material (individually or in the aggregate) lien, including any claims, mortgages, pledges, liens, security interests, encumbrances, or charges of any kind on any of the assets owned or used by the Seller.

6.12.   Employment Matters

6.12.1. Labor Matters

        6.12.1.1. Seller has no collective bargaining agreements with any of its employees. There is no labor union organizing activity pending or threatened with respect to Seller.

        6.12.1.2. There is no (1) unfair labor practice complaint against Seller pending before the National Labor Relations Board or any other local, state, or federal governmental authority; (2) labor strike, slowdown, or work stoppage actually occurring or, to the knowledge of Seller and the Members, threatened against Seller; (3) representation petition respecting

                  Seller's employees pending before the National Labor Relations Board; or (4) grievance or any arbitration proceeding pending arising out of or under collective bargaining agreements applicable to Seller.

        6.12.1.3. Seller has not experienced any primary work stoppage or other organized work stoppage involving its employees in the past two years.

6.12.2. Employment Claims. There are no pending claims and, to Seller and any Selling Members' knowledge, no threatened claims, by or on behalf of any of Seller's employees under any federal, state, or local labor or employment laws or regulations.

6.12.3. Employee Benefits. Exhibit 6.12.3 lists all pension, retirement, profit-sharing, deferred compensation, bonus, commission, incentive, life insurance, health and disability insurance, hospitalization, and all other employee benefit plans or arrangements (including, without limitation, any contracts or agreements with trustees, insurance companies, or others relating to any such employee benefit plans or arrangements) established or maintained by Seller (the "Plans"), and complete and accurate copies of all of the Plans have been provided to Buyer.

6.12.4. Employment or other Agreements. Except as disclosed on Exhibit 6.12.4 , each of Seller's employees is an "at-will" employee and there are no written or oral employment, commission, or compensation agreements of any kind between Seller and any of its employees. Exhibit 6.12.4 lists all written or oral employment, commission, or compensation agreements of any kind between Seller and any independent contractor. There are no pending claims and, to Seller's and Selling Member's knowledge, no threatened claims by or on behalf of any of its employees or independent contractor alleging any violation of any agreement or contract between Seller and any such employee or independent contractor. Exhibit 6.12.4 lists all of Seller's current employment or supervisory manuals, employment or supervisory policies, and written information generally provided to employees (such as applications or notices), and true and complete copies of those manuals, policies, and written information have been provided to Buyer.

6.12.5. List of All Employees and Independent Contractors; Compensation. Exhibit
        6.12.5 contains a complete and accurate list of the following, specifying all full names and applicable job titles or other titles: (i) all employees of Seller; (ii) all individuals who are currently performing services for Seller related to its Business and are classified as "consultants" or "independent contractors"; and (iii) all managers or officers of Seller. Exhibit 6.12.5 also completely and accurately specifies the total amount paid or payable as compensation to each employee and independent contractor of Seller, and the basis of such compensation, whether fixed or commission or a combination thereof, and accrued benefits for such persons as of the date of this Agreement.

6.12.6. Severance. Seller has no severance pay plan, policy, practice, or agreement with any of its employees.

6.13.   Financial Position


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6.13.1. Seller has delivered to Purchaser the financial statements (the
        "Financial Statements") attached hereto as Exhibit 6.13(a). The Financial Statements (i) present fairly the financial condition and results of operations of Seller as of the dates and for the periods specified therein, (ii) are in accordance with the books and records of Seller, and (iii) are prepared in accordance with consistently applied accounting principles.

6.13.2. Seller does not have any liability or obligation (whether absolute, accrued, contingent, or other, and whether due or to become due) that is not accrued, reserved against, or disclosed in the most recent balance sheet (the "Balance Sheet") contained in the Financial Statements other than liabilities incurred in the ordinary course of business consistent with past practice since July 31, 1999 and the items set forth in
        Exhibit 6.13(b).

6.13.3. Since July 31, 1999, except as disclosed on Exhibit 6.13(c):

          6.13.3.1. Seller has not entered into any transaction, which was not in the ordinary course of its business;

          6.13.3.2. there has been no material adverse change in the condition (financial or otherwise) of Seller;

          6.13.3.3. there has been no damage to, or destruction or loss of, physical property (whether or not covered by insurance) which may have a material adverse effect on the business or operations of Seller;

          6.13.3.4. Seller has not increased the compensation of any of its officers or the rate of pay of its employees as a group, except as part of regular compensation increases in the ordinary course of its business;

          6.13.3.5. Seller has not received notice that there has been a loss of, or cancellation of a material order by, any customer of Seller;

          6.13.3.6. there has been no resignation or termination of employment of any manager or key employee of Seller;

          6.13.3.7. there has been no borrowing or agreement to borrow by Seller or change in the contingent obligations of Seller by way of guaranty, endorsement, indemnity, warranty or otherwise or grant of a mortgage or security interest in any Acquired Assets;

          6.13.3.8. except for loans that will be paid in full on the Closing Date, there have been no loans made by Seller to its Members, employees, officers and directors other than travel advances and office advances made in the ordinary course of business;

          6.13.3.9. there has been no sale, assignment or transfer of any tangible asset of Seller, except in the ordinary course of business and no sale, assignment or transfer of any Intellectual Property or other intangible asset of Seller; and

          6.13.3.10. Seller has not incurred any liabilities that in the aggregate exceed $5,000.

6.14. Tax Matters. All federal, state, foreign, county, local and other tax returns required to be filed by or on behalf of Seller have been timely filed and when filed were true and correct in all material respects, and the taxes shown as due thereon were paid or adequately accrued. Seller has duly withheld and paid all taxes which it is required to withhold and pay relating to salaries, wages and other compensation, remuneration or benefits paid to the employees of Seller, and Seller shall be entitled to all tax refunds attributable to its filings for the periods for which it is responsible. Seller is not engaged in any dispute with any state or local jurisdiction in respect of sales, use, real property or personal property taxes.

6.15.   Insurance.

6.15.1. Seller has delivered to Purchaser (i) true and complete copies of all policies of insurance to which Seller is a party or under which it is or has been covered at any time within the two (2) years preceding the date of this Agreement and (ii) true and complete copies of all pending applications for policies of insurance.

6.15.2. Seller has paid all premiums due, and has otherwise performed all of its obligations, under each policy to which it is a party or that provides coverage to it or any of its directors or officers in connection with their performance of services to Seller.

6.16. Finders and Brokers. Seller will indemnify Buyer and hold it harmless from any liability or expense arising from any claim for brokerage commissions, finder's fees or other similar compensation based upon any agreement, arrangement or understanding made by or on behalf of Seller, including, but not limited to, any claim by Tom Millitzer or NCC New Commerce Communications. Any fees owed to Tom Millitzer or NCC New Commerce Communications shall be paid out of the proceeds of the Closing Cash Payment to be tendered to Seller by Buyer (the "Seller's Brokerage Fee").

6.17. Books and Records. The books and records of Seller with respect to its business are in all material respects complete and correct and have been maintained in accordance with good business practices.

6.18. Investment Representation. The Cypost shares issued to each Selling Member have not been registered under the Securities Act of 1933, as amended, and each Selling Member is acquiring such shares for investment purposes only and not with a view to any further distribution thereof or public offering thereof, within the meaning of the Securities Act of 1933, as amended, and that you may be required to bear the risks of holding the shares indefinitely, or until such time as they may be disposed of in accordance with Rule 144 which contains a number of conditions to be met such as (i) the availability of then current public information about Cypost, (ii) restrictions on the manner of sale, (iii) a one year holding period, and (iv) applicable volume limitations on the number of securities that may be sold. In addition, you are aware that Rule 144 restricts more severely the resale of securities of "affiliates" of an insurer and that your ability to resell such securities, may depend, in part upon such status. You have also been afforded the opportunity to meet with and discuss the business condition, management, prospects, and financial condition of Cypost, and have been afforded the opportunity to question Cypost's chief executive officer as to these matters, and while Cypost has described to you its business and prospects, in material respects, such description does not purport to be exhaustive in nature or scope. You have been advised that the current version of Cypost's Registration Statement on Form 10-SB under the Securities and Exchange Act of 1934, as amended is publicly available for inspection on the SEC's website found at and have had a chance to review such document, and that either by yourself, or together with an investment representative that you have retained, you have the knowledge and experience in financial matters to evaluate the risks and merits of the prospective investment.

6.19. Truth and Completeness of Representations and Warranties. Neither this Agreement nor any exhibit or schedule hereto nor any other document furnished by Seller or its officers in connection with the transactions contemplated herein contains any untrue statement of any material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading; and there is no fact which materially and adversely affects the business, prospects, affairs, operations, condition, financial or otherwise, of Seller, which has not been disclosed to Buyer by Seller. The representations and warranties of Seller and Selling Member and such other materials are accurate and complete in all material respects.

SECTION 7. REPRESENTATIONS OF BUYER

        Buyer represents and warrants to Seller as follows:

7.1. Corporate Existence. Buyer is a corporation duly organized and validly existing under the laws of the state of Delaware. Buyer has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

7.2. Binding Effect. This Agreement constitutes the valid and binding agreement of Buyer, as applicable, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, reorganization, insolvency, or similar laws affecting the enforcement of creditors' rights or by the application of general principles of equity.

7.3. Buyer's Capitalization. The CyPost Shares are duly issued, validly outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The CyPost Shares are and will be issued to the Selling Members free and clear of all liens. The CyPost Shares are being issued and sold in compliance with all applicable federal and state securities laws.

SECTION 8. COVENANTS OF SELLER

8.1. Seller's Operation of Business Prior to Closing. Seller agrees that between the date of this Agreement and the Closing Date, Seller will use its best efforts to conduct the

        Business in a reasonable and prudent manner in accordance with past practices; will engage in no transaction out of the ordinary course of business; will enter into no agreement extending beyond the Closing Date except with respect to transactions entered into in the ordinary course of business; and will use its best efforts to preserve its existing business organization and relations with its employees, customers, suppliers, and others with whom it has a business relationship.

8.2. Access to Business and Information. Until the Closing Date, Seller will provide Buyer and its representatives with reasonable access during business hours (or at other times with Seller's approval) to the Assets, titles, contracts, and records of Seller and furnish such additional information concerning the Business as Buyer from time to time may reasonably request.

8.3.    Employee Matters.

8.3.1. Before Closing, Seller will deliver to Buyer a list of the names of all persons on the payroll of Seller, together with a statement of amounts paid to each during Seller's most recent fiscal year and amounts paid for services from the beginning of the current fiscal year to the Closing date. Seller will also provide Buyer with a schedule of all employee bonus arrangements and a schedule of other material compensation or personnel benefits or policies in effect.

8.3.2. Before the Closing Date, Seller will not, without Buyer's prior written consent, except for the terminations described below, enter into any material agreement with its employees, materially increase the rate of compensation or bonus payable to or to become payable to any employee, or effect any material changes in the management, personnel policies, or employee benefits, except in accordance with existing employment practices.

8.3.3. Seller and Selling Member will undertake, at Buyer's expense, all reasonable action necessary or appropriate to permit Buyer, if Buyer so desires, to take over Seller's pension and profit-sharing plan, if any, as a successor employer, and will cooperate with Buyer with respect to this undertaking.

8.3.4. As of the Closing Date, Seller will terminate all of its employees and will pay each employee all wages, commissions, and accrued vacation pay earned up to the time of termination, including overtime pay.

8.4. Change of Name. On or before the Closing Date, Seller will take all action necessary or appropriate to permit Buyer to legally commence use of Seller's name on the Closing Date.

8.5. Conditions and Best Efforts. Seller will use its best efforts to effectuate the transactions contemplated by this Agreement, and will do all acts and things as may be required to carry out its obligations under this Agreement and to consummate this Agreement.

8.6. Broker. Seller has retained Tom Millitzer and/or NCC New Commerce Communications as its broker, and Seller shall be solely responsible for payment of all amounts due Tom Millitzer and/or NCC New Commerce Communications, or any other broker engaged by Seller in connection with the sale of the Assets, and Seller shall indemnify and hold Buyer harmless therefrom.

8.7. Confidentiality. Seller and the Selling Members acknowledge the confidential and proprietary nature of the Confidential Information (as defined below) and agree that, absent the prior written consent of Buyer, none of them shall reveal or disclose any Confidential Information for any purpose to any other person, firm, corporation or other entity, or use any Confidential Information for their direct or indirect benefit or for any other purpose. Seller or Selling Members may disclose Confidential Information to their attorney or accountants, but only if such persons agree to be bound by the terms of this Section 8.7. Seller and the Selling Members acknowledge and agree that in the event of their breach of this Section 8.7, Buyer will suffer irreparable injuries not compensated by money damages and therefore shall not have an adequate remedy at law. Accordingly, Buyer shall be entitled to a preliminary and final injunction to prevent any further breach of this
        Section 8.7 or further unauthorized use of Confidential Information. This remedy is separate and apart from any other remedy Buyer may have. As used herein, "Confidential Information" means (i) any and all proprietary memos, research, forms, databases, other data, drawings, specifications, computer programs, customer lists, customer files, marketing plans, and other records and documentation related to the Seller's Business, operations, financial status, technology and/or Intellectual Property; (ii) any other information marked or designated as confidential; (iii) all information, whether or not in written form and whether or not designated as confidential, which is known to the covenanting party as being treated by Seller as confidential; and (iv) all information provided to Seller by third parties which Seller is obligated to keep confidential. This provision shall survive the Closing of this Agreement indefinitely

SECTION 9. CONDITIONS PRECEDENT TO CLOSING

9.1. Buyer's Conditions. The obligation of Buyer to purchase the Assets and otherwise close the transactions contemplated by this Agreement are subject to the fulfillment, before or on the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by Buyer:

9.1.1. All representations and warranties made in this Agreement by Seller and Selling Member shall be true in all material respects as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, neither Seller nor any Selling Member shall have failed in any material respect to perform any covenant contained in this Agreement.

9.1.2. There shall have been no material adverse change in the manner of the operation of the Business between the date of this Agreement and the Closing Date.

9.1.3. At the Closing Date no suit, action, or other proceeding shall have been threatened or instituted against the Seller or any Selling Member affecting in any way the Business or the Assets, or which attempts to, restrain, enjoin, or otherwise prevent the consummation of this Agreement or its contemplated transactions.

9.1.4.  All obligations of each of the Seller and Selling Members set forth in
        Section 12.2 below shall have been fully performed to the sole satisfaction of Buyer.

9.2. Seller's Conditions. The obligation of Seller to sell the Assets is subject to the fulfillment, before or on the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by Seller:

9.2.1. All representations and warranties made in this Agreement by Buyer shall be true in all material respects as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, Buyer shall not have failed in any material respect to perform any covenant contained in this Agreement.

9.2.2. At the Closing Date no suit, action, or other proceeding shall have been threatened or instituted against the Seller to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.

9.2.3. All obligations of Buyer set forth in Section 12.3 below shall have been fully performed to the sole satisfaction of Seller.

SECTION 10. CLOSING

10.1. Time and Place. The transactions contemplated by this Agreement shall be closed ("Closing") on a date mutually agreed to by Buyer and Seller, but in no event later than October __, 1999 ("Closing Date").

10.2. Obligations of Seller at Closing. At Closing, Seller shall execute (where applicable) and deliver to Buyer the following:

10.2.1. A Bill of Sale substantially in the form of Exhibit 10.2.1 attached hereto, along with , properly endorsed certificates of title, and other instruments of transfer, in form and substance satisfactory to Buyer, necessary to transfer and convey all of the Assets to Buyer.

10.2.2. Except to the extent the parties may otherwise agree in the Escrow Instructions, such Escrow Instructions to be substantially in the form of Exhibit 10.4(c) attached hereto, all consents to assignments of all Assumed Contracts have been executed and delivered to Buyer in form and substance satisfactory to Buyer.

10.2.3. Assignment of the lease, as amended, on the premises at (i)the Westin Building, Sixth Avenue at Virginia, Seattle, WA ; (ii) 117 N. First Street, Space #1, Mount Vernon, Washington 98273, and (iii)7840 159th Place NE, Suite B,, Redmond, WA ("Office Suite E")(the "Premises Lease(s)"), in form and substance satisfactory to Buyer.

10.2.4. Possession of the leased premises described in the Premises Leases.

10.2.5. Properly executed assignments of all intellectual property rights associated with the Business, including, but not limited to: (i) all federal and state registered trademarks, including the goodwill associated therewith; (ii) copyrights, including, but not limited to, rights in software and rights in the visual, textual, and/or audio elements of any web site or chat site associated with the Business; (iii) domain names owned by Seller and/or used in association with the Business; and (iv) any other proprietary or intellectual property rights owned by or used in association with the Business, all in form and substance satisfactory to Buyer. Without limiting the generality of the foregoing: (i) Seller shall execute and deliver the Trademark/Service Mark Assignment substantially in the form of Exhibit 10.2.5(a) attached hereto; and (ii) Seller shall execute and deliver the Acknowledgment, Assignment and Waiver substantially in the form of Exhibit 10.2.5(b) attached hereto.

10.2.6. Properly executed assignments of Seller's corporate name "Connect Northwest" in form and substance satisfactory to Buyer.

10.2.7. Originals or copies of all Licenses and Permits, if any.

10.2.8. An manager's certificate affirming the authority of Seller's Managers to validly execute this Agreement and all other necessary documentation in connection with this Agreement on behalf of Seller.

10.2.9. A manager's certificate certifying the vote of the membership approving all transactions contemplated by this Agreement.

10.2.10. Delivery of a fully executed Free Employment Agreement contemplated by
         Section 5 and Exhibit 5.1 of this Agreement in form and substance satisfactory to Buyer.

10.2.11. Delivery of a fully executed Fick Employment Agreement contemplated by
         Section 5 and Exhibit 5.2 of this Agreement in form and substance satisfactory to Buyer.

10.2.12. Delivery of a fully executed Non-Competition Agreement contemplated by
         Section 5 and Exhibit 5.3 of this Agreement in form and substance satisfactory to Buyer.

10.2.13. Such other certificates and documents as may be called for by the provisions of this Agreement.

10.3. Obligations of Buyer at Closing. At Closing, Buyer shall execute (where applicable) and deliver to Seller the following:

10.3.1. The Closing Cash Payment (as such term is defined in Section 3.1.1) by certified check or wire transfer to the account designated in Exhibit 10.3.1.

10.3.2. Delivery of a fully executed Free Employment Agreement contemplated by
        Section 5 and Exhibit 5.1 of this Agreement substantially in the form of
        Exhibit 5.1 attached hereto.

10.3.3. Delivery of a fully executed Fick Employment Agreement contemplated by
        Section 5 and Exhibit 5.2 of this Agreement substantially in the form of
        Exhibit 5.2 attached hereto.

10.4    Other Closing Documetation.

        10.4.1 The parties shall prorate all expenses as set forth in Section 4; such proration shall be set forth in Exhibit 10.4(a) attached hereto and by this reference incorporated herein.

        10.4.2 Exhibit 10.4(b) shall sert forth any wiring instructions for payments to be made at Closing.

        10.4.3 Exhibit 10.4(c) shall set forth any escrow instructions that the parties may, in their sole discretion, decide upon in the event certain consents from lessors of Assumed Contracts are not executed and delivered at Closing. Notwithstanding the foregoing, any decision by Buyer to waiver the condition precedent to Buyer's obligation at Closing that Seller shall obtain and tender all such consents at Closing shall be a decision solely in the discretion of Buyer and the inclusion of the attached form of Exhibit 10.4(c) shall not impose any obligation on Buyer to so consent.

SECTION 11. INDEMNIFICATION AND SURVIVAL

11.1. Survival of Representations and Warranties and Certain Covenants. The representations and warranties made in Sections 6.1, 6.2, 6.3, in the first two sentences of Section 6.4 , and in Section 6.6.5 shall survive the Closing of this Agreement for a period of five (5) years from the date of this Agreement. The representations and warranties made in Sections 6.6.3, 6.6.4, 7.1, 7.2 and 7.3 of this Agreement shall survive the Closing of this Agreement indefinitely. All other representations and warranties made in this Agreement shall survive for a period of two years from the date of this Agreement, and any notice given pursuant to
        Section 11.4 shall be given within such two-year period. All covenants which, in accordance with a provision of this Agreement, shall be performed after the Closing Date and all other covenants which by their nature shall or will be performed after the Closing, shall all survive the Closing of this Agreement, including, but not limited to, Sections 3.1.2, 3.1.4, 3.2, and 4 of this Agreement. After the Closing, Seller and Selling Members agree to take such actions as reasonably requested by Buyer to complete any obligations of Seller or Selling Members in this Agreement that have not been fully performed by the Closing Date.

11.2. Seller's and Selling Member's Indemnification. Seller and each Selling Member hereby agrees to indemnify and hold Buyer, its successors and assigns, harmless from and against (a) claims, demands, causes of action, liabilities, costs (including attorney fees), damages, and all other obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of the Business prior to the close of business on the Closing Date, except for claims, liabilities, and obligations of Seller expressly assumed by Buyer under this Agreement; and (b) any and all claims, demands, causes of action, liabilities, costs (including attorney fees), damages, and all other obligations or deficiencies of every kind and description resulting from any misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of any Seller and Selling Member under this Agreement, including, but not limited to, any breach of any representation and warranty in Section 6 of this Agreement. The liability of each Selling Member under this Section 11.2 shall be limited to the portion of the Purchase Price received by such Selling Member.

11.3. Buyer's Indemnification. Buyer agrees to defend, indemnify, and hold harmless Seller and the Selling Members from and against any and all damage or deficiency resulting from (a) any and all claims, demands, causes of action, liabilities, costs (including attorney fees), damages, and all other obligations of every kind and description, contingent or otherwise, arising out of or related to the operation of the Business after the close of business on the Closing Date, except for claims, liabilities, and obligations of Seller existing as of the Closing Date and not assumed by Buyer under this Agreement and claims, liabilities and obligations paid by insurance maintained by Seller, Selling Member, or Buyer; and (b) any and all claims, demands, causes of action, liabilities, costs (including attorney fees), damages, and all other obligations or deficiencies of every kind and description resulting from any misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Buyer under this Agreement. The liability of Buyer under this Section 11.3 shall be limited to the amount of the Purchase Price.

11.4. Indemnification Threshold. A party shall not be entitled to indemnification pursuant to this Section 11 until the aggregate amount of such party's claims under either Sections 11.2 or 11.3 exceeds $10,000, but such threshold shall not reduce the liability of the indemnifying party under this Section 11.

11.5. Notice. If any claim is asserted against any party that would give rise to a claim for indemnification by each party against any party to this Agreement under the provisions of Section 11.2 or 11.3, the party seeking indemnification shall promptly give written notice to the other party concerning such claim. Failure to receive such notice shall not relieve the indemnifying party of any liability that it might otherwise have to the claiming party under this Section 11, unless the indemnifying party is materially prejudiced by such failure or unless such notice is not given within the period (if applicable) required under Section 11.1.

SECTION 12. TERMINATION OF AGREEMENT

      This Agreement may be terminated by (i) mutual written consent of Buyer and Seller; or (ii) upon Buyer's election to terminate this Agreement by notice to Seller, or upon Seller's election to terminate this Agreement by notice to Buyer, if any one of the following conditions occurs: (a) the terminating party shall have discovered a material error, misstatement, or omission in the representations and warranties made in this Agreement by the other party which shall not have been cured by such other party within 14 days after written notice to such other party specifying in detail such asserted error, misstatement, or omission, or by the Closing Date, whichever first occurs; or
(b) all of the conditions precedent of the terminating party's obligations under this Agreement have not occurred and have not been waived by the terminating party on or prior to the Closing Date. The party with a right to terminate this Agreement pursuant to Section 12(ii) above shall not be bound to exercise such right, and its failure to exercise such right shall not constitute a waiver of any other right it may have under this Agreement, including but not limited to remedies for breach of a representation, warranty, or covenant.

SECTION 13. RISK OF LOSS

      The risk of loss, damage, or destruction to any of the equipment, inventory, or other personal property to be conveyed to Buyer under this Agreement shall be borne by Seller to the time of Closing. In the event of such loss, damage, or destruction, Seller, to the extent reasonable, shall replace the lost property or repair or cause to repair the damaged property to its condition before the damage. If replacement, repairs, or restorations are not completed before Closing, then the Purchase Price shall be adjusted by an amount agreed upon by Buyer and Seller that will be required to complete the replacement, repair, or restoration following Closing. If Buyer and Seller are unable to agree and the damage or destruction is material (i.e., exceeds $50,000 to replace or repair), then Buyer, at its sole option and notwithstanding any other provision of this Agreement, upon notice to Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event there shall be no closing of this Agreement and all the terms and provisions of this Agreement shall be deemed null and void. If, before Closing, the Premises are damaged such that is cannot reasonably be used by Buyer as contemplated in the Premises Lease, or if the Premises are destroyed, then Buyer may rescind this Agreement in the manner provided above unless arrangements for repair satisfactory to all parties involved are made prior to Closing.

SECTION 14. CTX LAWSUIT

      Reference is hereby made to the action entitled "Connect Northwest Internet Services, LLC v. CTX Mortgage Company, filed as case number 99-2-00656-1 in Skagit County Washington State) Superior Court (hereinafter the "CTX Lawsuit). Pursuant to Exhibit 1.2, the parties have agreed that all rights and remedies accruing to Seller out of the CTX Lawsuit shall be an Excluded Asset as such term is defined in Section 1.2 of this Agreement. In consideration thereof, Seller and each Selling Member hereby agree, jointly and severally, to indemnify and hold Buyer, its successors and assigns, harmless from and against claims, demands, causes of action, liabilities, costs (including attorney fees), damages, and all other obligations of every kind and description, contingent or otherwise, arising out of, or in any way related to, the CTX Lawsuit

SECTION 15. MEMBER AND OTHER LOANS`

      Reference is hereby made to Exhibit 6.13(b) which lists the only outstanding loans by Members, namely Charles A. Fick, Jr. and James P. Fick (the "Lending Members"), to the Seller (hereinafter collectively referred to as "Member Loans"). The parties acknowledge and agree that: (i) without limiting the generality of Section 2.2 and the definition of "Excluded Liabilities," that Buyer does not assume any of Seller's obligations under any of the Member Loans and that Buyer has no liability or obligations whatever arising out of any of the Member Loans; (ii) any and all indebtedness and other obligations of Seller pursuant to the Member Loans are solely and exclusively the responsibility of the Seller after the Closing; and (iii) the Seller and the Selling Members, including the Lending Members (and their successors and assigns), shall not seek any recourse whatsoever against Buyer or the Acquired Assets with regard to the Member Loans.In additiion to the Member Loans, Exhibit 6.13(b) also lists all other loans made to the Seller, namely, a loan by Charles A. Fick, III (the "Non-Member Loan"). All

Non-Members Loans shall be paid off in full at Closing by Buyer out of the proceeds of the Closing Cash Payment.

SECTION 16. MISCELLANEOUS

16.1. Binding Effect. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, personal representatives, successors and assigns.

16.2. Assignment. Neither Seller nor Buyer shall assign its rights and obligations under this Agreement without the prior written consent of the other, except that Buyer may upon written notice to Seller assign this Agreement to a company affiliated with Buyer ("Buyer's Affiliate").

16.3. Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, or by overnight delivery service provided such service is in the practice of keeping verifiable records of the time and date of delivery, addressed to the parties at the addresses as set forth below:

               If to Buyer:         CyPost Corporation
                                    260 W. Esplanade
                                    North Vancouver, B.C.  V7M 3G7
                                    CANADA

               with a copy to:      Frank X. Curci, Esq.
                                    Preston Gates & Ellis, LLP
                                    222 S.W. Columbia Street, Suite 1400
                                    Portland, Oregon  97201

               If to Seller:        Connect Northwest Internet Services, L.L.C.
                                    117 N. First Street, Suite 1
                                    Mount Vernon, WA  98273

               with a copy to:      Richard J. Busch, Esq.
                                    Foster Pepper & Shefelman
                                    777 108th Avenue
                                    NE, Suite 1500 Bellevue, WA 98004

        Any notice or other communication shall be deemed to be given at the expiration of the fifth (5th) day after the date of deposit in the United States or Canadian mail, or in the case of overnight delivery service, immediately on receipt. The addresses to which notices or other communications shall be mailed may be changed from time to time by giving written notice to the other party as provided in this section.

16.4. Attorney Fees. If any suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees incurred in preparation or in prosecution or defense of such suit or action as fixed by the trial court, and if any appeal is taken from the decision of the trial court, reasonable attorney fees as fixed by the appellate court.

16.5. Amendments. This Agreement may be amended only by an instrument in writing executed by all the parties.

16.6. Headings. The headings used in this Agreement are solely for convenience of reference, are not part of this Agreement, and are not to be considered in construing or interpreting this Agreement.

16.7. Entire Agreement. This Agreement (including the exhibits) sets forth the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes any and all prior understandings and agreements, whether written or oral, between the parties with respect to such subject matter.

16.8. Counterparts. This Agreement may be executed by the parties manually or by facsimile in separate counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

16.9. Severability. If any provision of this Agreement shall be invalid or unenforceable in any respect for any reason, the validity and enforceability of any such provision in any other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

16.10. Waiver. A provision of this Agreement may be waived only by a written instrument executed by the party waiving compliance. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. Failure to enforce any provision of this Agreement shall not operate as a waiver of such provision or any other provision.

16.11. Further Assurances. From time to time, each of the parties shall execute, acknowledge, and deliver any instruments or documents necessary to carry out the purposes of this Agreement.

16.12. Time of Essence. Time is of the essence for each and every provision of this Agreement.

16.13. No Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer on any person, other than the parties to this Agreement, any right or remedy of any nature whatsoever.

16.14. Expenses. Each party shall bear its own expenses in connection with this Agreement and the transactions contemplated by this Agreement.

16.15. Governing Law; Venue. This Agreement has been made entirely within the state of Washington and shall be governed by and construed in accordance with the laws of the state of Washington. If any suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, venue shall be in the federal or state courts in King County, Washington.

16.16. Representation. Preston Gates & Ellis LLP represents only Buyer in this transaction, and Seller acknowledges it has been advised to have this Agreement reviewed by its own independent counsel.

16.17. Seller's Employees. Buyer agrees that employees of Seller hired by Buyer after closing will have the same or substantially similar benefits as existing employees of Buyer

              The remainder of this page intentionally left blank.

      The parties have executed this Agreement as of the date set forth above.

BUYER:                                  SELLER:

CYPOST CORPORATION                      CONNECT NORTHWEST INTERNET SERVICES, LLC

By:                                     By:
    --------------------------              ------------------------------------
Its:                                    Its:
    --------------------------               -----------------------------------


                                        SELLING Members:


                                        ----------------------------------------
                                        Alexander G. Free


                                        ----------------------------------------
                                        James P. Fick


                                        ----------------------------------------
                                        Madeline C. O'Donnell


                                        ----------------------------------------
                                        Ira Jay Graham


                                        ----------------------------------------
                                        Robert M. Free


                                        ----------------------------------------
                                        Paul M. Maughan


                                        ----------------------------------------
                                        James P. Eberhardt


                                        ----------------------------------------
                                        Judith L. Fick


                                        ----------------------------------------
                                        Charles A. Fick Jr.

                                  EXHIBIT 1.1.1

                                  FIXED ASSETS

                 ITEM
                 ----

1      950127OKIDATA
6      SPARC2
7      OTHER
9      950428P90 (RAINIER)
10     XA INSTALLATION COST
11     9506071XAINSTALL
12     950613PSDNEWSSERVER
13     960117SPARC5
14     960205LIVINGSTONTS
15     960213NOTEBOOK
17     961120SEAGATE4GB HD
19     960726COMPUTER
20     960709OFFICE EQUIP
22     960702SMARTI6SHELP
23     960702CISCO
24     960604SEAGATE9GB HD
25     960803QUAKE
27     961019DIGITAL CAMERA
28     96052UPS
29     486SX
31     NETWORK EQUIP
33     950921SEAGATE HD
34     951022EXABYTETAPEDR
35     950414MISCETHERNET
36     950419ANSWERING
37     950623AC
38     95090SLIVERX211
39     950920BATTERYUPS
40     950923SEAGATE HD
41     951023RXABYTE TAPE DRIVR
42     960205ADTRANSU
43     960205SEAGATE HD
44     960328FAX MACH
45     960422SOJUNET
46     960515SERVER
47     TIME CLOCK
48     NT SERVER
49     ADTRAN TSUS
50     CISCO
51     WORKSTATIONS
52     UPSS
53     LIVINGSTON PM3
54     PRINTSERVER/ETHER BOB
55     OFFICE DESKS
57     KENTROX CSO
58     SCANNER
59     NCA ROUTER/KENEROX
60     SERVER
61     MODEMRACK
62     EMAIL SERVER
63     TRANTOR
64     DONUT
65     LIV OFFICE ROUTER
66     ETHERNET SWITCH
67     LIVINGSTON POSTMASTER
68     LIVINGSTON POSTMASTER
69     LIVINGSTON POSTMASTER
70     CISCO 7206
71     NORSTAR SYSTEM
72     ETHERNET SWITCH
73     LIVINGSTON OFFICE ROUTER
74     DSX PANELS
75     SOLUNET - ISDN CISCO
76     ELECT IMPRINTS & WESTIN
77     NEW POSTMASTER 3
78     6TH AND VIRGINIA
79     PM3
80     NETWORK HARDWARE
82     AC UNIT
83     PA--4T
84     TSU CARDS
85     PHONE SYSTEM
86     KENTEUX CSD/DSD
87     OFFICE FURNITURE
88     71 ROUTER
89     LEASED EQUIPMENT
90     MICRO WAREHOUSE
91     OFFICE FURNITURE

                 ITEM
                 ----

92     OKIDATA
93     PHONE SYSTEM
94     NA ONLINE SYSTEM
95     MICRO WAREHOUSE
96     PHONE SYSTEM
--     MISC. EQUIPMENT
           Hard Drives
           Rack Mount Cases
           Networking Tools

                                  EXHIBIT 1.1.2

                                ASSUMED CONTRACTS

Real Estate Leases

1. Mount Vernon Office. Lease dated the 30th day of April, 1998 by and between Timothy B. White Properties and Connect Northwest, LLC.

2. Westin Building. Lease dated the 1st day of July, 1997 by and between Sixth & Virginia Properties and Connect Northwest Internet Services, L.L.C., and Lease Modification #1 dated the 1st day of October 1998.

3. Redmond Office. Lease dated the 22nd day of May 1997 by and between Duane and Suzanne Reed and Connect Northwest, LLC, and Addendum One dated the 13th day of June 1997.

Connect Northwest's Customers' Internet Service Agreements

1. Frame Relay Internet Access Service. All customer agreements for Internet access service through frame relay services, as listed on the Customer List in
Exhibit 1.1.3. to this Agreement.

2. Dial-Up Internet Access Service. All customer agreements for Internet access service through dial-up telecommunications services, as listed on the Customer List in Exhibit 1.1.3. to this Agreement.

3. Toll Free Internet Access Service. All customer agreements for Internet access service through dial-up toll free telecommunications services, as listed on the Customer List in Exhibit 1.1.3. to this Agreement.

4. DSL Internet Access Service. All customer agreements for Internet access service through DSL telecommunications services, as listed on the Customer List in Exhibit 1.1.3. to this Agreement, including related Equipment Leases between Connect Northwest and its customers for DSL routers.

Telecommunications Services Agreements

1. Covad DSL Service Agreement. Agreement for DSL services by and between Covad Communications Company and Connect Northwest Internet Services, L.L.C.

2. GTE DS1 Frame Relay Services. Agreement dated March 19, 1999 by and between GTE Northwest Incorporated and Connect Northwest for DS1 Frame Relay Service, terminating on Rack 3.01/Panel 7/Jack 5 in the 19th floor meet me room of the Westin Building. Agreement dated April 13, 1999 by and between GTE Northwest Incorporated and Connect Northwest for DS1 Frame Relay Service, terminating on Rack 3.01/Panel 7/Jack 6 in the 19th floor meet me room of the Westin Building.

3. GTE Capacity Agreement. Agreement dated August 4, 1999 by and between GTE Northwest Incorporated and Connect Northwest for DS1 Service, from GTE's Redmond central office to the Westin Building.

4. Electric Lightwave ISDN PRI. Master Services Agreement dated June 24, 1998, by and between Electric Lightwave, Inc. and Connect Northwest, and Lightwave Telephone Service [LTS - Dial Tone] Addendum to Master Service (sic) Agreement dated June 26, 1998.

5. GTE Telecommunications Services. Telecommunications services for telephone numbers:

                             60-NW2-0431
                             N15 EHP-5010 113
                             360-1UH-2191
                             425-NW1-3744
                             425-W1Q-0311
                             360-383-0116
                             360-336-2777
                             360-336-2265
                             425-869-0557

                             360-312-0201 (Disconnected account. Significant refund due to CNW and will be payable to Connect Northwest Internet Services, LLC as an Excluded Asset, as defined in the Asset Purchase Agreement.)

6. NEXTEL Wireless Services. Agreement for two way wireless telecommunications services.

7. AT&T Long Distance Services. Agreement for long distance telecommunications services.

8. U S WEST Communications Services. Agreement for frame relay services.

Internet Infrastructure Agreements

1. Domain Name Registrations. Registration of "cnw.com" and "cnw.net" domain names.

2. Frontier GlobalCenter Internet Backbone. Agreement for Internet backbone services by and between Frontier GlobalCenter, Inc. and Connect Northwest Internet Services dated September 15, 1998.

3. Interconnected Associates Inc. Agreement for T-1 Service dated 6/7/95 by and between Interconnected Associates Inc and Connect Northwest.

4. ARIN. Registration of IP addresses agreement pursuant to ARIN Invoice No. R-9907-727, dated 7/6/99.

5. DPEC, Inc. Internet Service Provider Agreement dated 3/24/98 by and between DPEC, Inc. and Connect Northwest Internet Services, L.L.C. for Internet-based training courses.

Equipment Leases

All Equipment Leases listed in Exhibit 3.1.2. to this Agreement.

                                  EXHIBIT 1.1.3

                                 CUSTOMER LISTS

------------------------
canman (204)
Gary Dix
12333 Maple Crest Dr.
Burlington, WA  98233
3607578850
------------------------
petman (206)
Alan Williams DVM
1515 Parker Way
Mount Vernon, WA  98273
3604247387
------------------------
sal (221)
Salvatore Mugnos
2715 Ioquois Dr.
Mount Vernon, WA  98273-3622
3604288613
------------------------
nathan (225)
Nathan Bawden
430 Sherwood Black Rd.
West Union, OH  45693
937.549.4757
------------------------
colin (226)
No Data Available
------------------------
josh (227)
No Data Available
------------------------
rmfree (228)
Robert Free
1648 Torset Rd.
Mount Vernon, WA  98273
3604456621
------------------------
bigb (243)
Bryan Christensen
PO Box 282
Anacortes, WA  98221
3602937551
------------------------
chris (246)
Christopher I. Francy
1674 Herrington Road
Bow, WA  98232
3607244525
------------------------
dickj (252)
Richard Joslin
P.O. Box 802
Anacortes, WA  98221
3602994304
------------------------
socioec (253)
Jack Lessinger
1498 Wood Rd.
Bow, WA  98232
3607243711
------------------------
thomgus (260)
Thomas Gustafson
1308 S. 3rd
Mount Vernon, WA  98273
3603362547
------------------------
variant (263)
Felicisima Kasinger
3212 Hamilton Cemetery Rd.
Sedro Woolley, WA  98284
3608266221
------------------------
mcdade (265)
Scott McDade
1846 Raleigh Ln.
La Conner, WA  98257
3604664245
------------------------
jime (270)
James Eberhardt
2612 17th St.
Anacortes, WA  98221
------------------------
herbaugh (272)
Roger Herbaugh
P.O. Box 1665
Mount Vernon, WA
982731665
3607570611
------------------------
erons (278)
Eron Berg
PO Box 777
La Conner, WA  98257
3604664109
------------------------
satan (280)
No Data Available
------------------------
tomservo (283)
No Data Available
------------------------
lrp (285)
Laurence Peterson
1438 Country Club Dr.
Burlington, WA  98233
3607570856
------------------------
kennlee (294)
Kenneth Lee
P.O. Box 1133
Mount Vernon, WA  98273
------------------------
satterle (308)
Larry Satterlee, Ph.D.
16768 Allen West RD
Bow, WA  98232
3607574739
------------------------
pag (316)
Patricia Paget
5508 Sugarloaf
Anacortes, WA  98221
3602930617
------------------------
dolphin (318)
Dale Zeretzke
21316 Rolling Ridge DR
Sedro Woolley, WA  98284-8792
3608565474
------------------------
nelsons (319)
Marie E Nelson
1961 Dry Slough Rd
Mount Vernon, WA  98273
3604455463
------------------------
sea (332)
Allan Coslor
P O Box 367
HWY 9
Mount Vernon, WA  98273
3608561776
------------------------
bob (336)
Bob Cole
1863 Rocky Ridge Lane
Sedro Woolley, WA  98284
------------------------
dch (340)
David Huynh
P.O. Box 541
235 W Rio Vista
Burlington, WA  98233-0541
3604161600
------------------------
nancyd (344)
No Data Available
------------------------
trople (345)
Leanne Trople
1951A Cook Rd.
Sedro Woolley, WA  98284
360.856.2922
------------------------
stv (351)
Steven L Pitts
3202 L Avenue
Anacortes, WA  98221
3602934649
------------------------
davee (354)
David Ebersole
1811 Bruun Rd.
Mount Vernon, WA  98273
3604455717
------------------------
boo (380)
Mark Backman
6823 Gibraltar Pl.
Anacortes, WA  98221
3602936175
------------------------
bobnm7m (384)
Robert Brown
504 Channel View Dr.
Anacortes, WA  98221
------------------------
bromwell (388)
Linda Bromwell-Winter
P.O. Box 535
Clearlake, WA  98235
360.856.2715
------------------------
bmb (393)
Lori Durham
1623 E. Fir St.
Mount Vernon, WA  98273
3604244581
------------------------
sawpilot (396)
Jeff Schiltz
1110 17th Street
Anacortes, WA  98221
360.293.7252
------------------------
reni (409)
Renita Moore
1708 25th H CT.
Anacortes, WA  98221
360.293.9330

------------------------
topcat (410)
No Data Available
------------------------
bkmoore (411)
Robert Moore
19998 Butler Ck. Rd.
Sedro Woolley, WA  98284
3607246010
------------------------
mertz (422)
Sean Kelly
1501 - 38th St.
Anacortes, WA  98221
3602935562
------------------------
zwright (429)
Zachary Wright
2216 Martin Rd.
Mount Vernon, WA  98273
------------------------
henryj (436)
James Sikkema
1119 Longview
Anacortes, WA  98221
3602934311
------------------------
axxe (443)
No Data Available
------------------------
mstern (446)
Michael Sternberg
2208 31st St.
Anacortes, WA  98221
3602932405
------------------------
jimb (459)
Jim Beard
404 Colony Mountain Dr.
Bow, WA  98232
3607666597
------------------------
pat (461)
Patricia Bennett
P.O. Box 211
Anacortes, WA  98221
3602932801
------------------------
huddlerl (464)
Robert Huddleston
9893 Dan St.
La Conner, WA  98257-8911
3604663577
------------------------
kitwin (468)
Paul Kitwin
6719 13th Ave NW
Seattle, WA  98117
2067068629
------------------------
primer (472)
Mike Swanson
P.O. Box 186
Lyman, WA  98263
3608263337
------------------------
fdw (473)
Fred Wright
810 N Waugh Rd
Mount Vernon, WA  98273
3604246761
------------------------
jmartin (476)
Jon Martin
1702 Meadow Dr.
Mount Vernon, WA  98273
3604166559
------------------------
carpejc (478)
James Carpenter
4205 Tyler Way
Anacortes, WA  98221
3602930274
------------------------
cfick (480)
No Data Available
------------------------
scorpio (481)
Stewart Ness
5149 Suak Valley Rd.
Concrete, WA  98237-9704
3608538374
------------------------
jruiz (484)
Jose Ruiz
478 Gibralter Pl.
Anacortes, WA  98221
3602939623
------------------------
khris (487)
Tina Vogel
3602 W 4th ST
Anacortes, WA  98221
3602935289
------------------------
rballow (491)
Richard Ballow
401 E. Park Dr.
Anacortes, WA  98221
3602934428
------------------------
jgrill (494)
Jack Grill
515 S 39th Pl.
Mount Vernon, WA  98273
3604241641
------------------------
redhorse (505)
Robert Allerdice
210 S. 99th ST.
Seattle, WA  98108-4916
2067674949
------------------------
deang (514)
Dean Gilley
2812 167th Ave NE
Bellevue, WA  98008-2140
4258814241
------------------------
billh (516)
Bill Habenicht
P.O. Box 3552
Seattle, WA  98124
2062270311
------------------------
kathyb (520)
Kathy Buchanan
1821 Fife PL
Anacortes, WA  98221
3602933891
------------------------
pettit (524)
Nicholas Pettit
1211 N 9th St. #1
Mount Vernon, WA  98273
3604286642
------------------------
clover (533)
Rob Gardiner
1816 Boylston AVE #304
Seattle, WA  98104
------------------------
connor (534)
Kevin Connor
17325 Olympic PL
Mount Vernon, WA  98274
3604248719
------------------------
wgay (542)
Wayne Gay
540 Sioux Dr.
Mount Vernon, WA  98273
360.424.1415
------------------------
kishki (543)
Karen Penoza
16014 SE 8th St.
Bellevue, WA  98008
206.641.4713
------------------------
terry (554)
No Data Available
------------------------
endeavor (559)
No Data Available
------------------------
thurman (560)
Deborah Thurman
2288 Austin
Mount Vernon, WA  98273
3604245717
------------------------
baxter (570)
Linda Baxter
12625 NE Woodinville Dr
Woodinville, WA  98072-5753
4254866666
------------------------
skeeter (572)
Marilyn Kaye
46025 Mt. Si Rd.
North Bend, WA  98045-9726
4258883169
------------------------
steve (575)
P & W Seafood
P.O. Box 77113
Seattle, WA  98177
2063687831
------------------------
miki2 (577)
Michaeline Lancaster
1904 Blakely St.
Anacortes, WA  98221
3602936836
------------------------
loop (580)
Larry Andreen
c/o 1004 Commercial Ave., STE. 318
Anacortes, WA  98221
------------------------
miker (583)
Michael Robinson
P.O. Box 891
1006 - 16th St
Anacortes, WA  98221
360.293.4725
------------------------
theedge (588)
No Data Available
------------------------
glenda (591)
Glenda Sykes
17331 Lakeview Blvd
Mount Vernon, WA  98274
3604226083
------------------------
gwright (592)
George Wright
309 N Gardner Rd.
Burlington, WA  98233-1530
3607574978
------------------------
chambers (593)
John Chambers MD
P.O. Box 995
1213 24th ST #300
Anacortes, WA  982210995
3602932183
------------------------
gjuka (596)
Norma Gjuka
2301 Carpenter ST

Mount Vernon, WA  98237
3604246251
------------------------
dece (597)
Dick Chitty
5203 Kingsway
Anacortes, WA  98221
3602930563
------------------------
wbn (601)
Wade D. Nelson
766 Alger Cane Lake Road
Sedro Woolley, WA  98284
------------------------
jgabor (602)
James Gabor
16810 Gailee Dr.
Burlington, WA  98233-3566
3607571456
------------------------
anderson (605)
Steven Anderson
16162 Field Rd.
Bow, WA  98232
3607574141
------------------------
lgoodman (607)
Larry Goodman
1617 Summit 35
Seattle, WA  981222357
2063288000
------------------------
terryb (609)
Terry Buchanan
1821 Fife Pl.
Anacortes, WA  98221
3602933891
------------------------
lmitlyng (611)
Richard Mitlyng
1215 37th St.
Anacortes, WA  98221
------------------------
martyb (614)
No Data Available
------------------------
rwheels (616)
Roger Wheeler
1921 Creekside Pl.
Anacortes, WA  98221
3602990594
------------------------
caddeje (617)
James Caddell
2788 E. College Way
Mount Vernon, WA  98273
------------------------
george (621)
George Sura
401 Tlingit Pl.
La Conner, WA  98257
3604662133
------------------------
hope (626)
E.C. Houston
1667 3rd Ave
La Conner, WA  98257
3604663985
------------------------
lavinrac (628)
No Data Available
------------------------
srjgg (629)
Scott Johnston
314 Butler Creek Road
Sedro-Woolley, WA  98284
3607243893
------------------------
ajean (632)
Jean W. Armstrong
PO Box 882
Anacortes, WA  98221
3602932564
------------------------
cspada (642)
Randy Spada
1338 Thompson Rd.
Anacortes, WA  98221
360.293.7328
------------------------
johnfe (648)
John Eberhardt
P.O. Box 2002
Redmond, WA  98073
4258855646
------------------------
kaimiike (656)
Kevin Smith
308 - 12th Ave E. Apt B
Seattle, WA  98102
2063221548
------------------------
pmaughan (661)
Paul Maughan
1573 Yokeko Dr.
Anacortes, WA  98221-9748
3602932733
------------------------
jeanpaul (663)
John P. Knight
1628 Bellevue Ave #301
Seattle, WA  98122
2063227704
------------------------
donw (675)
Don Meyer
241 Skagit Way
La Conner, WA  98257
3604664281
------------------------
episbks (685)
Episcopal Bookstore
3837 Stone Way N, Seattle.
Seattle, WA  98103
2065450500
------------------------
adhesa (688)
No Data Available
------------------------
acies (699)
No Data Available
------------------------
zotz (705)
David McMillan
417 38th Street
Anacortes, WA  98221
3602934188
------------------------
randamus (707)
Randy Miller
P.O. Box 55
722 W Snoq. River Rd. NE
Carnation, WA  98014-0055
4252225086
------------------------
lansco (715)
James R Shaffer
13833 Bayview Rd
Mount Vernon, WA  98273
3607573282
------------------------
erikr (719)
Eric Rudd
9301 Avondale Rd. NE #L-2061
Redmond, WA  98052
------------------------
rlmccl (720)
Dr . Robert McCleery
510 Sioux Dr.
Mount Vernon, WA  98273
3604282952
------------------------
rlg (725)
Richard Gilmore
5627 42nd SW
Seattle, WA  98136
------------------------
kristen (730)
Erik Kristen
5426 46th Ave SW
Seattle, WA  98136
2069379606
------------------------
jeeper (735)
Brian Glazier
P.O. Box 1088
North Bend, WA  98045
206.888.0378
------------------------
jbdg (737)
No Data Available
------------------------
silkworm (740)
Tim Midgett
123 12th Ave. East, Front
Seattle, WA  98102
2063286219
------------------------
michelle (747)
Michelle Livingston
2709 224th Ave NE
Redmond, WA  980536409
------------------------
raincrow (748)
No Data Available
------------------------
hazen (753)
Edward Hazen
5521 338th Ave. SE
Fall City, WA  98024
2062226212
------------------------
pac (761)
Patricia Cowgill
11654 E March PT Rd
Anacorties, WA  98221
3602933780
------------------------
llandril (773)
William Carrel
1019 N Garden #C
Bellingham, WA  98225
2068683057
------------------------
nthayer (774)
Neal Thayer
527 N. 155th St.
Seattle, WA  98133
2064409152
------------------------
denniss (775)
Dennis Schwindt
P.O. Box 2556
Woodinville, WA  98072-2556
4257889737
------------------------
hshlaw (779)
Dan Harris
1420 Fifth Ave Suite 2650
Seattle, WA  98101
206.224.5657
------------------------
landsea (782)
No Data Available
------------------------
spooner (800)
Gary Schreffler
1804 Down Jones Way
Anacortes, WA  98221
3605881046
------------------------
arcturus (805)
Alan Coone
5448 Lake Washington Blvd SE

Bellevue, WA  98006-2643
4257465014
------------------------
azanar (808)
Edward Carrel
20814 NE 26th Pl.
Redmond, WA  98053
4258683057
------------------------
mkerchev (821)
No Data Available
------------------------
mburns (827)
Michael Burns
2407 N 18th Pl.
Mount Vernon, WA  98273
3604280478
------------------------
orrell (833)
Patricia Lynn Orrell
22324 45th Ave SE
Bothell, WA  98021
485.8874
------------------------
jnm (834)
Judith Montoya
2150 Hwy 534
Mount Vernon, WA  98273
3604453892
------------------------
rswenson (835)
Ronald Swenson
13613 - 178th Ave NE
Redmond, WA  98052
4258855669
------------------------
tac (839)
Linda Taxdahl
20934 Travis LN
Burlington, WA  98233
3607576604
------------------------
carla (841)
Carla McGarvie
800 Bellevue Wa NE Ste. 350
Bellevue, WA  98004
4256883665
------------------------
bsdp (847)
Bellevue Suzuki Ducati Polaris
13800 NE Bel-Red Rd
Bellevue, WA  98005
------------------------
wmill (850)
Wayne Millick
1108 S. 18th ST
Mount Vernon, WA  98273
3604240283
------------------------
minorco (852)
Lisa Corp
1903 Sandalwood CT
Mount Vernon, WA  98273
3604166994
------------------------
ronna (855)
Ronna Robinson
4895 Ida DR
Sedro Woolley, WA  98284
3608564828
------------------------
pdough (880)
P.J. Dougherty
13891 Marihugh RD
Mount Vernon, WA  98273
3607070251
------------------------
ruth (884)
No Data Available
------------------------
kvbakke (888)
Kenneth Bakke
1207 N. 8th, Unit 10
Mount Vernon, WA  98273
3604248919
------------------------
brent (892)
Brent Lyons
4626 Monta Vista Dr.
Mount Vernon, WA  98273
------------------------
jbs (894)
John Semrau
901 S. 21st Pl.
2118 Riverside DR. Suite 104
Mount Vernon, WA  98273
3604288738
------------------------
davidp (896)
David Power
1516 233rd Pl NE
Redmond, WA  98053
4253130401
------------------------
vstreano (901)
Vince Streano
P.O. Box 488
Anacortes, WA  98221
3602934525
------------------------
rex (902)
Joseph De Vaughn
6157 NE Radford Dr. #29
Seattle, WA  98115
2065280152
------------------------
ndoster (905)
Nathan Doster
P.O. Box 1119
Duvall, WA  98019
206.788.3741
------------------------
deets (914)
No Data Available
------------------------
wecoyote (915)
Richard Rowell
6300 Sunset Ave.
Anacortes, WA  98221
3602937604
------------------------
flickfd (924)
Fred Flickinger
327 NW 47th
Seattle, WA  98107
------------------------
hobsong (929)
Greg and Pam Hobson
4099 Sharpe Rd.
Anacortes, WA  98221-8242
3602938180
------------------------
nesher (933)
Thomas Chahary
P.O. Box 2037
Mount Vernon, WA  98273
3608566540
------------------------
rew (948)
Robert Bavis
P.O. Box 464
Anacortes, WA  98221
3602933788
------------------------
dls (959)
Dan Schorr
1312 Walter St.
Mount Vernon, WA  98273
3603361502
------------------------
lisajo (963)
Lisa Mulholland
218 N 117th St.
Seattle, WA  98133
2063616676
------------------------
generra (969)
The Generra Company
316 Occidental Ave S. Suite 410
Seattle, WA  98104
2067286888
------------------------
primew (971)
John Ruhlman
P.O. Box 2609
Mount Vernon, WA  98273
3604245783
------------------------
fcurran (974)
Frank Curran
13615 SE 59th St.
Bellevue, WA  98006
4256417677
------------------------
advice (976)
Teresa Briggs
14125 NE 20th ST
Bellevue, WA  98007
------------------------
richardk (977)
Richard Keppler
18601 NE 61st Ct #J-201
Redmond, WA  98052
4255589861
------------------------
revad (978)
David Roosevelt
9520 11th Ave NW
Seattle, WA  98117
206.783.0793
------------------------
dewey (979)
James McClane
15264 Deception Rd.
Anacortes, WA  98221
3602934990
------------------------
sams (982)
Skip Mc Nealey
P.O. Box 147
Burlington, WA  98233
3607571537
------------------------
hwallend (985)
Ulf Wallendahl
16413 NE 6th
Bellevue, WA  98008
425.747.6549
------------------------
eclipse (986)
Christopher Van Esch
10897 Carol Ann Pl.
Burlington, WA  98233
3608263201
------------------------
gregp (987)
Greg Page
8703 142nd Ave NE
Redmond, WA  98052
2068690251
------------------------
mccoybj (988)
Blaine McCoy
3724 Shoshone Dr.
Mount Vernon, WA  982733768
3604245502
------------------------
rosevgrn (993)
Jeff Fischer
15378 Rosario Beach Rd.
Anacortes, WA  98221
3602935490
------------------------
thedoc (994)
Claude Flagg III
221 Islander Way
Anacortes, WA  98221
3602993139
------------------------
boyd (997)
Mark Boyd
3645 Wallingford Ave. N
Seattle, WA  98103
2065458000
------------------------
pavlov (1002)
George Mehler, Jr.
2613 Old Bay Creek Rd.
Sedro Woolley, WA  98284
360.856.5605
------------------------
swartz (1004)
Bill Swartz
2013 Cully Road
Sedro Woolley, WA  98284
360.424.3131
------------------------
jeffo (1005)
Jeff Orlando
1004 Commercial Ave Suite #310
Anacortes, WA  98221
360.293.5540
------------------------
stables (1006)
Jon Stables
P.O. Box 750
Everett, WA  98206
2063038818
------------------------
bedrock (1008)
Robert Raymond
P.O. Box 306
La Conner, WA  98257
------------------------
davec (1016)
Alyeska Ocean, Inc
2415 T AVE
PO Box 190
Anacortes, WA  98221
------------------------
orion (1021)
Ryan Curtis
5240 15th Ave NE #207
Seattle, WA  98105
2065231692
------------------------
joepen (1024)
Joe Pendleton
13820 SE Allen Rd
Bellevue, WA  98006
4257466575
------------------------
sonny (1027)
Henry Gohrman
1733B Lakeview Blvd
Mount Vernon, WA  98273
3604226083
------------------------
seh (1033)
Steven Harris
5306 24th Ave NE #304
Seattle, WA  98105
------------------------
badlanz (1036)
Brandon Monroe
15441 NE 13th Pl
#702
Bellevue, WA  98007
4257466197
------------------------
lisau (1039)
No Data Available
------------------------
homenuck (1053)
Sylvia Homenuck
2010 NE Northgate Way
Seattle, WA  98125-6647
2063622701
------------------------
wfh (1065)
Bill Hershberg
1948 1st Ave S.
Seattle, WA  98134
2066234310
------------------------
vrobinso (1067)
Valerie Robinson
4016 Astrea Place
Anacortes, WA  98221
3602937300
------------------------
pjc (1069)
Phyllis Cuevas
500 N 21st St.
Mount Vernon, WA  98273
3604246491
------------------------
karen (1070)
Karen Thompson
2520 Oakes Ave
Anacortes, WA  98221
3602937320
------------------------
jvandac (1072)
Joe Verdoes
577 Driver St.
Anacortes, WA  98221
360.299.0401
------------------------
soncol (1073)
Sonia Collins
420 38th St.
Anacortes, WA  98221
------------------------
mary (1074)
Mary Yu
4421 SW Graham St.
Seattle, WA  98136
------------------------
bbooth (1080)
Constant W Booth
1108 5th
Anacortes, WA  98221
3602996610
------------------------
pskinner (1081)
Peter Skinner
P.O. Box 652
Anacortes, WA  98221
3602935781
------------------------
djhealy (1083)
Dennis Healy
22329 NE 28th
Redmond, WA  98053
4258680999
------------------------
tneedy (1088)
Tina Needy
519 Columbine Ct.
Mount Vernon, WA  98273
3604283050
------------------------
ddcayman (1089)
Deborah K Denton
1843 Valentine Road
Mount Venron, WA  98273
3604665330
------------------------
jwl (1092)
James Livingston
2709 224th Ave NE
Redmond, WA  980536409
4258681320
------------------------
lanetj (1095)
John Lane
126 N 6th St.
Mount Vernon, WA  98273
3604199117
------------------------
shane (1098)
Shane Gildnes
504 E. Washington Ave
Burlington, WA  98233
3607550910
------------------------
curben (1102)
Curtis Urben
10114 - 181st AVE NE
Redmond, WA  98052
------------------------
ela (1103)
Eric Anderson
1520 Cleveland Ave
Mount Vernon, WA  98273
3603363427
------------------------
intek (1106)
No Data Available
------------------------
jamesvm (1107)
James Vandermey
14603 Baker Hts. Rd.
Mount Vernon, WA  98273
3604248068
------------------------
dnel (1108)
Dan Nelson
1540 Cottonwood Ln
Mount Vernon, WA  98273
3604249296
------------------------
chrisloh (1109)
Chris Loh
5136 188th Pl. NE
Redmond, WA  98052
4258368887
------------------------
wbrtz (1114)
William Braatz
1857 244th Ave NE
Redmond, WA  98053
4258368924
------------------------
dannyk (1115)
No Data Available
------------------------
cgriffin (1116)
Emily Griffin
7512 56th Avenue NE
Seattle, WA  98115
2065232816
------------------------
aesvcs (1118)
Thomas Atkins
7734 Dibble Ave., N.W.
 P.O. Box 31655
Seattle, WA  98117
206.784.1917
------------------------
jsuta (1122)
Jon Suta
P.O. Box 73
Mount Vernon, WA  98273
3604240292
------------------------
mijibo (1123)
Mike Underwood
2310 25th.
Anacortes, WA  98221
3602934075
------------------------
wendellc (1130)
Wendell Carlson
15630 Allen West Rd.
Bow, WA  98232
3607576155
------------------------
terrels (1135)

Terrel Scitern
7320 35th AVE SW
Seattle, WA  98126
2069389935
------------------------
paulen (1136)
Paul Enfield
18016 NE 95th Court #2
Redmond, WA  98052
206.558.4430
------------------------
ibis (1142)
David Hopf
432 Colony Mountain DR.
Bow, WA  98232-9537
360.766.6770
------------------------
alm (1147)
Alfonso Messina
2220 123rd Ave. SE
Bellevue, WA  98005-4127
------------------------
rolfp (1148)
Rolf Peterson
3023 NW 71st
Seattle, WA  98117
2067844395
------------------------
moist (1153)
No Data Available
------------------------
tib (1167)
Valerie Tibbetts
4404 Bryce Dr.
Anacortes, WA  98221
3602936813
------------------------
preach (1168)
Mark Coughlin
1611 Indian Rd.
La Conner, WA  98257
3604665050
------------------------
suendave (1172)
Susan Engebretson
1205 - 18th St.
Anacortes, WA  98221
3602939601
------------------------
omdal (1194)
Bret Omdal
665 Poplar Pl.
Burlington, WA  98233
------------------------
ensbjs (1210)
Earl Steele
730 Old 99 North
Burlington, WA  98233
3607574603
------------------------
dstealth (1220)
John Brownsberger
472-B Prairie Ln.
Sedro Woolley, WA  98284
3608560601
------------------------
brucerob (1222)
Bruce Robeson
4605 Bryce Dr.
Anacortes, WA  98221
------------------------
beto (1223)
Cecilia Cruz
9514 - 356th Ave SE
Snoqualmie, WA  98065
4258883861
------------------------
sass (1229)
Jennifer Sass
214 N. Waugh Rd.
Mount Vernon, WA  98273
3604247277
------------------------
mbryant (1232)
Marty Bryant
3937 S. Hudson St.
Seattle, WA  981181922
2067235003
------------------------
lynkx (1234)
Lynn Kluth
264 169th Ave NE
Bellevue, WA  98008
4257475516
------------------------
srl (1237)
Sandra Livingston
2709 224th Ave NE
Redmond, WA  980536409
------------------------
barbjohn (1243)
Barbara Stevenson
12242 Salty Ln.
Anacortes, WA  98221
3602937480
------------------------
afamily (1249)
Doug Avery
829 Snee-Oosh Rd.
La Conner, WA  98257
3604663946
------------------------
xbook (1250)
Grace Wagoner
820 S. Anacortes St.
Burlington, WA  98233-3008
3607559019
------------------------
lisantom (1251)
Thomas Wofford Templeton
1609 Cherie Ln.
Mount Vernon, WA  98273
360.424.4697
------------------------
jklunder (1252)
John Klunder
1780 Bruun Rd.
Mount Vernon, WA  98273
3604552484
------------------------
cedarrty (1256)
Leon Leonovich
912 - 3rd ST Suite D
Sedro Woolley, WA  98284
------------------------
rob (1262)
Robin Bird
26488 Old Day Creek RD
Sedro Woolley, WA  98284
3608562444
------------------------
jkzeiger (1263)
Jeffrey Zeiger
19723 Montpiliar Pl.
Mount Vernon, WA  98274
3604246631
------------------------
jeffjag (1265)
Jeff Benham
1100a E. College Way
Mount Vernon, WA  98273
3608481818
------------------------
predator (1268)
Mark Weynands
1473B Hay 9
Mount Vernon, WA  98273-9443
3604247802
------------------------
henson (1270)
George Henson
1314 Henson Court
Sedro Woolley, WA  98284
3608565378
------------------------
reagilc (1273)
Lee C. Reagin, Jr.
4302 Glasgow Way
Anacortes, WA  98221
3602938593
------------------------
anamusic (1278)
Susan Lehman
516 Commercial Ave
Anacortes, WA  98221
360.293.2064
------------------------
browndoe (1279)
Richard Doenges
5 Quinault Way
La Conner, WA  98257
3604662983
------------------------
htewell (1280)
Heather Tewell
446 Gilbralter Rd.
Anacortes, WA  98221
3602992206
------------------------
nnelson (1282)
Norman Nelson
P O Box N
Bow, WA  98232
360.766.6153
------------------------
nah (1287)
Norris Hooton
14172 Madrona DR
Anacortes, WA  98221
3602932758
------------------------
krdavies (1293)
Kent R. Davies
P.O. Box 458
194 Bay Lane
La Connor, WA  98257
3602930235
------------------------
edg (1297)
Loveless  Eiffert and Golphenee Inc.
14711 NE 29th Pl. Suite 215
Bellevue, WA  98007
2068823000
------------------------
chuck (1299)
Charles Mell
300 Lilac Dr.
Mount Vernon, WA  98273
3604247711
------------------------
hippipp (1300)
Susan Swenson-Healey
14303 282nd Pl. NE
Duvall, WA  98019
4257887983
------------------------
ctalman (1304)
Charles Talman
P.O. Box 392
La Conner, WA  98257
3604663859
------------------------
elarsen (1305)
Erik Larsen
1426 S. 6th St.
Mount Vernon, WA  98273
3603362489
------------------------
jonhodge (1308)
John Hodges
510 Shoshone Dr.
Mount Vernon, WA  98273
3604244538
------------------------
orsinb (1313)

Virginia Orsini
4971 Guemes Island Rd
Anacortes, WA  98221
3602935689
------------------------
loren (1314)
Loren Brown
5647 Keystone Pl. N.
Seattle, WA  981035925
2066333629
------------------------
lverbano (1323)
Lawrence Verbano
593 Guemes Island RD
Anacortes, WA  98221
3602935871
------------------------
lindsay (1324)
Martha Doane
1816 13th St.
Anacortes, WA  982212009
3602932016
------------------------
byoung (1331)
Brian Young
1001 Lincoln
Mount Vernon, WA  98273
360.424.8157
------------------------
zappa (1338)
Marc Daniel
119 E Lawrence
Mount Vernon, WA  98273
360.336.2651
------------------------
carstayl (1339)
Carol Taylor
147 Madroda DR
Anacortes, WA  98221
3602938557
------------------------
hillcom (1340)
Harry Hill
19955 Hillvue Pl.
Burlington, WA  98233
3607570753
------------------------
bonnie (1345)
Bonnie Jean Rankin
P.O. Box 85815
Seattle, WA  98145-1815
2067849612
------------------------
macsland (1351)
Susan Mc Causland
14536 73rd Ave NE
Bothell, WA  98028
4258234082
------------------------
trebon (1357)
Theresa Trebon
10619 Sterling Rd.
Sedro Woolley, WA  98284
3608566532
------------------------
muldoon (1364)
Patrick Mullen
477 Whistle Lake Terrace
Anacortes, WA  98221
3602934642
------------------------
rlj (1369)
Russ Jarman
43010 North Bend Way South #44
North Bend, WA  98045-9504
4258315587
------------------------
damian (1375)
Edward Bakewell
11418 12th Ave SW
Seattle, WA  98146
------------------------
mindsai (1376)
No Data Available
------------------------
suz (1378)
Susan Lian
15550 2nd Ave S. #7
Seattle, WA  981481048
------------------------
khr (1380)
Kathleen Root
P.O. Box 122
Anacortes, WA  98221
------------------------
hb00 (1387)
Hugh Barber
8243 - 22nd Pl. NE
Seattle, WA  98115
2062057452
------------------------
bpelton (1388)
Bruce Pelton
7636 - 128th Pl. NE
Kirkland, WA  98033
4258227926
------------------------
mason (1391)
William L. Mason
175 Madrona Dr.
Anacortes, WA  98221
3602937193
------------------------
dalendi (1394)
Diane Wilson
4117 Seneca Dr.
Mount Vernon, WA  98273
3604245125
------------------------
lakeside (1398)
Dustan Barber
23228 Hwy 9
Mount Vernon, WA  98274
3604454357
------------------------
rgarner (1404)
Rose Garner
P.O. Box 622
214 N 5th
La Conner, WA  98257
------------------------
bpearl (1405)
Barbara Pearl
431 Campbell Lk Rd.
Anacortes, WA  98221
------------------------
falarc (1407)
David Fall
4115 SW 106th St.
Seattle, WA  98146
2062426376
------------------------
bjerk (1411)
Robert Bjerk
3303 Commercial Ave
Anacortes, WA  98221
3602932186
------------------------
fvsecure (1413)
Randy Stewart
11374 Walker Rd.
Mount Vernon, WA  98273
3607574850
------------------------
birdhome (1419)
Brenda Murphy
2413 E. Meadow Blvd.
Mount Vernon, WA  98273
360.424.9122
------------------------
dtpratt (1420)
David Pratt
112A Biz Pt. Rd.
Anacortes, WA  982219788
3602937904
------------------------
jtnskibs (1422)
John T. Nixon
PO Box 514
Anacortes, WA  98221
3602934426
------------------------
noodles (1425)
Jim Brock
23285 Mosier Rd.
Sedro Woolley, WA  98284
3608560944
------------------------
laps (1426)
Joan H Palmer
1307 S 11th St
Mount Vernon, WA  98274
------------------------
amj (1442)
Marti G. Jarman
PO Box 1724
Snoqualmie, WA  98065
4258885658
------------------------
abradley (1444)
Andrew Bradley
123 E. Lawrence St.
Mount Vernon, WA  98273
3603360961
------------------------
adelebob (1445)
Robert Baker
24330 - 9th Ave W
Bothell, WA  98021-8540
4254833570
------------------------
vicjones (1446)
Victor N Jones
14228 Hemlock Place
Anacortes, WA  98221
3602934201
------------------------
frcrnrfn (1450)
No Data Available
------------------------
naveenj (1454)
No Data Available
------------------------
mspoke (1458)
Sarah Hildt
7009 Roosevelt Way NE
Seattle, WA  98115
4255272100
------------------------
bjohn (1465)
Robert Johnson
3601 W. 4th St.
Anacortes, WA  98221
360.299.8184
------------------------
marknml (1469)
Mark Baxter
10126 117th Pl NE
Kirkland, WA  98033
4258228433
------------------------
oyster (1474)
Claudia Pearl
431 Campbell Lake Rd.
Anacortes, WA  98221
------------------------
dandenny (1476)
Daniel Denny
1937 Chilberg Rd.
Mount Vernon, WA  98273
3604663309
------------------------
btest (1477)
William Testerman
3303 Commercial Ave.
Anacortes, WA  98221

360.293.2186
------------------------
shelb (1499)
Shelley Bennett
17744 NE 108th Way
Redmond, WA  98052
4254850611
------------------------
dainmag (1503)
Margaret Potter
228 S 27th St.
Mount Vernon, WA  98274
3604240375
------------------------
pwarner (1506)
Patrick Warner
3410 W. 7th Pl.
Anacortes, WA  98221-1259
3602932145
------------------------
swortz (1508)
Paul Swortz
602 N. 17th Pl.
Mount Vernon, WA  98273
3604166989
------------------------
nelson (1512)
Dan Nelson
15826 NE 160th St.
Woodinville, WA  98072
4254835439
------------------------
desfandi (1515)
David Esfandi
P.O. Box 3772
Bellevue, WA  98009
206.803.9489
------------------------
kabhold (1516)
No Data Available
------------------------
outlaw (1517)
Cameron Stewart
P.O. Box 1897
Mount Vernon, WA  98273
------------------------
jerryk (1539)
Gerald Kenaston
949 Blue Heron Rd.
Bow, WA  98232
3607666290
------------------------
swellgil (1542)
Cheryl Fischer
2001 N. 35th Pl
Mount Vernon, WA  98273
3604245879
------------------------
macervin (1553)
James Ervine
1805 Ervine Ln.
Mount Vernon, WA  98273
3604247750
------------------------
glaswork (1557)
Kathryn Espinoza
1009 6th St.
Anacortes, WA  98221
360.293.5243
------------------------
hawkeye (1566)
Matthew Reese
20624 W. Richmond Rd.
Bothell, WA  98021
4254888557
------------------------
peterl (1567)
No Data Available
------------------------
mcgrrrrr (1568)
Harry McGrath
3818 Sutton Place
Anacortes, WA  98221
3602993100
------------------------
mdarling (1571)
Michael Darling
119 West Roy 403
Seattle, WA  98119
2062832492
------------------------
lmmc (1572)
Linda Coppa
6700 Roosevelt Way NE #A-503
Seattle, WA  98115
------------------------
kathymc (1577)
Kathleen McNulty
1609 12th St.
Anacortes, WA  98221
360.299.2707
------------------------
scole (1581)
Sherri Cole
11188 Skagit View Dr.
Sedro Woolley, WA  98284
3608565066
------------------------
aaynes (1582)
Ann Aynes
701 Sterling St.
Sedro Woolley, WA  98284
3608550792
------------------------
mmccomas (1584)
Marie T. Mccomas
11292 Skagit View Drive
Sedro Woolley, WA  98284
3608560126
------------------------
stroosma (1587)
No Data Available
------------------------
endo (1595)
Marian Davidson
46303 SE 134th
North Bend, WA  98045
2068883049
------------------------
vanlukf (1598)
Kathy Vanluven
11253 Peacock LN
Burlington, WA  98233-1430
3607571434
------------------------
winddanc (1603)
Kelly Van Allen
4868 Hobson Rd.
PO Box 86
Bow, WA  98232
3607666615
------------------------
tolson (1616)
Tracey Olson
3519 W. 6th St.
Anacortes, WA  98221
3602999067
------------------------
woodsele (1620)
Winifred Woods
22614 Grip Rd.
Sedro Woolley, WA  98284
3608560401
------------------------
lstwrd (1624)
Luana Swenson
14584 NE 95th St.
Redmond, WA  98052
------------------------
kberg (1627)
Marjorie Kay Berg
1025 N. Belair DR.
Mount Vernon, WA  98273
3604249109
------------------------
bunky (1628)
Michael Oster
1500A East College Way PMB #284
Mount Vernon, WA  98273
3604161951
------------------------
greenman (1629)
Jay Williams
1795 Hickox Rd.
Mount Vernon, WA  98274
360.428.5974
------------------------
dlt (1632)
Donna Toepfer
2103 Conway Hill RD
Mount Vernon, WA  98274
360.445.6064
------------------------
jkpay (1634)
James Payant Jr.
17445 Lake Terrace PL
Mount Vernon, WA  98274
3604225924
------------------------
dfinn (1637)
Don Finn
P.O. Box 174
Sedro Woolley, WA  98284
360.856.1021
------------------------
dklumpp (1639)
Don Klumpp
P.O. Box 508
Anacortes, WA  98221
------------------------
tavo (1640)
Lee Tavoularis
899 Klamath Dr.
La Conner, WA  98257
3604665025
------------------------
sparkey (1642)
Vaundeen S Madsen
1218 Hemlock Place
Mount Vernon, WA  98273
3604245387
------------------------
nisse (1647)
Ulrik Karlsson
P.O. Box 1077
Fall City, WA  98024
------------------------
clairehp (1656)
Claire Phillips
18364 Lincoln
Mount Vernon, WA  98273
3604241376
------------------------
jacobson (1660)
Richard Jacobson
1559 Yokeko Dr.
Anacortes, WA  98221
3602990429
------------------------
netfam (1661)
Andrew Ransley
891 Chuckanut Dr.
Bow, WA  98232
3607577671
------------------------
nbnw (1664)
Robert Scott
6814 Deer LN
Anacortes, WA  98221
3602939499
------------------------
mmdunbar (1665)
Marie Dunbar
16837 Warren St.
La Conner, WA  98257

3604662247
------------------------
lammruss (1670)
Greg Lamm
1223 S 11th St.
Mount Vernon, WA  98274
3603369298
------------------------
mht (1672)
Mike Hawkings Trucking
25816 Minkler Rd.
Sedro Woolley, WA  98284
3608565611
------------------------
kgalley (1675)
Kenneth Galley
660 Pinkerton Rd.
Anacortes, WA  98221
3602990919
------------------------
albatros (1680)
Linda Flowers
5708 Kingsway W.
Anacortes, WA  98221
3602930677
------------------------
lclib (1682)
No Data Available
------------------------
renaeric (1687)
Eric Sigmen
1020 26th St
Anacortes, WA  98221-2706
3602935743
------------------------
msalazar (1689)
Michael Salazar
11648 72nd Pl NE
Kirkland, WA  98034
4258233905
------------------------
rossc (1690)
Ross Chapman
1700 153rd Ave. NE #F-253
Bellevue, WA  98007
4259499530
------------------------
kland (1694)
Ken Land
4015 Seneca Dr.
Mount Vernon, WA  98273
3604166641
------------------------
ccurbow (1703)
Cliff Curbow
131 Widnor Dr.
Mount Vernon, WA  98273
3604282755
------------------------
schaberg (1704)
Terry Schaberg
4109 Apache Dr.
Mount Vernon, WA  98273
3604243958
------------------------
trainot (1706)
Kelly I Hobkirk
910 NE 53rd St.
Seattle, WA  98105
2065175679
------------------------
edson (1712)
Chris M Edson
910 W 15th Ave #59
Ellensburg, WA  98926
360.766.8626
------------------------
mchmel (1716)
No Data Available
------------------------
sanjayk (1718)
No Data Available
------------------------
dwithers (1719)
Diane Withers
1266 Butler Ck. Rd.
Sedro Woolley, WA  98284
3607247710
------------------------
sdsmith (1723)
Steven Smith
402 Stanford Dr #31
Mount Vernon, WA  98273-3582
3604281934
------------------------
linnell (1733)
Vince F Linnell
208 N. Waugh Road
Mount Vernon, WA  98273
360.428.8825
------------------------
cforsyth (1743)
Charles Forsyth
12220 108th Ct NE, Apt A106
Kirkland, WA  98034
4258207115
------------------------
raymond (1745)
Corrinne Sande
P.O. Box 91
Clearlake, WA  98235
360.856.6468
------------------------
eifordm (1746)
Michael Eiford
14899 Valley View Dr.
Mount Vernon, WA  98273
3604246585
------------------------
sirrom (1755)
James Sakshaug
P.O. Box 1647
Mount Vernon, WA  98273-1647
------------------------
steven (1762)
Steven Nelson
1188 Mary Ln.
Burlington, WA  98233
3607576302
------------------------
psbd (1765)
No Data Available
------------------------
tcraig (1766)
Thomas Craig
9824 NE 15th ST.
Bellevue, WA  98004
2064549177
------------------------
nealg (1768)
Neal Gronlund
P.O. Box 610
Fall City, WA  98024
------------------------
tdavis (1771)
Tommae Davis
17506 Jungquist Rd.
Mount Vernon, WA  98273
3604246859
------------------------
conduit (1780)
Ronald DeGregorio
1296 Wildwood Ln
Anacortes, WA  98221
3602934356
------------------------
trnmbl (1785)
Thomas R. Nesbitt
2827 167th Ave. NE
Bellevue, WA  98008
2068690789
------------------------
richrson (1786)
Cynthia Richardson
5601 D St.
Anacortes, WA  98221
3602999081
------------------------
jalagoe (1795)
James Lagoe
4712 Kingsway
Anacortes, WA  98221
3602934012
------------------------
mmpayne (1798)
Thomas Payne
6138 Parkside DR
Anacortes, WA  98221-4092
3602933019
------------------------
crazydi (1801)
Diane Hildebrand
150 Melrose Ave E
Seattle, WA  98102
------------------------
msteiner (1804)
Michael Steiner
1316 15th ST
Anacortes, WA  98221
3602936241
------------------------
silvrhwk (1806)
Judy Spiker-Larsen
1426 S. 6th St.
Mount Vernon, WA  98273
360.336.2489
------------------------
nosredna (1807)
Jim Anderson
12364 Bayhill Dr.
Burlington, WA  98233
3607577562
------------------------
bschmied (1817)
Bonnie Schmied
20329 191st. AVE NE
Woodinville, WA  98072
4257884232
------------------------
paradiso (1819)
Laura Lee MacMahan
2325 Federal Ave. E.
Seattle, WA  98102
2063246361
------------------------
torggy (1823)
Michael Torgerson
23376 Union Square RD
Sedro Woolley, WA  98284
3608566522
------------------------
rogil (1829)
Robert Gilden
1277 Similk Bay Rd.
Anacortes, WA  98221
360.293.2517
------------------------
batesabr (1839)
Penney Roodzant
829 South Spruce
Burlington, WA  98233
360.755.9321
------------------------
skyhawk (1843)
Bud Southworth
2400 Moody St.
Mount Vernon, WA  98273
3603366249
------------------------
trow (1845)
R. David Trowbridge
728 Evans Dr.
Sedro Woolley, WA  98284
3608565364
------------------------
majorbob (1846)
Robert Wood
119 Harbor Ln
Anacortes, WA  98221
3602936769
------------------------
mhaar (1853)
Malcolm Haar
500 Aloha St. #205
Seattle, WA  98109
4258818040
------------------------
ermi (1854)
Mark Ermi
1609 S. Laventure Rd.
Mount Vernon, WA  98273-8803
3604287803
------------------------
dondrew (1857)
Don Drew
6423 158th Pl. NE
Redmond, WA  98052
4258838142
------------------------
cmi (1858)
Wes Price
17516 Allen Rd.
Bow, WA  98232
3607574308
------------------------
mistered (1870)
Edward Behrend
44336 SE 142nd Pl.
North Bend, WA  98045
4258884984
------------------------
hunskor (1876)
Nat Hunskor
23125 Gunderson Road
Mount Vernon, WA  98273-9416
360.424.3659
------------------------
willard (1877)
Bruce Morgan
P.O. Box 1222
Anacortes, WA  98221
------------------------
jpelan (1881)
John Pelan
4128 Woodland Park Ave N
Seattle, WA  98103-7930
2066331930
------------------------
rdtro (1885)
R. David Trowbridge
600 N. 4th St.
Mount Vernon, WA  98273
360.336.9706
------------------------
estvoldm (1889)
Marc Estvold
3110 Commercial Ave.
Anacortes, WA  98221
360.293.5500
------------------------
demaster (1890)
Richard De Master
2930 Shawnee Pl.
Mount Vernon, WA  98273
3604245144
------------------------
dschroed (1891)
Diane Schroeder
210 N 15th Apt 3
Mount Vernon, WA  982733454
3604247322
------------------------
drsj (1892)
Dr. Sharon Johnson
2222 Riverside Dr. Suite 201
Mount Vernon, WA  98273-5425
------------------------
ksherr (1900)
Kirk Sherris
120 S. 15th St.  Suite B
Mount Vernon, WA  98273
3604244466
------------------------
mpickens (1903)
Myrna Pickens
300 Butler Creek
Sedro Woolley, WA  98284
3607245344
------------------------
poepoe (1911)
Paul Nieto
2500 SW Trenton St., Apt 205
Seattle, WA  98106-3262
2065472604
------------------------
sharrowm (1920)
Marc Sharrow
115 E. College Way
Mount Vernon, WA  98273
360.428.8962
------------------------
cannon1 (1931)
Rody Martin
901 Fidalgo,  Apt 1
Sedro Woolley, WA  98284
3608559876
------------------------
caroline (1936)
Caroline Ensley
402 Moore St. SW
Sedro Woolley, WA  98284
3608551564
------------------------
stu2dog (1940)
Beverly A Babarovich
1411 18th St
anacortes, WA  98221
3602933236
------------------------
kaleb (1941)
Jimmy Payne
1811 12th St.
Anacortes, WA  98221
3602998945
------------------------
tinker (1942)
Raymond Berger
5234 Aerie LN
Sedro Woolley, WA  98284
3608565154
------------------------
jmk (1950)
Joe King
P.O. Box 71
Sedro Woolley, WA  98284
360.856.6533
------------------------
raish (1951)
Ann Raish
1174 Sunrise Ln.
Burlington, WA  98233
3607573857
------------------------
aoi (1958)
No Data Available
------------------------
babs (1964)
Kelly Vurgun
3412 W. 3rd St.
Anacortes, WA  98221
3602930936
------------------------
gdolan (1969)
Gary D Dolan
1130 Marine Dr
Anacortes, WA  98221
360.293.8032
------------------------
blancw (1983)
Blanc Weber
1420 153rd Ave NE #3809
Bellevue, WA  98007
4256419558
------------------------
edwards (1985)
Pat Edwards
921 Rio Vista
Burlington, WA  98233
3607559467
------------------------
dave (1986)
No Data Available
------------------------
miles (1987)
No Data Available
------------------------
djones (1991)
David Jones
1076-A Sterling Rd.
Sedro Woolley, WA  98284
3608560801
------------------------
howe (2002)
Brian Howe
16725 Cleveland St.
Redmond, WA  98052
------------------------
sandra (2004)
Sandra Wagner
1129 Markwood Rd.
Burlington, WA  98233
3607576388
------------------------
joshua (2007)
Joshua Hinds
910 23rd St. #7
Anacortes, WA  98221
3602937616
------------------------
jmjcook (2009)
Rhonda Cookson
2427 Montgomery St.
Mount Vernon, WA  98273
3604282049
------------------------
jhmorrow (2010)
James Morrow
12234 Salty Lane
Anacortes, WA  98221
3602935172
------------------------
delta (2011)
Arie Poot
2114 Riverside Dr. #206
Mount Vernon, WA  98273
3604288058
------------------------
quake (2016)
No Data Available
------------------------
rimmer (2018)
Wilfred Chromey
17351 428th Ave SE
North Bend, WA  98045
2068889570
------------------------
jburger (2025)
James Burger
16816 12th Pl. NE
Shoreline, WA  98155-5912
2063653495
------------------------
jmw (2026)
James Whisman
5233 S Myrtle St.
Seattle, WA  98118-3445
2067234890

------------------------
gem (2027)
NSCS
325 Guemes Island RD
Anacortes, WA  98221
------------------------
rnichols (2031)
Theresa Sammons
1420 S. 15th St.
PO Box 374
Mount Vernon, WA  98273
3604240612
------------------------
johnston (2032)
Christopher Johnston
1325 S. 11th St.
Mount Vernon, WA  98273
3603362267
------------------------
phred (2033)
Scott Vermeys
18015 - 14th Ave NE
Shoreline, WA  98155
2063639789
------------------------
jacronin (2034)
James Cronin
21441 Prairie Rd.
Sedro Woolley, WA  98284
3607243324
------------------------
bmoore (2035)
William Moore
8412 NE 137th St.
Kirkland, WA  98034
4258211180
------------------------
hayes (2038)
Hayes and Patsy Bryan
4609 Bryce Dr.
Anacortes, WA  98221
3602930766
------------------------
edgeanal (2039)
Edge Analytical
1151 Knudson Rd.
Burlington, WA  98233
3607571400
------------------------
tearloch (2043)
Anthony Pires
807 24th St.
Anacortes, WA  98221
3602930643
------------------------
bondo (2045)
No Data Available
------------------------
bbelles (2047)
Brian Belles
1008 McGarigle Rd.
Sedro Woolley, WA  98284
3608560797
------------------------
bknorr (2048)
Robert R. Knorr
1916 Island View Pl.
Anacortes, WA  98221
3602931201
------------------------
dps (2051)
Paul Skaaruup
423 Sterling St.
Sedro Woolley, WA  98284
360.961.5948
------------------------
mnburns (2052)
Michael Burns
20671 Swan RD
Mount Vernon, WA  98273
3604283590
------------------------
comether (2054)
Jane E Albee
1511 8th Street
Anacortes, WA  98221
3602998362
------------------------
spass (2065)
Robert Pass
15879 Bow Cemetery Rd.
Bow, WA  98232
3607666985
------------------------
mcharg (2067)
Sidney McHarg
13161 Deane Dr.
Anacortes, WA  98221
3602996614
------------------------
goliath (2070)
William Burleigh
1400 Boren Ave Apt #218
Seattle, WA  98101
4253228214
------------------------
jpes (2071)
Janice Eisenman
16727 32nd Ave NE
Seattle, WA  98155
2063642263
------------------------
susanm (2080)
Susan Mortenson
P.O. Box 468
3200 T Avenue
Anacortes, WA  98221-0468
------------------------
cosmick (2095)
Melinda McCormick Coslor
22452 Prairie Rd
Sedro Woolley, WA  98284
3608564487
------------------------
wolfman (2098)
Mike Howlingwolf
508 4th St.
PO Box 684
Anacortes, WA  98221
3602932134
------------------------
yachts (2105)
No Data Available
------------------------
rosie (2107)
Donald Rosenthal
5201 Sterling Pl
Anacortes, WA  98221
3602991134
------------------------
chapcon (2110)
Linda Scott
3920 172nd Ave NE
Redmond, WA  98052
4258679371
------------------------
cpellett (2111)
Carol Pellett
5293 Guemes Island Rd.
Anacortes, WA  98221-9554
3602938128
------------------------
oneill (2114)
Kathleen O Neill
1715 Florence St.
Mount Vernon, WA  98273
3604284891
------------------------
bambo (2117)
John Douglas
2311 25th St.
Anacortes, WA  98221
3602998243
------------------------
amito (2121)
Annika Mito
415 NW 162nd St.
Seattle, WA  98177
2063680230
------------------------
cowens (2125)
Christopher Owens
16820 Mink Rd. NE
Woodinville, WA  98072
4258448999
------------------------
samishpt (2128)
Herb Goldston
447 Samish Pt. Rd.
Bow, WA  98232
3607666610
------------------------
mtas (2129)
Michael Tassielli
605 5th Ave N. #102
Seattle, WA  98109
2062708563
------------------------
jr9610 (2130)
Michael Purdy
2745 NE 97th ST.
Seattle, WA  98115
4255243822
------------------------
cbdp (2133)
Judy Moore
2801 Commercial Suite 1
Anacortes, WA  98221
3602934511
------------------------
edoster (2141)
Elizabeth Doster
5243 116th Pl SE
Bellevue, WA  98006
425.747.3137
------------------------
dkdist12 (2142)
Kathy Hill
PO Box 1306
Mount Vernon, WA  98273
------------------------
atdale (2157)
Andrew Dale
3625 Magnolia Blvd. West
Seattle, WA  98199
2062830055
------------------------
riteconn (2159)
Phyllis Wright
po box 2138
Belfair, WA  98528
3603722713
------------------------
rec (2160)
Robert Casey
13739 Linden Ave N #C-310
Seattle, WA  98133
206.365.4167
------------------------
nickl (2170)
Nick Luvera
P.O. Box 243
Mount Vernon, WA  98273
3607082126
------------------------
leonard (2172)
John Leonard
20936 Rocky Ridge LN
Sedro Wooley, WA  98284
3608566816
------------------------
wittig (2180)
Bill Wittig
8552 Pinelli RD
Sedro Woolley, WA  98284
3608265319
------------------------
fldworks (2185)
James Hopf
2619 S. Skagit Hwy
Sedro Woolley, WA  98284
------------------------
izzyc (2190)
Richard T. Carter
2904 W. Hayes
Seattle, WA  98199
206.284.9375
------------------------
danielw (2199)
Daniel Weir
4011 O Avenue
Anacortes, WA  98221
3602934683
------------------------
mwjw (2200)
Michael Weynands
12812 East Lake DR
Sedro Woolley, WA  98284
3608565365
------------------------
jvw (2205)
Julie Van Wyngaarden
916 Heather Circle #4
Mount Vernon, WA  982739235
------------------------
ianmel (2208)
Ian Snoeberger
34307 SE 39th Pl.
Fall City, WA  98024
4252224697
------------------------
ann (2209)
No Data Available
------------------------
hendrick (2211)
Donald Hendrick
378 S. Campbell Lk Rd.
Anacortes, WA  98221
3602936518
------------------------
whc (2212)
Allison Bigelow
217 S. 1st ST
P O Box 2622
Mount Vernon, WA  98274
3604225097
------------------------
frazier (2213)
Cheryl Frazier
3110 Commercial Ave
PO BOX 1019
Anacortes, WA  98221
------------------------
sara (2214)
Sara Schinkel
4210 Kings Ct.
Anacortes, WA  98221
3602938957
------------------------
paular (2215)
Paula Schaefer
4505 Camano Place
Anacortes, WA  98221
360.299.6686
------------------------
kimberli (2218)
Kimberli Gregory
910 34th st STE. 102
Anacortes, WA  98221
3602938922
------------------------
frank (2222)
Frank Perkins
823 S. Anacortes St.
Burlington, WA  98233
3607551314
------------------------
silver (2224)
Ruth Silverthorne
206 S. 24th St.
Mount Vernon, WA  98273
3604283692
------------------------
burnett (2231)
Teresa Burnett
1819 E Highland Ave.
Mount Vernon, WA  98273
3604245399
------------------------
maser (2232)
David Maser
816 Central St. Apt 3
Sedro Woolley, WA  98284
3608552325
------------------------
kimick (2242)
Darrell D Williams
12065 30th Ave SW
Burien, WA  98146
2065236940
------------------------
kelly (2252)
Eleanor Dolan
1130 Marine Dr.
Anacortes, WA  982219718
3602938032
------------------------
estuder (2255)
Dr. Erich Studer
2313 344th Ave NE
Carnation, WA  98014
4253334521
------------------------
backlund (2258)
Mark Backlund
14119 Gibraltar Rd.
Anacortes, WA  98221
3602934283
------------------------
danmor (2262)
Daniel Morseburg
11410 NE 124th St. #251
Kirkland, WA  98034
------------------------
mike (2263)
Michael Petker
7737 Parker Rd.
Sedro Woolley, WA  98284
3608561526
------------------------
lizlewis (2267)
Lisa Lewis
18131 Moores Gardens Rd.
Mount Vernon, WA  98273
3604240779
------------------------
metkem (2272)
John Metke
11672 Scott Rd.
Bow, WA  98232
3607666067
------------------------
sjbird (2275)
Stonewall Bird
1619 1/2 South Sixteenth St.
Mount Vernon, WA  98274
3604285075
------------------------
desha (2280)
Desha Burnett
717 37th St.
Anacortes, WA  98221
3602998381
------------------------
firacres (2281)
Edward E McCadam
2901 East Section Street
Mount Vernon, WA  98274
360.428.3600
------------------------
jsp (2283)
Johnson Properties
2017 Continental Pl. Suite 9
Mount Vernon, WA  98273
360.424.0300
------------------------
pharmd (2284)
Don Jones
16654 Augusta Ln.
Burlington, WA  98233
3607574973
------------------------
verdi (2289)
Vernon Feeback
1459 Jura Way
Anacortes, WA  98221
3602933752
------------------------
jco4 (2292)
John Oldfield
8020 23rd. Ave NW
Seattle, WA  98117-4341
206.783.7796
------------------------
xena (2297)
Lori Sanderson
PO Box 1461
Anacortes, WA  98221
3602930493
------------------------
koci (2298)
Michele Koci
1734 Meadow Lane
Mount Vernon, WA  98273
3604244239
------------------------
penzotti (2301)
Janeen Penzotti
1000 Chippewa
Mount Vernon, WA  98273
360.424.5956
------------------------
georgine (2302)
Georgine Dellisanti
7000 20th Ave NE
Seattle, WA  98115
2065285567
------------------------
fpresto (2313)
No Data Available
------------------------
wyman (2317)
Mark Wyman
1495 Vaughan Rd.
Mount Vernon, WA  98273
3604246187
------------------------
thebeast (2319)
Mark Vance
1401 15th St.
Anacortes, WA  98221
------------------------
lancer44 (2322)
William Pishek
5106 Macbeth Drive
Anacortes, WA  98221-3030
360.299.3415
------------------------
music1 (2323)
James Venditto
4014 Commercial Ave
Anacortes, WA  98221
3602935207
------------------------
sandman (2327)
Timothy Cavanaugh
P.O. Box 1102
Mount Vernon, WA  98273
3604247845
------------------------
kcase (2335)
C. Kay Case
1410 Channel Dr.

Mount Vernon, WA  98273
3604665621
------------------------
redcld (2339)
Computronics West
809 Commercial Ave.
Anacortes, WA  98221
3602939068
------------------------
barbisam (2340)
Barbara Sampaulesi
PO Box 274
Anacortes, WA  98221
360.293.2380
------------------------
rdbaize (2343)
Robert D. Baize Phd.  Baize Consulting
PO Box 653
Sedro Woolley, WA  98284
360.757.8154
------------------------
amiller (2344)
Albert Miller
3706 Hwy 20
Concrete, WA  98237
3608263063
------------------------
wgholboy (2346)
Wendel Holboy
120 Claremont Pl
Mount Vernon, WA  98273
3604244888
------------------------
seabare (2348)
Charles Barefield
159 Biz Point LN
Anacortes, WA  98221
3602993429
------------------------
squirly (2350)
Shirley Cawthon
10782 Potts Rd.
Sedro Woolley, WA  98284
3608263156
------------------------
norske (2353)
Stanley Bryant
2123 Forest Dr.
Mount Vernon, WA  98273
3607247001
------------------------
talula (2354)
Eileen Rowland
1331-B Satterlee Rd.
Anacortes, WA  98221
3602993021
------------------------
god (2355)
No Data Available
------------------------
ckeel (2357)
Carla Keel
P.O. Box 1340
La Conner, WA  98257
3604661813
------------------------
roozen (2359)
Leo Roozen
15658 Beaver Marsh Rd.
Mount Vernon, WA  98273
3604240606
------------------------
bradymj (2360)
Mary Brady
P.O. Box 127
La Conner, WA  98257
3604663263
------------------------
gobettem (2362)
Rory Rochelle
515 North Waugh Rd.
Mount Vernon, WA  98273
3604288730
------------------------
ericlint (2364)
Eric R. Lint
9359 Thomas Rd
Bow, WA  98232
3607572690
------------------------
mcneitr (2367)
Terry McNeil
1670 Warren St.
La Conner, WA  98257
3604663500
------------------------
jmsophia (2368)
James Taylor
301 5th St.
Anacortes, WA  98221
3602999040
------------------------
pionaero (2370)
Pioneer Aerofab Company
1319 Flight Line Rd.
Burlington, WA  98233
3607574780
------------------------
onthedge (2375)
Carrie Nibarger
14028 Madrona Dr.
Anacortes, WA  98221
3602932972
------------------------
stoep (2394)
Ron Vander Stoep
1412 Channel Dr.
Mount Vernon, WA  98273
3604663176
------------------------
michael (2399)
Michael J Womer
1717 13th St
Anacortes, WA  98221
3602938965
------------------------
zenith (2401)
William L. McCuskey
PO Box 140
1833 Raleigh LN.
La Conner, WA  98257
3604664683
------------------------
nzaferat (2402)
No Data Available
------------------------
sitcgis (2403)
No Data Available
------------------------
lrich (2404)
No Data Available
------------------------
arozema (2405)
No Data Available
------------------------
fezzik (2408)
Brian Conlin
213 Reed St.
Sedro Woolley, WA  98284
360.855.2858
------------------------
conlin (2409)
Brian Conlin
213 Reed St.
Sedro-Woolley, WA  98284
3608552858
------------------------
jjcruz (2416)
Jodi Cruz
3523 E. College Way
Mount Vernon, WA  98273
3604243575
------------------------
dpeth (2417)
Daniel Peth
1151 Bisquet Ridge Ln.
Mount Vernon, WA  98273
3607665308
------------------------
bojo (2418)
Robert Olson
61 Kulshan Circle
La Conner, WA  98257
3604662303
------------------------
skipeng (2430)
Leroy C. Melberg
4314 W. Mercer Wy.
Mercer Is., WA  98040
2062323352
------------------------
wink (2435)
Susan Calkins
1004 Rhodes RD
Sedro Woolley, WA  98284
3608560184
------------------------
bluedot (2438)
Ronald Tait
1810 E. Fairhaven Ave.
Burlington, WA  98233
3607578434
------------------------
abcook (2443)
Angela Cook
4337 182nd Pl SE
Issaquah, WA  98027
4256415484
------------------------
rae (2446)
Rae Mitchell
1905 Thillberg Ln.
Mount Vernon, WA  98273
3604246291
------------------------
gks50 (2451)
Gary Smith
5717 SW Winthrop St.
Seattle, WA  98116
2069376626
------------------------
dug206 (2453)
Douglas C Kirk
6007A Sands Way
Anacortes, WA  98221
360.299.4541
------------------------
mehlum (2457)
Marvin Mehlum
505 Kenkirk Pl
Burlington, WA  98233
3607577048
------------------------
nvogel (2460)
Nancy L. Vogel
412 Totem Trail Rd.
Anacortes, WA  98221
3602931287
------------------------
cody (2461)
Mary Price
26492 Old Day Cr. Rd.
Sedro Woolley, WA  98284-9110
3608562350
------------------------
pooch (2464)
Brian Crasno
1500A East College Way
PMB #457
Mount Vernon, WA 98273
------------------------
levans (2466)
Lloyd W. Evans
2419 E. Montgomery
Mount Vernon, WA  98273
3604247766

------------------------
dvltn43 (2471)
John White
1809 1/2 E. John St.
Seattle, WA  98112
2063250601
------------------------
jborgen (2478)
Chris Borgen
1082 Wilson Ln.
Mount Vernon, WA  98273
3607574630
------------------------
fredldj (2480)
Delbert Fredlund
16792 Bow Hill Rd.
Bow, WA  98232
3607666661
------------------------
magus (2483)
Karl Papendorf
803 W. Hazel
Mount Vernon, WA  98273
3603362388
------------------------
krudd (2489)
No Data Available
------------------------
antec (2490)
Antec Corporation
P.O. Box 1609
North Bend, WA  98045
4258889090
------------------------
huggins (2492)
Dale Huggins
26585 Old Day Ck. Rd.
Sedro Woolley, WA  98284
3608565689
------------------------
spring (2493)
Marcia Springer
2720 R Ave
Anacortes, WA  98221
3602935753
------------------------
ahs (2495)
No Data Available
------------------------
mames (2498)
Mike Ames
2115 Franklin
Bellingham, WA  98225
3607331809
------------------------
jyrki (2505)
Jyrki Koivuharju
1529A Sunset Pl
Mount Vernon, WA  98273
3604241926
------------------------
marlin (2513)
Susan Herrick
1254 Bayhill Dr.
Burlington, WA  98233
3607576129
------------------------
seth (2515)
Seth Sjoholm
1514 14th St.
Anacortes, WA  98221
3602938907
------------------------
dtrich (2518)
Thomas Richards
18330 W. Mc Corquedale
Mount Vernon, WA  98273
3607573887
------------------------
paul (2524)
Paul Anderson
829 South Spruce
Burlington, WA  98233
360.755.9321
------------------------
bunker (2541)
Jim Bunker
1433 Vanluven Pl
Anacortes, WA  98221
3602935118
------------------------
magnum (2546)
Scott Hite
P.O. Box 511
Sedro Woolley, WA  98284
3607665045
------------------------
ahansen (2551)
Nancy Hansen
1427 S. 11th St.
Mount Vernon, WA  98273
3603362979
------------------------
bananas (2558)
Igor Peev
26731 NE Comegys St.
Duvall, WA  98019
4258448504
------------------------
playball (2570)
Spencer Hegwood
1224 Kendra Ln.
Burlington, WA  98233
3607578990
------------------------
maley (2574)
Phillip Maley
4508 Bryce Dr.
Anacortes, WA  98221
3602993409
------------------------
reichert (2576)
Timothy Reichert
20117 Gina Marie LN
Burlington, WA  98233
3607571629
------------------------
jag (2580)
Gordon Godfrey
897 Kootenai Pl.
P.O. Box 1118
La Conner, WA  98257
3604663705
------------------------
karon (2583)
Ron Metcalf
4209 A. Avenue
Anacortes, WA  98221
3602936722
------------------------
barbh (2586)
Barbara Hendrickson
1531 Dunbar Rd.
Mount Vernon, WA  98273-9767
3604283900
------------------------
vphood (2588)
Vincent Hood
3513 W. 7th Pl.
Anacortes, WA  98221
3602992616
------------------------
lkcavjc (2592)
Luther Cross
34805 No. Shore Dr.
Mount Vernon, WA  98274
3604226310
------------------------
dharr (2600)
Dennis Harr
P.O. Box 1670
La Conner, WA  98257
3604660228
------------------------
johnpat (2605)
Beverly A Babarovich
1411 18th St
Anacortes, WA  98221
3602933236
------------------------
ladonna (2618)
La Donna Hayes
3100 B Avenue
Anacortes, WA  98221
360.293.7572
------------------------
levyra (2620)
Richard Levy
P.O. Box 473
4346 Sauk Valley RD.
Concrete, WA  98237-0473
3608538433
------------------------
basset (2621)
Eleanor C Wright
4214 Glasgow Way
Anacortes, WA  98221
3602931951
------------------------
sean (2627)
No Data Available
------------------------
lee (2628)
Richard Lee
16431 Schultz Ln.
Bow, WA  98232
3607666937
------------------------
agpilot (2630)
Tom Wood
P.O. Box 1607
Mount Vernon, WA  98273
360.336.2425
------------------------
bud (2631)
Bud Meacham
P.O. Box 190
Anacortes, WA  98221
360.293.4677
------------------------
rouw (2634)
Jill A Rouw
P.O. Box 1545
Mount Vernon, WA  98273
3603361040
------------------------
seagull (2636)
Mollie Johnson
9642 Samish Island Rd.
Bow, WA  98232
3607666332
------------------------
donmc55 (2637)
Don McLachlan
1615 - 37th
Anacortes, WA  98221
3602937532
------------------------
rhall (2639)
Rodney Hall
20763 Carolann Pl.
Burlington, WA  98233
3607572460
------------------------
mmcspadd (2641)
No Data Available
------------------------
kevinb (2645)
Kevin Buchanan
P.O. Box 287
Burlington, WA  98233
360.757.4334
------------------------
mwtinker (2649)
Michael Terry
5405 Sunset AVE
Anacortes, WA  98221

3602939652
------------------------
jackd (2650)
Jack Dixon
6562 Deer Ln.
Anacortes, WA  98221
3602935062
------------------------
docurtis (2651)
Dayton Curtis
17757 10th Ave S.
Seattle, WA  98148
2062469261
------------------------
scug (2656)
No Data Available
------------------------
pwelch (2671)
Polly Welch
1626 Cleveland Ave
Mount Vernon, WA  98273
3603366107
------------------------
faubion (2676)
Jack Faubion
1723 Silvercreek Dr.
Sedro Woolley, WA  98284
3607243123
------------------------
jacobs (2684)
Lynn Jacobs
2118 Riverside Dr. Suite 105
Mount Vernon, WA  98273
3604246104
------------------------
sheila (2690)
Sheila Petersen
1103 K Ave
Anacortes, WA  98221-4303
3602937204
------------------------
spiess (2696)
Ellen Spiess
4326 356th Dr. SE
Fall City, WA  98024
4252226985
------------------------
rootyjud (2697)
Judy Shultz
115 S. 30th St.
Mount Vernon, WA  98274
3604244593
------------------------
gmehler (2698)
George Mehler
1820 - 32ND St.
Anacortes, WA  98221
3602933598
------------------------
asjarc (2701)
Ann Thatcher
2900 T Ave, Suit A
P.O. 249
Anacortes, WA  98221
3602939779
------------------------
schmcc (2702)
Phillip J McConnell
1024 South 12th Street
Mount Vernon, WA  98274
3604193121
------------------------
bboyd (2707)
William Boyd
2312 Tenneson Pl.
Sedro Woolley, WA  98284
3608562786
------------------------
cvollans (2710)
Chris or Diane Vollans
27506 Hwy 20
Sedro Woolley, WA  98284
3608561774
------------------------
cebounds (2719)
Christopher Bounds
15203 Barrett Rd.
Mount Vernon, WA  98273
3604166692
------------------------
jmcgow (2727)
Jeffrey McGowan
4230 Apache Dr.
Mount Vernon, WA  98273
3604284863
------------------------
shipljl (2732)
James Shipley
4571 Prairie Ln.
Sedro Woolley, WA  98284
360.856.2878
------------------------
anoffke (2734)
No Data Available
------------------------
cdanne (2736)
Carter Danne
13410 NE 108th St.
Redmond, WA  98052
4258273907
------------------------
snitchy (2738)
David L. Babarovich
1411 18th St.
Anacortes, WA  98221
3602933236
------------------------
dbest (2741)
David Grant Best
P.O. Box 1187
Anacortes, WA  98221
3602935195
------------------------
dmaars (2742)
David Maars
14671 West Bow Hill Road
Bow, WA  98232
3607666356
------------------------
browne (2744)
Ron Browne
406 E. Fairhaven Ave.
Burlington, WA  98233
3607559211
------------------------
chandhm (2745)
H. Harry Chandler
4609 Woodside Dr.
Anacortes, WA  98221
3602992337
------------------------
devante7 (2751)
Melissa and Clarence Gaillard
9900 12th Avenue West
Apt. O-204
Everett, WA  98204
4253485952
------------------------
wmroozen (2755)
William Roozen
1473 Best Rd.
Mount Vernon, WA  98273
3604243194
------------------------
jlachlan (2756)
James McLachlan
1106 5th St.
Anacortes, WA  98221
3602933646
------------------------
jrbrink (2762)
Christie J Brink
1216 East Gilkey Road
Burlington, WA  98233
360.336.3450
------------------------
sbrogan (2763)
Jeaneen Brogan
304 haddon rd
Anacortes, WA  98221
360.293.7829
------------------------
gosssax (2764)
Richard Gossett
P.O. Box 827
Conway, WA  98238
3604453909
------------------------
dleigh (2765)
Dianna Leigh
P.O. Box 555
Carnation, WA  98014
2064517173
------------------------
roxybob (2770)
Roxy Seligman
5005 Doon Way
Anacortes, WA  98221
3602992442
------------------------
acorn (2772)
Debbie Cornelius
3495Green Cliff Lane
Anacortes, WA  98221
------------------------
albrecht (2773)
Jon Albrecht
PO Box 1131
Mount Vernon, WA  98273
360.336.1592
------------------------
birdman (2778)
Stonewall Bird
26488 Old Day Creek Rd.
Sedro Woolley, WA  98284
3608562444
------------------------
eiesland (2783)
Harold Eiesland
1473 Jura Way
Anacortes, WA  98221
3602937129
------------------------
wray (2785)
Mark Wray
4307 Glasgow Way
Anacortes, WA  98221
3602936935
------------------------
sandyc (2787)
Sandra Corrion
863 Atwell Rd.
Sedro Woolley, WA  98284
360.856.4442
------------------------
aurora (2792)
No Data Available
------------------------
wtkoeber (2810)
Ward Koeberle
5303 Sterling Drive
Anacortes, WA  98221
3602935727
------------------------
mugs (2816)
Margaret Hillard
600 Siletz Pl.
La Conner, WA  98257
3604664961
------------------------
elmer (2817)
G. Elmer McKenna
16823 Blodgett Rd.
Mount Vernon, WA  98273
3604243841
------------------------
bgbrown (2820)
Robert Brown
4 Bingham Pl.
Sedro Woolley, WA  98284
3608564351
------------------------
rstew (2824)
Robert Stewart
1122 Bridgeview Way
Mount Vernon, WA  98273
3607572183
------------------------
ghinds (2844)
Greg Hinds
1214 N 137th ST APT 33
Seattle, WA  98133
206.368.6859
------------------------
buddy (2847)
Bud Fuellgrabe
1474 Valley View Dr.
Mount Vernon, WA  98273
------------------------
bobs (2848)
Robert Sjoboen
46433 East Maint Street
Concrete, WA  98237
3608538902
------------------------
captdan (2853)
Dan Stokely
1806C Pull & Be Damned Rd.
La Conner, WA  98257
3604664776
------------------------
robi3 (2869)
Phyllis Robillard
5205 Sterling Dr.
Anacortes, WA  98221
3602934885
------------------------
mbdz (2875)
Mary Browning
565 SE 7th St.
North Bend, WA  98045
4258311736
------------------------
wal10 (2876)
Wayne Levenseller
566 State Route 9
Sedro Woolley, WA  98284
3608560853
------------------------
ering (2877)
Eric Ring
1210 East Denny Way Appt Lower
Seattle, WA  98122
2062856399
------------------------
patti (2881)
Patricia Voss
4203 Kingsway
Anacortes, WA  98221
360.299.2106
------------------------
tsh (2883)
Tod Hendricks
4541 Anaco Beach Rd.
Anacortes, WA  98221
3602935561
------------------------
hamel (2889)
Steve Hamel
1309 Anacopper Rd
Anacortes, WA  98221
3602934632
------------------------
sanji (2890)
Sandy Johnson
P.O. Box 1342
La Conner, WA  98257
3604665160
------------------------
jtwoiwod (2891)
Jonathan Woiwod
1832 Willow Dr.
Burlington, WA  98233
3607576468
------------------------
mobile1 (2894)
Terry Stephens
20986 State Route 534
Mount Vernon, WA  98274
3604454183
------------------------
latvala (2901)
Eric Latvala
3601A Michelle Ln
Anacortes, WA  98221
3602936503
------------------------
broberts (2907)
William Roberts
3704 Mohawk CT
Mount Vernon, WA  98273
360.424.4987
------------------------
wsca (2913)
No Data Available
------------------------
loneoak (2918)
Jerald Allen
652 Farm-to-Market Rd.
Bow, WA  98232
3607666946
------------------------
gsce (2919)
Grant Silvey
480 Wharf ST
Bow, WA  98232
3607668006
------------------------
dayrkdd (2928)
David Day
1567 Allen Rd.
Bow, WA  98232
3607570824
------------------------
ntugs (2930)
Marcia Taylor
11367 Higgins Airport Way
Burlington, WA  98233
------------------------
renfield (2932)
Mark Vollrath
P.O. Box 466
Burlington, WA  98233-0466
------------------------
liem97 (2933)
Sutjipto Nursalim
17202 NE 85th Pl #G213
Redmond, WA  98052
4258838524
------------------------
krlee (2935)
Kenneth Lee
1265 Bayhill Dr.
Burlington, WA  98233
3607578566
------------------------
rawlings (2939)
Melvin Rawlings
48929 Sauk Valley Rd.
Concrete, WA  98237
3608538138
------------------------
billyvis (2943)
Karen McEachran-Everett
4258 Edens RD
Anacortes, WA  98221
3602938202
------------------------
gilbert (2946)
Tami M Gilbert
2969 North Barben Road
Sedro Woolley, WA  98287
3608263240
------------------------
tuckberg (2952)
Christopher Tucker
526 Yale Ave N #607
Seattle, WA  98109
2066259977
------------------------
nonie (2958)
Diane Partington
804 S 12th
Mount Vernon, WA  98274
3603365832
------------------------
sgahm (2961)
Sara Gahm
24909 NE 108th ST
Redmond, WA  98053
------------------------
earl (2967)
No Data Available
------------------------
fergie (2970)
Farrell Ferguson
16606 Augusta LN
Burlington, WA  98233
3607573526
------------------------
kenc (2973)
Kenneth Carpenter
12383 Rainier Dr.
Burlington, WA  98233
3607574550
------------------------
holmes (2975)
John Holmes
17595 Bennett Rd.
Mount Vernon, WA  98273
3604248377
------------------------
jorg (2977)
Patricia Jorgensen
1284 McLean Road
Mount Vernon, WA  98273
360.424.5163
------------------------
rmacken (2980)
Rich Macken
19948 NE 155th
Woodinville, WA  98072
4257882668
------------------------
rebay (2981)
No Data Available
------------------------
taolson (2983)
Thor Olson
3120 R Ave. #1
Anacortes, WA  98221
3602992107
------------------------
aaf (2984)
Joan Tezak
819 Commercial Ave., Suite E
Anacortes, WA  98221
------------------------
jen (2985)
Jennifer Dorsett Mann
7524 Delvan Hill Rd.
Sedro Woolley, WA  98284
3608566094
------------------------
rsmiles (2989)
Rick Miles
31438 S. Skagit Hwy
Sedro-Woolley, WA  98284
3608263696
------------------------
rmachine (2990)
Rebecca Machin
1310 16th St.
Anacortes, WA  98221
3602938123
------------------------
ocaw1591 (2991)
Douglas Erlandson
P.O. Box 483
Anacortes, WA  98221
------------------------
rogerv (2992)
Hugh Vanvalkenburgh
8910 NE 26th
Clyde Hill, WA  98004
4254548254
------------------------
rickd (2996)
Eric Davis
4013 W. 4th St.
Anacortes, WA  98221
3602994511
------------------------
hans (2999)
No Data Available
------------------------
n7ymy (3002)
Donald Huff
14708 - 442nd Ave SE
North Bend, WA  98045
4258883168
------------------------
wiflerdg (3005)
Dale E. Wifler
12941 Thompson Rd.
Anacortes, WA  98221
3602930170
------------------------
maryeric (3011)
Mary Erickson
3245 Fairview E. Suite 310
Seattle, WA  98102
2067848279
------------------------
spdaly (3020)
Penny Daly
16857 - 429th Ave SE
North Bend, WA  98045
4258316387
------------------------
bailey (3023)
Robert Ellis
3321 West 2nd
Anacortes, WA  98221
3602937027
------------------------
pingree (3028)
Julia Pingree
7107 Upland Dr.
Anacortes, WA  98221
3602932269
------------------------
elrebob (3031)
Robert Jones
PO Box 189
Bow, WA  98232
3607664389
------------------------
fleetbuy (3032)
Edith A Strowbridge
P.O. Box 649
Burlington, WA  98233
------------------------
robinh (3043)
Robin Huber
2310 13th St.
Anacortes, WA  98221
3602993258
------------------------
dpharj (3049)
Daniel Harju
3616 W. 3rd
Anacortes, WA  98221
3602934250
------------------------
earnstkk (3066)
Kenneth Earnst
2581 Minkler RD
Sedro Woolley, WA  98284
3608560588
------------------------
owensd (3068)
Douglas Owens
917 Moore St.
Sedro Woolley, WA  98284
3608562266
------------------------
yoshi (3069)
Hallie Tanha
7147 Upland Dr.
Anacortes, WA  98221
3602932266
------------------------
dmwarner (3073)
Melissa L Warner
419 Bennett St.
Sedro Woolley, WA  98284
3608550465
------------------------
boussard (3084)
Kathy Boussard
19516 Conway Hill Rd.
PO Box 637
Conway, WA  98238
3604454005
------------------------
eiko (3086)
Eiko Vojkovich
2670 Utopia Rd.
Sedro Woolley, WA  98284-9736
3602868853
------------------------
betsbook (3088)
Betsy Bradley
1080 Sterling Rd.
Sedro Woolley, WA  98284
3608562674
------------------------
abb (3091)
Perr MacMillan
12294 Frances St.
Burlington, WA  98233
3607576512
------------------------
cecild (3092)
Cecil Dauphinee
1086 Andis Rd
Burlington, WA  98233
3607576364
------------------------
kaz (3093)
Kazuyuki Terasawa
17756 NE 90th St Apt N-367
Redmond, WA  98052
4258833374
------------------------
amykay (3101)
Frederick Clark
3420 Francis Rd.
Mount Vernon, WA  98273
------------------------
annabo (3105)
Anna Boyd
2460 Westlake Ave N #C
Seattle, WA  98109
------------------------
carolee (3110)
Carole Schroeder
31438 S. Skagit Hwy
Sedro Woolley, WA  98284
------------------------
freemike (3113)
Michael Freeman
211 San Juan Blvd.
Anacortes, WA  98221
3602937217
------------------------
debryant (3118)
No Data Available
------------------------
rozbear (3125)
Regan Hamel
,
------------------------
prohpmi (3135)
No Data Available
------------------------
provjc (3137)
No Data Available
------------------------
milner (3138)
Kathy Wickman
1519 7th St.
Anacortes, WA  98221
3602937804
------------------------
eclectic (3139)
Ken Ekle
620 N Waugh Rd.
Mount Vernon, WA  98273
3604247881
------------------------
skinny (3140)
Kenneth Meyer
217 Swinomish Dr.
La Conner, WA  98257
3604661159
------------------------
webquest (3141)
Ken Meyer
217 Swinomish Dr.
La Conner, WA  98257
3604661159
------------------------
terryt (3142)
Terry Teague
1101 Harbor Ave SW #4-C
Seattle, WA  98116-1743
4259385656
------------------------
jryan (3144)
John Ryan
P.O. Box 938
Anacortes, WA  98221
------------------------
mchill (3147)
Mayela Hill
8349 17th Ave NW
Seattle, WA  98117
2067828860
------------------------
kelmer (3156)
Knud Elmer
12331 Rainier Drive
Burlington, WA  98233
3607572678
------------------------
lbabcock (3180)
Lynn Babcock
1010 S. 16th #2
Mount Vernon, WA  98274
360.428.0336
------------------------
glsissel (3184)
Geary Sissel
1220 L. Ave
Anacortes, WA  98221
3602994565
------------------------
intercom (3189)
Brena Jurdi
po box 1156
Anacortes, WA  98221
3602938948
------------------------
enders (3193)

Mary Enders
225 S. 32nd PL
Mount Vernon, WA  98274
3604249612
------------------------
moorage (3196)
Richard Sands
4817 Yorkshire Dr.
Anacortes, WA  98221
3602933454
------------------------
jls (3202)
Peggy Curtin
3201 Commercial Ave
Anacortes, WA  98221
3602932161
------------------------
aayoung (3206)
Arthur Young
777 Lillooet Ct.
La Conner, WA  98257
3604663451
------------------------
ellerman (3207)
Diana Ellerman
1354 Crystal Ln.
Burlington, WA  98233
3607574633
------------------------
fiore (3217)
Wallace Fiore
1214 E. Hamlin Street Unit 10
Seattle, WA  98102
2063237769
------------------------
steved (3218)
Steve Dahlberg
24531 NE 11th
Redmond, WA  98053
------------------------
gillman (3222)
Rick Gillman
11084 Whistle Lk Rd.
Anacortes, WA  98221
3602937877
------------------------
koss (3225)
David Koss
2370 Club CT Apt 109
Mount Vernon, WA  98273
3604284018
------------------------
nwcab (3230)
No Data Available
------------------------
arthurm (3234)
Arthur Mauldin
P.O. Box 614
Lynnwood, WA  98046
2062848018
------------------------
gholt (3235)
Gayle Holt
P.O. Box 614
Lynnwood, WA  98046
206.284.8018
------------------------
woodman (3236)
Woodman Construction Inc.
3 Lake Bellevue Dr. Suite 201
Bellevue, WA  98005
4254543621
------------------------
montye (3237)
Monty Emken
17255 NE 15th Pl.
Redmond, WA  98008
2066341857
------------------------
lmfoote (3243)
Larry Foote
P.O. Box 1405
Mount Vernon, WA  98273
3603362046
------------------------
sjp (3247)
Shannon Prestenbach
2410 W Meadow Blvd
Mount Vernon, WA  98273
3604285894
------------------------
larryp (3249)
Larry Partridge
76 Hoh Pl. Shelter Bay
La Conner, WA  98257
3604663763
------------------------
hering (3251)
Michelle Hering
1844 Lafayette Rd. 4
Burlington, WA  98233
------------------------
stenmnr (3260)
Michael Stenstrom
824 S 28th St.
Mount Vernon, WA  98274
3604246076
------------------------
cannikr (3263)
Tammy L. Canniff
306 Laird Pl.
Burlington, WA  98233
3607559052
------------------------
glenno (3265)
No Data Available
------------------------
snell (3274)
Robert Snell
391 S. Shore Rd.
Anacortes, WA  98221
3602935037
------------------------
shannon (3275)
Shannon Good
22303 Little Mountain RD.
Mount Vernon, WA  98274
3604228822
------------------------
fetchen (3280)
Gretchen Strauch
423 12th Ave. E #2
Seattle, WA  98102
2064414545
------------------------
ghasse (3286)
Gary Hasse
15116 NE 202nd
Woodinville, WA  98072
4254835573
------------------------
kablam (3291)
No Data Available
------------------------
sparc (3295)
No Data Available
------------------------
lanelson (3300)
Lucille A. Nelson
1313 19th St.
Anacortes, WA  98221
3602992142
------------------------
trembly (3308)
Robert Trembly
5113 Doon Way
Anacortes, WA  98221
------------------------
moron (3320)
Ronald Bowlin
3704 Commercial Ave
Anacortes, WA  98221
3602939308
------------------------
dmsmith (3322)
David Smith
14601 NE 37th Pl. #E9
Bellevue, WA  980073488
------------------------
anest (3331)
Alex Nesterenko
2912 W. Lynn St.
Seattle, WA  98199
2062130573
------------------------
follstad (3337)
Gary Follstad
3301 G Avenue
Anacortes, WA  98221-2697
3602932243
------------------------
less (3340)
Leslie Larson
16003 Benson RD
PO BOX 216
Bow, WA  98232-0216
3607574324
------------------------
mkfox (3342)
Michael R Fox
1831 Lafayette Rd
Burlington, WA  98233
360.757.2971
------------------------
handy (3343)
Lynn Handy
20447 Penne Lane
Burlington, WA  98233-1551
3607578766
------------------------
ccwright (3350)
Carey Wright
7010 440th Pl Se
Snoqualmie, WA  98065
4258889321
------------------------
rowdy (3358)
Rod Hendricks
4603 San Juan
Anacortes, WA  98221
3602934227
------------------------
esmilne (3359)
Ellen Milne
1729 12th AVE
Seattle, WA  98122
2068607214
------------------------
uhdavis (3361)
Ursula H. Davis
4300 Blue Heron Circle Apt. 18
Anacortes, WA  98221
------------------------
jlhank (3364)
Jesse Hankins
1309 - 29th St.
Anacortes, WA  98221
3602933992
------------------------
carlee (3365)
Carleen Oldham
1914 24th St.
Anacortes, WA  98221
360.293.7374
------------------------
tayloral (3371)
No Data Available
------------------------
snogoose (3372)
Susan Helmke
8806 Roosevelt Way NE
Seattle, WA  98115
------------------------
wolf43 (3373)

Annette Haggard
1504 39th Street
Anacortes, WA  98221
3602990885
------------------------
swinclin (3374)
No Data Available
------------------------
derosier (3376)
Lisa DeRosier
3592 NE 73rd PL
#8-A
Seattle, WA  98115
2065224543
------------------------
danton (3380)
Danton Wallin
1500A E. College Way
PMB #500
Mount Vernon, WA  98273
3604285798
------------------------
denisem (3381)
Denise Moffitt
4005 Peters Ln.
Anacortes, WA  98221
3602933128
------------------------
hc3ruthm (3384)
H. Craig Miller
16508 NE 27th PL
Bellevue, WA  98008
------------------------
svanzan (3387)
Henry Zanten, Sr
12168 Country LN
Burlington, WA  98233
3607574288
------------------------
bblymyer (3393)
Brad Blymyer
364 Snohomish Dr.
La Conner, WA  98257
3604662244
------------------------
batter (3394)
Amy Batterberry
1887 Dahlstedt Rd.
Burlington, WA  98233
3607576757
------------------------
ttnlacon (3397)
Thousand Trails
1654 Sneeoosh Rd.
La Conner, WA  98257
3604663558
------------------------
sitc (3407)
No Data Available
------------------------
jweber (3408)
No Data Available
------------------------
afoster (3409)
No Data Available
------------------------
nroberts (3411)
Nancy Roberts
13874 Polaris Point Rd
Anacortes, WA  98221
------------------------
conrez (3412)
Raelynn Brown
100 Rhodes Rd.
Sedro Woolley, WA  98284
3608565983
------------------------
shelar (3415)
Sheila Verrall
12364 Rainier Dr.
Burlington, WA  98233
3607570694
------------------------
artemis (3416)
Diana Collins
7660 Logsdon Ln
Concrete, WA  98237
3608538040
------------------------
photos (3419)
Brent D. Lindberg
2053 Lindberg Ln.
Mount Vernon, WA  98274
360.422.7529
------------------------
isaac (3421)
David H. McPhee
1565 Woodland Dr.
Mount Vernon, WA  98274
3604249402
------------------------
lois (3423)
Lois Nelson
1722 Lewalice Ln.
Burlington, WA  98233
3607577470
------------------------
deatobd (3431)
Brian Deaton
3505 W. 5th
Anacortes, WA  98221
3602935489
------------------------
craigjag (3434)
Craig A Jagielski
203 Bellevue Way NE #233
Bellevue, WA  98004
------------------------
pcwalker (3438)
Charles Walker
1803 Bradley DR
Anacortes, WA  98221-3039
3602937168
------------------------
rwsmith (3439)
Robert Smith
P.O. Box 1051
North Bend, WA  98045
------------------------
mileenl (3445)
Mileen Loeffler
412 Rose Ct.
Mount Vernon, WA  98273
3604248102
------------------------
rkatect (3448)
Leitzke Architects
220 First St.
Kirkland, WA  98033
4257399540
------------------------
gubrud (3450)
Mark Gubrud
1006 S. 38th Pl.
Mount Vernon, WA  98273
3604284608
------------------------
jmwagner (3451)
John Wagner
7503 29th AVE NW
Seattle, WA  98117
2067828965
------------------------
kmconn (3455)
Keith Connell
1104 Warren St.
Mount Vernon, WA  98273
3603363871
------------------------
kerns (3456)
Kern Funeral Home
1122 S. 3rd St.
Mount Vernon, WA  98273
3603362153
------------------------
rallye (3459)
Rallye Auto Sales Inc.
P.O. Box 129
Sedro Woolley, WA  98284
------------------------
mystery (3460)
No Data Available
------------------------
jgmartin (3471)
James G Martin
18283 Peter Burns Road
Mount Vernon, WA  98274
3604228004
------------------------
jamesk (3474)
James Kenote
1415 Sharpe Rd.
Anacortes, WA  98221
3602938946
------------------------
moco (3475)
Gavin Mobraten
1179 -B Water Tank. Rd.
Burlington, WA  98233
3607574608
------------------------
mason77 (3480)
Bill Etter ??
P.O. Box 505
Anacortes, WA  98221
------------------------
gastonjd (3482)
James Gaston
4006 Peters LN.
Anacortes, WA  98221
3602934063
------------------------
skipperc (3488)
Skipper Cress Yacht Sales
1019 Q Ave. Suite B
Anacortes, WA  98221
3602993194
------------------------
storie (3489)
Kathleen Storie
901 Summer Meadows Ct.
Sedro Woolley, WA  98284
------------------------
boatersd (3490)
No Data Available
------------------------
laugh (3494)
John Laughlin
1402 8th St.
Anacortes, WA  98221
3602936942
------------------------
money (3495)
Larry McCormick
213 Evergreen St. Unit A
Mount Vernon, WA  98273
3603365732
------------------------
dvnyl (3498)
Rosario Revilla
8 West Aloha St. #402
Seattle, WA  98119
2063520400
------------------------
yoshida (3500)
No Data Available
------------------------
jstephen (3502)
No Data Available
------------------------
mecayou (3504)
No Data Available
------------------------
joanne (3505)
No Data Available
------------------------
dprice (3508)
David Price

1220 - 11th ST
Anacortes, WA  98221
3602936361
------------------------
vikki (3509)
Vikki Meacham
4907 Macbeth Dr.
Anacortes, WA  98221
3602934498
------------------------
bdazzled (3511)
Bedazzled Discs Inc.
911 East Pine Street
Seattle, WA  98122
------------------------
cole (3513)
Colen Verner
22906 Greenough Ln
Sedro Woolley, WA  98284
3608564085
------------------------
stevep (3514)
Steven Packa
12028 100th Ave NE Apt A-101
Kirkland, WA  98034
206.823.3706
------------------------
bobolson (3521)
No Data Available
------------------------
jeffg (3522)
No Data Available
------------------------
jim (3523)
No Data Available
------------------------
redrider (3526)
Steven Mohns
10079 Samish Island Rd.
Bow, WA  98232
3607666484
------------------------
artmarya (3531)
Arthur Cornwell
23922 Cordy Ln.
Sedro Woolley, WA  98284
3608561142
------------------------
bwk (3532)
Brian Kellerman
14910 State Rout 9
P O BOX 429
Mount Vernon, WA  98273
3604245334
------------------------
nforkfms (3534)
North Fork Farms Inc.
16275 W. Kamb Rd.
Mount Vernon, WA  98273
3604241208
------------------------
snelson (3540)
Sonja Nelson
12781 Josh Wilson Rd.
Mount Vernon, WA  98273
3607576957
------------------------
dlynch (3543)
No Data Available
------------------------
bschmidt (3544)
Youth Dynamics
P.O. Box 464
Anacortes, WA  98221
3602930190
------------------------
larryd (3545)
Larry Dettmann
4607 Queen Anne Way
Anacortes, WA  98221
3602932279
------------------------
richcro (3547)
Richard Croly
27204 SE 154th Pl.
Issaquah, WA  98027
425.313.0918
------------------------
earthcor (3551)
Dave Nichols
P.O. Box 56
Sedro Woolley, WA  98284
------------------------
fysymph (3552)
Christianna Henley
1078 Sterling Rd.
Sedro Woolley, WA  98284
360.856.4174
------------------------
wiese (3555)
Lorenzo Wiese-Hansen
4110 R Ave
Anacortes, WA  98221
3602932040
------------------------
massage (3556)
Laurie Christensen
14906 SE 47th PL.
Bellevue, WA  98006
4257815854
------------------------
jimhjelt (3558)
Jim Hjelt
9672 Farm to Market Rd.
Bow, WA  98232
3604281900
------------------------
bubbasud (3561)
Geralyn Curtis
3216 Commercial Ave.
Anacortes, WA  98221
------------------------
bueningk (3570)
Mark Buening
2837 NW 61st
Seattle, WA  98107
2067892307
------------------------
connie (3580)
Connie Packard
1427 E Victoria AVE
Burlington, WA  98233
3607559512
------------------------
fbf (3581)
Family
125 N. La Venture Rd.
Mount Vernon, WA  98273
------------------------
dlloyd (3592)
David Lloyd
20044 Hillvue St.
Burlington, WA  98233
3607574406
------------------------
mstark (3594)
No Data Available
------------------------
klint (3602)
Dale Klint
157 Madrona Dr.
Anacortes, WA  98221
3602934073
------------------------
jandersn (3606)
Jeffrey Anderson
2423 E. Kincaid St.
Mount Vernon, WA  98274
3604284233
------------------------
jzollman (3607)
Denise Zollman
3606 W 2nd St.
Anacortes, WA  98221
3602938684
------------------------
akempf (3610)
R. August Kempf, CLU
14021 NE 8th ST
Bellevue, WA  98007
------------------------
algernon (3612)
Paul J. Zickler
1120 S. 12th St.
Mount Vernon, WA  98274
3603365230
------------------------
fuzzy (3613)
Terry L Shirley
5550 Highway 20
Rockport, WA  98273
3608734032
------------------------
creative (3616)
Frederick W. Smith
4109 Old Hwy 99 N.
Burlington, WA  98233
3607242206
------------------------
acbc (3621)
Becky Campbell
PO Box 923
Anacortes, WA  98221-3738
------------------------
rizz (3625)
Rick Rizzo
45314 S.E. Tanner Rd.
North Bend, WA  98045
4258881533
------------------------
joolsen (3628)
John Olsen
22128 SR 9, #33
Mount Vernon, WA  98274
3604456478
------------------------
woodsman (3631)
Lawrence Wood
21019 SE 14th PL
Issaquah, WA  98029
4253139340
------------------------
ssjohns (3634)
Stephanie Johnson
P.O. Box 1077
Anacortes, WA  98221
3602999375
------------------------
jdfarms (3642)
Jerry W Greenwell
5570 Ershig Rd
Bow, WA  98232
3607666697
------------------------
sross (3648)
Synthia Ross
719B N 95th St.
Seattle, WA  98103
2067066515
------------------------
nazanatr (3649)
Jayson Nazareno
1717 30th St.
Mount Vernon, WA  98273
360.424.8714
------------------------
dbnt (3657)
Carrie R Allen
1611 Hoag Rd
Mount Vernon, WA  98273
3604248813
------------------------
troberts (3662)
Nancy Roberts
13874 Polaris Point Ln.

Anacortes, WA  98221-9704
3602931318
------------------------
brasch (3667)
Donald Brasch
3613 W. 4th St.
Anacortes, WA  98221
360.299.8106
------------------------
shark (3669)
Mark Streissguth
8100 428th Ave SE
Snoqualmie, WA  98065
4258889413
------------------------
vdaniels (3676)
Vivian Daniels
1705 Sterling Dr.
Anacortes, WA  98221
3602937427
------------------------
henken (3681)
Ron Henken
2327 S. 15th. Street
Mount Vernon, WA  98274
3604288630
------------------------
dcpete (3683)
Douglas Peterson
11964 Farm to Market Rd.
Mount Vernon, WA  98273
3607574170
------------------------
stevbirg (3687)
Birgit Petersen
4808 38th Ave SW
Seattle, WA  98126
425.937.1026
------------------------
mallard (3692)
Tracy Peyton Mallard Kane
3403 W. 5th St.
Anacortes, WA  98221-1229
3602930367
------------------------
darmorev (3693)
Barbara Solga
4166 Saje Ln
Sedro Woolley, WA  98284
3608540945
------------------------
pwp55 (3695)
Parents w/o Partners Chapter 55
P.O. Box 1661
Bellevue, WA  98009
425.454.9997
------------------------
silk (3696)
Randall Silk
26693 paramount LN
Sedro Woolley, WA  98284
3608565099
------------------------
nascar13 (3700)
Nancy Williams
14022 MAC Taggart Ave.
Edison, WA  98232
3607666345
------------------------
lund (3702)
Mark Lundin
P.O. Box 368
North Bend, WA  98045
4258315710
------------------------
mcgovjk (3706)
James S McGovern
800 Orange Ave
Burlington, WA  98233
3607551287
------------------------
weolson (3707)
Wayne Olson
1483 Maple Crest Dr.
Burlington, WA  98233
3607572239
------------------------
rider (3709)
W.J. Rider
PO Box 1048
Anacortes, WA  98221-1048
3602938555
------------------------
marsh (3711)
Gregory Marsh
1902 36th St.
Anacortes, WA  98221
3602993862
------------------------
elephant (3714)
Michael Dahlquist
9406 - 38th South
Seattle, WA  98118
------------------------
jennyb (3717)
No Data Available
------------------------
mlingen (3721)
Michael Lingenfelter
3608-A Michelle LN
Anacortes, WA  98221
3602993247
------------------------
sewriter (3736)
Barbara Groves
528A Cypress Way
Anacortes, WA  98221
360.293.5713
------------------------
jandk (3737)
John Hardy
3010 Meridian Ct.
PO Box 1162
Anacortes, WA  98221
3602938221
------------------------
pduren (3743)
Paul Duren
420 N 100th St.
Seattle, WA  98133
2067819827
------------------------
nti (3748)
Northwest Technology Inc.
949 Collins RD.
Sedro Woolley, WA  98284
3608565315
------------------------
reitsma (3749)
Reitsma Appraisal Company
723 S First ST Suite C
Mount Vernon, WA  98273
3603365662
------------------------
adderly (3751)
Michael Adderly
214 N 4th ST
Mount Vernon, WA  98273
3603362905
------------------------
cuizina (3752)
Cuizina Italia
18744 142nd NE
Woodinville, WA  98072
4254867000
------------------------
dpgill (3758)
No Data Available
------------------------
bluenile (3772)
Sheila Espinoza
3910 NE 117th St.
Seattle, WA  98125
206.364.0907
------------------------
connw (3775)
No Data Available
------------------------
sidm (3776)
No Data Available
------------------------
daven (3777)
No Data Available
------------------------
wobbly (3779)
Douglas Erlandson
1719 - 10th ST
Anacortes, WA  98221
3602935844
------------------------
gene (3780)
Gene Moe
349 Colony RD
Bow, WA  98232-9505
3607245122
------------------------
waletmv (3783)
No Data Available
------------------------
chuckmcc (3785)
Alice McConnell
9369 Prospect ST
Sedro Woolley, WA  98284
3608561525
------------------------
artsmart (3786)
Tim Dussault
1019 7th St.
Anacortes, WA  98221
3602934726
------------------------
bobliza (3787)
Robert Millard
404 E. Harrison St. #302
Seattle, WA  98102
------------------------
prestige (3788)
Phyllis Allerdice
930 SW 152nd St.
Seattle, WA  98166
2062438883
------------------------
cle (3790)
Claudia Ebsworth
3724 Shoshone DR
Mount Vernon, WA  98273
3604245502
------------------------
pacrim (3792)
Dean Olson
16404 SE Newport Way
Issaquah, WA  98027
------------------------
fmbrand (3795)
Minda Brand
45182 W Main ST
Concrete, WA  98237
3608538723
------------------------
mawood (3800)
Patricia Wood
1346 Thompson Rd
Anacortes, WA  98221
360.293.2034
------------------------
gjwright (3802)
Greg Wright
300 W. Moore St
Sedro Woolley, WA  98284
3608550226
------------------------
cpads (3804)
Sherri Montgomery
10092 Farm To Market RD.
Bow, WA  98232
3607571415
------------------------
ganskeb (3807)
Brian Ganske
2217 Old Day Ck. Rd.
Sedro Woolley, WA  98284
3608566098
------------------------
mminor (3811)
No Data Available
------------------------
canaday (3815)
Belle Canaday
2183 Bassett RD
Sedro Woolley, WA  98284-9357
360.856.2297
------------------------
ebpihl (3816)
Erik B. Pihl D.D.S.
1210 East Divisoin
Mount Vernon, WA  98273
------------------------
jimko (3820)
No Data Available
------------------------
mikecr (3821)
Mike Crawford
PO Box 280
Mount Vernon, WA  98273
3607573121
------------------------
kerch (3827)
No Data Available
------------------------
dmintz (3832)
Mintz Darrell
1397 Benson Road
Bow, WA
------------------------
cobleb (3836)
Brent Coble
11171 Blue Heron Rd.
Bow, WA  98232
3607666023
------------------------
spangler (3841)
Leslie Spangler
12131 Hilynn Dr.
Burlington, WA  98233
3607571903
------------------------
nhoxie (3842)
Norman Hoxie
14831 Hoxie Ln.
Anacortes, WA  98221
3602937662
------------------------
marion (3843)
William Blankenship
PO Box 846
La Conner, WA  98257
3602933544
------------------------
rhrush (3844)
Richard H Rush
898 Kootenai Pl
La Conner, WA  98257
------------------------
cfudge (3845)
Dustin Kanske
1225 McLean RD
Mount Vernon, WA  98273
3604245109
------------------------
melndon (3849)
Don Stahlberg
1624 S 30th St
Mount Vernon, WA  98273
------------------------
tseng (3851)
Susan Putnam
2550 Audubon Park DR SE
Issaquah, WA  98029
------------------------
jmiller (3861)
James A. Miller
1312 Crystal Ln.
Burlington, WA  98233
------------------------
normer (3862)
Norma Huxtable
6004 Sands Way
Anacortes, WA  98221
3602931156
------------------------
jetski (3864)
Frank Jeretzky
1320 Rosario RD
Anacortes, WA  98221
3602935979
------------------------
ajkuntze (3866)
No Data Available
------------------------
peaches (3867)
Rena Guadagnoli
20800 Hartry Ln.
Sedro Woolley, WA  98284
3607243017
------------------------
mattmick (3869)
Michele Fitzgerald-Marone
320 S 30th ST
Mount Vernon, WA  98274
3604245296
------------------------
mmlj316 (3872)
The Rainbow Inn LLC
PO Box 15
La Conner, WA  98257
3604664578
------------------------
atomix (3877)
Christopher Gladis
903 Union St. Apt 911
Seattle, WA  98101
------------------------
orh (3882)
Kevin Johnson, M.D., P.S.
1100 112th Ave. N.E., Ste. B-4
Bellevue, WA  98004
------------------------
flrtn (3885)
Clayton Houston
1012 17th ST
Anacortes, WA  98221
3602937458
------------------------
tbailey (3886)
No Data Available
------------------------
hummer (3888)
Lauren Pace
17682 Ray Paul Lane
La Conner, WA  98257
3604663427
------------------------
rdburns (3889)
Peter Loron
1740 NW 59th ST
Seattle, WA  98107
------------------------
bunk (3892)
Susan B. Hughes-Hayton
1450 Fir Island Rd.
Mount Vernon, WA  98273
360.445.4804
------------------------
mad (3895)
Maddy O`Donnell
328 North 3rd Street
La Conner, WA  98257
3604663057
------------------------
gladish (3897)
Andrew Gladish
7141 Guemes Island Rd.
Anacortes, WA  98221-9507
3602992169
------------------------
everhear (3898)
No Data Available
------------------------
janitor (3902)
Charles West
PO Box 1158
North Bend, WA  98045
4258880481
------------------------
bevlil (3910)
Beverly Lillis
910 - 28th ST
Anacortes, WA  98221
3602999523
------------------------
tbi (3915)
Laura Danskine
12441 Bartholomew Road
Anacortes, WA  98221
4258272452
------------------------
cyndi (3919)
Ronald Wiese
8861 Birch LN
Sedro Woolley, WA  98284
3608566719
------------------------
pasilljm (3923)
Jose Pasillas
20537 Cedardale Rd.
Mount Vernon, WA  98274
3604453708
------------------------
mwari (3925)
No Data Available
------------------------
cyauney (3927)
Connie Yauney
21497 Prairie RD
Sedro Woolley, WA  98284
3607246608
------------------------
kateldry (3928)
No Data Available
------------------------
mrobbins (3929)
Michael Robbins
400 NW 45th St.
Seattle, WA  98107
------------------------
hunter (3932)
Steven Hunter
11214 2nd St.
Mount Vernon, WA  98273
3607570941
------------------------
tacttrck (3934)
Alfred Whitlock
930-B Avon Allen RD
Bow, WA  98232
3607571691
------------------------
connorw (3938)
No Data Available
------------------------
graham (3941)
Michael J. Graham
13 Makah Way
La Conner, WA  98257
3604663238
------------------------
aad3 (3943)
Allen Dorfman
,
------------------------
daneff (3949)
Daniel Neff
2056 Prairie RD

Sedro Woolley, WA  98284
3608562249
------------------------
phillips (3950)
Mark Phillips
3804 Moody Ct.
Mount Vernon, WA  98273
------------------------
gil (3951)
Jean
5293 Guemes Island RD
Anacortes, WA  98221-9534
3602938128
------------------------
obo (3953)
No Data Available
------------------------
sherman (3954)
Sherman Hale
P.O. Box 876
Preston, WA  98050-0876
4252224751
------------------------
thinpupp (3961)
Mary Ann Iszler
24356 Wicker Rd # 16
Sedro Woolley, WA  98284
3608560760
------------------------
jjhat (3965)
Jeffrey M Hatfield
3652 Interlake Ave North #5
Seattle, WA  98103
206.634.9012
------------------------
theomack (3966)
Theodore McCulloch
1148 Spinnaker Ln
Anacortes, WA  98221
3602938852
------------------------
bjfinn (3971)
Brian Finnegan
223 N. State St. #3
Bellingham, WA  98225
------------------------
rawsonmw (3973)
Kimberlei Rawson
1545 Bennett Rd.
Mount Vernon, WA  98273-9738
3604246382
------------------------
jmulanax (3980)
No Data Available
------------------------
don (3983)
Rebecca K White
311 Central
Sedro Woolley, WA  98284
3608550245
------------------------
mellichk (3987)
Karen Mellich
1080 S 3rd
Sedro Woolley, WA  98284
3608562010
------------------------
fruitbat (3988)
Bella Winter
123 E. Lawrence St.
Mount Vernon, WA  98273
3603360961
------------------------
vafromva (3992)
Alvin Olson
12787 Eagle DR
Burlington, WA  98233
3607578202
------------------------
amydenny (3996)
Amy Denny
1937 Chilberg Rd.
Mount Vernon, WA  98273
------------------------
hokanson (3998)
Pamela M Hokanson
7424 Northeast 120th St.
Kirkland, WA  98034
------------------------
camar (3999)
Marjory Bitseff
7158 Steelhead Ln
Burlington, WA  98233-9560
3607578960
------------------------
jhinds (4003)
Jay Hinds
P.O. Box 57
591 Noble
Hamilton, WA  98255
360.826.4012
------------------------
gunilla (4006)
Gunilla Wold
319 Illinois Ave.
Anacortes, WA  98221
3602938560
------------------------
connolly (4008)
Robert Connolly
170 N. Murdock C #101
Sedro Woolley, WA  98284
------------------------
jkeltner (4009)
Jerry Keltner
4119 H Ave.
Anacortes, WA  98221-3530
3602933673
------------------------
carbon (4010)
Margaret New
PO Box 278
Anacortes, WA  98221
------------------------
hotwhelz (4011)
Joe Callender, Jr.
P.O. Box 471
Concrete, WA  98237
3608538658
------------------------
colleens (4012)
Colleen Sargent
P.O. Box 1019
3110 Commercial
Anacortes, WA  98221
------------------------
lwilbur (4017)
Lona Wilbur
P.O. Box 817
LaConner, WA  98257
3604667211
------------------------
sly (4020)
Gregg Acheson
34850 NE 147th St.
Duvall, WA  98019
4258449147
------------------------
ehinds (4021)
Jay Hinds
P.O. Box 57
591 Noble
Hamilton, WA  98255
360.826.4012
------------------------
pacauto (4022)
No Data Available
------------------------
sisu (4023)
Anita Johnson
5677 Patricia LN
Anacortes, WA  98221
3602934076
------------------------
rchein (4025)
Richard Hein
488 Section Ave.
Anacortes, WA  98221
3602934451
------------------------
dupalmer (4029)
Durward Palmer
3025 Comanche Dr.
Mount Vernon, WA  98273
3604246638
------------------------
enevold (4031)
Steven Enevold
7250 337th Pl SE
Fall City, WA  98024-6714
------------------------
caughran (4034)
G.W. Caughran
7660 NE 140th Pl.
Bothell, WA  98011
------------------------
cmtrucks (4036)
?? Larson
2062 F & S Grade Rd
Sedro Woolley, WA  98284
------------------------
lrogers (4039)
L.C. Rogers
221 S. 20th St. #3
Mount Vernon, WA  98274
------------------------
worldly (4040)
Scott McLlarky
37012 SE 54th Pl
Fall City, WA  98024
------------------------
hbeck (4041)
Mia Beck
1102 S 10th ST
Mount Vernon, WA  98273-4421
3603362864
------------------------
clooff (4042)
Lou Cinda Looff
2403 E. Carpenter
Mount Vernon, WA  98274
3604245607
------------------------
mobmerch (4046)
Steve Wells
P.O. Box 1223
Mount Vernon, WA  98273
------------------------
jasherm (4055)
John A. Sherman
660 Fruitdale Rd.
Sedro Woolley, WA  98284
3608560189
------------------------
whh (4056)
William Hunt
400 S. 7th St.
Mount Vernon, WA  98273
3604245533
------------------------
dornappr (4058)
Jerry Dorn
P.O. Box 604
Anacortes, WA  98221
3602934722
------------------------
zurngm (4059)
Gordon Zurn, III
2320 16th Street
Anacortes, WA  98221
3602993889
------------------------
ccarroll (4060)
Christopher Carroll
15206 Gilbralter Rd.

Anacortes, WA  98221
3605888150
------------------------
laconner (4062)
No Data Available
------------------------
nazmo (4063)
Walter Leinoueu
5234 University Way NE #205
Seattle, WA  98105
------------------------
nichols (4067)
Nancy Nichols
3435 Old Hwy 99 North
Burlington, WA  98233
3607247604
------------------------
beng (4070)
Ben Griffin-Mariner
5200 Filbert Lane
Bow, WA  98232
3607666613
------------------------
culpcons (4071)
Kevin Culp
2123 Meadows LN
BOX 1284
Anacortes, WA  98221
3602937177
------------------------
turfy (4072)
No Data Available
------------------------
lkm (4073)
Louise Stevensen-Kirchgasler
1411 Alpine View Dr.
Mount Vernon, WA  98273
3604166597
------------------------
rcrum (4077)
Ruth Crum
2301 Austin Ln.
Mount Vernon, WA  98273
------------------------
glwann (4078)
Gary Wolfstone
1411 4th Ave Suite 1500
Seattle, WA  98101
------------------------
janicki (4084)
Kyle Rutherford
2265 A Hiway 20
Sedro-Woolley, WA  98284
------------------------
sancho (4090)
Sally Verrinder
6405 158th Pl NE
Redmond, WA  98052
4258810952
------------------------
nanny (4091)
Nancy L. DeGraffenreid
807 Mohican Pl.
Mount Vernon, WA  98273
3604249291
------------------------
btb (4093)
Robert Atkins
1433 Ovenell Rd.
Burlington, WA  98233
3607570126
------------------------
hpsc (4094)
Tami Posel
210 N. Skagit Stk
Burlington, WA  98233-1617
------------------------
tomgell (4098)
Thomas Gellatly
5103 Kingsway
Anacortes, WA  98221
------------------------
jasonb (4100)
Carol Moen
1442 Bradshaw Rd.
Mount Vernon, WA  98273
3604240341
------------------------
kmcbride (4105)
Kenneth McBride
107 Water St.
Hamilton, WA  98255
3608269150
------------------------
goforit (4106)
Marlys Halverson
1401 Bradshaw Rd.
Mount Vernon, WA  98273
3604245444
------------------------
kfrazier (4109)
Kenneth E. Frazier Jr.
225 South 38th Place
Mount Vernonr, WA  98274
------------------------
timothy (4119)
Timothy Griffin
427 Washington St.
Sedro Woolley, WA  98284
3608552648
------------------------
tking (4120)
Kenneth King
3618 39th Ave W
Seattle, WA  98199
------------------------
tami (4124)
No Data Available
------------------------
bkb (4125)
Brian Broker
15534 Avendale Rd NE
Woodinville, WA  98072
------------------------
pkelly (4127)
Pat Kelly
P.O. Box 99
Mount Vernon, WA  98273
3604285840
------------------------
skinner2 (4130)
Ronda M Skinner
1612 J.J. Place Appt C
Mount Vernon, WA  98273
3604285749
------------------------
dodd (4131)
Thomas Dodd
1838 W. Big Lake Blvd.
Mount Vernon, WA  98273
360.422.8641
------------------------
knut (4133)
Knut Lindberg
698 A Millett Rd.
Guemes Island, WA  98221
3602938618
------------------------
pjb (4136)
Patricia Born
526 Parkridge Pl.
Sedro Woolley, WA  98284
3604288058
------------------------
thompson (4137)
Shirley Thompson
2122 Forest Dr.
Mount Vernon, WA  98273
3604240446
------------------------
wings (4139)
No Data Available
------------------------
aedes (4146)
Doreen Shoenfeldt
917 Marie Place
Sedro Woolley, WA  98284
3608562593
------------------------
mmbeck (4151)
Michael Beck
591 Hwy. 9
Sedro Woolley, WA  98284
3608562307
------------------------
molderd1 (4152)
Richard Moldenhauer
1728 Kamb Rd.
Mount Vernon, WA  98273
3604284605
------------------------
finley (4153)
Scott Finley
299 Nisqually Pl.
La Conner, WA  98257-9540
3604662301
------------------------
kemnow (4155)
Chris Kemnow
1114 Railroad Ave
Sedro Woolley, WA  98284
3608553304
------------------------
nurmi (4156)
Louie Nurmi
17039 Dunbar Rd.
Mount Vernon, WA  98273
3604288727
------------------------
stube (4158)
David Stubben
12492 Gwen Dr. #2
Burlington, WA  98233
3607572261
------------------------
frelix (4162)
Jerry Frelix
410 Guemes Island RD.
Anacortes, WA  98221
3602993358
------------------------
aemerson (4163)
Ann Emerson
6816 Salmon Beach RD
Anacortes, WA  98221
3602990859
------------------------
marcia (4165)
Marcia Hunt
1515 - 14th Street
Anacortes, WA  98221
3602930983
------------------------
chara (4166)
Chara Curtis
15833 Yokeko DR
Anacortes, WA  98221-9748
3605881207
------------------------
stephfam (4168)
John Stephens
P.O. Box 128
La Conner, WA  98257
------------------------
kristiaj (4169)
Kristi Jensen
11203 184th Pl NE #4098
Redmond, WA  98052
4255566658
------------------------
costa (4172)
John Costa
1242 Bay Hill Dr.

Burlington, WA  98233
3607574209
------------------------
rainy (4176)
Shellyann Alecia Rose
13950 NE 12th St #202
Bellevue, WA  98005
4254018697
------------------------
method (4178)
Chris Crooker
230D Stanford Dr.
Mount Vernon, WA  98273
------------------------
jetfuel (4180)
Roni Braatz
1857 244th Ave NE
Redmond, WA  98053
------------------------
lavos (4181)
Barbara Whiton
12881 Eagle Drive
Burlington, WA  98233
3607577110
------------------------
coot1 (4185)
Nathaniel G. Baker
819 S. Anacortes St. Apt 1
Burlington, WA  98233
3607551609
------------------------
thorne (4186)
No Data Available
------------------------
galen (4189)
Galen
P.O. Box 147
Mount Vernon, WA  98273
------------------------
swfmc (4192)
Steve
118 N. Ball St.
Sedro Woolley, WA  98284
------------------------
v8usmc (4194)
Capt. David Vandivort
1513 - 16th Street
Anacortes, WA  98221
360.299.2189
------------------------
ateam (4196)
A.R.E. Realty
330-B Hwy 20
Sedro Woolley, WA  98284
3608562121
------------------------
hiltyp (4199)
Douglass Hilty
1050 Larrabe Ave #104-382
Bellingham, WA  98225
------------------------
johnz (4202)
John Zrembski
1803 Sandalwood Ct.
Mount Vernon, WA  98221
3604249676
------------------------
champion (4203)
Kathleen Champion
1212 Jameson St.
Sedro Woolley, WA  98284-9294
3608540919
------------------------
thedrews (4210)
Brian Drew
2401 Westwood Dr.
Anacortes, WA  98221
------------------------
thomasl (4215)
No Data Available
------------------------
grimnes (4216)
Susan Grimnes
20505 Lafayette RD
Burlington, WA  98233
3607571734
------------------------
khorton (4218)
Kelly D Horton
8721 175th Ave NE #1
Redmond, WA  98052
------------------------
rickster (4221)
Rick Weynands
1500A E. College Way PMB #553
Mount Vernon, WA  98273
3604247802
------------------------
zullo (4222)
Jaime Zullo
3410 Field Ave.
Anacortes, WA  98221
3602930907
------------------------
colleent (4227)
Colleen Thulen
12852 Dodge Valley Rd.
Mount Vernon, WA  98273
3604663481
------------------------
allpat (4231)
Allan Doyle
314 Ball Street
Sedro Woolley, WA  98284
360.855.9073
------------------------
cowgirl (4232)
No Data Available
------------------------
thatcher (4234)
Ann Thatcher
4706 Queen Ann Way
Anacortes, WA  98221
3602939779
------------------------
dynes (4235)
No Data Available
------------------------
mcoulter (4236)
Mark Coulter
P O Box 286
1146 S. Anacortes
Burlington, WA  98233
------------------------
diltz (4237)
Mike Dynes
P O Box 286
11146 S. Anacortes
Burlington, WA  98233
------------------------
johnf (4241)
No Data Available
------------------------
dcyoung (4246)
David Youngquist
16275 Kamb Rd. W.
Mount Vernon, WA  98273
------------------------
sguffie (4247)
Doyle Guffie
774 Alpine Ln
Sedro Woolley, WA  98284
3608560916
------------------------
wells (4253)
Paul Wells
321 S. 28th St.
P.O. Box 2915
Mount Vernon, WA  98274
3604240821
------------------------
castro (4256)
No Data Available
------------------------
peterson (4257)
No Data Available
------------------------
valera (4258)
No Data Available
------------------------
barden (4259)
No Data Available
------------------------
powell (4260)
John Powell
29831 Elkoon Dr.
Sedro-Woolley, WA
------------------------
drs (4262)
Cynthia A. Clark
905 Summer Meadows Ct.
Sedro Woolley, WA  98284
3608564305
------------------------
voce (4266)
Kristina Smith
408 Evergreen St.
Mount Vernon, WA  98273
3603360672
------------------------
ecs (4269)
David Mc Elroy
19707 32nd AVE SE
Bothell, WA  98012
4252417700
------------------------
kkandq (4271)
Krista Salinas
1833a Echo Hill Rd
Sedro Woolley, WA  98284
3607242022
------------------------
holly (4272)
Holly McNeill
4604 Cypress Dr.
Anacortes, WA  97221
5036454727
------------------------
cbruner (4283)
Carl Bruner
903 23rd ST.
Anacortes, WA  98221
3602999051
------------------------
tater (4286)
No Data Available
------------------------
lougheed (4289)
Caroline Lougheed
1404 Park Pl.
Bow, WA  98232
3607667600
------------------------
colleenh (4290)
No Data Available
------------------------
mrdoobie (4293)
No Data Available
------------------------
ckg (4296)
Michael Leonard
P.O. Box 1340
La Conner, WA  98257
------------------------
kathycom (4301)
Kathy Combs
2330 Martin RD
Mount Vernon, WA  98273
3604280252
------------------------
ericw (4302)
Eric J Whittaker
3104 E Fir
Mount Vernon, WA  98273
------------------------
garrett (4303)

Michael Garrett
4410 San Juan Ave
Anacortes, WA  98221
3602996618
------------------------
trader (4304)
Lewis Hall
300 Ginnett Rd.
Anacortes, WA  98221
3602937243
------------------------
barbara (4308)
Barbara Warren
3556 Brandywine St. NW
Washington D.C.,   20008
2023633772
------------------------
leeracan (4311)
John Racanello
P.O. Box 691
La Conner, WA  98257
3604663830
------------------------
alexkim (4315)
Alexander Kim
1900 Skyline Way
Anacortes, WA  98221
------------------------
jhp (4322)
No Data Available
------------------------
curtjb (4323)
Curtis Brown
913 S. 21st Place
Mount Vernon, WA  98274
------------------------
azure (4335)
Larry Azure
13003 South West Freeway Suit 100
Stafford, TX  77477
2812400808
------------------------
pelvrum (4343)
Philip Elvrum
274B Trafton Rd.
Anacortes, WA  98221
360.293.7170
------------------------
mjphoto (4344)
Michael Jarboe
3406 K Avenue
Anacortes, WA  98221
360.293.3526
------------------------
rriek (4347)
No Data Available
------------------------
marquiss (4348)
Steven D. Marquis
1114 Carmel Ave
Mount Vernon, WA  98273
3604249414
------------------------
scn (4349)
Wilbert Laaninen, Jr.
4009 Montgomery Ct.
Mount Vernon, WA  98274
3604245198
------------------------
jordan (4350)
Randy Foley
828 Lincoln Street
Mount Vernon, WA  98273
3603365902
------------------------
arachne (4355)
Penny Brown
913 S. 21st Place
Mount Vernon, WA  98274
------------------------
cummings (4356)
Cheryl L Cummings
301 N Murdock
Sedro Woolley, WA  98284
------------------------
brianb (4357)
Brian Bettger
710 N Waugh Rd.
Mount Vernon, WA  98273
360.416.0929
------------------------
timcook (4358)
Tim Cook
,
------------------------
ashrae (4361)
No Data Available
------------------------
lotos (4363)
Larry Otos
4601 Monte Vista Dr.
Mount Vernon, WA  98273
3604240418
------------------------
rbavis (4364)
Robert Bavis
PO Box 486
Burlington, WA  98233
3608480696
------------------------
deano (4367)
Dean Laurance
1255 U3 HWY 20
Mount Vernon, WA  98273
3608489092
------------------------
bradlee (4368)
Susan E Anderson
17531 NE 88th Pl
Redmond, WA  98052
------------------------
dglang (4371)
David Lang
17192 Lakeview Blvd.
Mount Vernon, WA  98274
3604228582
------------------------
backyard (4375)
Roy Pettus
4828 48th Ave. SouthWest
Seattle, WA  98116
------------------------
dmork (4377)
Daniel Mork
802 26th St. Apt. D
Anacortes, WA  98221
------------------------
hess (4380)
No Data Available
------------------------
aric (4382)
No Data Available
------------------------
magay (4388)
Mary Anita Gay
1507 39th St
Anacortes, WA  98221
3602935888
------------------------
islande (4390)
John R. Tibbles
1354 Tibbles Ln.
Anacortes, WA  98221
3602939275
------------------------
andresm (4391)
Edgar Mendez
7316 Northeast 142nd Place Appt C-3
Bothel, WA  98011
------------------------
capark (4394)
Carol Park
5444 Solstice Ln.
Anacortes, WA  98221
3602938894
------------------------
froese (4398)
Terrance Froese
P.O. Box 999
Anacortes, WA  98221
3602990566
------------------------
geb (4402)
Charles Hubbard
1004 Commercial AVE
PMB 101
Anacortes, WA  98221
------------------------
holmesl (4404)
Linda Holmes
4302 Clyde Way
Anacortes, WA  98221-3202
3602939624
------------------------
oleg (4405)
Oleg Morocov
2214 SR 9 Lot #8
PO Box 2105
Mount Vernon, WA  98274
3604454305
------------------------
jlovejoy (4409)
Daniel Lovejoy
2817 - 17th ST.
Anacortes, WA  98221
360.293.6603
------------------------
hagosk (4410)
Hagos Kidane
1001 N 12th ST
Mount Vernon, WA  98273
3604282099
------------------------
jonamar (4414)
John E Markel
333 Snohomish Dr
La Conner, WA  98257
------------------------
estes (4418)
Deanna Estes
1442 Gilbralter RD
P O Box 134
Anacortes, WA  98221-0134
3602999861
------------------------
lindar (4423)
Linda Robinson
P.O. Box 891
1006 - 16th ST
Anacortes, WA  98221
3602934725
------------------------
bjhgc (4433)
No Data Available
------------------------
miguel (4435)
Michael Khoury
21635 NE. 159th ST.
Woodinville, WA  98072
4257885213
------------------------
hywilley (4441)
No Data Available
------------------------
jrhodes (4443)
James Rhodes III
15325 Redmond Way #C-214
Redmon, WA  98052
4255569612
------------------------
swincort (4444)
No Data Available
------------------------
swinss (4445)

No Data Available
------------------------
jpetrich (4446)
John
P.O. Box 677
La Conner, WA  98257
------------------------
ilemme (4447)
Ingo Lemme
5856 Park CT
Sedro Woolley, WA  98284
3607254614
------------------------
kimndave (4448)
David Nelson
15251 Bow Hill RD
Bow, WA  98232
3607668008
------------------------
jetink (4450)
James Torrence
P.O. Box 68
Anacortes, WA  98221
3602936921
------------------------
jprook (4454)
Patricia Rookhuyzen
808 Shoshone Dr.
La Conner, WA  98257
3604664278
------------------------
scar (4462)
Bob Gent
525 E. College Way, Suite J
Mount Vernon, WA  98273
------------------------
summer (4465)
No Data Available
------------------------
njl (4467)
Norma Lisherness
1516 Cleveland St.
Mount Vernon, WA  98273
3603362283
------------------------
bb2u (4468)
David N Johnstone
P.O. Box 1122
La Conner, WA  98257
------------------------
wend (4472)
No Data Available
------------------------
matula (4482)
Timothy Matula
3639 211th Place Northeast
Redmond, WA  98053
4258686922
------------------------
alice (4484)
Alice DeVries
12797 Thillberg RD.
Mount Vernon, WA  98273-8437
3604243508
------------------------
mychurch (4485)
Terry Shaberg
1830 South 13th Street
Mount Vernon, WA  98273
2064243958
------------------------
folkerts (4486)
Jonathan Folkerts
1218 N. Township
Sedro Woolley, WA  98284
3608562757
------------------------
roben (4487)
No Data Available
------------------------
theklugs (4488)
Robin Klug
316 S 30th Pl
Mount Vernon, WA  98274
360.424.3808
------------------------
perdes (4490)
Jon Quilliam
12487 Patricia Ln
Burlington, WA  98233
3607571822
------------------------
hornblwr (4492)
Erick Johnson
11702 Greenwood Ave. N. #204
Seattle, WA  98133
2063618143
------------------------
tuckr (4493)
Lucinda Vogel
14849 437th Pl. SE
North Bend, WA  98045
4258881656
------------------------
maxie (4497)
No Data Available
------------------------
jild (4499)
S. Jil Dean
24842 Hoehn RD
Sedro Woolley, WA  98284
3608562532
------------------------
dlmenard (4501)
Douglas Menard
2232 Old Day Creek Rd.
Sedro Woolley, WA  98284
360.856.4981
------------------------
fitlife (4502)
No Data Available
------------------------
joshfant (4506)
No Data Available
------------------------
harker (4507)
Rebecca Harker
2218 - 32nd St.
Anacortes, WA  98221
3602930684
------------------------
anacauct (4508)
Steve Ritter
3806 Q Ave.
Anacortes, WA  98221-3935
3602998977
------------------------
liamsmom (4510)
Courtney McIntyre
2613 Rainbolt Pl
Mount Vernon, WA  98274
360.428.3982
------------------------
phinchmn (4513)
Pauline R Hinchman
808 Evans Drive
Sedro Woolley, WA  98284
------------------------
almill (4514)
Alan Millikan
4929 South Shore Dr.
Anacortes, WA  98221
3602931874
------------------------
snvcrook (4515)
Vickie Crook
4982 Prairie LN.
Sedro Woolley, WA  98284
3608560107
------------------------
pcarp (4525)
Peter Carpenter
607 Cedar Tree DR
Sedro Woolley, WA  98284
3608562141
------------------------
lenzi (4527)
Lynn Lenzi
4415 Glasgow
Anacortes, WA  98221
360.293.2058
------------------------
dmiller (4528)
Douglas Miller
1716 - 7th Street
Anacortes, WA  98221
3602935809
------------------------
halibut (4534)
No Data Available
------------------------
eyrie (4535)
Joost Businger
P O Box 541
Anacortes, WA  98221
360.293.5815
------------------------
mcgregor (4536)
Douglas M. McPhee
2220 25th St.
Anacortes, WA  98221
360.293.4875
------------------------
bbowen (4537)
Beverly F. Bowen
817 34th Street
Anacortes, WA  98221
3602939284
------------------------
bouey (4540)
Dorcas Bouey
17327 Lakeview Blvd.
Mount Vernon, WA  98274
3604228402
------------------------
hansonlh (4544)
Lawrence Hanson
1754 Beaver Marsh Rd.
Mount Vernon, WA  98273
360.424.6271
------------------------
olmsted (4545)
Trudy Olmsted
1715 S 14th St.
Mount Vernon, WA  98274
3604284996
------------------------
afdemar (4547)
Ann F Demarrais
19010 Dry Slough Road
Mount Vernon, WA  98273
3604454064
------------------------
rbgaston (4549)
Robert Gaston
118 S. 12th St.
Mount Vernon, WA  98274
3603363754
------------------------
nwhay (4551)
Northwest Hay Sales
14789 Riverbend Rd.
Mount Vernon, WA  98273
------------------------
vicknair (4559)
Kenneth E Vicknair
1620 Melrose Ave. #208
Seattle, WA  98122
------------------------
nakano (4561)
Julie Guyot
PO BOX 515
Laconner, WA  98257
3604664522
------------------------
dyhre (4563)

Philip Dyhre Hansen
47510 SE 137th ST
North Bend, WA  98045
------------------------
dma (4573)
Dayna Kruger
693 Brickyard Blvd.
Sedro-Woolley, WA  98284
360.854.9132
------------------------
eiger (4574)
Keith Kraft
321 Manito Dr.
Mount Vernon, WA  98273
3604288568
------------------------
barrwh (4576)
Annette E Davis
3053 South Lyman Ferry Road
Sedro Woolley, WA  98284
------------------------
rickt (4577)
Rick Thompson
416 N 3rd St.
PO Box 624
La Conner, WA  98257
3604663318
------------------------
uwallend (4579)
Ulf Wallendahl
16413 NE 6th ST
Bellevue, WA  98008
------------------------
lynnstoy (4580)
No Data Available
------------------------
merrowm (4581)
Margene Merrow
PO Box 1435
Anacortes, WA  98221
------------------------
scottcol (4582)
Donald Scott
128 S. First
P.O. Box 798
La Conner, WA  98257
------------------------
church (4584)
Pamela Church
1508 Channel Dr.
Mount Vernon, WA  98273
3604664369
------------------------
cdostart (4585)
Thomas D Dostart
1856 Cascade Rich Ct
Mount Vernon, WA  98274
360.428.8830
------------------------
redline (4586)
Manuel A Gonzalez
1472 Memorial Highway
Mount Vernon, WA  98273
------------------------
boots (4588)
Harold Coultas
8947 Westerman Rd.
Sedro Woolley, WA  98284
360.856.4387
------------------------
espresso (4591)
Shirley Chapman
4601 Guemes View Dr.
Anacortes, WA  98221
3602938746
------------------------
lonetree (4593)
Sandra B
PO Box 267
La Conner, WA  98257
------------------------
bitmap (4598)
Michelle Zwald
P.O Box 2269
Mount Vernon, WA  98273
3608989556
------------------------
barry (4604)
John S. Barry
13158 Sunset Ln.
Anacortes, WA  98221
3602937711
------------------------
darlib (4605)
Darlene Libbey
803 N Skagit St
Burlington, WA  98233
360.757.0117
------------------------
rabb (4613)
David Rabb
3304 S Skagit Hwy
Sedro Woolley, WA  98284
3608264702
------------------------
hoff (4616)
Christopher Hoffman
7435 159th PL. NE, APT. G344
Redmond, WA  98052
4258855314
------------------------
spencer (4619)
No Data Available
------------------------
lkennedy (4621)
Linda Newman-Kennedy, Ph.D, CCC.
1419 College Way
Mount Vernon, WA  98273
3604249645
------------------------
groeio (4622)
Edith OBrien
4220 Seneca Dr
Mount Vernon, WA  98273
3604244118
------------------------
ddnd (4624)
David Deach
10493 Sterling Rd.
Sedro Woolley, WA  98284
3603366271
------------------------
jakeyboy (4627)
H. Donald Parry
17586 Chilberg Rd.
Mount Vernon, WA  98273
3604663386
------------------------
arigw (4631)
No Data Available
------------------------
frieds (4637)
Andy Friedlander
1324 Berniece
Mount Vernon, WA  98273
3604247173
------------------------
flintwh (4638)
William Flint
1124 S 11th
Mount Vernon, WA  98274
3603362044
------------------------
cleary (4639)
Ted Biringer
2812 I Avenue
Anacortes, WA  98221-3826
3608564315
------------------------
happy (4643)
Debra Exley
13672 Barbor Lane
Anacortes, WA  98221
3602932433
------------------------
dougyork (4646)
Doug York
PO Box 1341
La Conner, WA  98257
3604662483
------------------------
pinson (4648)
Joe Kinnebrew
PO box 2840
Sun Valley, ID  83353
2087889331
------------------------
swany (4649)
Jerry Swanson
3248 Old Hwy 99 N Rd
Burlington, WA  98233
3607247903
------------------------
dave777 (4653)
Dave Parker
2245 Wicker Rd  #46
Sedro Wolley, WA  98284
3608561618
------------------------
sgwells (4656)
Steve Wells
13220 Bridgeview Wy
Mount Vernon, WA  98273
3607574697
------------------------
stardot (4657)
Donald Kerr
P.O. Box 1040
512 Talbott ST
La Conner, WA  98257
3604665138
------------------------
tooltime (4663)
Roger Saben
2522 N 34th PL
Mount Vernon, WA  98273
3604284278
------------------------
bookie (4664)
Sandra Saben
2601 Trumpeter Ln
Mount Vernon, WA  98273
3604246473
------------------------
mlbogd (4666)
No Data Available
------------------------
millyt (4667)
Milly Teague
3211 SW Avalon Way
Seattle, WA  98126
2069350814
------------------------
jhew (4669)
John Hewitt
PO Box 2064
Woodinville, WA  98072
4866835
------------------------
bassford (4671)
Kurt Bassford
925 Snee-Oosh Rd.
La Conner, WA  98257
------------------------
paulj (4672)
Paul Avery
13851 Dodge Valley Rd.
Mount Vernon, WA  98273
3604663009
------------------------
ulicip (4675)
Paul Ulici
9215 166th Pl NE
Redmond, WA  98052
8619077

------------------------
aln (4677)
Ann L. Nywall
2625 13th Ave W. #404
Seattle, WA  98119-2061
2062838416
------------------------
rdfull (4678)
Ray Fullerton
918 Waugh Rd. N.
Mount Vernon, WA  98273
3604244616
------------------------
howie (4679)
Howie Kroehl
13405 122 Ave. NE
Kirkland, WA  98034
4258144788
------------------------
rancourt (4680)
Dolly Rancourt
1914 N 32nd Place
Mount Vernon, WA  98273
3604287067
------------------------
pittis (4681)
Russ Pittis
PO Box 1472
Anacortes, WA  98221
3602936275
------------------------
bonner (4683)
Mt. Vernon Bed Outlet
1022 Riverside Dr.
Mount Vernon, WA  98273
3604244931
------------------------
thomas (4685)
Tom Hilliard
11633 Marihugh Pl.
Mount Vernon, WA  98273
3607576001
------------------------
snappy (4687)
Steve Anderson
10397 Ridge Pl
Sedro Woolley, WA  98284
3608566477
------------------------
summer2 (4688)
No Data Available
------------------------
mwolson (4697)
Mark Olson
807 213th SE
Bothell, WA  98021
4254870349
------------------------
dkcmundy (4699)
Don Mundy
1000 S 21st Pl
Mount Vernon, WA  98274
3608481115
------------------------
dgibbs (4700)
Doug Gibbs
4310 Bryce DR.
Anacortes, WA  98221
------------------------
stansbur (4702)
Wendy Stansbury
161 131st Ave. NE
Bellevue, WA  98005
4254547086
------------------------
kellyfam (4703)
Danica Kelly
1519 13th ST
Anacortes, WA  98221
3602993122
------------------------
moo (4706)
Joshua St. Louis
407 Veralene Way SW
Everett, WA  98203
4253471770
------------------------
jomel (4711)
John and Melanie Cawthon
1551 Dunbar Rd.
Mount Vernon, WA  98273
4241517
------------------------
adamb (4712)
Adam Blankenship
1103 38th St
Anacortes, WA  98233
3602934206
------------------------
kunkel (4713)
Paul Kunkel
9002 Palatine Avenue N
Seattle, WA  98103
------------------------
dhinds (4715)
Jay Hinds
591 Noble
PO Box 57
Hamilton, WA  98255
360.826.4012
------------------------
aftrmath (4716)
Brian Webber
1000 1st Ave W
Seattle, WA  98119
2839956
------------------------
williams (4718)
Terry Williams
1430 11th St
Mount Vernon, WA  98274
3365496
------------------------
marimac (4719)
Mary MacDonald
14294 B Gibralter Road
Anacortes, WA  98221
3602934351
------------------------
dynesme (4721)
Mary Elizabeth Dynes
1512 A North Waugh Road
Mount Vernon, WA  98273
3604245729
------------------------
nightcgw (4724)
No Data Available
------------------------
dusty (4727)
Vesta Reinstra
508 Jameson
Sedro Woolley, WA  98284
3608561516
------------------------
sansase (4729)
David Sanchez
1313 S. 11th ST
Mount Vernon, WA  98274
3603360169
------------------------
mherrera (4734)
Michael Herrera
1907 36th St.
Anacortes, WA  98221
2990693
------------------------
luminous (4735)
Joanne Dyer
1711 10th St
Anacortes, WA  98221
3602932641
------------------------
bigbob (4737)
Robert Novy
45977 Concrete Sock Valley Rd
Concrete, WA  98237
3608538536
------------------------
grguitar (4743)
Marcia Rogers
2808 Butler Creek RD.
Sedro Woolley, WA  98284
3607247016
------------------------
yogabarn (4745)
Robin Rothenberg
4030 356th Dr SE
Fall City, WA  98024
2226350
------------------------
mcdermot (4747)
Ruth McDermott
3806 Serling Place
Anacortes, WA  98221
3602993040
------------------------
nsp (4749)
Northwest Sports Photography
227 N 4th St. Suite 207
Mount Vernon, WA  98273
3603363644
------------------------
wasgo (4750)
Joseph Straub
1187 Marine Dr.
Anacortes, WA  98221
3602939689
------------------------
trudie (4753)
Trudie Gilley
2812 167th Ave NE
Bellevue, WA  98008
------------------------
dgnonast (4755)
Doug Nonast
17325 NE 85 Pl
Apt B 203
Redmond, WA  98052
4258814204
------------------------
bnordo (4756)
Bernard Norton
P O Box 4412
Seattle, WA  98104
------------------------
morrison (4758)
Jim Morrison
376 West Shore Rd.
Anacortes, WA  98221
3602932483
------------------------
downeast (4761)
No Data Available
------------------------
jizett (4762)
James Izett
2116 Fowler ST
Mount Vernon, WA  98273
3604242052
------------------------
hilbilly (4763)
No Data Available
------------------------
ammons (4765)
Doug Ammons
24351 33rd Court West
Brier, WA  98036
4258060163
------------------------
cork (4768)
Lewis Moser
453 Bay View St.
Anacortes, WA  98221
3602939253
------------------------
nanapapa (4770)

Gerry Pressley
45158 Pine Street
Concrete, WA  98237
3608538747
------------------------
kurt (4771)
No Data Available
------------------------
dong (4773)
Don Guglielmino
3738 Bull Hill Rd.
Kettle Falls, WA  99141
3604664276
------------------------
llee (4776)
Lori Lee
855 Keta AVE
Burlington, WA  98233
3607572712
------------------------
gha (4777)
Betty Anderson
6751 Worline Rd.
Bow, WA  98232
3607666248
------------------------
btd (4778)
Elizabeth Ray
5503 Vale St.
Anacortes, WA  98221
3602933654
------------------------
brianjh (4780)
Jack Brian
1288 Wildwood Ln.
Anacortes, WA  98221
3602932550
------------------------
estvold (4786)
Steve Estvold
4134 Sharp Road
Anacortes, WA  98221
3602933689
------------------------
marj (4792)
Marjorie Scribner
2207 10th St.
Anacortes, WA  98221
3602937759
------------------------
flyboy (4794)
Patrick Hall
2410 Sigmar Ln. #201
Mount Vernon, WA  98273
3604284721
------------------------
eaf (4796)
No Data Available
------------------------
cbc (4797)
Cascadian Brass Company
1493 Bennett Rd.
Mount Vernon, WA  98273
3604284316
------------------------
kress (4800)
R. Lee Kress
727 Cedar Creek LN
Anacortes, WA  98226
3602930958
------------------------
jlshaw (4804)
Jonni Shaw
20526 Double Creek Ln.
Sedro Woolley, WA  98484
3607247702
------------------------
dexter (4805)
Leah Hanson
1796 Cove Lane
Mount Vernon, WA  98273
3604228111
------------------------
mcconnel (4806)
Craig McConnel
1212 Queen Anne Ave N #402
Seattle, WA  98109
2062810073
------------------------
portis (4807)
Terry Portis
535 Remington Ln.
Anacortes, WA  98221
3602933779
------------------------
dvbaum (4808)
Dale Baumgardner
2112 Mud Lake Rd.
Mount Vernon, WA  98273
3608565484
------------------------
asb (4811)
No Data Available
------------------------
karend (4814)
Karen Doane
12819 SE 38th St. #416
Bellevue, WA  98006-1395
2099480917
------------------------
deejay (4815)
David McManus
1212 N 17th St.
Mount Vernon, WA  98273
3604244889
------------------------
eauffret (4816)
Elsi Auffret
1219 Hendricks Pl. #2
Burlington, WA  98233
3607571209
------------------------
heffele (4817)
Richard Heffele
24652 Diane Lane
Sedro Wooley, WA  98284
3068561882
------------------------
ownersgw (4818)
Mark n Jason
our house biatch!
Burlington, WA  98233
3362265
------------------------
zhran (4819)
Joseph Koenen
424 205th Ave NE
Redmond, WA  98053
4258681661
------------------------
jodfish (4820)
Joanne Fisher
330 Belmont Terrace
Mount Vernon, WA  98274
3604247718
------------------------
raolsen (4821)
Rebecca Olsen
15023 26th Ave NE
Seattle, WA  98155
2063634056
------------------------
raine (4822)
Lorraine Rothenbuhler
5520 Hwy 9
Sedro Wooley, WA  98284
3608561874
------------------------
devore (4825)
Edward Devore
18576 Best RD
Mount Vernon, WA  98273-9214
3604662760
------------------------
dlinson (4830)
Derek Linson
None, WA  None
3608549093
------------------------
jas (4832)
Julie Stemhagen
719 N. 4th St.
Mount Vernon, WA  98273
3603363493
------------------------
kbucket (4834)
No Data Available
------------------------
delkp (4838)
Kenneth Peterson
5671 Fruitdale Rd.
Sedro Woolley, WA  98284
3608562970
------------------------
tivel (4840)
Bob Tivel
1180 F Landing Road
Mount Vernon, WA  98273
3604665511
------------------------
wizkid (4846)
Dave Hensley
10711 NE 190th St.
Bothell, WA  98011
4254855129
------------------------
lindaday (4847)
Swinomish Tribal Administration
PO Box 817
LaConner, WA  98257
3604661307
------------------------
jhills (4850)
Jean Hills
112 Biz Point Rd
Anacortes, WA  98221
293
------------------------
tang (4851)
Shirley Tang
None, WA  None
3604243722
------------------------
bruemmer (4859)
John Bruemmer
817 37th
Anacortes, WA  98221
3602992575
------------------------
leone (4865)
Mary Leone
5303 Doon Way
Anacortes, WA  98221
3602937689
------------------------
budee (4866)
James Donaldson
1685 Hwy 99 S
Mount Vernon, WA  98273
3604288939
------------------------
kvelm (4871)
Val Mullen
P.O. Box 1245
737 Prevedell RD
Lyman, WA  98263
3608263165
------------------------
brian (4872)
Brian Sollom
11222 NE 67th # 2-W
Kirkland, WA  98033
4258938339
------------------------
jjv (4873)

John Voth
1003 S. 19th
Mount Vernon, WA  98274
3604247800
------------------------
patt (4874)
Patricia Thomas
412 E Spruce St
Mount Vernon, WA  98273-2952
3603362364
------------------------
dwap (4877)
Peggy Watterson
PO box 99
Anacortes, WA  98221
3602935156
------------------------
hirsh (4878)
Rich Hirshberg
1948 1st Ave South
Seattle, WA  98134
2067845247
------------------------
pederson (4879)
Mark Pederson
1905 Beavermarsh Rd.
Mount Vernon, WA  98273
3604241969
------------------------
archer (4883)
Roland Lafleche
1213 S 2nd
Mount Vernon, WA  98273
3603369724
------------------------
regency1 (4884)
Regency 1st Construction
405 NW Gilman Blvd.
Issaquah, WA  98027
------------------------
collinge (4886)
Maggie Collinge
PO Box 429
LaConner, WA  98257
3604663431
------------------------
jedson (4887)
Jack Edson
790 Shelter Bay Dr
La Conner, WA  98257
3604664722
------------------------
jrwh (4890)
No Data Available
------------------------
carr (4891)
Juanita Carr
1103 29th St #306
Anacortes, WA  98221
3602938769
------------------------
otis (4892)
Shelly Hanson
1774 Montpiliar Pl.
Mount Vernon, WA  98274
3604166846
------------------------
yuichi (4898)
Yuichi Shoda
16727 32nd Ave NE
Lake Forest Park, WA
206-543-23
------------------------
puffett (4900)
Bettijeanne Puffett
4115 Seneca DR
Mount Vernon, WA  98273
3604280229
------------------------
thomasjs (4902)
Sandra Thomas
845 Burlingame RD
Mount Vernon, WA  98274
3604285641
------------------------
conw (4903)
No Data Available
------------------------
hondo (4906)
Patty Kreiger
1706 East Hazel Ave
Burlington, WA  98233
3607577479
------------------------
marc (4909)
Marc Montes
P.O. Box 577
Conway, WA  98238
3604286048
------------------------
ms2456 (4910)
Mark Spinks
10831 133th Ct NE #G208
Kirkland, WA  98033
4258287881
------------------------
j1t (4911)
Jerry Cook
320 East Moore St.
Sedro Woolley, WA  98284
3608550720
------------------------
janadave (4912)
David Brown
468 Deer Lane
Anacortes, WA  98221
2934935
------------------------
rensley (4919)
Ruth Ensley
intek acct, unknown
Burlington, WA  98233
7572923
------------------------
coble (4921)
Marty Coble
5312 Parkridge Pl.
Sedro Wooley, WA  98284
3607247230
------------------------
sarap (4923)
Sara Pritchard
39474 Capehorn Rd.
Concrete, WA  98237
3608264219
------------------------
jfree (4925)
No Data Available
------------------------
kenm (4926)
Ken Markel
1902 24th St
Anacortes, WA  98221
2937267
------------------------
skaplita (4936)
Stan Kaplita
4631 148th Ave Apt QQ-201
Bellevue, WA  98007
4258859107
------------------------
theo (4937)
Lois Theodoratus
37921 HWY 20
Concrete, WA  98237
3608263635
------------------------
riedel (4938)
Wes Riedel
17748 Highway 20 West
Burlington, WA  98233
3607571757
------------------------
jwc (4939)
John W. Campbell
1302 28th Street
Anacortes, WA  98221
3602931176
------------------------
brayle (4940)
Brian Enden
901 N. Forest St. Apt 103
Bellingham, WA  98225
3604244812
------------------------
thorsch (4941)
Tim Horsch
290 SE 10th Circle
North Bend, WA  98045
4258317404
------------------------
pudetat (4946)
Wendy Goodman
16921 Nilson Rd
Mount Vernon, WA  98273
3607573200
------------------------
scandia (4951)
Vernon R Hammer
715 Uplands Dr
Mount Vernon, WA  98273
4160985
------------------------
drbruceb (4952)
Dr Bruce Berkowski
PO Box 2090
Mount Vernon, WA  98273
3604226233
------------------------
tfhal (4959)
Therese Haley
23426 SE May Valley Rd
Issaquah, WA  98027
4254278577
------------------------
dboyes (4962)
Darrell Boyes
604 Summit Park Road
Anacortes, WA  98221
3602990509
------------------------
roxannh (4963)
Roxann Heffelfinger
466 Gibralter Place
Anacortes, WA  98221
2936583
------------------------
janet (4964)
Janet Quinn
16412 Fairway Drive
Burlington, WA  98233
3607576172
------------------------
beadman (4967)
Janet Smith
27195 Duffy Rd.
Sedro Woolley, WA  98284
3608562517
------------------------
mstapp (4969)
Mary McAdams Stapp
5062 Guemes Is. Rd.
Anacortes, WA  98221
3602936625
------------------------
jpb (4971)
Bobbi Peitersen
13604 129th Place NE
Kirkland, WA  98034
4258211893
------------------------
djinn77 (4974)
David Friedman
19928 Bothell Everett HWY #821
Bothell, WA  98012

4254835385
------------------------
lwood (4975)
LeAnn Wood
1217 18th St.
Anacortes, WA  98221
3602992150
------------------------
sjcorny (4976)
Jennifer Cornoyer
P.O. Box 2124
Mount Vernon, WA  98273
3604160243
------------------------
terrell (4980)
Will Terrell
3314 E. College Wy.
Mount Vernon, WA  98273
3604284298
------------------------
kaliban (4984)
Ivan Kaliban
4020 Peters Ln
Anacortes, WA  98221
3602934825
------------------------
jayb (4986)
Jay Blanton
,
------------------------
joann (4987)
No Data Available
------------------------
loki (4988)
Mark Pincush
currently moving
 ., .  .
3608549022
------------------------
crimmins (4989)
Michael Crimmins
14606 84th Ave NE
Bothell, WA  98011
4254882432
------------------------
icarias (4992)
Iris Carias
705 N 1st St. Apt. B
Mount Vernon, WA  98273
3603363915
------------------------
sanders (4995)
Jim Sanders
30379 South Skagit Highway.
Sedro Woolley, WA  98284
3608264148
------------------------
mromelli (4998)
Mark Romelli
1508-B Burrows Court
Anacortes, WA  98221
3602999654
------------------------
jmerryk (4999)
Jolyn Krahn
1878 Travis Ln
Burlington, WA  98233
3607571169
------------------------
howlett (5003)
Steve Howlett
1530 William Way, Apt. 201
Mount Vernon, WA  98273
3604246285
------------------------
nielson (5004)
Sharon Nielson
36651 State Rt-20
Sedro-Woolley, WA  98284
3608263555
------------------------
mme3 (5005)
Margret Estes
42149 Cedar St.
Sedro Woolley, WA  98284
3608264307
------------------------
skoegel (5006)
Sue Koegel
3701 W. 3rd St.
Anacortes, WA  98221
3602934308
------------------------
behappy (5007)
John Grossglass
11242 Smokehouse Rd
La Conner, WA  98257
3604662155
------------------------
gkm (5008)
Gavin Mobraten
303 Marcella Lane
Sedro Wooley, WA  98284
3608565308
------------------------
itsofar (5011)
Allene Lizotte
37331 Cape Horn Road
Sedro Wooley, WA  98284
3608263095
------------------------
dino (5012)
dinos showroom
see dinos showroom billable
Seattle, WA  98-
2062829228
------------------------
carl (5013)
Carl Lundstrom
700 Quinnat Drive
Burlington, WA  98233
3607577570
------------------------
btw (5014)
Dennis Glatting
18607 NE 57th St.
Redmond, WA  98052
Cell4257858586
------------------------
cougbrad (5019)
Wayne Bradford
234 Puyallup Place
La Conner, WA  98257
3604665036
------------------------
dutchtrt (5023)
Ria Stroosma
17787 West Big Lake Blvd.
Mount Vernon, WA  98274
3604225466
------------------------
soler (5025)
Anne Soler
19469 County Line Rd.
Stanwood, WA  98292
3604454214
------------------------
devries (5027)
Denelle Devries
1948 Francis Rd.
PO BOX 98
Mount Vernon, WA  98273
3604249632
------------------------
tabby (5032)
Batya Harlow
1025 E Kincaid St
Mount Vernon, WA  98274
3603361906
------------------------
mtrader (5034)
Michael Pitman
517 NE 195th
Shorline, WA  98155
2063620226
------------------------
gillmato (5035)
Tom Gillespie
105 N. 39th Place
Mount Vernon, WA  98273
3604284062
------------------------
tlc77 (5036)
Lyle Tiberghien
7477 Thistle Ln
Anacortes, WA  98221
3602939057
------------------------
balanced (5038)
Balnced Power
12404 460th Ave. SouthEast
North Bend, WA  98045
4258315052
------------------------
jirwin (5040)
Jack and Judy Irwin
4904 Heather Dr.
Anacortes, WA  98221
3602935074
------------------------
finnlux (5041)
Jeffery S. Parris
2111 E. John St.
Apt. 301
Seattle, WA  98112
2063224624
------------------------
kab (5042)
Ken Baber
1911 E Division Suite C
Mount Vernon, WA  98273
3604244455
------------------------
sue (5043)
Sue Stubben
16886 Hall Place
Mount Vernon, WA  98273
3604249007
------------------------
yolem (5046)
Brian Seman
443 Deer Ln.
Anacortes, WA  98221
3602935774
------------------------
dwolf (5047)
Donald Allen Wolf
1898 Cascade Ridge Ct.
Mount Vernon, WA  98274
3604287652
------------------------
tedes (5049)
Terry Sentinella
4431 Glasgow Way
Anacortes, WA  98233
3602936244
------------------------
mrussell (5052)
Mike Russell
23062 Ida Lane
Sedro Woolley, WA  98284
3608565297
------------------------
schmitzs (5054)
Shawneen Schmitz
1701 S 15th St.
Mount Vernon, WA  98274
3604244052
------------------------
becky (5055)
Becky Anderson
2280 Alger Cain Lake Road
Sedro Woolley, WA  98284
3607277021
------------------------
jillhank (5061)

Jill Foreman
17593 Blodgett Rd
Mount Vernon, WA  98274
3604287704
------------------------
jra (5062)
Mike Aiken
P.O. Box 84
LaConner, WA  98257-0084
3604667436
------------------------
ask (5063)
Sydney Olausen
4003 Peters Ln
Anacortes, WA  98221
3602936803
------------------------
barb (5065)
Barb Holmkvist
396 colony Mt Drive
Bow, WA  98232
3607666405
------------------------
eldubb (5066)
Charles Wirta
3631 Hwy 20
Concrete, WA  98237
3608265092
------------------------
suder (5072)
Gary O Suderman
216 Moore Street
Sedro Woolley, WA  98284
------------------------
burrows (5074)
Kevin and Mary McGoffin
268 Burrows Ln.
Sedro Woolley, WA  98284
3608565986
------------------------
bughi (5076)
No Data Available
------------------------
sunset (5080)
Peter Donovan
663 Sunset Park Dr.
Sedro Woolley, WA  98284
3608549090
------------------------
colby (5081)
Judy Colby
P.O. Box 712
La Conner, WA  98257
3604665094
------------------------
pbr (5082)
Peter Rothenberg
4030 356 Drive SE
Fall City, WA  98024
4252226350
------------------------
francyci (5105)
Chris Francy
1674 Harrington Rd.
Bow, WA  98232
3607246721
------------------------
stevec (5106)
No Data Available
------------------------
katwood (5107)
Karen Atwood
820 33rd St
anacortes, WA  98221
3602938486
------------------------
bamonte (5108)
John Bamonte
1811 Copper Pond Place
Anacortes, WA  98221
3602931103
------------------------
sajude (5109)
Debbie Wirta
2010 Sandlewood St
#b
Mount Vernon, WA  98273
3604244568
------------------------
delilama (5110)
Bob Shapiro
1505 Allen Rd.
Bow, WA  98232
3607574212
------------------------
kreager (5111)
Tad Kreager
1287 A. Sunset Road
Bow, WA  98232
3607668002
------------------------
barney (5112)
Linda Barnes - L&T Canvas
P.O. Box 101
La Conner, WA  98257
3604663295
------------------------
jonasen (5114)
Tracy Jonasen
206 Edith Point Road
Anacortes, WA  98221
3602934226
------------------------
tri (5115)
Jerry Clark Owens
21990 Bulson RD
Mount Vernon, WA  98274
3603362912
------------------------
mellott (5120)
Judy Mellott
1785 Kand Rd
Mount Vernon, WA  98273
3604246685
------------------------
pdc (5121)
No Data Available
------------------------
gallery (5123)
John Olwin
1211 12th St.
Anacortes, WA  98221
3602932420
------------------------
gbrugman (5126)
Gail Brugman
924 1/2 E Washington St
Burlington, WA  98233
3607551229
------------------------
hazen2 (5138)
No Data Available
------------------------
pduerend (5141)
Peter Van Duerendenhollander
3901 W 6th St.
Anacortes, WA  98221
3605881014
------------------------
jlc (5142)
Janet Cole
20620 Rocky Ridge Ln.
Sedro Woolley, WA  98284
3608564261
------------------------
briank (5146)
Brian Kelly
1448 Austin Place
Anacortes, WA  98221
3602999865
------------------------
akkpmk (5147)
Amanda Kelly
see briank acct
Anacortes, WA  98221
see briank
------------------------
johanson (5148)
Peter Johanson
34120 N Shore Dr.
Mount Vernon, WA  98274
3604228526
------------------------
mickeyw (5149)
Larry Works
5103 Heather Drive
Anacortes, WA  98221
3602996628
------------------------
cleve (5152)
Cleve Chase
3210 Division Street
Mount Vernon, WA  98273
3604249577
------------------------
nwdraft (5153)
Dan Cummings
521 Popler Ln
Mount Vernon, WA  98273
3604244559
------------------------
phend (5166)
Penny Henderson
40 Alger Cane Lake Rd.
Sedro Wooley, WA  98284
3607244523
------------------------
ginam (5167)
Gina Morrow
4805 Harbor View Pl.
Anacortes, WA  98221
3602998720
------------------------
lohuis (5168)
Dorthy Lohuis
567 Klamath Dr.
La Conner, WA  98257
3604663193
------------------------
berlin (5172)
Linda Berlin
1213 17th Street
Anacortes, WA  98221
3602998152
------------------------
linga (5173)
Michel Dheunissem
4297 148th AVE NE #L206
Bellevue, WA  98007
4258852459
------------------------
bebo (5174)
Paul Thomas
PO Box 55
Carnation, WA  98014
4252225086
------------------------
mariadk (5176)
No Data Available
------------------------
raydar (5184)
Darrin Mobraten
1203 East Gilkey Road
Burlington, WA  98233
3607572597
------------------------
brooks (5188)
Dave Brookings
1514 S 11th St
Mount Vernon, WA  98273
3603363114
------------------------
mswahl (5189)
Mike Wahl
2009 Woodbridge Ave.
Mount Vernon, WA  98273
3604241982

------------------------
greeny (5192)
Janet Greeny
25131 NE 52nd Pl.
Redmond, WA  98053
4258362872
------------------------
lcj (5194)
No Data Available
------------------------
jandj (5195)
James and Janie Palmer
1300 Stierlen Pl.
Burlington, WA  98233
3607552294
------------------------
bford (5196)
Christina Ford
4305 E AVE
Anacortes, WA  98221
3602936551
------------------------
kmhayes (5197)
Martha Hayes
2611 B Ave
Anacortes, WA  98221
3602935348
------------------------
chuckt (5199)
Charles Thomas
2310 J Ave
Anacortes, 98221  WA
3602938268
------------------------
ketch (5200)
No Data Available
------------------------
motox (5201)
Joe Russell
3674 B. Hwy. 20
Concrete, WA  98237
3608263413
------------------------
emerson2 (5203)
Myrna Emerson
1420 Sharpe Rd.
Anacortes, WA  98221
3602937180
------------------------
swpaint (5209)
Steven Wahlquist
109 S. 9th ST.
Mount Vernon, WA  98273
3603362726
------------------------
peghans (5211)
Peggy Hansen
2416 N. 25th Pl.
Mount Vernon, WA  98273
3604246910
------------------------
mainwa (5212)
Mary Clemens
228 S. 27th St.
Mount Vernon, WA  98274
3604240375
------------------------
reed (5215)
Larry Reed
14563 Dogwood LN
Mount Vernon, WA  98273-9768
3604246238
------------------------
matt (5217)
Mike Dynes
20140 Hillvue St
Burlington, WA  98233
3607578023
------------------------
clarkie (5221)
Catherine Clark Smith
2010A Sandalwood St.
Mount Vernon, WA  98273
3604280260
------------------------
ianb (5222)
Ian Bannerman
PO Box 726
Anacortes, WA  98221
3602939411
------------------------
flrconct (5223)
Jerry Zwiers
902 Commercial St
Anacortes, WA  98221-4180
------------------------
custemb (5226)
Dave Needham
PO Box 1670
LaConner, WA  98257
3604665101
------------------------
dconrad (5232)
Don Conrad
2005 Shady Lane
Mount Vernon, WA  98274
3607660305
------------------------
nib (5233)
Mary Lou Bowlin
700 28th St.
Anacortes, WA  98221
------------------------
reisner (5234)
Eric Reisner
614 N. Waugh Rd.
Mount Vernon, WA  98273
3608481511
------------------------
mommaswy (5235)
Arnold Fipps
29028 Bacus Rd
Sedro Wooley, WA  98284
3608566805
------------------------
abc (5237)
No Data Available
------------------------
kiku (5240)
Glen Peterson
2125 Cascade AVE
Mount Vernon, WA  98273
3604244502
------------------------
trex (5241)
Aaron Rex
26455 Burmaster Rd
Sedro Wooley, WA  98284
3608560629
------------------------
jclark (5242)
Judy Clark
2021 234th Pl SE
Bothell, WA  98021
4254855122
------------------------
merril (5244)
Swinomish Tribal Administration
PO Box 817
LaConner, WA  98257
3604661307
------------------------
mbh (5246)
No Data Available
------------------------
cerovmj (5248)
Mike Cerovac
2419 31st ST
Anacortes, WA  98221
3602938649
------------------------
nvrhome (5249)
Shelly or Robert Johnston
9348 Reservation Lane
La Conner, WA  98257
3604664956
------------------------
lheckert (5253)
Tish Heckert
1010 South 16th #2
Mount Vernon, WA  98273
3604280336
------------------------
mbruun (5261)
Mary Bruun
830 Greenstreet Blvd.
Sedro Woolley, 98284  WA
3608549277
------------------------
kpwhite (5262)
Patricia White
PO Box 1324
1614 37th st
Anacortes, WA  98221
3602936740
------------------------
jackg (5264)
No Data Available
------------------------
designs (5265)
Adventure Web Promot Loftis
P.O. Box 5042
Lynnwood, WA  98046
3602933454
------------------------
vanequip (5267)
R. C. Henneman
1015 6th St. #101
Anacortes, WA  98221
3602990589
------------------------
donb (5269)
G. Don Bowmann
2404 Carpenter
Mount Vernon, WA  98274
3604248593
------------------------
scotth (5275)
Scott Hanson
5242 California AVE SW
Seattle, WA  98136
2069357700
------------------------
kevin11 (5277)
Holger Kerr
3601 W 6th St.
Anacortes, WA  98221
------------------------
ncwc13 (5280)
Robert Pringle
125 N 18th St.
Mount Vernon, WA  98273
3604283068
------------------------
kreisde (5281)
Dave Kreisel
228 North Reed Street.
Sedro Woolley, WA  98284
3608565023
------------------------
halbrich (5283)
No Data Available
------------------------
theark (5287)
Stacey Rohweder
7777 Russell Road
Concrete, WA  98237
3608263965
------------------------
aspik (5288)
Arnie Kjarstad
2040 S Wall St
Mount Vernon, WA  98273
3604243591
------------------------
jeff (5293)
Jeff Huffstetler
1330 Crystal LN
Burlington, WA  98233
3607574228
------------------------
heeringa (5294)
Tena Heeringa
6358 A Seashell St.
Anacortes, WA  98221
3602934474
------------------------
mikeys37 (5300)
Mike Harrison
PO Box 423
Concrete, WA  98237
3608263297
------------------------
andyo (5306)
Andy Osarczuk
P.O. Box 25314
Seattle, WA  98125
------------------------
jaitken (5307)
Jim Aitken
flex-plan.com domain account
 ., .  .
------------------------
stan (5308)
Stan Aitken
 .
 ., .  .
------------------------
cal (5309)
No Data Available
------------------------
hlee (5312)
Heidi Lee
 .
 ., .  .
3607664026
------------------------
cpage (5314)
No Data Available
------------------------
woodard (5315)
Margaret Woodard
1229 Rollins Rd
Mount Vernon, WA  98273
3604453601
------------------------
bassangb (5316)
Gurdev Bassan
1102 29th St #11
Anacortes, WA  98221
3602937592
------------------------
dallys (5317)
Gloria Hulst
300 Willow Ln.
Mt. Vernon
Wa, 98273  asdf
asdf
------------------------
dharpham (5321)
Darlene Harpham-Tegethoff
2210 hwy 99 S #18
Mount Vernon, WA  98273
3604241236
------------------------
bre (5322)
Michael Brewster
39750 SE Spruce St.
Snoqualmie, WA  98065
4258315048
------------------------
kojin (5327)
Koji Nishihara
15834 Southeast 10th Street
Bellevue, WA  98008
4256432634
------------------------
aandlw (5328)
Aaron Winningham
929 Vera Ct.
Mount Vernon, WA  98273
3603363407
------------------------
duke (5329)
Lisa Robison
106 Hawthorne St.
Burlington, WA  98233
3607559786
------------------------
jsmith (5330)
Jaime Smith
PO Box 671
La Conner, WA  98257
3604663198
------------------------
upnorth (5331)
Barton Evans and Eli Evans
1710 28th Street
Anacortes, WA  98221
3602937844
------------------------
rainvill (5332)
Ross Rainville
13606 Northeast 20th Suite #305
Bellevue, WA  98005
4258699072
------------------------
garyw (5334)
No Data Available
------------------------
lintza (5337)
Amanda Lintz
705 W Jones RD
Sedro Wooley, WA  98284
3608561385
------------------------
pierretc (5338)
Pierrette Caron
9916 129th Pl. NE
Kirkland, WA  98033
------------------------
rpowell (5345)
Robert Powell
12330 Rainier Drive
Burlington, WA  98233-2793
3607572037
------------------------
well (5346)
Michael Welling
1260 Bay Hill Dr.
Burlington, WA  98233
3607578582
------------------------
humbles (5347)
Erica Nepsund
1219 31st St
anacortes, WA  98221
3602935957
------------------------
theguys (5349)
Andrew Guy
416 Wheeler
Seattle, WA  98109
2062852010
------------------------
lhlarsen (5350)
Larry Larsen
48372 Yeager Rd.
Concrete, WA  98237
3608539013
------------------------
donkav (5351)
Don Kavanaugh
P.O. Box 1086
La Conner, WA  98257
3604664251
------------------------
wbh (5352)
Will Haney
3407 West 3rd Street
Anacortes, WA  98221
3602936088
------------------------
shamrock (5354)
Bob Hill
1210 Classic Pl
Burlington, WA  98233
3607572838
------------------------
figments (5355)
Midge Gold
2309 Westwood DR
Anacortes, WA  98221
3602998518
------------------------
westward (5356)
Lorri Simpson - Westward
1902 9th Street
Anacortes, WA  98221
3609293131
------------------------
ellestad (5357)
Lorna Ellestad - Duc Unlimited
1417 Aven Allen Rd.
Mount Vernon, WA  98273
3604244155
------------------------
weasl (5358)
Luke Whiteside
300 South Laventure Road  #73
Mount Vernon, WA  98274
3608481219
------------------------
kathleen (5361)
Kathleen Abhold
2325 Martin Road
Mount Vernon, WA  98273
3604281876
------------------------
hooker (5366)
Jeff Hooker
23325 NE 15th St.
Redmond, WA  98053
4258683803
------------------------
jtec (5368)
John Schwartz
P.O. Box 73
4656 - 86th Ave. SE.
Mercer Island, WA  98040
2062329987
------------------------
calico (5369)
Calico Creations - C Metcalf
400 South 1st Street
Mount Vernon, WA  98273
3603363241
------------------------
kaaland (5370)
Wonona Kaaland
P.O. Box 533
Hamilton, WA  98225
3608264344
------------------------
sound (5372)
Sound Publishing - L Babcock
740 Hwy 20 W
burlington, WA  98233
3607572810
------------------------
dehanson (5375)
Erin Hanson
307 Ball St
Sedro Woolley, WA  98284
3608552183
------------------------
lmeacham (5376)
Laurie Meacham
5020 S. 182nd
Sea Tac, WA  98188
------------------------
malcolma (5377)
Malcolm A Lorente
3820 West 4th St
Anacortes, WA  98221
3602936579
------------------------
united (5379)
Rebecca Batchelor
P.O. Box 1136
Anacortes, WA  98221
3602938910
------------------------
garym (5381)
Gary Moberg
903a Crestview Ln
Mount Vernon, WA  98273
3604288572
------------------------
leaflof (5382)
Jeff Lofgren
1310 28th St
Anacortes, WA  98221
3602937884
------------------------
lewisb (5383)
Lewis Bogan
710 N 21st St
Mount Vernon, WA  98273
3604284173
------------------------
poppy (5387)
Pauline Barron
24003 Martin Rd.
Sedro Woolley, WA  98284
3607559094
------------------------
m7music (5388)
Lance Libby
5432 Chuckanut Drive
Bow, WA  98232-9211
3607666759
------------------------
benne (5390)
John Bennett
17744 Northeast 108th Way
Redmond, WA  98052
4258679467
------------------------
eve (5395)
Evelyn Lentz
PO Box 231
Mount Vernon, WA  98273
3604665353
------------------------
sni (5396)
Mikal Norman
PO Box 638
Kirkland, WA  98083
4258276200
------------------------
cam (5401)
Darryl Curtis
9546 Collins Rd.
Sedro Woolley, WA  98284
3608560575
------------------------
vonda (5403)
Vonda Hanson
22269 Grip Road
Sedro Woolley, WA  98284
3608560133
------------------------
tinkerer (5404)
David Fichtner
323 Huddle Rd.
Sedro Woolley, WA  98284
3608561636
------------------------
prater (5405)
Jeff Prater
P.O. Box 422
Hamilton, WA  98255
3608263905
------------------------
tom (5410)
Tom Moser
12336 Bartle Street
Clear Lake, WA  98235
3608566760
------------------------
bjewett (5414)
Betty Jewett
2610 E Section #38
Mount Vernon, WA  98273
3604243468
------------------------
loomis (5416)
Mike Loomis
17711 Blodgett Road
Mount Vernon, WA  98274
3604282916
------------------------
empete (5418)
Evelyn Petersen
6704 Beach Drive Southwest
Seattle, WA  98136
2069381124
------------------------
msarver (5419)
No Data Available
------------------------
cmkjmg (5420)
Carrie M Kovacevich
16316 26th Ave NE
Seattle, WA  98155
2063676962
------------------------
knosk (5421)
Karen Knoshaug
1003 South 16th Street
Mount Vernon, WA  98274
3604240757
------------------------
minder (5423)
No Data Available
------------------------
twohy (5424)
No Data Available
------------------------
beverly (5425)
No Data Available
------------------------
rollnrnd (5427)
Majorie Plewinski
934 S. Burlington Blvd.
PMB  #149
Burlington, WA  98233
3608565793
------------------------
stoupa (5429)
Rick Stoupa
16451 5th Tee Ln
Burlington, WA  98233
3607572851
------------------------
brink (5431)
No Data Available
------------------------
jurisco (5433)
John Hanley
PO Box 53265
Bellevue, WA  98015
4255589373
------------------------
arendse3 (5436)
Margaret Arendse
9611 216th PL SW
Edmonds, WA  98020
2067784744
------------------------
mattr (5438)
Matt Ridge
79 Alger Cain Lake Rd
Sedro Woolley, WA  98284
3607243198
------------------------
publish (5444)
Sound Publishing acc billable
 .
 ., .  .
------------------------
dross (5445)
No Data Available
------------------------
lmontes (5449)
Lou Montes
2819 80th Ave SE
Mercer Island, WA  98040
4255629093
------------------------
bigtoe (5453)
Cheryl Redden
319 South 20th ST., Apt. 2
Mount Vernon, WA  98273
3604166896
------------------------
rforbes (5455)
Rob Forbes
529 South Norris Appartment D
Burlington, WA  98233
3607574372
------------------------
aforbes (5456)
Kara Forbes
20074 Hillvue St.
Burlington, WA  98233
3607576319
------------------------
stalsbro (5458)
Dave Stalsbroten
1917 39th Street
Anacortes, WA  98221
3602939851
------------------------
bgjoy (5459)
Beverly Joy
17173 Blodgett RD
Mount Vernon, WA  98274
3604241744
------------------------
clarsen (5462)
No Data Available
------------------------
ddwylie (5463)
Darlene Wylie
2198A Wylie Rd.
Mount Vernon, WA  98273
3604455112
------------------------
surgman (5466)
Fred Renco
PO Box 1334
La Conner, WA  98257
3604663237
------------------------
thor (5468)
Jeff Morris
5512 Doon Way
Anacortes, WA  98221
3602936910
------------------------
natalie (5470)
Natalie Lessinger
16984 Wood Rd.
Bow, WA  98232
3607243711
------------------------
pyrid (5471)
Mike Chang
12450 NE 130th CT., #F301

Kirkland, WA  98034
4258205837
------------------------
plug (5477)
Doug Dagostino
1219 Bradley Ct
Burlington, WA  98233
3607574883
------------------------
rlundin (5478)
Robert A Lundin
34096 Hamilton Cemetary Road
Sedro Woolley, WA  98284
3608266115
------------------------
a1lin (5482)
Lin Home
17202 NE 85th Pl #g213
Redmond, WA  98052
425 8838523
------------------------
jaro (5484)
Johan Aromaki
428 South Shore RD
Anacortes, WA  98221
3602830373
------------------------
lynnd (5487)
Lynn DeWeese
10395 Samish Island Rd.
Bow, WA  98232
3607664326
------------------------
ledwards (5488)
Louise Edwards
P.O. Box 2088
Mount Vernon, WA  98273
3604246464
------------------------
ettabert (5491)
Walter B Mills
20070 Park Ridge Lane
Sedro Woolley, WA  98284
3607244910
------------------------
squirt (5494)
Tina Cossel
PO Box 1553
Anacortes, WA  98221
360 2998224
------------------------
mstexas (5497)
Tiffany Campbell
2914 Holly Dale Acres Ln
Mount Vernon, WA  98273
3604280935
------------------------
nancee (5499)
Nancee Williams
14022 MAC Taggart Ave
Edison, WA  98232
3607666345
------------------------
rjm (5501)
Jean McCracken
5777 Guemes Island Road
Anacortes, WA  98221
3602999225
------------------------
dale (5503)
Dale Ragan
219 Warren St
1515 Freeway DR
Mountt Vernon  , WA  98273
3603365162
------------------------
sorensen (5507)
Louise Sorensen
7326 N Wilde Rd Spc 4
Concrete, WA  98237
3608265705
------------------------
cmg (5508)
Christy Gallatin
1014 11th St
Anacortes, WA  98221
3602935901
------------------------
tcody (5509)
Thomas Cody
2802 E. Madison Ste. 195
Seattle, WA  98112
2063286579
------------------------
hitch (5510)
Mark Hitchcock
9620 Samish Island Road
Bow, WA  98232
3607666500
------------------------
wack (5511)
Mike Vanderhelm
3616 Trumpeter PL
Mount Vernon, WA  98273
3608480714
------------------------
snissley (5512)
Steve Nissley
1914 Sandalwood St.
Mount Vernon, WA  98273
3604282892
------------------------
kho (5514)
Andy Ho
5921 28th Ave S.
Seattle, WA  98108
2067231409
------------------------
tammyo (5516)
No Data Available
------------------------
djj (5518)
Donald Jarvis
14906 SE 47th Pl
Bellevue, WA  98006
4256431123
------------------------
cats (5519)
No Data Available
------------------------
tsmiller (5520)
Shawn Miller
2410 Sigmar Lane #100
Mount Vernon, WA  98273
3604247795
------------------------
farmer (5524)
No Data Available
------------------------
cobb (5525)
Steven Cobb
308 S. Gardner Rd
Burlington, WA  98233
3607572250
------------------------
lizt (5526)
Liz Torrence
PO Box 68
Anacortes, WA  98221
3602936921
------------------------
lowery (5528)
Carol Luther
1608 S 15th
Mount Vernon, WA  98273
3604280946
------------------------
freebird (5530)
Poline Tarabochia
4746 Hobson Road
Bow, WA  98232
3607667702
------------------------
bash (5531)
Kim Bashor
1116 Whistle Lake Rd
Anacortes, WA  98221
3602933563
------------------------
swaps (5535)
Sheri Queen
816 Murdock Street
Sedro Woolley, WA  98284
3608550341
------------------------
summerr (5536)
Summersun Retail
4100 E College Way
Mt. Vernon, WA  98273
3604241663
------------------------
penache (5540)
Pavelica Enache
7029 152nd Pl.
Bothell, WA  98011
4254020576
------------------------
lengel (5541)
Doug Lengel
18105 27th Dr SE
Bothell, WA  98012
4254858324
------------------------
bfoulds (5542)
Bill Foulds
PO Box 553
Burlington, WA  98233
3607244024
------------------------
ando (5544)
No Data Available
------------------------
joand (5545)
Joan Davis
2411 Skyline Way
Anacortes, WA  98221
3602990760
------------------------
nickiem (5548)
No Data Available
------------------------
klddatk (5549)
Lisa Atkinson
650 Poplar Pl.
Burlington, WA  98233
3607572003
------------------------
koetke (5550)
Dale Koetke
4123 211th Court NorthEast
Redmond, WA  98052
4258989346
------------------------
jeprovo (5551)
Joan Provo
2412 E Kincaid ST
Mount Vernon, WA  98274
3604246905
------------------------
ckrub (5552)
Casey Krub
106 Northwest 62nd ST
Seattle, WA  98107
2067846870
------------------------
garyc (5553)
No Data Available
------------------------
davep (5554)
No Data Available
------------------------
begerex (5556)
Rex Elliott
414 West Victoria Ave
Burlington, WA  98233-1079

3607577044
------------------------
genep (5557)
Gene Phillips
16450 5th Tee Lane
Burlington, WA  98233
3607574422
------------------------
rip (5559)
Dale DeCino
15489 Bow Hill RD
Bow, WA  98232
3607666872
------------------------
lpcorgan (5562)
Lloyd Corgan
1615 30th AVE
Seattle, WA  98122
2063242207
------------------------
jeitr (5563)
Judy Eitreim
14472 West Bow Hill Road
Bow, WA  98232
3607666128
------------------------
doreenp (5564)
No Data Available
------------------------
jburkitt (5568)
Janet Burkitt
2110 NE 65th st #2
Seattle, WA  98115
2066342796
------------------------
jdonovan (5569)
Jim Donovan
409 S. Anacortes St.
Burlington, WA  98233
3607559137
------------------------
marsysnw (5570)
Anthony Wyatt
612 N Dunlap Street Suite B
PO Box 162
La Conner, WA 98257
------------------------
nni (5571)
Norm Nelson
605 Avon
PO Box 444
Burlington, WA  98233
------------------------
mindsai2 (5572)
mindsai temp account
same as mindsai
SEattle, WA  9xxxxx
------------------------
chrish (5579)
Dona Hanks
707 - 41st Pl
Anacortes, WA  98221
3602937937
------------------------
dwg (5582)
David Gobschmit
21192 Starbord Creek Ln.
Mount Vernon, WA  98274
3604454816
------------------------
wrzwaldo (5583)
Kevin Osborne
22929 Apple Lane
Sedro Woolley, WA  98284-9302
3607086088
------------------------
lodge (5585)
Sandra Dunlap
PO Box 573
La Conner, WA  98257-0573
3604663101
------------------------
mmonda (5586)
Mike Monda
17407 145th Place NE
Woodinville, WA  98072
4254866799
------------------------
ohern (5589)
Dennis OHern
1103 Finch St
Mount Vernon, WA  98273
3607578457
------------------------
burrells (5590)
Suzanne Burrell
2311 Hickory DR
Anacortes, WA  98221
3602931363
------------------------
jstlkn (5594)
Sheri Queen
733 John Liner RD.
Sedro Woolley, WA  98284
3608560960
------------------------
fosborne (5596)
Frank Osborne
2812 NE 183rd ST
Lake Forest Park, WA  98155
------------------------
lpenward (5597)
Linda Penwarden
2812 NE 183rd St.
Lake Forest Park, WA  98155
------------------------
simpatic (5602)
Gordon Jones
PO Box 63
Anacortes, WA  98221
360 293 7698
------------------------
garnec (5603)
No Data Available
------------------------
momcook (5606)
Rose Marie Cook
388 Shelter Bay Dr.
LaConner, WA  98257
3604665154
------------------------
sparc7 (5609)
Joyce Mehlum
P.O. Box 626
Burlington, WA  98233
3604167570
------------------------
sparc1 (5611)
Joyce Mehlum
P.O. Box 626
Burlington, WA  98233
3604167570
------------------------
sparc1a (5612)
Joyce Mehlum
P.O. Box 626
Burlington, WA  98233
3604167570
------------------------
sparc0 (5613)
Joyce Mehlum
P.O. Box 626
Burlington, WA  98233
3604167570
------------------------
sparc1b (5614)
Joyce Mehlum
P.O. Box 626
Burlington, WA  98233
3064167570
------------------------
dktbrown (5616)
Theresa Brown
18961 West Biglake Blvd
Mount Vernon, WA  98274
3604227201
------------------------
satterlj (5617)
John Satterly
3915 Copper Pond
Anacortes, WA  98221
3602993471
------------------------
worthit (5620)
Dan Hewit
1317 Alpine Dr.
Mount Vernon, WA  98274
3604284758
------------------------
rhorton (5621)
Ron Horton
1750 Maple Lane
La Conner, WA  98257
3604669266
------------------------
gopalra (5623)
John Andrews
407 S 10th St.
Mount Vernon, WA  98274
3603368734
------------------------
a1es (5625)
Karen Youngblood
P.O. Box 1855
Snoqualmie, WA  98065
4258884353
------------------------
wybright (5626)
Michael Weybright
1517 NE 63rd St.
Seattle, WA  98115
2065221208
------------------------
schoebel (5629)
Klaus Schoebel
3608 West 3rd
Anacortes, WA  98221-1213
3602935367
------------------------
dbeckman (5630)
Darla Beckman
1577a Yokeko Dr
Anacortes, WA  98221
3602933822
------------------------
artnsue (5632)
Art Neumarkel
1806 Highland Dr
Anacortes, WA  98221
3602933079
------------------------
wixson (5633)
Lanney Wixson
1625 S Burlington Blvd
Burlington, WA  98233
3607571700
------------------------
owned (5635)
Allen Richter
1706 Meadow Dr.
Mount Vernon, WA  98273
3604160335
------------------------
hank (5636)
Hank Powers
934 Greenleaf Ave.
Burlington, WA  98233-1925
3607550690
------------------------
lindberg (5637)
Nathan Lindberg
772 Padilla Heights Rd

Anacortes, WA  98221
3602936934
------------------------
kellyf (5640)
Kelly Ferguson
2541 Francis Rd.
Mount Vernon, WA  98273-8406
3604288168
------------------------
basker (5642)
No Data Available
------------------------
fortress (5643)
No Data Available
------------------------
pcn (5644)
Paula Anderson
13407 NE 119th Way
Redmond, WA  98052-2409
4258226951
------------------------
summer3 (5646)
No Data Available
------------------------
summer4 (5647)
No Data Available
------------------------
gofish (5648)
Mike Isaac
811 NE 9th St
North Bend, WA  98045
4258882696
------------------------
ashbach2 (5653)
Gaye Ashbach
6851 Carolina St.
Anacortes, WA  98221
3602934433
------------------------
samuel (5655)
Tim Hinman
2903 Iroquois Dr.
Mount Vernon, WA  98273
3604284604
------------------------
ralphgh (5657)
Ray Devries
16942 Calhoun Rd.
Mount Vernon, WA  98273
3604245398
------------------------
jpn (5660)
Jerry Nigro
2478 Helmick Ln
Sedro Woolley, WA  98284
3608565157
------------------------
keevind (5661)
Keevin Doster
General Delivery
Crestone, CO  81131
7192564057
------------------------
handel (5665)
Joan Handelmann
4908 Dundee Dr
Anacortes, WA  98221
3605889515
------------------------
reich (5666)
Mike Reichardt
417 2nd St.
Anacortes, WA  98221
3602937891
------------------------
taylor (5667)
Patty Taylor
2420 Vista Ln.
Anacortes, WA  98221
3602932291
------------------------
bert (5673)
Marv Danielson
909 Alderwood Lane
Sedro Woolley, WA  98284
3608566640
------------------------
vkttmart (5674)
Jeremy Stotler
17063 View Ave
Mount Vernon, WA  98274
3604283658
------------------------
willisc (5676)
Carla Willis
825 South 25th Street
Mount Vernon, WA  98274
3604248031
------------------------
sandy (5680)
Sandy Mitchell
1612 14th St.
Anacortes, WA  98221
3602938231
------------------------
will (5681)
Sandy Will
1108 16th Street
Anacortes, WA  98221
3602933129
------------------------
pelican (5682)
Ken Vandenheuvel
1024 East Blackburn Road #7
Mount Vernon, WA  98274
3608480709
------------------------
office (5683)
Beth Folkers
Quantum Construction Inc.
P.O. Box 998
Anacortes, WA  98221
3602930656
------------------------
jbaldwin (5688)
James Baldwin
4001 Broadview Drive
Anacortes, WA  98221
3602939691
------------------------
jsbanta (5691)
Jerry Banta
2209 Alison
Mount Vernon, WA  98273
3604246364
------------------------
anajls (5693)
No Data Available
------------------------
gvd (5697)
Gary Storme
2018 32nd St.
Anacortes, WA  98221
3602992383
------------------------
johnson (5698)
David Johnson
8697 Garden of Eden Rd.
Sedro Woolley, WA  98284
3608564881
------------------------
thammond (5701)
Jeffrey Hammond
7024 NE 155th Pl
Bothell, WA  98011
4254830913
------------------------
dneedham (5702)
Dave Needham
707 South Alder Street
Burlington, WA  98233
3607577789
------------------------
walkerc (5705)
Colin Walker
544 129th Ave SE
Bellevue, WA  98005
4254538463
------------------------
lucy (5706)
No Data Available
------------------------
blackd (5712)
Aaron Townsend
152 Heritage Pl. #145
Burlington, WA  98233
3607573427
------------------------
tugboat (5713)
Shirley Dessert
P.O. Box 906
La Conner, WA  98257
3604664158
------------------------
keala515 (5716)
Chris Schneider
17781 NE 90th St.  Appt L161
Redmond, WA  98052
4258958499
------------------------
craig (5718)
Craig Emery
1507 Meadowlark Lane
Mount Vernon, WA  98273-5656
3604284237
------------------------
valley (5723)
No Data Available
------------------------
drucilla (5724)
Drucilla Briggs
4412 Bryce Drive
Anacortes, WA  98221
3602936977
------------------------
timaanne (5725)
Tim Hofferth
6131 Parkside Drive
Anacortes, WA  98221
3602991418
------------------------
klep2 (5727)
Byron Klepper
9566 Glenwood Acres Road
Sedro Woolley, WA  98284
3608561268
------------------------
bjnwolf (5730)
Brian Newbaker
1004-B Commercial Ave.
Anacortes, WA  98221
3602938882
------------------------
cleave (5731)
Dave Cleave
307 S. 1st St. Suite C
Mount Vernon, WA  98273
3603369557
------------------------
beamer (5733)
Robert Skeels
14457 132 Ave NE
Kirkland, WA  98034
4258146263
------------------------
mugnos (5735)
No Data Available
------------------------
jem (5739)
Ed Mirabella
15407 SE 66th Pl.
Bellevue, WA  98006
4256439017
------------------------
bursrbrd (5743)
Nancy Juneby
1011 Greenleaf
Burlington, WA  98233
3607550102
------------------------
sunshine (5745)
Allison Machen
P.O. Box 777
LaConner, WA  98257
3604662258
------------------------
swinlib (5749)
Swinomish Library
PO Box 388
LaConner, WA  98257
3604667207
------------------------
wiemer (5751)
Keith Wiemerslage
22897 Cheryl Dr.
Sedro Woolley, WA  98284
3608564346
------------------------
eengel (5752)
Kathryn Brown
115 N 21st St.  #5
Mount Vernon, WA  98273
3604244320
------------------------
roncurry (5753)
Ron Curry
521 Sioux Dr
Mount Vernon, WA  98273
3604248015
------------------------
noke (5754)
Jon Jacobson
4004 Creek Place
Mount Vernon, WA  98273
3604245246
------------------------
sadonahu (5755)
Sheri Donahue
2204 Highland Dr.
Anacortes, WA  98221
3602930280
------------------------
tyler (5757)
Tyler Mullen
1008 Fidalgo ST
Sedro Woolley, WA  98284
3608550580
------------------------
kjoz (5758)
Karen Granger
44434 SE 142nd Place
North Bend, WA  98045
4258317707
------------------------
kromm3 (5759)
Pearl Dennis
8101 382nd Ave SE
Snoqualmie, WA  98065
4258884583
------------------------
fmoore (5761)
F. William Moore
18902 20th Ave. SE
Bothell, WA  98012
4254860135
------------------------
larryb (5764)
Larry Bogues
1005 Shuler Ave
Burlington, WA  98233
3607559243
------------------------
tamcopr (5765)
Tamera Wilson
616 4th Ave. W #205
Seattle, WA  98119
2069899977
------------------------
wallden (5766)
Brett Wallden
2414 Moody St.
Mount Vernon, WA  98274
3604248720
------------------------
jasonjh (5768)
Jason Holden
16687 Peterson Road
Burlington, WA  98233
3607577549
------------------------
plate (5769)
No Data Available
------------------------
craigs (5771)
Craig Swanson
none, WA  none
4252276170
------------------------
billie (5773)
Billie Colvin
804 C 29th Street
Anacortes, WA  98221
3602993714
------------------------
billw (5777)
Bill Wise
7640 Fruitdale Rd.
Sedro Woolley, WA  98284
3607667037
------------------------
mkp (5779)
Michael Pearsy
P.O. Box 1323
La Conner, WA  98257
3607665004
------------------------
smichael (5781)
Steve Michael
3047 Avalon Wy. SW
#301
Seattle, WA  98126
2069386111
------------------------
jeffs (5784)
Jeff Stuckey
1414 18th Street
Anacortes, WA  98221
3602931027
------------------------
obrien4 (5785)
No Data Available
------------------------
intrepid (5786)
Michelle Kristianson
P.O. Box 570
Burlington, WA  98233
3607572273
------------------------
dakota (5787)
No Data Available
------------------------
blub (5791)
Daniele Davies
5411 Kingsway
Anacortes, WA  98221
3602932447
------------------------
lormar (5793)
Mark Selvog
3018 Beaver Place
Sedro Woolley, WA  98284
3608550664
------------------------
ecoggins (5797)
Eileen coggins
2610 East Section St.
Trailer 86
Mount Vernon, WA  98274
3604247932
------------------------
varney (5800)
Corla Varney
305 S. 9th St.
Mount Vernon, WA  98273
3604199592
------------------------
edncon (5801)
Ed Bolt
1260 11th court sw
north bend, WA  98045
4258889489
------------------------
wtsa (5803)
Washington State Technology Student Association
314 North 9th
Mount Vernon, WA  98273
3604286100
------------------------
mrkj (5804)
Mark Harris
PO box 188
Lyman, WA  98263
3608263694
------------------------
bhandewi (5805)
Beth Handiwith
17815 Dunbar Road
Mount Vernon, WA  98273
3604243728
------------------------
janh (5808)
Jan Hartford
2208 31st St.
Anacortes, WA  98221
3602932405
------------------------
pgbowman (5809)
Philip Bowman
7740 Crest Drive NE
Seattle, WA  98115-5216
2065237015
------------------------
djcsthom (5811)
David Thompson
13959 Rector Rd.
Bow, WA  98232
3607571445
------------------------
ddavis (5812)
David Davis
1801 36th Street
Anacortes, WA  98221
3602939836
------------------------
jrboge (5813)
Rick Boge
1901 Ohio Ave
Anacortes, WA  98221
3602992692
------------------------
lkgray (5814)
Ken Gray
1318 East Hazel Street
Mount Vernon, WA  98274
3604246695
------------------------
trico (5815)
No Data Available
------------------------
nepokoj (5816)
Denek Weig
PO Box 1057
LaConner, WA  98257
3604662003
------------------------
thurdlow (5817)
Travis Hurdlow
2630 Club Court #102
Mount Vernon, WA  98273
3604287917

------------------------
manrprop (5819)
Manor Properties
486 Norris Pl.
Burlington, WA  98233
3607578867
------------------------
sarah (5820)
Sarah Crider
306 South 20th Street #3
Mount Vernon, WA  98273
3604243037
------------------------
kevin (5828)
Kevin Brockway
11734 38th ave NE
seattle, WA  98125
12063655943
------------------------
jerrys (5830)
Jerry Schaefer
4505 Camano Place
Anacortes, WA  98221
3602996686
------------------------
junior (5831)
Scott Keith
8236 Ershig Rd.
Bow, WA  98232
3607574738
------------------------
buchert (5833)
Dave Buchert
4738 Samish point road
Bow, WA  98232
3607665275
------------------------
tick (5835)
Braeden Shosa
1020 S. 18th St.
Mount Vernon, WA  98274
3604244082
------------------------
smerrill (5841)
Sharon Merrill
PO Box 845
Mount Vernon, WA  98273
3602934021
------------------------
deegeebe (5842)
Denny Blankenship
809 27th St.
Anacortes, WA  98221
3602939023
------------------------
cegastel (5845)
Carolyn Gastellum
1117 Pawnee Ln.
Mount Vernon, WA  98273
3604246383
------------------------
wadep (5846)
Wade Peterson
606 Lilac Dr.
Mount Vernon, WA  98273
3604244251
------------------------
ddolson (5848)
Dan Dolson
11401 102 Ct. NE
Kirkland, WA  98033
4258215726
------------------------
raido (5851)
Raido Raido
552U Ward ST.
Seattle, WA  98109
3602993265
------------------------
rajobin (5852)
Robert Jobin
1106 24th Street #15
Anacortes, WA  98221
3602937748
------------------------
designgw (5853)
No Data Available
------------------------
andyclan (5857)
Steve Anderson
11842 Morford Road
Sedro Woolley, WA  98284
3608566357
------------------------
ganskedf (5859)
Don Ganske
1521 Township St.
Sedro Woolley, WA  98284
3608550274
------------------------
liquid (5860)
dean kanske
1225 McLean Rd
Mount Vernon, WA  98273
3604245109
------------------------
jerramej (5861)
Jim James
PO Box 257
16615 Bow Hill RD
Bow, WA  98232
3607666334
------------------------
herby (5864)
Helen Herbaugh
15601 Ovenell Rd.
Mount Vernon, WA  98273
3604241754
------------------------
kiwanis (5865)
Roger Herbaugh
P.O. Box 1665
Mount Vernon, WA  98273-1665
3607570611
------------------------
highet (5868)
John Highet
16906 Dike Road
Mount Vernon, WA  98273
3604248388
------------------------
luke1019 (5871)
Joanie Mills
1004 Commercial Ave #221
Anacortes, WA  98221
3602933323
------------------------
taremp (5872)
Ted Rempel
4901 Mercer Road
Bow, WA  98232
3607665031
------------------------
paragon (5876)
Jim Olson
375 118th Ave SE #130
Bellevue, WA  98005
4258658354
------------------------
mcdougle (5877)
Jack McDougle
618 Jennings Street
Sedro Woolley, WA  98284
3608551993
------------------------
rparke (5878)
Rod Parke
11336 Goodwin Way NE
Seattle, WA  98125
2063658390
------------------------
prince (5880)
Robert Prince
13526 Orca Ln.
Anacortes, WA  98221
3602998092
------------------------
elaine (5882)
Elaine Nonneman
8023 California Ave SW
Seattle, WA  98136
2069374338
------------------------
jamn (5883)
Ann Thompson
1015 6th ST
Suite 107
Anacortes, WA  98221
3609295291
------------------------
r3chows (5885)
Tyndel Baxter
10560 Petter Anderson Rd.
Berlington, WA  98233
3607570695
------------------------
nmt (5886)
Phil Schulz
4201 Aireport Way
Anacortes, WA  98221
3602999100
------------------------
cground (5887)
Eric Landon
1023 S 3rd #101
Mount Vernon, WA  98273
3603366164
------------------------
dbs (5889)
Steve Fancher
6074 Matzdorf Street
Anacortes, WA  98221
3602937819
------------------------
anamar (5890)
Gene Harlow
2219 Commercial Ave.
Anacortes, WA  98221
3602932918
------------------------
simon (5891)
Simon Buckmaster
15606 NE 40th ST
Apr e217
Redmond, WA  98052
4258851315
------------------------
oroald (5892)
Ola Roald
593 Shelter Bay Dr.
LaConner, WA  98257
3604663917
------------------------
vlauth (5896)
Virginia Lauth
1117 NE 180th
Shoreline, WA  98155
2063672610
------------------------
mortsign (5899)
Bob Mortenson
13986 Aven Allen Rd.
Mount Vernon, WA  98273-6910
3604245099
------------------------
blancink (5900)
Blanc Webber
1420 153rd Ave NE #3809
Bellevue, WA  98007
4256419558
------------------------
auston (5901)
Rick Auston
2117 33rd Street
Anacortes, WA  98221
3602996637

------------------------
icase (5903)
Ian Case
600 North 18th Place
Mount Vernon, WA  98273
3604280232
------------------------
kalani (5905)
Beverly Kalani
4410 33rd St.
Anacortes, WA  98221
3602939604
------------------------
hendrix (5910)
Jim Hendrix
2406 Austin Lane
Mount Vernon, WA  98273
3604245102
------------------------
boxcar (5912)
Shane Conrad
3920 Copper Pond Road
Anacortes, WA  98221
3605889322
------------------------
eagle (5913)
Mary Bame
15763 Yokeko Dr
Anacortes, WA  98221
3602939831
------------------------
pjthor (5914)
Phyllis Thoreson
P.O. 661
Anacortes, WA  98221
3602999153
------------------------
mvtow (5917)
Doug Faber
2218 Cedardale Road
Mount Vernon, WA  98274
3603363535backupnumber
------------------------
sads (5920)
Kristi Huffman
210 North Skagit St.
Burlington, WA  98233
3607551235
------------------------
dfakkema (5922)
Douglas Fakkema
4001 J Ave.
Anacortes, WA  98221
3602292508
------------------------
smcdade (5923)
Sandy McDade
380 Datewood Court NW
Issaquah, WA  98027
4253929452
------------------------
kone (5924)
Brad Snyder
PO Box 575
Anacortes, WA  98221
3602936741
------------------------
lbrokaw (5926)
Loretta Brokaw
1331 Satterlee Rd
Anacortes, WA  98221
3602937730
------------------------
bock (5930)
Dynes Broadview Farms
P.O. 286
Burlington, WA  98233
3607574025
------------------------
freedom (5932)
Cheryl Colman
882 Burlingame Rd.
Mount Vernon, WA  98274
3603368781
------------------------
lcampbel (5933)
Larry Campbell
Planning Swinimsh P.O. 817
La Conner, WA  98257
3604661422
------------------------
smoreno (5935)
Susan Moreno
P.O. 817
La Conner, WA  98257
3604661422
------------------------
basabe (5936)
Tony Basabe
P.O. 817
Larconner, WA  982557
3604661422
------------------------
dlawren (5937)
Diane Lawrenson
21318 Plaza Dr
Sedro-Woolley, WA  98284
3608564450
------------------------
mcbane (5938)
Bruce McBane
P.O. Box 639
La Conner, WA  98257
3607574537
------------------------
badrad (5939)
David Radcliffe
13848 Beaver Lake Road
Mount Vernon, WA  98273
3608561153
------------------------
jls2 (5940)
Margret Maloyie
3201 Commercial Ave
Anacortes, WA  98221
3602932161
------------------------
stelrol (5943)
Stela Rolph
12732 Eagle Dr.
Burlington, WA  98233
3607573299
------------------------
grove (5944)
Susan Grove
1316 Satterlee Rd.
Anacortes, WA  98221-9635
3602933451
------------------------
atr (5945)
Mark Randall
4808 Yorkshire Dr.
Anacortes, WA  98221
3602991111
------------------------
stines (5946)
Nancy Stines
5781 Inez St.
Bow, WA  98232
3607664404
------------------------
stecher (5949)
David Erlandson
1012 Warner St.
Sedro Woolley, WA  98284
3608550246
------------------------
abel (5950)
Abel
,
------------------------
mark (5951)
Mark
,
------------------------
jonwinds (5952)
Jon Metzger
P.O. Box 1390
Anacortes, WA  98221
3602991485
------------------------
galloro (5953)
Roberta Galaro
12912 Sunset Ln.
Anacortes, WA  98221
3602992273
------------------------
schutte (5959)
Angelyn Pugh
1121 Hopi Ln
Mount Vernon, WA  98273
3604241498
------------------------
jameskf (5962)
Jim Francis
13580 Bayview Rd
Mount Vernon, WA  98273
3607070483
------------------------
suem (5963)
Susan Miller
14040 Juaneta Dr.
Bothell, WA  98011
4258146263
------------------------
mel (5964)
Mike Griffith
716 Fidalgo St.
Sedro Woolley, WA  98284
3608552651
------------------------
atmdots (5971)
Dorothy McFarland
3703 South Steelhead Drive
Greenbank, WA  98253
3608559136
------------------------
jmwood (5972)
Woodman Construction
3 Lake Bellevue Dr.  #201
Bellevue, WA  98005
4254543621
------------------------
veegee (5973)
Rick Vander Griend
828 Lilac Drive
Mount Vernon, WA  98273
3604249895
------------------------
bnathane (5975)
Bob Nathane
1401 41St Ave E
Seattle, WA  98112
2063240581
------------------------
shepherd (5976)
Tom Shepherd
PO Box 70366
Bellevue, WA  98007
4255629259
------------------------
white (5978)
Nancy White
4618 Guemes Is Rd
Anacortes, WA  98221
3602910118
------------------------
toniv (5979)
Toni Vance
Concrete Norwest
Concrete Norwest
Mount Vernon, WA  98273
3607573121
------------------------
sandyfv (5980)
Sandra Fvandersnick
2728 Barrell Springs Rd..

Bow, WA  98232
3607240405
------------------------
sandyk (5983)
Mike Kercheval
16539 35th Ave NE
Dept. WG
Seattle, WA  98155
2063616496
------------------------
ea311 (5986)
Elaine Atheran
PO Box 252
Sedro Woolley, WA  98284
3608550866
------------------------
maryd (5989)
Mary Wing
po box 2777
Mount Vernon, WA  98273
3603363066
------------------------
kwuerth (5990)
Kay Wuerth
22496 Bulson Rd.
Mount Vernon, WA  98274
2064452133
------------------------
westcott (5991)
Jesse Schenk
14387 Jura Dr.
Anacortes, WA  98221
3602990354
------------------------
neldas (5992)
No Data Available
------------------------
busybee (5995)
Keri Knudtson
11081 Havekost Rd
Anacortes, WA  98221
3602937313
------------------------
hcheek (5996)
Helen Cheek
17811 Dunbar Rd.
Mount Vernon, WA  98273
3604240433
------------------------
ferguson (5997)
Scott Ferguson
210 North Cherry St.
Burlington, WA  98233
3607559573
------------------------
cushman (5998)
JoAnne Cushman
5306 Sterling Dr.
Anacortes, WA  98221
3602934270
------------------------
knathane (6001)
Kimberly Nathane as
1401 41st Ave E
Seattle, WA  98112
2063240581
------------------------
ttland (6004)
Thousand Trails
16362 Sneeoosh Rd.
LaConner, WA  98257
3604663112
------------------------
thefuzz (6005)
Chris Crooker
17104 NE 45th St. #8
Redmond, WA  98052
4258817713
------------------------
jlgeil (6006)
Joe Geil
4020 Apache Dr.
Mount Vernon, WA  98273
3604244695
------------------------
boonies (6007)
Greg Boon
20542 Bulson Road
Mount Vernon, WA  98274
3604454807
------------------------
sneerp (6009)
Patricia Sneeringer
P.O. 916
Mount Vernon, WA  98273
3604248477
------------------------
diwi (6010)
William Reichardt
12973 North Ovenell Ln.
Burlington, WA  98233
3607577150
------------------------
suzette (6011)
Suzette Ogdon
301 Sharpe Rd.
Anacortes
Wa, 98221  98221
3602990676
------------------------
joan (6012)
Joan Johnson
12023 NE 204 pl #e201
Bothell, WA  98011
4254028810
------------------------
bpaxman (6015)
No Data Available
------------------------
tucker (6016)
Keith Tucker
14985 Gibralter Rd.
Anacortes, WA  98221
3602998531
------------------------
tomw (6017)
Tom Will
13060 S. Wildwood Ln.
Anacortes, WA  98221
3602992988
------------------------
chbrenn (6018)
Heather Brennan
6865 Jebralter Pl.
Anacortes, WA  98221
3602934306
------------------------
omar (6019)
Tom Krowl
1404 K ave
anacortes, WA  98221
3602938668
------------------------
fulgham (6020)
Babette Fulgham
2709 Shannon PT RD
Anacortes, WA  98221
3602938917
------------------------
lannala (6023)
Linda Annala
1310 Minor Ave #510
Seattle, WA  98101
2062641455
------------------------
insure4u (6025)
Jeo Hughes
P.O. 268
Kirkland, WA  98033
4258278066
------------------------
alicia (6026)
Alicia Savage
16088 McLean Rd #17
Mount Vernon, WA  98273
3608481560
------------------------
emoore (6031)
Ed Wood
6229 NE 181st
Kenmore, WA  98028
4253980886
------------------------
garbanzo (6032)
Robin Blacher
1802 36th st
Anacortes, WA  98221
3602993011
------------------------
entriken (6034)
Jan Lawless
13215 NE 123rd St
Kirkland, WA  98034
4258205884
------------------------
ploegrj (6035)
Gailyn Ploeg
6771 Thomas Road
Bow, WA  98232
3607666729
------------------------
barwal (6036)
Walter Marshburn
10815 Jordan RD
Burlington, WA  98233
3607572432
------------------------
wmbounds (6038)
William Bounds
160 Cascade Pl. Suite 103
Burlington, WA  98233
3604242002
------------------------
ftmeyer (6040)
Frank Meyer
2039 151st Ave. SE
Bellevue, WA  98007
4257461896
------------------------
redwings (6041)
Jelodiel Araiza
620 N 6th Street
Mount Vernon, WA  98273
3603360129
------------------------
revtlk (6042)
Terry Karper
190 N. Murdock St. Apt. E-107
Sedro Woolley, WA  98284
3608552339
------------------------
rmbeau (6044)
Ralph Beaufort
601 N 18th Pl.
Mount Vernon, WA  98273
3604247107
------------------------
kathyh (6047)
Kathy Hargrave
1523 East Division St.
Mount Vernon, WA  98274
3604249839
------------------------
swinpd (6053)
Todd Adams
po box 817
laconner, WA  98257
3604667237
------------------------
tadams (6054)
Todd Adams
po box 817
La Conner, WA  98257
3604667237
------------------------
tschlick (6055)

Todd Adams
po box 817
la conner, WA  98257
3604667237
------------------------
kellyd (6057)
Kelly Briggs
711 Cohoe Dr
Burlington, WA  98233
3607578101
------------------------
jackj (6058)
Jack Jones
14763 Hoxie ln
anacortes, WA  98221
3602936166
------------------------
adanne (6059)
Arlan Danne
PO Box 2129
Kirkland, WA  98083-2129
4258222795
------------------------
ronansov (6062)
David Scott
16842 427th place NE
North Bend, WA  98045
4258884586
------------------------
pcs (6063)
David Scott
16842 427pl NE
North Bend, WA  98045
4258884586
------------------------
dicej (6066)
Jenaro Rodriguez
140 Heritage Pl.
Apt 231
Burlington, WA  98233
3607247777
------------------------
ygnato (6067)
Shawn Ygnatowiz
20415 Bothell Everett Highway
Bothell, WA  98012
4254817604
------------------------
cheshire (6068)
Jay Congleton
5149 Camble Lake Rd.
Anacortes, WA  98221
3602931893
------------------------
devildog (6069)
Trevor Congleton
5149 Camble Lake Rd.
Anacortes, WA  98221
3602931893
------------------------
palmclau (6072)
No Data Available
------------------------
john (6073)
No Data Available
------------------------
dhc (6075)
David Hall
1011 5th St.
Anacortes, WA  98221
3602939505
------------------------
jaspang (6076)
Angie Spangler
P.O. 843
Concrete, WA  98237
3608537162
------------------------
precious (6077)
Gwen Bell
11302 NE 149th St.
Kirkland, WA  98034
4254883427
------------------------
squirrel (6078)
Kim Fox
2306 East Division #a
Mount Vernon, WA  98274
3604245649
------------------------
cal1 (6079)
Chuck Lasseter
21608 Redmond Fall City Rd.
Redmond, WA  98053
4258363902
------------------------
jberm (6083)
John Bermingham
4511 Kingsway
Anacortes, WA  98221
3602939638
------------------------
lmcbride (6084)
Libbi McBride
16645 NE 143rd St.
Woodinville, WA  98072
4254826065
------------------------
resch24 (6085)
Jay Weinburger
1011 Boren Ave.
182C
Seattle, WA  98104
2066679188
------------------------
kramer (6087)
Scott Heiner
4006 Ridge Wy.
Mount Vernon, WA  98273
3604284053
------------------------
jlhrew2 (6088)
Rodger Wallace
818 25th Street
Anacortes, WA  98221
3602937976
------------------------
bgworks (6089)
Doug Charles
3909 Chuckanut Drive
Bow, WA  98232
3607666786
------------------------
hera (6090)
Lacinda Etherington
806 North 17th Street
Mount Vernon, WA  98273
3604240848
------------------------
jbe (6092)
James Engle
218 19th Place
Kirkland, WA  98033
4257399493
------------------------
shiznat (6094)
Dustin Clarkson
3111 Ferry Ave
Bellingham, WA  98225
3607569298
------------------------
bscully (6097)
Bonita Scully Scully
721 NE 55th
Seattle, WA  98105
2065261192
------------------------
bforbes (6102)
Robert Forbes
20279 Gardner crt.
Burlington, WA  98233
3607572416
------------------------
jonn (6104)
Jon Natto
2901 T Ave. #7
Anacortes, WA  98221
3602992061
------------------------
vstoep (6105)
Rob Vander Stoep
18204 Dunbar Rd.
Mount Vernon, WA  98273
3604246966
------------------------
ufcw44 (6107)
Gilda Singh
P.O. 547
Mount Vernon, WA  98273
3604664032
------------------------
rhondag (6108)
Rhonda Gothberg
1801 8th St.
Anacortes, WA  98221
3602935352
------------------------
dus69tin (6111)
Randy Arendse
3819 West 4th St.
Anacortes, WA  98221
3602938212
------------------------
jbrown (6113)
Jacqie Brown
555 NE Alder Street
Issaquah, WA  98027
4253912609
------------------------
sjenkins (6114)
Suzanne Jenkins
P.O. Box S. Burlington Blvd.
Burlington, WA  98233
3603368389
------------------------
buman (6119)
Stephanie Buman
13317 424th Ave. SE
North Bend, WA  98045
4258880538
------------------------
adoc (6125)
Andrew Docksey
1677 Mount Baker Hwy
Appartment B
Bellingham, WA  98226
3607341005
------------------------
vicmaria (6126)
Vic Lenzi
3320 W. 3rd St.
Anacortes, WA  98221
3602993021
------------------------
ohlsens (6128)
Raymond Ohlsen
1306 East Skagit St.
Mount Vernon, WA  98274
3604283568
------------------------
manion (6131)
Heidi Manion
111 East Victoria Ave.
Burlington, WA  98233
3607550903
------------------------
gb40 (6132)
Krieg Allen
2305 Highland Dr.
Anacortes, WA  98221
3602990650
------------------------
randyd (6133)
Randy Dick
9301 Avondale Road NE

Redmond, WA  98052
4258837187
------------------------
zingers (6134)
Carl Meinzinger
5539 No Name Rd.
Anacortes, WA  98221
3602933634
------------------------
mstone (6138)
Marie Stone
4491 Lois Ln.
Sedro Woolley, WA  98284
3608566314
------------------------
rlovejoy (6139)
No Data Available
------------------------
nordlund (6141)
Philo Nordlund
24228 Paradice Lk. Rd.
Woodinvill, WA  98072
4257883526
------------------------
erbst (6143)
Marie Erbstoeszer
217 E. Division St.
Mount Vernon, WA  98274
3603365896
------------------------
lsw (6146)
Britt Lindsay Lindsay
2001 B Big Lake Rd.
Mount Vernon, WA  98273
3604247177
------------------------
hugh (6148)
Jeff Berg
18666 Redmond Way #K-1087
Redmond, WA  98052
4258362316
------------------------
bpna (6149)
Robert Warner
13192 Bridgeview Wy.
Mt. Vernon
Wa, 98273  98273
3607573753
------------------------
ronniey (6150)
Ronnie Yocum
2401 N 19th PL
Mount Vernon, WA  98273
3608540390
------------------------
freddj (6151)
Fred Adams
PO Box 254
Burlington, WA  98233
3607578058
------------------------
mtpratt (6154)
No Data Available
------------------------
buckius (6156)
Buck Buckius
1235 Bradley Ct.
Burlington, WA  98233
3607579086
------------------------
sritch (6157)
Rolla Ritchey
14095 Avon Allen Rd.
Mount Vernon, WA  98273
3604241642
------------------------
roberto (6158)
Robert Lockard
4210 Kings Court
Anacortes, WA  98221
3602992911
------------------------
lexis (6160)
Lexis Doster
4261 182nd Ave. SE
Issaquah, WA  98027
4256433027
------------------------
jbendick (6161)
Judith Bendick
17873 Valley Ridge Ln.
Mount Vernon, WA  98274
3608480232
------------------------
honeybee (6163)
No Data Available
------------------------
vern (6165)
Veronica Ruckdeschel
512 5th AVE West #7
Seattle, WA  98119
2062847277
------------------------
gpagma (6166)
Don Saben
1006 Tomahawk Dr.
Mount Vernon, WA  98273
3606696430
------------------------
roddy (6167)
Rod Moore
621 Streeter Pl
Mount Vernon, WA  98273
3604245989
------------------------
pointer (6170)
Gene Pointer
13845 Rector Road
Bow, WA  98232
3607571300
------------------------
dogout (6171)
Eleanor Harbor
PO BOX 612
La Conner, WA  98257
3604661048
------------------------
web (6172)
Woodrow Brewer
3508 East Broadway Street
Mount Vernon, WA  98274
3604166673
------------------------
stevek (6175)
Steve Kleinbart
P.O. Box 1031
La Conner, WA  98257
3604663974
------------------------
ecriley (6178)
Erin Riley
1217 33rd st
Anacortes, WA  98221
3602999110
------------------------
tworrell (6182)
Tom Worrell
16942 Vaughn Road
Mount Vernon, WA  98273
3604249838
------------------------
mrwrong (6184)
Don Springer
P.O. Box 1442
Anacortes, WA  98221
3602932918
------------------------
thomson (6187)
Keith Thomson
12363 Timberlane
Sedro Woolley, WA  98284
3608564888
------------------------
sextons (6188)
Joe Sexton
2220 20th Pl.
Anacortes, WA  98221
3602939062
------------------------
mscnorth (6190)
Jeff Granville
2417 T. Ave
Anacortes, WA  98221
3602938200
------------------------
overman (6191)
Sean Overman
5504 tenneson Rd
Sedro-Woolly, WA  98284
3608562766
------------------------
jambers (6192)
John Chambers
4403 San Juan Ave.
Anacortes, WA  98221
3602934013
------------------------
jerryt (6195)
Jerry Tjeerdsma
2402 Forest Park Ln.
Anacortes, WA  98221
3602933203
------------------------
bassman (6198)
Tim Porter
8423 Pinelli Rd.
Sedro-Woolly, WA  98284
3608263232
------------------------
pcline (6199)
Pauline Cline
124 E. Lawrence
Mount Vernon, WA  98273
3604286665
------------------------
gooddogs (6203)
Carl Meinzinger
5539 No Name Rd.
Anacortes, WA  98221
3602933634
------------------------
fiveos (6204)
Ken Overa
2408 37th st
Anacortes, WA  98221
3602938609
------------------------
zachary (6206)
Rod Dalseg
20653 Bulson Rd.
Mount Vernon, WA  98274
3604452426
------------------------
ric (6212)
Ric Merry
24689 Marlene Way
Sedro-Woolly, WA  98284
3608561492
------------------------
kano (6214)
Patricia Privett
6976 Fteel Heed Ln.
Burlington, WA  98233
3607578635
------------------------
stoshach (6216)
Stewart Toshach
P.O. 909
LaConner, WA  98257
3604662202
------------------------
skye (6217)
Steward Toshach
P.O. 909
Laconner, WA  98257
3604662202
------------------------
obryan (6218)
Kelly Obryan
6014 Park Side DR
#1
Anacortes, WA  98221
3602933225
------------------------
roseld (6219)
Rose Dummar
14417 Fan Ln
Mount Vernon, WA  98273
3608540356
------------------------
rayd (6220)
Ray Dummar
14417 Fan Ln.
Mount Vernon, WA  98273
3608540356
------------------------
sphynx (6221)
Shawn Alexander
11109 156th Pl. NE
Redmond, WA  98052
4258832752
------------------------
jrtaft (6222)
Becky Taft
818 Dunlop St.
Sedro Woolley, WA  98284-1924
3608552182
------------------------
sbrode (6223)
Samuel Brode
24892 Minkler Rd.
#11
Sedro Woolley, WA  98284
3608564163
------------------------
chyrel (6226)
Taw Foss
6798 San Juan Hill LN
Anacortes, WA  98221
3602935579
------------------------
captain (6227)
Jim Itter
P.O. Box 1342
La Conner, WA  98257
3604665160
------------------------
jenk (6229)
No Data Available
------------------------
rivas (6230)
Mama Rivas
102 S. 10th
Mt. Vernon, WA  98274
3603362011
------------------------
ross (6231)
Ross Rainville
I-O Display Systems
1370 Willow Rd.
Menlo-Park, CA  94025
8004256730
------------------------
ljansma (6232)
Lyle Jansma Jansma
2825 Seederwood Ave.
Bellingham, WA  98225
3607381745
------------------------
bmadlung (6236)
Beverly Mudlung
15908 McLane Rd.
Mount Vernon, WA  98273
3604247590
------------------------
betcha (6239)
Charles Andrews
6004 S. Camble Lake Rd.
Anacortes, WA  98221
3602933485
------------------------
hale (6240)
Price Hale
12438 Widgewood Dr.
Burlington, WA  98233
3607573554
------------------------
jpowers (6241)
John Powers
3211 Chuckanut Dr.
Bow, WA  98232
3607664336
------------------------
schmitty (6242)
John Smith
934 South Burlington Blvd. #177
Burlington, WA  98233
3605889010
------------------------
mewhitme (6243)
Aaron Whitney
815 24th St.
Anacortis, WA  98221
3602933878
------------------------
mcww (6245)
Margaret Wilson
20303 gardner Ct
Burlington, WA  98233
3607579096
------------------------
tghig (6248)
Gail Ebel-Higgins
11053 Whistle Lake Road
Anacortes, WA  98221
3602935203
------------------------
cheryl (6249)
Cheryl Lewis
10622 161st Ct. NE
Redmond, WA  98052
4258818558
------------------------
rdpolda (6250)
David Polda
14752 Avon Allen Road
Mount Vernon, WA  98273
3604245836
------------------------
jphcew (6251)
Joan Helmann
2605 C Ave.
Anacortes, WA  98221
3602939003
------------------------
gotrocks (6252)
Vicki Grenier
1601 Georgia Pl
Anacortes, WA  98221
3602992602
------------------------
timber (6254)
Timberland Homes
1201 37th Ave. NW
Auburn, WA  98001
2537353435
------------------------
larson (6258)
Joseph Larson
8127 149th pl NE
apartment b310
Redmond, WA  98052
4257029575
------------------------
lynnes (6260)
Lyne Simpson
3620 252nd Pl SE
Issiqua, WA  98029
4253911461
------------------------
billiej (6267)
Billie Michels
5714 Sugarloaf St.
Anacortes, WA  98221
3602938531
------------------------
farmmama (6269)
Laura Schilling
P.O. Box 155
Rockport, WA  98283
3608739042
------------------------
ajbaker (6270)
Adam Baker
2061 Cook Rd.
Sedro Woolley, WA  98284
3608565385
------------------------
stevend (6272)
Steven Hulsey
15754 Yokeko Drive
Anacortes, WA  98221
3602930392
------------------------
stonestu (6273)
Deanna Stewart
4007 Ridge Way
Mount Vernon, WA  98273
3604245702
------------------------
jimpoth (6274)
Jim Poth
16670 Augusta
Mount Vernon, WA  98273
3604245783
------------------------
austin (6276)
Evelia Castro
6990 Deer Lane
Anacortes, WA  98221
3602939054
------------------------
ncfc (6277)
Kirk Sherris
120 South 15th #B
,
Mount Vernon, WA  98273
3606471222
------------------------
dredding (6280)
Don Redding
188 Suquamish Way
La Conner, WA  98257
3604663314
------------------------
eredding (6281)
Ellen Redding
188 Suquamish Way
La Conner, WA  98257
3604663314
------------------------
luverad (6283)
Dan Lovera
12145 Muirfield CT
Burlington, WA  98233
3607574586
------------------------
deltagw (6284)
Steve Mowe
11911 NE First Street, Suite 204
Bellevue, WA  98005
4256880812
------------------------
bkronos (6287)
Stuart Dahlquist
1025 South Sullivan #A
Seattle, WA  98108
2067689202
------------------------
jlittle (6289)
Dian Little
2003 Cay Way

Anacortis, WA  98221
3602932429
------------------------
bristol (6293)
Bristol Clarkson
 ... Blah ..
Dustin Clarkson s Wife....
 .., ..  ..
3607569298
------------------------
cable (6294)
Charles Cable Cable
P.O. Box 813
Anacortes, WA  98221
3602936538
------------------------
atkins (6295)
Chris Atkins
112 Milwaky St.
Mount Vernon, WA  98273
3602022226
------------------------
denise (6301)
No Data Available
------------------------
rst (6303)
Bettina Crawford
14828 NE 95th Street
Redmond, WA  98052
4258691969
------------------------
ace (6305)
Brian Backman
8881 Garden of Eden Rd.
Sedro Woolley, WA  98284
3608565071
------------------------
burns (6307)
Chatlotte Burns
603 Fidalgo ST
Sedro Woolley, WA  98284
3608551030
------------------------
sandwich (6310)
Adam Dahlquist
1025 South Sullivan st
Apartment A
Seattle, WA  98108
2067689202
------------------------
anacroz (6313)
Sam Crozier
1208 5th St.
Anacortes, WA  98221
3602990363
------------------------
mrlmcb (6314)
Merle McBride
16362 Snee-Oosh Rd.
LaConner, WA  98257
3604663979
------------------------
jwalech (6316)
John Walech
2313 Twin Place
Anacortes, WA  98221
3602931312
------------------------
kutzer (6318)
Bob Kutzer
1710 East Hazel Ave.
Burlington, WA  98233
3607577189
------------------------
jandg (6319)
James Anderson
20780 Kelleher Rd.
Burlington, WA  98233
3607574059
------------------------
bwinter (6322)
Bill Winter
P.O. 535 Clear Lake
ClearLake, WA  98235
3608562715
------------------------
kenllc (6324)
John Kennedy
3918 Mallard Point.
Anacortes, WA  98221
3602935426
------------------------
dzorn (6326)
Donald C. Zorn
12190 Hilynn Dr.
Burlington, WA  98233
3607570436
------------------------
swettj (6327)
Jean Swett
7499 Fruitdale Rd.
Sedro Woolley, WA  98284
3608565394
------------------------
asharprd (6328)
Shamay Andrich
4898 Sharpe Rd.
Anacortes, WA  98221
3602998202
------------------------
rig3 (6329)
Mike Rigacci
24746 Happy Trails LN
Sedro Woolley, WA  98284
3608564473
------------------------
goddess (6330)
Paula White
7523 12th NW
Seattle, WA  98117
2067068204
------------------------
molson (6331)
Mark Olson
12995 Josh Wilson Road
Mount Vernon, WA  98273
3607571546
------------------------
kevinm (6332)
No Data Available
------------------------
tonym (6333)
No Data Available
------------------------
tammy (6334)
No Data Available
------------------------
karenm (6335)
No Data Available
------------------------
bruce (6336)
No Data Available
------------------------
trisha (6337)
No Data Available
------------------------
nancyh (6338)
No Data Available
------------------------
jamie (6339)
No Data Available
------------------------
marty (6340)
No Data Available
------------------------
cullup (6342)
Jay Cullup
44956 Compton Lane
Concrete, WA  98237
3608538205
------------------------
robinus (6344)
Tasker Robinette
2521 17th
Anacortes
wa, WA  98221
3602930248
------------------------
sophie (6345)
Nathaniel Scott
1030 East College way
Mount Vernon, WA  98273
3604244901
------------------------
frizzell (6348)
Linda Frizzell
20194 Hillvue ST
Burlington, WA  98233
3607571503
------------------------
hawkow (6349)
Charles West
PO Box 2115
North Bend, WA  98045
4258880481
------------------------
jstewart (6350)
Jerry Stewart
3815 M Ave
Anacortes, WA  98221
3602935860
------------------------
johnpeg (6352)
John Ireton
5009 MacBeth Dr.
Anacortes, WA  98221-3027
3605888908puterline,callotherfirst
------------------------
gsmith (6354)
Gayle Smith
9690 Samish Island RD
Bow, WA  98232
3607668023
------------------------
jmdawson (6355)
Judy Dawson
3520 Commercial Ave
Anacortes, WA  98221
3602935560
------------------------
pdawson (6356)
William Dawson
843  ShoShoNe Dr.
Laconner, WA  98257
3604665326
------------------------
ntsales (6358)
Marcia Taylor
11367 Higgins Airport Way
Burlington, WA  98233
3607578847
------------------------
fergus56 (6361)
Loren Ferguson
2725 east Fir.
space 118
Mount Vernon, WA  98273
3608581434
------------------------
momalley (6362)
Michael Omalley
1004 Commercial Ave #117
Anacortes, WA  98221
3602930723
------------------------
blazeme (6363)
Joe Solomon
1512 40th St.
Anacortes, WA  98221
3602990557
------------------------
craft (6368)
Brian Craft
1220 20th St.
Anacortes, WA  98221
3602990877

------------------------
aisol2 (6371)
No Data Available
------------------------
aisol3 (6372)
No Data Available
------------------------
aisol4 (6373)
No Data Available
------------------------
aisol5 (6374)
No Data Available
------------------------
aisol6 (6375)
No Data Available
------------------------
aisol7 (6376)
No Data Available
------------------------
aisol8 (6377)
No Data Available
------------------------
aisol9 (6378)
No Data Available
------------------------
aisol10 (6379)
No Data Available
------------------------
r6kids (6380)
Shelly Holdon
1861 Butler Creek Rd.
Sedro Woolley, WA  98284
3607243326
------------------------
oldsmith (6383)
James Smith
130 NE 95th St. #305
Seattle, WA  98115
2065275443seattlehome
------------------------
theuniss (6385)
Michel Theunissen
4297 148th AVE NE
#L-206
Bellevue, WA  98007
4258852459
------------------------
djpowers (6389)
Julie Powers
4211 O Ave.
Anacortes, WA  98221
3602936592
------------------------
pnl (6390)
Pete Lincoln
PO Box 434
LaConner, WA  98257
3604663362
------------------------
sharon (6392)
Tom Shepherd
P.O. Box 70366
Bellevue, WA  98007
4255629259#109
------------------------
tsaeng (6393)
Tom Shepherd
P.O. Box 70366
Bellevue, WA  98007
4255629259#109
------------------------
darab (6394)
Tom Shepherd
P.O. Box 70366
Bellevue, WA  98007
4255629259#109
------------------------
matthew (6395)
Tom Shepherd
P.O. Box 70366
Bellevue, WA  98007
4255629259#109
------------------------
kerry (6396)
Tom Shepherd
P.O. Box 70366
Belleuve, WA  98007
4255629259#109
------------------------
westcom (6397)
Brian Finnegan
P.O. Box 28416
Bellingham, WA  98228-0416
3606472856
------------------------
jpelland (6398)
Jerry Pelland
15260 Sunset Ln.
Mt. Vernon, WA  98273
3604244717
------------------------
ihtrucks (6403)
Ken Fritsch
2565 E. Burmaster Rd.
Sedro Woolley, WA  98284
3608541379
------------------------
mjb27 (6404)
Martha Brynildsen
203 E. Spruce St.
Mt. Vernon, WA  98273
3603362470
------------------------
playful (6407)
Amy Hollingsworth
27738 Hoehn Rd.
Sedro Woolley, WA  98284
3608562850
------------------------
jcolby (6409)
Judith Colby
P.O. 712
La Conner, WA  98257
3604665094
------------------------
susanj (6410)
Susan Johnson
4008 Wildflower Ct.
Mount Vernon, WA  98274
3604248932
------------------------
nwcycle (6414)
Joanne DeMartini
8306 Meddowbrooke Way SE
Snoqualmie, WA  98065
4258889899
------------------------
ricec (6415)
Christa Rice
15924 NE 83rd Ct.
Redmond, WA  98052
4257021735
------------------------
pctander (6416)
Paul Anderson
1911 Island View Pl.
Anacortes, WA  98221
3602990835
------------------------
augustw (6417)
August Wegener
Swimmish indian Tribial Community
LaConner, WA  98257
3604661422
------------------------
fur (6418)
Dorothy Bach
531 GeenLeaf #C
Burlington, WA  98233
3607550109
------------------------
nanner (6420)
Michael Vance
37909 SE 80th
Snoqualmie, WA  98065
4258889460
------------------------
aran (6426)
Arin Cranley
1135 Dean Dr. #14
Sedro Woolley, WA  98284
3608549287
------------------------
c5tweety (6431)
Cassia Parsons
8515 South Skagit St
Burlington, WA  98233
3607551058
------------------------
gifford (6432)
Larry Bawden
310 Ball St. #210
Sedro-Woolly, WA  98284
3608552835
------------------------
cheyne (6433)
David Cheyne
1515 16th St
Anacortes, WA  98221
3602994522
------------------------
montana (6434)
Roger Maier
625 Township Street Appt #17
Sedro Woolley, WA  98284
3608566977
------------------------
pwoodman (6436)
Woodman Construction
3 Lake Bellevue Dr. #210
Bellvue, WA  98005
4254543621
------------------------
jswest (6437)
John West
301 Central Ave.
Sedo-Woolly, WA  98284
3608552106
------------------------
bearclaw (6439)
Bradley Anderson
925 N 8th St
Mount Vernon, WA  98274
3604160244
------------------------
joneli (6440)
Rich Joneli
917 Fruitdale Rd
Sedro Woolley, WA  98284
3608562758
------------------------
estvold1 (6441)
Guy Estvold
4130 Sharpe Rd.
Anacortes, WA  98221
3602937119
------------------------
mussi (6446)
Matthew Mussivand
PO Box 2357
16898 SR 536th
Mount Vernon, WA  98273
3604249364
------------------------
olsons (6450)
Ian Olson
7536 206th Pl NE
Redmond, WA  98053
4258685485
------------------------
bear (6452)
Ed George
9390 Prospect Road
Sedro Woolley, WA  98284

3608560612
------------------------
amffarms (6453)
Michelle Youngquist
13330 Pulver Rd
Mount Vernon, WA  98273
3607574967
------------------------
dalseg (6456)
Ryan Dalseg
21237 Bulson Rd.
Mount Vernon, WA  98274
3604454300
------------------------
farwest (6458)
Pam Burkland
1774 Hwy 99 South
Mount Vernon, WA  98273
3604241711
------------------------
schmamy (6459)
Amy Batterbarry
921 Summer Medows Ct.
Sedro Woolley, WA  98284
3603369460
------------------------
nwff (6462)
Dale Lawson
1370 South Anacortes St.
Burlington, WA  98233
3607574225
------------------------
jesse (6463)
Jesse Zenonian
8440 Garden of Eden Rd.
Sedro-Woolly, WA  98284
3607700396
------------------------
pierre (6464)
Pierre Ney
815 I Ave
Anacortes, WA  98221
3602998802
------------------------
burk (6467)
Brenda Burk
5421 322nd Ave SE
Fall City, WA  98024
4252224636
------------------------
dickjane (6468)
Richard Roozen
16032 Jungquist Rd.
Mt. Vernon, WA  98273
3604245132
------------------------
heinous1 (6469)
Scott Taney
27333 N. E. 30th Way
Redmond, WA  98053
------------------------
yvonne (6471)
Yvonne Starkenburg
905 Bannock Pl.
Shelter-Bay, WA  98257
3604665091
------------------------
jbauer (6472)
Jason Bauer
PO Box 2357
16898 State RT 536
Mount Vernon, WA  98273
3604249364
------------------------
kkelly (6473)
Kathleen Kelly
43235 SE 134th St.
North Bend, WA  98045
4258889146
------------------------
channel (6476)
Elaine Nonneman
P.O. 24524
Seattle, WA  98124
2069374338
------------------------
barro18 (6477)
Susan Barron
24007 Martin Rd.
Sedro Woolley, WA  98284
3608547802
------------------------
mert (6478)
Merton Dodge
21325 Rolling Pl.
Sedro-Woolly, WA  98284
3608566321
------------------------
stranger (6479)
R. Scott Rochek
20232 19th Dr. SE - #C
Bothell, WA  98012
4254856073
------------------------
sjh (6480)
Sarah Holt
4806 New Woods Pl.
Mount Vernon, WA  98274
3608488906
------------------------
mlarson (6482)
Terri Larson
1009 N 8th ST
Mount Vernon, WA  98273
3604243616
------------------------
bvilders (6484)
Bruce Vilders
2357 Crozbie Dr.
Mount Vernon, WA  98274
3604245330
------------------------
dlwh (6485)
David Whittaker
2725 East Fir Space #1
Mount Vernon, WA  98273
3608481356
------------------------
janalor (6487)
Jana Pisciotta
2719 Commercial Ave.
Anacortes, WA  98221
3602998717
------------------------
trbach (6488)
Tammy Bach
PO Box 83
Clear Lake, WA  98235
3608561017
------------------------
coachdwp (6490)
Darrell Pearson
P.O. Box 2515
Mount Vernon, WA  98273
3604240209
------------------------
kenmac (6491)
Ken Jacot
1121 King St.
Anacortes, WA  98221
3602939545
------------------------
mfortier (6492)
Matthew Fortier
39924 SE 122nd St.
North Bend, WA  98045
4258886968
------------------------
rrigdon (6493)
Ralph Rigdon
21873 Ratchford RD
Sedro-Woolley, WA  98284
3608562602
------------------------
avox (6494)
Michael Thorton
717 South Anacortes St.
Burlington, WA  98233
3607557093
------------------------
beatie (6495)
Chris Beatie
15817 NE 90th #E437
Redmond, WA  98052
4258611083
------------------------
arguy (6497)
Robert Guy
17393 Lake Tarres Pl.
Mount Vernon, WA  98274
3604227617
------------------------
jskeels (6498)
Jill skeels
24933 Tenneson Pl.
Sedro Wooley, WA  98284
3604281782
------------------------
collyer (6502)
Alan Collyer
177 Telegraph Rd. #335
Bellingham, WA  98226
3603543044
------------------------
monkmarv (6503)
Jason Huffman
4603 Blakely Dr.
Anacortes, WA  98221
3602936719
------------------------
jmyers (6506)
Judy Myers
1307 Curtis St.
Burlington, WA  98233
3607559030
------------------------
primewgw (6508)
No Data Available
------------------------
hansen (6509)
Michele Hansen
1941 Martin Rd.
Mount Vernon, WA  98273
3604249134
------------------------
dianasav (6512)
No Data Available
------------------------
cookddkc (6513)
Kaycee Cook
2408 Piper Place
Anacortes, WA  98221
3602934743
------------------------
philni (6514)
Phil Nicolle
9916 129th Pl NE.
Kirkland, WA  98033
4258223573
------------------------
jbenbow (6515)
Jason Benbow
23010 27th Ave. SE #13-305
Bothell, WA  98021
4254821273
------------------------
pacman (6518)
Mark Leigh
403 Murdock st
Sedro Woolley, WA  98284
3608550243
------------------------
whcci (6520)
Norene Weston
3111 T Ave
Anacortes, WA  98221
3602932890

------------------------
western (6521)
Regency Development
405 NW Gilman Blvd #204
Issaqua, WA  98027
4253924813
------------------------
dkaprice (6522)
Debby Price
16612 226Ave NE
Woodinvill, WA  98072
4259360212
------------------------
ronwired (6523)
Ron Elliott
4319 Glasgow way
Anacortes, WA  98221
3602991152
------------------------
hahnr (6524)
Reggie Hahn
17810 Dunbar Rd.
Mount Vernon, WA  98273
3604243385
------------------------
ginny (6526)
Ginny Sloan
1107 South Spruce
Burlington, WA  98233
3607576760
------------------------
ldphil (6527)
Diana Collins
7660 Logsdon Ln.
Concrete, WA  98237
3608538040
------------------------
chinokgw (6528)
Chinook Enterprises
2026 Laventure Rd.
Mt. Vernon, WA  98273
3604280140
------------------------
stransky (6530)
Jim Stransky
811 Kodiak Dr.
Burlington, WA  98233
3607571431
------------------------
litterbx (6531)
Rob Copeland
952 Sterling St
Sedro Woolley, WA  98284
3608551124
------------------------
nrogden (6532)
Neil Odgen
P.O. 563
Conway, WA  98238
3604453115
------------------------
bfd (6533)
John Pauls
350 Sharon St.
Burlington, WA  98233
3607550261
------------------------
esteele (6534)
Earl Steele
3028 Lindbergh Ave.
Bellingham, WA  98225
3607158352
------------------------
eaglebay (6535)
Gale McAlister
3312 Oaks Ave.
Anacortes, WA  98221
3602930400
------------------------
foodgw (6536)
Gary Savela
17889 McLean Road
Mount Vernon, WA  98273
3604165110
------------------------
sarathyr (6537)
Sara Thyr
2335 NE 92nd St
Seattle, WA  98115
2065258937
------------------------
xlb2 (6540)
Eileen Exelby
2610 E. Section St. #81
Mount Vernon, WA  98274
3604287697
------------------------
portage (6543)
Stuart Harris
Portage Communications
49206 SE Middle Fork Rd.
North Bend, WA  98045
4258885320
------------------------
kccoonc (6546)
Kc Coonc
804 Metcalf St.
Sedro Woolly, WA  98284
3608550564
------------------------
mtaubig (6547)
Michael Taubig
1408 140th pl NE #100
Bellevue, WA  98007
4257465161
------------------------
hawthorn (6549)
Dick Duffy
1825 East College Way
Mount Vernon, WA  98273
3604241154
------------------------
severns (6550)
Janet Severn
5941 Central Ave.
Anacortes, WA  98221
3602933508
------------------------
ek2 (6551)
Erika Keizer
1516 Cleveland St.
Mount Vernon, WA  98273
3603366153
------------------------
caddell (6554)
Glenn Caddell
18859 Jolly Rd.
Burlington, WA  98233
3607574907
------------------------
baitken (6557)
Bob Aiket
P.O. 70366
Bellevue, WA  98007
4255629259
------------------------
dgates (6559)
David Gates
9002 NE 152nd st
Kenmore, WA  98028
4254830497
------------------------
mlaengr (6562)
Michael Leonard
4119 Bagley Ave. North
Seattle, WA  98103
2066323658
------------------------
lotus (6564)
Malcolm McInnis
15603 451st Ave SE
North Bend, WA  98045
4258880815
------------------------
milkman (6566)
Mark Thompson
PO Box 624
LaConner, WA  98257
3604663318
------------------------
scottie (6569)
Erica Dykstra
2201 E Fir St.
Mount Vernon, WA  98273
3604247569
------------------------
mstewart (6571)
Mike Stewart
1185 SW Hemlock Ct.
North Bend, WA  98045
4258886260
------------------------
rainbow (6574)
Mary Chatfield
8712 S. March Point Rd.
Anacortes, WA  98221
3602930260
------------------------
bbpetro (6575)
Bob Petrosik
16572 S. Wall St.
Mount Vernon, WA  98273
3604243382
------------------------
sallyira (6576)
Ira Hite
12404 460th
North Bend, WA  98045
4258883389
------------------------
hgregory (6578)
Helen Gregory
1114 Nelson St.
Sedro-Woolly, WA  98284
3608551416
------------------------
resource (6579)
No Data Available
------------------------
whitlock (6580)
Jim Whitlock
PO Box 472
2415 E Montgomery ST
Mount Vernon, WA  98274
3604288503
------------------------
deiguy (6581)
Jim Whitlock
po box 472
Mount Vernon, WA  98273
3604288503
------------------------
honebom (6582)
Jaunice Gray-Gonzales
1229 Memorial Hwy. #38
Mt. Vernon, WA  98273
3604287005
------------------------
strummer (6583)
Rob Scott
6814 Deer LN
Anacortes, WA  98221
3602993692
------------------------
collins (6585)
Susan Collins
1210 Blackburn RD
Mt. Vernon, WA  98274
3604285951
------------------------
marchome (6587)
Marc Estvold
3110 Commercial Ave.
#102 E
Anacortes, WA  98221
3602935500
------------------------
jroxf (6588)

Jim Oxford
1603 25th St.
Anacortes, WA  98221
3602930796
------------------------
snipesb (6589)
Beecher Snipes
13062 Avon Allen
Mount Vernon, WA  98273
3604248009
------------------------
lynnec (6593)
Lynne Carson
1151 North 94th St #46
Seattle, WA  98103
2065282170
------------------------
mcgoo (6594)
Peg Emerson
2706 Dundee Pl.
Anacortes, WA  98221
3602934129
------------------------
dcduffy (6595)
Dick Duffy
1825 East College Way
Mount Vernon, WA  98273
3604241154
------------------------
garland (6597)
Charley Garland
383 Alger CCC Road
Sedro-Woolly, WA  98284
3607243084
------------------------
gracie (6600)
Pam Harlow
PO Box 1442
Anacortes, WA  98221
3602932918
------------------------
bari (6603)
Bari Willard
1509 S 27th St.
Mount Vernon, WA  98274
3604249707
------------------------
jeffsm (6604)
Jeff McClelland
1684 W. Big Lake Blvd
Mt. Vernon, WA  98274
3604228200
------------------------
dpierce (6607)
Don Pierce
18039 Moores Garden Rd.
Mount Vernon, WA  98273
3604240390
------------------------
jenn (6608)
Jennifer Nymeyer
215 S 10th St. #5
Mount Vernon, WA  98273
3603361630
------------------------
kuwen (6609)
Matt Lander
3201 S 192nd apt E101
Sea Tac, WA  98188
2068787178
------------------------
bretvika (6610)
Heln Bretvick
PO Box 472
603 S. 3rd
La Conner, WA  98257
3604662912
------------------------
rubyr (6612)
Ruby Youngrin
808 Mohican Pl.
Mount Vernon, WA  98273
3604245982
------------------------
jamartin (6613)
Judy Martin
214 Avon Ave.
Burlington, WA  98233
3607550317
------------------------
fischer (6615)
Linda Fischer
15392 Rosario View Lane
Anacortes, WA  98221
3602930489
------------------------
pholmes (6619)
Paula Holmes
803 North 15th St.
Mount Vernon, WA  98273
3604243452
------------------------
steelfox (6623)
No Data Available
------------------------
awcom (6627)
No Data Available
------------------------
labels (6628)
Glenn Wright
P.O. Box 321
Bothell, WA  98048-0321
4257765200
------------------------
k1959r (6630)
Kati Helms
1854 Burkland Rd.
PO Box 874
Mount Vernon, WA  98273
3607575207
------------------------
stormy (6633)
Lam Ngo
1311 N apt #2
Anacortes, WA  98221
3602930663
------------------------
gcapshaw (6634)
Gary Capshaw
17009 NE 104th court
Redmond, WA  98052
4258816987
------------------------
rol (6635)
Rollin Potter
46268 Baker Loop Rd.
Concrete, WA  98237
3608537900
------------------------
vp41 (6640)
Eric Dunbar
4038 128th Ave SE 102
Bellevue, W  98006
4259854233
------------------------
jlogging (6643)
Rob Janicki
103 North Township
Sedro-Woolley, WA  98284
3608562068
------------------------
gtm (6644)
Darin Brewer
1708 Anderson Rd.
Mt. Vernon, WA  98273
3604166925
------------------------
hacgw (6645)
Brad Klure
1300 N. State St.  #101
Bellingham, WA  98225
3607551547
------------------------
zaccer (6646)
Zacary Lively
2917 East Backburn Rd.
Mount Vernon, WA  98274
3604246948
------------------------
deadwood (6647)
Elwood Ide
20732 NE Inglewood Hill
Redmond, WA  98053
4258364778
------------------------
jaac1961 (6650)
Jeff Chester
11401 3rd ave SE
Everett, WA  98208
4254381060
------------------------
creation (6651)
Lynn Baker
13168 Avon Allen Rd.
Mount Vernon, WA  98273
3608480991
------------------------
jerryp (6652)
Jerry Peterson
2120 165th Pl. NE
Bellevue, WA  98008
4257462099
------------------------
antecas (6653)
April Schock
P.O. 1609
North Bend, WA  98045
4258889090
------------------------
mtbcarp (6654)
Dave Carpenter
315 Alger CCC Rd.
Sedro Woolley
Wa, 98284  98284
3607243216
------------------------
johncla (6656)
John Clarkson
537 North 77th St.
Seattle, WA  98103
4259362508
------------------------
ejeerkes (6657)
Jan Eerkes
12079 Classic Pl.
Burlington, WA  98233
3607571495
------------------------
salesm (6658)
No Data Available
------------------------
salesd (6659)
Jim Itter
P.O. Box 573
La Conner, WA  98257
3604661500x299
------------------------
dolson (6660)
David Dolson
10642 Rainier Ave.
Seattle, WA  98178
2067724511
------------------------
schacht (6666)
Ken Schacht
P.O. 663
 .
La Conner, WA  98257
3604462269
------------------------
susan99 (6667)
Susan Johnson
133 State St.
Suite A
Sedro Woolley, WA  98284
3608550555
------------------------
puma (6668)

Dan Johnson
20506 Daisy Lane
Mount vernon, WA  98274
3604456609
------------------------
spradlin (6669)
Shannon Spradlin
1232 Independance Blvd.
Sedro Woolley, WA  98284
3608562646
------------------------
amtruk (6671)
Mike Ammons
PO Box 745
Sedro Woolley, WA  98284
3608569140home
------------------------
davis (6673)
Debbie Davis
3317 Butler Creek Rd.
Sedro Woolley, WA  98284
3607243433
------------------------
isa1967 (6677)
Isabel Garcia
12639 Flats Rd.
LaConner, WA  98257
3604661638
------------------------
gryf (6680)
Keith Wisnieski
5706 Sunset Ave.
Anacortes, WA  98221
3602937613
------------------------
gilpam (6681)
Pam Gilbert
5001 Heather Dr.
Anacortes, WA  98221
3602994338
------------------------
packer (6683)
Karen Packer
10611 165th Pl. NE
Redmond, WA  98052
4258836094
------------------------
meca (6684)
Mark Christ
810 Bennett St.
Sedro Wooley, WA  98284
3608551546
------------------------
cav (6687)
Mary Cavanaugh
21441 Prairie Rd.
Sedro-Woolley, WA  98284
3607243324
------------------------
catubo (6688)
Lilibeth Catubo
1016 Vera Ct.
Mount Vernon, WA  98273
3603362915
------------------------
gardngrl (6689)
Keri Knutdson
11081 Havecost
Anacortes, WA  98221
3602937313
------------------------
akelle (6690)
Angela Steinke
2070 South eddy St.
Seattle, WA  98108
2067234696
------------------------
dseward (6691)
Douglas Seward
3607 West 5th St.
Anacortes, WA  98021
3602938226
------------------------
sdvewits (6692)
Tresa Schooley
P.O. 2576
Mount Vernon, WA  98273
3604240397
------------------------
cernal (6693)
Ryan Sanders
8500 148th Ave. NE
Redmond, WA  98052
4258618156
------------------------
reedob (6694)
Thomas Reed O Beirne
2854 21st Ave. W.
Seattle, WA  98199
2062846940
------------------------
freeway (6696)
freeway .
16418 40th Dr. NE
Arlington, WA  98223
3606518561
------------------------
jimneve (6698)
Evelyn Spurling
P.O. 755
Sedro-Woolley, WA  98284
3608562194
------------------------
tls (6699)
Tamara Schorno
1205 E. Kincaid St.
Mt. Vernon, WA  98274
3603368759
------------------------
jroozen (6700)
John Roozen
18091 Moores Garden Rd.
Mount Vernon, WA  98273
3604247424
------------------------
bauerd (6701)
David Bauer
10815 115th Ct. NE  #A304
Kirkland, WA  98033
4258289822
------------------------
rbarrett (6702)
Rilla Barrett
670 Rainbow Rd.
Sedro Woolley, WA  98284
3605077328cell
------------------------
deanna (6703)
Deanna Bailey
4190 West Lake Samamish Parkway SE
Bellevue, WA  98008
4256238526
------------------------
gramma (6709)
Ruth Mason
814 Fadalgo Ave.
Anacortes, WA  98221
3602939226
------------------------
rickyc (6710)
Richard Campbell
15127 North East 24th #265
Redmond, WA  98052
4256445460
------------------------
gooday (6713)
Oren Wilson
3016 L Ave
Anacortes, WA  98221
3602931153
------------------------
deyo (6714)
Lois Deyo
18360 Valentine RD
Mount Vernon, WA  98273
3604664534
------------------------
yogababe (6715)
Robin Rothenberg
4030 356 Drive SE
Falls City, WA  98024
4252226350
------------------------
zurple (6716)
Sharron Hawkins
4211 Lupine Dr.
Mount Vernon, WA  98273
3608480663
------------------------
sikkenga (6717)
Henk Sikkenga
4402 Bowman Bay Rd.
Anacortes, WA  98221
3602939017
------------------------
mcbeth (6718)
Bob Mcafee
2402 Vista Ln.
Anacortes, WA  98221
3602930307
------------------------
mvclosco (6719)
Steve Hopkins
P.O. Box 84588
Seattle, WA  98124
3604253502
------------------------
rachael (6720)
Rachael Groothuis
20125 Forest Park Dr NE
Seattle, WA  98155
2064178262
------------------------
zim (6721)
Jim Zimmerman
11383 Walker Rd.
Mt. Vernon, WA  98273
3607570416
------------------------
gseraph (6722)
Gideon Seraphine
P.O. Box 701
Issaquah, WA  98027
4253334852
------------------------
rdbelisl (6724)
Denisle Belisle
814 Culdesac Ave.
Burlington, WA  98233
3607570736
------------------------
apfeifer (6726)
August Pfeifer
PO Box 131
LaConner, WA  98257
3608566422
------------------------
arch (6728)
John Kaguras
P.O. Box 516
LaConner, WA  98257
3604663624
------------------------
speedco (6732)
Katie Speedy
1000 N. 18th St.
Mt. Vernon, WA  98273
3604246524
------------------------
stafford (6734)
Kathy Stafford
4819 Heron Beach ln
Bow, WA  98232
3607666265
------------------------
skyhook1 (6739)
Scott Hook

13667 Trumpeter Ln.
Mount Vernon, WA  98273
3604243519
------------------------
jlindsay (6741)
Judy Lindsay
2016 13th St.
Anacortes, WA  98221
3602992928
------------------------
msroland (6743)
Renee Ishmael
2021 North Laventure Rd.  #203
Mount Vernon, WA  98273
3608481876
------------------------
uap (6744)
Larry Pritchett
P.O. Box 506
Burlington, WA  98233
3607576041
------------------------
jdjensen (6745)
Darin Jensen
P.O. 443
Mount Vernon, WA  98273
3608266306
------------------------
gordon (6746)
Gordon Ornelas
PO Box 20204
Seattle, WA  98102
2063226862
------------------------
leeh (6747)
Lee Harrison
1902 Sandlewood St.
Mount Vernon, WA  98273
3604280416
------------------------
munsey (6749)
Ben Munsey
PO Box 1158
La Conner, WA  98257
3604662203
------------------------
bamorri (6751)
Brian Morrison
203 Judy Ave.
Burlington, WA  98233
3607576980
------------------------
pevanson (6752)
Paul Evanson
369 Friday Creek Rd.
Burlington, WA  98233
3607244049
------------------------
fibrex (6753)
No Data Available
------------------------
feather (6755)
William Feather
22821 Knapp Rd.
Mount Vernon, WA  98273
3604246464
------------------------
march (6757)
Christine Hudgins
14301 415th Avenue SE
North Bend, WA  98045
4258314976
------------------------
sbluhm (6759)
Steven Bluhm
10217 Sammish Islnd Rd.
Bow, WA  98232
3607664236
------------------------
anglshrt (6760)
Derryl Schuetz
13061 S. Wild Wood LN
Anacortes, WA  98221
3602932995
------------------------
gelineau (6761)
Grant Gelineau
11599 Marihugh Pl.
Mt. Vernon, WA  98273
3607571416
------------------------
swade (6762)
Stan Wade
19974 Gages Ln.
Burlington, WA  98233
3607573814
------------------------
sally (6764)
Sally Miller
12816 Marine Dr.
Anacortes, WA  98221
3602932046
------------------------
millers (6765)
Nick Miller
P.O. Box 1241
Anacortes, WA  98221
3602936267
------------------------
mikeshan (6767)
Shannon Shipley
579 Innis Creek RD
Acme, WA  98220
3605952750
------------------------
kelley (6770)
Kai Kelley
13466 Janicki Rd.
Sedro Woolley, WA  98284
3607571750
------------------------
gragra (6771)
Phyllis Wilson
16551 Country Club Dr.
Burlington, WA  98233
3607572311
------------------------
sibox (6773)
Todd Clark
15825 NE Leary Way #2
Redmond, WA  98052
4258697061
------------------------
cooper (6776)
Dell Cooper
29018 28th Ave NW
Stanwood, WA  98292
3606294126
------------------------
sandrad (6778)
Sandra DieVendors
3724 Trumpeter Ct.
Mt. Vernon, WA  98274
3604248488
------------------------
nick (6779)
Nick Bogden
P.O. Box 2023
Redmond, WA  98052
4258615920
------------------------
cdperry (6780)
Carol Perry
7787 Farm To Market Road
Bow, WA  98232
3607667023
------------------------
dtbrewer (6782)
Susan Brewer
17624 Bennett Road
Mount Vernon, WA  98273
3608489628
------------------------
yoda (6783)
Dolores Holliman
918 Apache Dr North
Mount Vernon, WA  98273
3604248101
------------------------
mrcab (6784)
Mark Brummer
511 T Ave. #7
Anacortes, WA  98221
3602930959
------------------------
schluter (6787)
Roland Shlueter
900 University St.
#7-D
Seattle, WA  98101
2063823269
------------------------
hjschupp (6789)
Harry Schuppenhauer
2610 E. Section St. #37
Mt. Vernon, WA  98274
3604288657
------------------------
bldrjim (6790)
Sheila Daut
P.O. Box 2485
Mount Vernon, WA  98273
3604247414
------------------------
sweetma (6791)
Andy Bradley
123 E. Lawrence St.
Mount Vernon, WA  98273
3603360961
------------------------
fred (6794)
Fred Fredlund
151 Hulbush Ln. #212
Burlington, WA  98233
3607571010
------------------------
fbc (6795)
Mike Loomis
P.O. Box 1646
Mount Vernon, WA  98273
3604282916
------------------------
friends (6797)
Barbara Schaeffer
PO Box 512
Mt. Vernon, WA  98273
3603369906
------------------------
fowlerbj (6799)
Joan Fowler
17060 Gailee Dr.
Burlington, WA  98233
3607572752
------------------------
sorcie (6800)
Donald Sorcie
1450 Sudden Valley
Bellingham, WA  98226
3602992619
------------------------
aws (6801)
Greg Halvorson
14021 Bradshaw Rd.
Mount Vernon, WA  98273
3604247444
------------------------
sexy (6802)
Gloria Hupy
po box 741
LaConner, WA  98257
3604664200
------------------------
kquillin (6803)
Kimberly Quillin
2264 Douglass RD  #1
Ferndale, WA  98248
3603803499

------------------------
jkwest (6805)
Kathy West
1901 South 6th Street
Mount Vernon, WA  98273
3603365474
------------------------
erhard (6806)
Duane Erhard
4210 Montgomery Pl.
Mount Vernon, WA  98274
3604245343
------------------------
rja (6807)
Bob Ashby
17414 433rd Pl. SE
NorthBend, WA  98045
4258315768
------------------------
dirtydan (6808)
Dan Sipe
11435 Whisple Lake Rd.
Anacortes, WA  98221
3602936033
------------------------
lotekpc (6809)
Jeremy Stotler
1108 East Hazel #2
Burlington, WA  98233
3607555222
------------------------
rwatkins (6812)
Linda Watkins
P.O. Box 428
Burlington, WA  98233
3607579025
------------------------
crob5302 (6813)
Cheryl Robinson
5302 Sterling Drive
Anacortes, WA  98221
3602992613
------------------------
belgians (6816)
Amity Lloyd
21290 Tyee Rd.
Mount Vernon, WA  98274
3604450204
------------------------
bcpowers (6817)
Brett Powers
13694 Bay View Rd.
Mount Vernon, WA  98273
3607571303
------------------------
bevr (6818)
Beverly Riggles
3709 Trumpter Ct.
Mount Vernon, WA  98273
3604245725
------------------------
adam (6819)
Adam Ross
2501 148th Ave. SE
Apt E3
Bellevue, WA  98007
4256445307
------------------------
genesis (6823)
David Carter
P.O. 2242
Mount Vernon, WA  98273
3604226767
------------------------
bobnrob (6824)
Bob Duranceau
234 East Baker View RD
#206
Bellingham, WA  98226
3606500040
------------------------
peachy (6825)
Kendra Woods
1377 Monroe St.
Burlington, WA  98233
3607550403
------------------------
dwaschke (6827)
David Waschke
PO Box 428
Burlington, WA  98233
3606761524
------------------------
azazell (6828)
Jerry Miller
310 Mertle St. Apt 206
Mount Vernon, WA  98273
3603361068
------------------------
lmullen (6829)
Lisa Muller
12610 Thompson RD
Anacortes, WA  98221
3602933108
------------------------
bendigo (6830)
Patti Bendigo
22681 Amick Rd.
Mt. Vernon, WA  98274
3604227924
------------------------
ahanley (6831)
Art Hanley
19453 E. Hickox Rd.
Mount Vernon, WA  98274
3604247888
------------------------
chansen (6832)
Carl Hansen
1510 East Montgomery St.
Mount Vernon, WA  98274
3604246199
------------------------
schauer (6833)
Ron Schauer
12699 Merrifield Rd.
Sedro Woolley, WA  98284
3608564014
------------------------
ktssw (6839)
Kerry Wuethrich
414 South 30th St.
Mount Vernon, WA  98274
3604249697
------------------------
mimidwa (6840)
Hulah Davenport
3941 226th ple SE unit 302
Issaquah, WA  98029
4253138950
------------------------
jguay (6842)
Joseph Guay
545 Fir Ln.
Sedro Woolley, WA  98284
3605952077
------------------------
dreed (6843)
David Reed
783 Hamilton Cemetary Road
Sedro Woolley, WA  98284
3608263931
------------------------
emory (6846)
John Emory
1811 Walter st.
Mount Vernon, WA  98273-5257
3603363398
------------------------
wcf (6849)
Wayne Frisbie
2510 Austin Ln. #151
Mount Vernon, WA  98273
3604283942
------------------------
mathgirl (6851)
Lorien Weaver
915 North 9th St. #B
Mount Vernon, WA  98273
3604160978
------------------------
goertz (6852)
Marty Goertz
20358 Eric St.
Mt. Vernon, WA  98274
3604288739
------------------------
rezell (6853)
Robert Ezell
2117 12Th St.
Anacortes, WA  98221
3602990685
------------------------
antigo (6854)
Mike Larson
16003 Benson Rd.
Bow, WA  98232
3607572575
------------------------
crogro (6855)
Cindy Oakes
PO Box 3552
Seattle, WA  98124
4252276170
------------------------
boba (6856)
Robert Ames
3407 Woburn St. Apt 13
Bellingham, WA  98226
3607151366
------------------------
mrkablam (6860)
Bryan Dean
2146 Baseline Road
Boulder, CO  80832
3035459223
------------------------
marxgirl (6862)
Vicky Richter Richter
600 N. North Reed Street 39
Sedro Woolley, WA  98284
3608565908
------------------------
kdix (6864)
Kevin Dix
717 11th St. #2
Bellingham, WA  98225
3607520654
------------------------
mdalzell (6866)
Mavis Dalzell
9047 Glen Eagle Dr.
Blain, WA  98230
3603717281
------------------------
krissr (6867)
Kriss Rainwater
22389 Suenic Drive
Sedro Woolley, WA  98284
3608561191
------------------------
johnm15 (6868)
John Marinkov
956 S. Falcon Rd.
Camano Island, WA  98292
3603877645
------------------------
mdhieb (6869)
Marshall Hieb
1307 17th St.
Anacortes, WA  98221
3602930227
------------------------
seanf (6872)
Sean Flynn
10128 416th Ave. SE

North Bend, WA  98045
4258315344
------------------------
avalanch (6875)
Gary Smith
110-B N. First St.
Mount Vernon, WA  98273
3604287814
------------------------
heller (6877)
David Heller
12323 Francis St.
Burlington, WA  98233
3607571613
------------------------
trafton (6879)
Mike Trafton
4534 Sharpe RD
Anacortes, WA  98221
3602993278
------------------------
hastnw (6882)
Neil Hastings
705 Talcott St.
Sedro-Woolley, WA  98284
3608550239
------------------------
shobiz (6883)
James Bonholzer
102 Shelter Bay Dr.
Laconner, WA  98257
3604663012
------------------------
jkrause (6884)
Jim Krause
2906 Sunset Dr.
Bellingham, WA  98225
3607152177
------------------------
willis (6885)
Arlene Willis
1739 Cascade Vista
Burlington, WA  98233
3607570766
------------------------
murph (6886)
Marge Wise
7640 Fruitdale Rd
Sedro Woolley, WA  98284-5021
3608560041
------------------------
dhuether (6887)
David Huether
15325 185th CT. NE
Woodinville, WA  98072
4258815362
------------------------
sullivan (6888)
Scott Sillivan
P.O. 73
Rockport, WA  98283
3608537328
------------------------
fireball (6890)
Gary Cummins
19973 Hillvue Pl.
Burlington, WA  98233
3607570425
------------------------
gbunney (6892)
Gary Bunney
1312 South 27th Street
Mount Vernon, WA  98274
3604246230
------------------------
mooreles (6893)
Renee Moore
205 South West Clark St.
#C-6
Issaquah, WA  98027
4253130932
------------------------
stipton (6894)
Shahla Tipton
13901 NE 175th St. #100
Woodinvill, WA  98072
4254835100
------------------------
ironman (6895)
Kelly Palmgren
8092 Cabin Creek RD
Burlington, WA  98284
3607574025
------------------------
terrapin (6896)
Virgina McGuinn
2220 40th Ave East
Seattle, WA  98112
2063222384
------------------------
nafp (6899)
Peter Harrett
P.O. 39
Mount Vernon, WA  98273
3608481226
------------------------
bishops (6900)
Lyall Bishop
1705 South 10th Street
Mount Vernon, WA  98274
3603365218
------------------------
lustidf (6901)
Dave Lustick
2732 N. 27th
Mount Vernon, WA  98273
3604247306
------------------------
gilesaj (6902)
Jerry Giles
774 Shelter Bay dr.
LaConner, WA  98257
3604664563
------------------------
leelatt (6903)
Steve Latt
1822 Double Creek Lane
Sedro Woolley, WA  98284
3607245004
------------------------
rschleif (6905)
Robert Schleiff
911 N. 12th
Mt. Vernon, WA  98273-2501
3607088045
------------------------
juanitas (6906)
Juanita Schleiff
911 N. 12th
Mt. Vernon, WA  98273-2501
3604247811
------------------------
crummy (6907)
Randy Crumrine
19969 Parson Crk Rd.
Sedro-Woolly, WA  98284
3607243056
------------------------
biederma (6910)
Joanne Biederman
11196 O. Ave
Anacortes, WA  98221
3602930575
------------------------
lanes (6911)
Ralph Lane
7029 Worline Rd.
Bow, WA  98232
3607665219
------------------------
pnwyacht (6913)
Ernie Armstrong
1909 Skyline Way
Suite 101 A
Anacortes, WA  98221
3602934320
------------------------
dfnow (6914)
David W Friedman
19928 Bothell Everett Highway
#821
Bothell, WA  98012
4254835325
------------------------
jdubtdub (6916)
Jefrey Williams
po box 565
Clearlake, WA  98235
3608565481
------------------------
jslater (6918)
Jerry Slater
400 10Th Ave.
Seattle, WA  98122
2066219229
------------------------
asc (6922)
Don Dickenson
14851 Jefferson St.
Anacortes, WA  98221
3602935256
------------------------
sabrams (6923)
No Data Available
------------------------
bunnies (6929)
Suzanne Knutson
3115 V. Pl.
Anacortes, WA  98221
3602938037
------------------------
sil (6930)
William Fields
413 S. 27th St.
Mt. Vernon, WA  98274
3604245320
------------------------
mikechar (6932)
Charlene Griffin
331 E. Magnolia St.
Burlington, WA  98233
3607559284
------------------------
rack (6933)
Shaun Goodman
 .
731 W. Division
Mt. Vernon, WA  98273
3604282665
------------------------
hyvrik (6935)
Peggy Lee
805 Goldenrod Road - Room #24
Burlington, WA  98233
3607574021
------------------------
myrtles (6937)
Barb Froling
2722 N Laventure Rd.
Mount Vernon, WA  98273
3604240539
------------------------
mlee (6938)
Mary Ann Lee
404 East Harrison St
Apt 303
Seattle, WA  98102-5248
2063252477
------------------------
dolphins (6941)
Kelly Iverson
1401 Blackberry Dr.
Mount Vernon, WA  98273

3603365221
------------------------
janetss (6942)
Janet Saunders
PO Box 614
La Conner, WA  98257
3604662066
------------------------
peragrin (6943)
Dan Smith
609 N. 16th St.
Mt. Vernon, WA  98273
3604248494
------------------------
belden (6944)
Kathy Belden
4214 W. Lake Samamish Parkway NE.
Apt #305
Redmond, WA  98052
4258838870
------------------------
ticknor2 (6945)
Debbie Ticknor
119 South 10th
Mount Vernon, WA  98274
3603363724
------------------------
kat (6946)
Rita Pace
1622 N 26th St. Apt 201
Mount Vernon, WA  98273
3604165282
------------------------
forr (6947)
Francis Orr
1617 32nd st.
Anacortes, WA  98221
3602933491
------------------------
vplamar (6948)
Vern LaMar
14704 51st Ave SE
Everett, WA  98208
4253852100
------------------------
md311 (6949)
Matt Delbosque
23460 Hoogdal Rd.
Sedro-Woolley, WA  98284
3608564819
------------------------
gizmo (6950)
William Blix
4099 San Juan Blvd
Anacortes, WA  98221
3602934249
------------------------
marble (6952)
Robin Laulainen
20225 Bothell Everett Highway #0122
Bothell, WA  98012
4258068863
------------------------
tgc (6953)
Terence Carroll
709 s 1st St.
Mount Vernon, WA  98273
3603366532
------------------------
mstever (6954)
Martin Stever
3405 172nd Ave NE
Bellevue, WA  98008
4254978915
------------------------
mdavis (6958)
Matt Davis
3818 Ridge Way
Mount Vernon, WA  98273
3604243429
------------------------
cschmidt (6961)
Carol Dolgoff Schmidt
1202 35th St.
Anacortes, WA  98221
3602993332
------------------------
cmp (6962)
Cyndi Phillips
 .
 ., .  .
3604244995
------------------------
tcobann (6963)
Thomas O Bannon
287 N. Sunset Dr.
Camino Is., WA  98292
3603874212
------------------------
mouse (6965)
Alicia Jones
6751 Farm to Market Rd.
Bow, WA  98232
3607664232
------------------------
coho (6967)
Mark Lungberg
P.O. 1046
Anacortes, WA  98221
3602936983
------------------------
magoo (6968)
Ed Crowder
P.O. 116
53936 Rockport Cascade RD
Rockport, WA  98283
3608539522
------------------------
ejbech (6969)
Edward Bechtel
1224 Burlingame Rd
Mount Vernon, WA  98274
3604280397
------------------------
crevling (6970)
Joe Creveling
25404 144th PL SE
Kent, WA  98042
2536315480
------------------------
titan (6971)
Chris Brooks
5198 N.P. Rd.
Sedro-Woolley, WA  98294
3603333397
------------------------
bpjensen (6973)
Paul Jensen
1532 East Hasel St.
Mount Vernon, WA  98274
3604249461
------------------------
kbrink (6974)
Kathie Brinks
811 A South 22nd Place
Mount Vernon, WA  98273
3608489370
------------------------
realty (6975)
Tracey Olsen
711 Commercial Ave.
Anacortes, WA  98221
3602994310
------------------------
loghome (6976)
Joyce Vadjinia
P.O. 494
North Bend, WA  98045
4258880873
------------------------
magins (6977)
Magnolia Inshurance
3424 West McGraw St.
P.O. 99085
Seattle, WA  98199
2062844886
------------------------
hobbick (6978)
Herman Hobbick
PO Box 914
Mount Vernon, WA  98273
3604228500
------------------------
ksmcdon (6981)
Tom McDonald
13239 111Ct.
,
Kirkland, WA  98034
4258251462
------------------------
ruby (6982)
Cecilie Beaudin
14284 Eye of the Island Rd.
Anacortes, WA  98221
3602939519
------------------------
brooklyn (6983)
Tom Shanahan
P.O. 1732
North Bend, WA  98045
4258883552
------------------------
lia (6986)
Lia Biddle
2201 N Laventure Rd #3
Mount Vernon, WA  98273
3604285756
------------------------
wilkins (6990)
Carmen Wilkins
19817 Dry Slough Rd.
Mount Vernon, WA  98273
3604555037
------------------------
gbrunion (6991)
Bernice Runion
813 Kodiak Dr.
Burlington, WA  98233
3607572944
------------------------
rmiller (6992)
Ray Miller
13256 NE 20th
Suite 11
Bellevue, WA  98005
4256030055
------------------------
finch (6994)
Ken Finch
1007 Bennett st.
Sedro Woolley, WA  98284
3608551085
------------------------
paradome (6997)
Peter Moothart
P.O. 1182
LaConner, WA  98257
3604661067
------------------------
ascott (6998)
Arnetta Scott
12413 Downy Rd.
La Conner, WA  98257
3604661093
------------------------
amathews (6999)
Aimee Mathews
11747 NE 1St st #220
Bellevue, WA  98005
4254510384
------------------------
katsvo (7000)
Kathy Svoboda
1206 Maddison Park Dr.
Mount Vernon, WA  98273

3604281859
------------------------
phoeffer (7001)
Paul Hoeffer
13528 Lake Road
Lynnwood, WA  98037
4257413603
------------------------
yves (7002)
Jay Lauffer
1835 NE 59th Ct.
Unit C202
Redmond, WA  98025
4258829439
------------------------
reinecke (7005)
No Data Available
------------------------
bthomas (7006)
Ben Thomas
845 Burling Game Rd.
Mount Vernon, WA  98274
3608480169
------------------------
dmurry (7007)
No Data Available
------------------------
tporter (7008)
No Data Available
------------------------
vlenzi (7009)
No Data Available
------------------------
sjohnson (7010)
No Data Available
------------------------
mlama (7011)
No Data Available
------------------------
kbrock (7012)
No Data Available
------------------------
cutshall (7013)
No Data Available
------------------------
bdaley (7014)
No Data Available
------------------------
gardiner (7015)
No Data Available
------------------------
alawson (7016)
No Data Available
------------------------
mgrace (7017)
No Data Available
------------------------
jdowens (7018)
James Owens
1200 Mill Creek Blvd.
#A-104
Mill Creek, WA  98012
4253579746
------------------------
bacus (7020)
Amy Reed
7883 Mont Vista Dr.
Sedro Woolley, WA  98284
3608549405
------------------------
ducsea (7021)
No Data Available
------------------------
merlin (7022)
Ernest Rinn
1400 North 30th #170
Mount Vernon, WA  98274
3604241891
------------------------
yerda (7026)
Yerda Yersley
468 Nez Perce Pl.
PO Box 1209
La Conner, WA  98257
3604662411
------------------------
ctrueman (7028)
William Trueman
31870 St. Rt. 20
Sedro Woolley, WA  98284
3608263672
------------------------
cnchouck (7029)
Carly Houck
2107 33Rd ST.
Anacortes, WA  98221
3602998350
------------------------
bidhit (7032)
Tim Black
18702 N. Creek Pkwy.
Suite 204
Bothell, WA  98011
4254243660
------------------------
gordonl (7033)
Gordon Graham
20602 Nelson Ln.  #10
Burlington, WA  98233
3607577047
------------------------
roederer (7034)
Bernard Roederer
18460 Pull and Be Damned Rd.
La Conner, WA  98257
3604665085
------------------------
abrown (7035)
Ann Brown
16163 Andal Ln.
Mount Vernon, WA  98274
3604226416
------------------------
kjoregan (7036)
Kevin O Regan
407 Evergreen
PO Box 502
Mount Vernon, WA  98273
3603362421
------------------------
getbrett (7038)
Brett Hanson
4825 Chuckanut Dr.
Bow, WA  98232
3607664011
------------------------
jburwash (7039)
Janice Burwash
12213 Chinook DR
Burlington, WA  98233
3607572381
------------------------
wryoung (7040)
William Young
13820 South SE 5th ST
Bellevue, WA  98005
4256417529
------------------------
ronc (7041)
Ron Craswell
11001 153rd Ave NE
Redmond, WA  98052
4255580159
------------------------
idagene (7042)
Gene Whidden
11369 Galbreath
Burlington, WA  98233
3607570257
------------------------
ianr (7045)
Ian Reandeau
9301 Avondale Rd NE #D1019
Redmond, WA  98052
3604608395
------------------------
ampconw (7046)
Paul Zepernick
4520 B St. NW
Suite B
Auburn, WA  98001
4258069318
------------------------
scotslad (7047)
Peter M. Leslie
9902 2nd Ave S.
Seattle, WA  98108
2067623248
------------------------
ckerber (7048)
No Data Available
------------------------
jmorris (7049)
No Data Available
------------------------
ender (7050)
Samuel Williams
16524 NE 37th St.
Apt W2068
Redmond, WA  98052
4258836095
------------------------
vlester (7052)
Vince Lester
4502 - 166th Place N.E.
Redmond, WA  98052
4258837240
------------------------
chalk (7053)
Ron Sawyer
1206 Anderson Rd.
Mt Vernon, WA  98274
3604280923
------------------------
cpalmer (7054)
Craig Palmer
2610 Blackberry Ln.
Bellingham, WA  98226
3607381653
------------------------
lderyckx (7055)
Lucas Deryckx
23002 27th Ave SE
Unit #11-304
Bothell, WA 98021
2066013391cell
------------------------
swolden (7058)
Harry Wolden
2021 N Laventure Rd.
Condo 202
Mount Vernon, WA  98273
3604243260
------------------------
bmassi (7059)
Brian Massingale
P.O. Box 143
Concrete, WA  98237
3608537141
------------------------
helenm (7061)
Helen L. McDaniels
1120 S. 25th St. #21
Mount Vernon, WA  98274
3604243181
------------------------
plasma (7062)
Rebecca Gunderson
4738 Sammish Point Rd.
Bow, WA  98232
3607665275
------------------------
kristlt (7063)
Kristl Torset
315 S. 3rd
Mt. Vernon, WA  98273

3603369317
------------------------
lacy (7064)
Steve Lacy
1813 10th St.
Anacortes, WA  98221
3602936319
------------------------
bobc (7065)
Bob Coyner
po box 668
North Bend, WA  98045
4258880687
------------------------
stewart (7066)
Matt Stewart
19649 E Conway Hill Ln.
Mount Vernon, WA  98274
3604454062
------------------------
jyochum (7067)
No Data Available
------------------------
dland (7068)
Dave Anderson
228 Alger Cain Lake Road
Sedro-Woolley,  WA  98284
3607247021
------------------------
delacruz (7069)
Pamela Delacruz
17366 Lake View Blvd
Mount Vernon, WA  98274
3604225701
------------------------
bchurch (7070)
Jean Scanzon
11747 NE 1st Street Suite 202
Bellevue, WA  98005
4254551440
------------------------
jlander (7071)
Jean Scanzon
11747 NE 1st St.
Bellevue, WA  98005
4254551440
------------------------
missholy (7072)
Shane Gildnes
504 E. Washington Ave
Burlington, WA  98233
3607550910
------------------------
donnab (7073)
Donna Brock
10906 157th Ct NE
Redmond, WA  98052
4258697737
------------------------
elearly (7075)
Epp Early
6979 Danya Pl.
Sedro Woolley, WA  98284
3608562786friend
------------------------
escher (7076)
Jim Giroux
7117 Steal Head LN.
Burlington, WA  98233
3607577476
------------------------
trout (7077)
Brook Johnson
948 Fidalgo St.
Sedro Woolley, WA  98284
3608552656
------------------------
chaka44 (7080)
Beverly Conn
P.O. Box 1142
La Conner, WA  98257
3608566954
------------------------
sallyh (7081)
No Data Available
------------------------
dmcnall (7082)
Doug McNall
11009 41st Ave. SE
Everett, WA  98208
4253570669
------------------------
webpi (7084)
William Meehan
35504 SE Kinsey St.
Snoqualmie, WA  98065
4253965077
------------------------
sneathb (7085)
Barbara Sneath
10815 115th Pt. NE
Apt. A304
Kirkland, WA  98033
4258289822
------------------------
dillsr (7086)
Randy Dills
1504 Shirly Ln.
Mount Vernon, WA  98274
3604247523
------------------------
jsteele (7087)
No Data Available
------------------------
anna (7090)
Anna Khoutxaysana
 .
 ., .  .
4252771575
------------------------
bowhill (7091)
Denny Smith
17410 Allen Rd.
Bow, WA  98232
3607578748
------------------------
tom4955 (7092)
Tom Mattingly
403 North 21st #2
Mount Vernon, WA  98273
3604245471
------------------------
jboon (7093)
Jeff Boon
17567 Moore Rd.
Mount Vernon, WA  98273
3604452906
------------------------
furrowfm (7095)
Dave Furrow
1441 E. Rio Vista
Burlington, WA  98233
3607550267
------------------------
cadillac (7097)
David Christianson
18754 Pederson Ln.
Mt. Vernon, WA  98273
3604249181
------------------------
stiles (7098)
Cody Stiles
49 Willow Ln. Apt. C
Mt. Vernon, WA  98273
3604241190
------------------------
jgm (7101)
Jim Metternich
P.O. Box 1600
Anacortes, WA  98221
3605589175
------------------------
ajanicki (7103)
Anne Janicki
8150 Garden of Eden Rd.
Sedro Woolley, WA  98284
3608566620
------------------------
khp2 (7104)
Paul Swanson
605 Marshal St.
Sedro-Woolley, WA  98284
3608559732
------------------------
tuni (7105)
Carla Andrews
P.O. 532
Concret
wa, WA  98237
3608537749
------------------------
lanii (7107)
Lanii Chapman
1700 153rd Ave. NE #F-253
Bellevue, WA  98007
4259499530
------------------------
security (7109)
Security First Mortgage
2625 Meridian
Suite A
Bellingham, WA  98225
3607551549
------------------------
gas (7111)
George Anderson
4014 31st Ave West
Seattle, WA  98119
2062821561
------------------------
theresa (7112)
Theresa Hibberd
3111 Ferry Ave
#A-103
Bellingham, WA  98225
3607569898
------------------------
ljames (7113)
Linda James
2720 Comercial AVE
Anacortes, WA  98221
3602999433
------------------------
sbanks (7114)
No Data Available
------------------------
ejohnson (7117)
Earl Johnson
16555 Country Club Dr.
Burlington, WA  98233
3607576833
------------------------
papam (7118)
Jeff D`Angelo
P.O. Box 645
1710 Commercial AVE
Anacortes, WA  98221
3605889056
------------------------
dawnz (7119)
Anthony Zimmerman
6246 Old Guide Rd. #4
Bellingham, WA  98226
3603980162
------------------------
regan (7120)
Jerrold Regan
3118 Colony Mt. Dr.
Bow, WA  98232
3607660121
------------------------
lisa13 (7121)
No Data Available
------------------------
ellenb (7122)
Ellen Broom
724 State St.

Sedro Woolley, WA  98284
3608551531
------------------------
cairn (7123)
John Hempelmann
701 5th Ave - 70th floor
Seattle, WA  98104
6043983414
------------------------
daman (7124)
Ryan Daman
1025 S. 30th St.
Mount Vernon, WA  98274
3604241347
------------------------
hergw (7125)
No Data Available
------------------------
gruber (7127)
Lisa Gruber
3603 B Michelle Ln.
Anacortes, WA  98221
3602993425
------------------------
jaeger (7128)
James Garner
19879 Parson Creek Rd.
Sedro-Woolley, WA  98284
3607242202
------------------------
dciwood (7129)
Elwood Ide
P.O. Box 218
Anacortes, WA  98221
3602936608
------------------------
dcitech (7130)
Robert Lord
P.O. Box 218
Anacortes, WA  98221
3602936608
------------------------
dciexec (7131)
Michael Nelson
P.O. Box 218
Anacortes, WA  98221
3602936608
------------------------
elvire (7132)
Elvire Kelton
416 Widnor Dr.
Mount Vernon, WA  98274
3608489620
------------------------
atf (7134)
Anton Fisher
1416 Douglas St.
Mount Vernon, WA  98273
3603366826
------------------------
angus (7138)
John Angus
4218 Oakes Ave.
Anacortes, WA  98221
3602936392
------------------------
impulse1 (7139)
Lisette Goff-Maness
PMB 217  520 128th St SW
Suite A1
Everett, WA  98204
18005682785
------------------------
jackwsr (7140)
Jack Warkentin Sr.
17820 Kamb Rd.
Mt. Vernon, WA  98273
3604246072
------------------------
apex (7141)
Perry Wollam
2309 32nd St.
Anacortes, WA  98221
3602990770
------------------------
magaston (7142)
Margaret A Gaston
118 S. 12th St.
Mount Vernon, WA  98274
3603363754
------------------------
gensbump (7143)
Leonard Fowler
1810 N 21st st.
Mount Vernon, WA  98273
3604240030
------------------------
fitz (7145)
Ann Fitzmaurice
17215 NE 98th CT
Redmond, WA  98052
4255580847
------------------------
gfleisch (7146)
Gary Fleischer
1212 Hartford Ave.
Anacortes, WA  98221
3602990555
------------------------
swebb (7149)
Steve Webb
2301 42nd Pl.
Anacortes, WA  98221
3602999238
------------------------
erictwen (7150)
Eric Wen
15850 NE 40th St.
B209
Redmond, WA  98052
4258816722
------------------------
zappo (7151)
George Haigh
906 N. 12th
Mount Vernon, WA  98273
3604163338
------------------------
gbbeck (7152)
Beth Beck
27710 Old HWY 99
Stanwood, WA  98292
3606294006
------------------------
jackbrug (7154)
Jack Bruggenkamp
20225 Bothell Everett Hwy
Apt 223
Bothell, WA  98012
4254857360
------------------------
djnward (7157)
Dick Ward
3615 Silver Beach AVE
Bellingham, WA  98226
3607343950
------------------------
ejprince (7158)
Eileen Prince
8078 Russell Rd.
Concrete, WA  98237
3608263758
------------------------
habanero (7160)
David Nettles
211 S 11th St
Mount Vernon, WA  98274
3603363676
------------------------
sceptre (7161)
Mike Hall
2902 13th St apt 3A
Everett, WA  98201
n/a
------------------------
pebo (7162)
John Bryant
814 Cul De sac #b
Burlington, WA  98233
3607070289
------------------------
rsb (7163)
Ronald Brougham
6635 Preston-Fall City Road
Fall City, WA  98024
4252225044
------------------------
jlhudd (7165)
Jay Huddleston
1110 12th St.
Anacortes, WA  98221-2104
3602939312
------------------------
banks (7167)
Tom Banks
19064 West Big Lake Blvd.
Mount Vernon, WA  98274
3604227133
------------------------
buhrow (7169)
Gladis Buhrow
7633 Medford Rd.
Sedro-Woolley, WA  98284
3608263210
------------------------
guzzi (7170)
702 E. Washington Av l;jh
702 E Washington Ave
Burlington, WA  98233
3607551197
------------------------
eems (7171)
Erynn Stephan
1107 S. 3rd St.
Apt 304
Mount Vernon, WA  98273
3603362576
------------------------
sboer (7173)
Steve Boer
2309 Monica Dr.
Mount Vernon, WA  98273
3604246810
------------------------
ithaqua (7174)
Jesper Myrfors
1012 4th Street
Snohomish, WA  98290
3605688343
------------------------
haitken (7175)
No Data Available
------------------------
mcleanf2 (7176)
Krista Salinas
15908 McLean Rd.
Mount Vernon, WA  98273
3604247590commish
------------------------
paca (7179)
Pat Little
20806 Marien Dr. #5
Standwood, WA  98292
3606540564
------------------------
catden (7184)
Dennis Chard
18519 South West View Rd.
Mount Vernon, WA  98274
3604229549
------------------------
mudman (7185)
Mary Udman
12056 Hilynn DR
Burlington, WA  98233
3607578815
------------------------
eoil (7187)

Michelle McKinnon
18126 St. Rt. 9
Mt. Vernon, WA  98274
3604228093
------------------------
lisaney (7190)
Lisa Ney
815 I Ave.
Anacortes, WA  98221
3602998802
------------------------
akwong (7191)
No Data Available
------------------------
sromani (7192)
No Data Available
------------------------
btt1 (7193)
Steven Cornett
Bullseye Testing Technology
P.O. Box 3428
Redmond, WA  98073
4258616438
------------------------
eerkes (7194)
Debra and Steeve Eerkes
2227 N LaVenture Rd.
Mount Vernon, WA  98273
3604240643
------------------------
prudence (7195)
Connie Powers
824 S. 11th ST
Mount Vernon, WA  98274
3604199095
------------------------
lisab (7196)
Lisa Baldonado
774 Shelter Bay Dr.
LaConner, WA  98257
3604664563
------------------------
webwrite (7198)
No Data Available
------------------------
training (7199)
No Data Available
------------------------
primo (7200)
Vicky Primozich
P.O. Box 1733
Anacortes, WA  98221
3602999604
------------------------
bnk (7201)
No Data Available
------------------------
rpwjones (7202)
Patty Jones
1108 E. Hazel Ave. #1
Burlington, WA  98233
3607551210
------------------------
arnie (7203)
Arnie Donovan Donovan
po box 408
Burlington, WA  98233
3607577001
------------------------
yandj (7204)
Jan Eisenman
16727 32nd Ave NE
Seattle, WA  98155
2063642263
------------------------
ian (7205)
Ian Powers
18659 Abbey Place
Bellingham, WA  98226
3607243328
------------------------
dsommer (7210)
David Sommer
1210 E. Denny Wy
Apt. Lower
Seattle, WA  98122
2067268691
------------------------
bluemax (7212)
Charlie Phair
100 South LaVenture
#1
Mount Vernon, WA  98273
3608480145
------------------------
cci (7213)
Reggie Nelson
1256 Hwy 20
Anacortes, WA  98221
3602933588
------------------------
elazich (7214)
Eli Lazich
21027 NE 33rd Pl.
Redmond, WA  98053
4258365001
------------------------
romac (7215)
Loreen Savidge
500 108th AVE NE
suite 1780
Bellevue, WA 98004
4256880154fax
------------------------
clarkson (7216)
Randy Clarkson
2116 - 186 Place SE
Bothell, WA  98012
4254816906
------------------------
baitkins (7218)
Bruce Aitkins
13350 NE 61st St.
Kirkland, WA  98033
4258859681
------------------------
kdoane (7219)
Karen Doane
11747 NE 1St st #220
Bellevue, WA  98005
4254510384
------------------------
sgilbert (7221)
Suzy Gilbert
17269 Lakeview blvd.
Mount Vernon, WA  98274
3604221210
------------------------
stacie (7222)
Stacie Rajkovics
1012 4th Street
Snohomish, WA  98290
3605688343
------------------------
lees (7223)
John Lee
212 Kay Ave.
Burlington, WA  98233
3607574240
------------------------
jhughes (7224)
Joe Hughes
PO 268
Kirkland, WA  98083
4258036817
------------------------
nancyj (7225)
Nancy Juneby
1011 Greenleaf Ave.
Burlington, WA  98233
3607550102
------------------------
deseger (7226)
David Seger
2502 Shannon Point Rd.
Anacortes, WA  98221
3602934456
------------------------
tmcnall (7228)
Doug McNall
11009 41st Ave. SE
Everett, WA  98208
4252390023
------------------------
georgeb (7230)
George Barnych
2100 196th SW
Suite 125
Lynnwood, WA  98036
4258142948
------------------------
eitner (7232)
Keith Eitner
4222 Montgomery Place
Mount Vernon, WA  98274
3608481026
------------------------
kld55 (7234)
Katherine Detore
3218 SW Genesee
Seattle, WA  98126
2069370079
------------------------
vickiw (7236)
Vicki Wyman
31200 23rd ave south
Federal Way, WA  98003
2539415859
------------------------
charmc (7239)
No Data Available
------------------------
terloh (7240)
Tso Wai Fong Loh
5136 188th Pl. NE
Redmond, WA  98052
4258368887
------------------------
stevebri (7241)
Steven Bridgeland
7818 140th Pl. NE
Redmond, WA  98052
4258693965
------------------------
roxygirl (7242)
Elizabeth Bird
26488 Old Day Creek RD
Sedro Woolley, WA  98284
3608562444
------------------------
mitchn (7243)
Mitch Nadler
1831 226th Pl NE
Redmond, WA  98053
4257044866
------------------------
catherin (7246)
Catherine Morse
3308 118th Ave. SE
Apt P-101
Bellevue, WA  98005
4256533744
------------------------
murray (7247)
David Boyd
11501 Whistle Lk rd.
Anacortes, WA  98221
3602937827
------------------------
heichel (7248)
Melinda Heichel
1319 Silver Springs Wy.
Stanwood, WA  98292
3606293360
------------------------
lhvh (7251)
Michael Sherman

14979 Gibralter Rd.
Anacortes, WA  98221
3602938485
------------------------
kcalavan (7252)
Kelly Calavan
1116 State St.
Sedro Woolley, WA  98284
3608540468
------------------------
jrchurch (7254)
John Church
P.O. 532
LaConner, WA  98257
3604663339
------------------------
sdwines (7255)
Douglas Wines
12404 E. Gibson Rd.
Apt. B212
Everett, WA  98204
4253486896
------------------------
adams (7256)
Cecil Adams
2102 Commercial Ave. Apt 11
Anacortes, WA  98221
3605880143
------------------------
timbro (7258)
Tim Brodhacker
17014 NE 38th Pl
Bellevue, WA  98008
4258950279
------------------------
jlsgw (7259)
No Data Available
------------------------
jerre (7261)
No Data Available
------------------------
goldwing (7262)
Joe Finley
1338 Cryspal Ln.
Burlington, WA  98233
3607571279
------------------------
ptlaw (7263)
Law Offices of Paul Taylor
3302 Cedardale Rd.
Suite C100
Mount Vernon, WA  98274
3604166900
------------------------
david (7264)
Regency 1st Construction
405 NW Gilman Blvd.
Issaquah, WA  98027
4253924813
------------------------
jack (7265)
Regency 1st Construction
405 NW Gilman Blvd.
Issaquah, WA  98027
4253924813
------------------------
karenb (7266)
Karen Benedict
1401 151st Ave. NE
Bellevue, WA  98007
4256439012
------------------------
fiori (7268)
Terry Tooley
1424 4th Ave #1030
Seattle, WA  98101
2066229811
------------------------
marshall (7270)
Robert Foster
6806 131st St. NE
Snohomish, WA  98296
4253552469
------------------------
muni (7271)
Dennis Glatting
18607 NE 57th St.
Attn - Dennis Glatting
Redmond, WA  98052
4258951351
------------------------
cbrown (7272)
Shelli Brown
5561 Knight Rd.
Bellingham, WA  98226
3605925082
------------------------
jandm (7275)
Jeff Olsen
1641 Rock Creek Ridge Blvd
North Bend, WA  98045
4258884250
------------------------
amitch (7276)
Andy Mitchell
18626 Beardslee Blvd  #B203
Bothell, WA  98011
4254883289
------------------------
raydon (7277)
Don Christian
209 South 20th St.
Mount Vernon, WA  98274
3608481015
------------------------
basic1 (7278)
Scott Tolbert
24982 Minkler Rd
#28
Sedro-Woolley, WA  98284
3608549159
------------------------
emrlfarm (7279)
Keith Egbert
14794 Allen West Rd
Bow, WA  98232
3607570704
------------------------
jillwest (7280)
Jill West
2302 35th Ct.
Anacortes, WA  98221
3602991221
------------------------
etm (7281)
Eric Mathews
24068 Westview Dr.
Mount Veronon, WA  98273
3604229105
------------------------
hulberts (7282)
Toni Hulbert
20521 Dry Slough Rd.
Mount Vernon, WA  98273
3604454565
------------------------
gkelley (7283)
George Kelley
82 Swinomish Drive
Laconner, WA  98257
3604663658
------------------------
neffis (7287)
Ernie Neff
1320 Riverside Dr.
Suite E200
Mount Vernon, WA  98273
3604286935
------------------------
bettyloh (7288)
Betty Loh
5333 189 Ave NE
Redmond, WA  98052
4258362898
------------------------
ltate (7289)
Larry Tate
622 East Washington Ave.
Burlington, WA  98233
3607557030
------------------------
sbla (7290)
No Data Available
------------------------
sweeney (7291)
Sweeney Interprizes
117 North 1st Sweet 49
Mount Vernon, WA  98273
3603363332
------------------------
swiddop (7292)
Sarah Widdop
P.O. Box 29
La Conner, WA  98257
3604662515
------------------------
curtowen (7293)
Curtis Owen
7131 Ranger Station Rd.
Marblemount, WA  98267
3608734415
------------------------
rshoward (7295)
Roger Howard
18449 Andis Pl.
Burlington, WA  98233
3607570450
------------------------
bllnldy (7297)
Sharon Cole
18517 Andis Rd.
Burlington, WA  98233
3607571124
------------------------
omsa (7298)
Ronald Guttu
2210 Kulshan View
Mount Vernon, WA  98273
3604246300
------------------------
dlp (7299)
David Paplow
15524 17th St.
Apt O418
Bellevue, WA  98007
4258650491
------------------------
betsy (7300)
Betsy Phinney
1639 Humboldt St.
Bellingham, WA  98225
3607568025
------------------------
ning (7301)
Charles Ake
2025 Bothell Everett Hwy
Apt 2315
Bothell, WA  98012
4254866714
------------------------
wendland (7302)
Keith and Helen Wendland
17008 Gailee Dr
Burlington, WA  98233
3607572852
------------------------
ablass (7303)
August Blass
4830 119th Pl. NE
Kirkland, WA  98033
4258276304
------------------------
assets (7305)
Christina Kiemel

P.O. 190
LaConner, WA  98257
3604660420
------------------------
donas (7306)
No Data Available
------------------------
shh (7307)
Linda Quarles
405 Hoag Rd.
Mt. Vernon, WA  98273
3604240333
------------------------
jimbo (7308)
Jim Sande
31305 Pioneer Hwy.
Stanwood, WA  98292
3606296821
------------------------
skintner (7309)
Steve Kintner
32201 NE 25th Ln.
Carnation, WA  98014
4253336027orcell2068900493
------------------------
jansen (7310)
Ellen Jansen
3702 Trumpeter Ct.
Mount Vernon, WA  98273
3604286084
------------------------
gunnin4u (7311)
Patrick Albee
4017 B 167th St. NE
Arlington, WA  98223
3606511746
------------------------
oldbook5 (7312)
Brian Harvitz
218 Main St.
Suite 268
Kirkland, WA  98033
4258229685
------------------------
choice (7313)
Robert Clark
1715 Market St. Suite 100
Kirkland, WA  98033
4257396565
------------------------
canchor (7318)
Craig Kennedy
6842 Salmon Beach Rd.
Anacortes, WA  98221
3602991036
------------------------
dfish (7319)
David Fish
2406 Cindy Place.
Mount Vernon, WA  98274
3607082633
------------------------
yellow (7320)
Garry Hackley
728 Marshall Ave
Sedro Woolley, WA  98284-1945
3608566071
------------------------
mjyoung (7321)
Mike Young
3710 Fidalgo Bay Rd.
Anacortes, WA  98221
3602934236
------------------------
jilybean (7324)
No Data Available
------------------------
dust2 (7326)
Dustinz Email box
 .....
MoeVill, WA  98666
------------------------
redbaron (7327)
Brian Yaw
17304 Olympic Place
Mount Vernon, WA  98274
3604288711
------------------------
balodis (7328)
Patty Balodis
512 Warrener St.
Sedro-Woolley, WA  98284
3608559128
------------------------
harmony (7329)
Harmony Campbell
23231 58th Ave. S.
Kent, WA  98032
2538545522
------------------------
bcglisa (7330)
Paul ?
1275 12th Ave NW
Suite #4
Issaquah, WA  98027
2063915000
------------------------
xfolder (7331)
Chad Estes
19707 44th Ave West
#101
Lynwood, WA  98036
4259222504
------------------------
marciam (7338)
Marcia Caputo
805 6th St.
Anacortes, WA  98221
3602935262
------------------------
lchan (7339)
No Data Available
------------------------
nate (7340)
Nathan Lumzer
2237 N 106th st.
apt 330
Seattle, WA  98133
2064176179
------------------------
beno (7344)
Ben Ocean
6006 Parkside Dr.
#3
Anacortes, WA  98221
3602936298
------------------------
chrys (7345)
Ben Ocean
6006 Parkside Dr.
#3
Anacortes, WA  98221
3602936298
------------------------
listenup (7350)
Jill Hughes
20302 Skagit City Rd.
Mount Vernon, WA  98273
3604452707
------------------------
bayshore (7352)
Mike Remmenga
406 1/2 Commercial Ave #6
Anacortes, WA  98221
3602992399
------------------------
frog (7355)
William Carrel Carrel
20814 NE 26th Pl.
Redmond, WA  98053
4258683057
------------------------
jalopy (7357)
Jeff Rossmeissl
23978 Pavilian Dr.
Mt. Vernon, WA  98274
3604453041
------------------------
codeman (7358)
Sherrie Thompson
5081 Wildlife Acres Ln.
Sedro-Woolley, WA  98284
3607243002
------------------------
nickbl (7359)
Sue Blair
52 Swinomish Dr.
LaConner, WA  98257
3604660540
------------------------
swan (7361)
Daniel Ritchie
908 NE 5th St.
North Bend, WA  98045
4258882576
------------------------
danep (7363)
Dane Petersen
16646 NE 46th St.
Redmond, WA  98052
4258830853
------------------------
weech (7364)
Connie Weech
1001 N. 14th St
Mount Vernon, WA  98273
3604245840
------------------------
acjames (7365)
Amanda James
13068 d Aric Rd
Bow, WA  98232
3607660317
------------------------
nks (7366)
Nancy Schwartz
4511 West dravun
Seattle, WA  98199
2062835161
------------------------
tnj (7367)
No Data Available
------------------------
ashby (7370)
Vernon Ashby
5201 Kigs Way
Anacortes, WA  98221
3602936909
------------------------
salhi (7371)
Samer Salhi
13611 NE 39th St.
#2042
Bellevue, WA  98007
4258857216
------------------------
pswinstn (7374)
Sharla Winston
12306 172nd St. NE
Arlington, WA  98223
3604351523
------------------------
schimke (7375)
Jed Schimke
16970 Colony Rd.
Bow, WA  98232
3607666070
------------------------
glbock (7376)
Gerald Bock
1888 Coal Bunker Rd.
Sedro Woolley, WA  98284
3607243352
------------------------
wilbot (7377)
Bonnie Wilson

16608 NE 132nd St.
Redmond, WA  98052
4258818607
------------------------
anneg (7379)
Anne Grenner
11747 NE 1st St. #220
Bellevue, WA  98005
4254551440
------------------------
boyce (7380)
Boyce Vick
703 Q Ave #3
Anacortes, WA  98221
3602999649
------------------------
kara (7382)
Darren Sesby
20748 English Rd.
Mount Vernon, WA  98274
3604451016
------------------------
bonzo (7385)
Goff Andrist
158 Heritage Pl
Apt 150
Burlington, WA  98233
3607577026
------------------------
sarahr (7386)
Kyle Rutherford
24595 State Rt 20
Sedro-Woolley, WA  98284
3608565143
------------------------
patricia (7387)
Patricia Shannon
1005 S. 3rd
Mount Vernon, WA  98273
3603369712
------------------------
bmears (7388)
Bill Mears
2988 East College Way
Mount Vernon, WA  98273
3608489630
------------------------
rural (7389)
Debbie Donaldson
8003 267th St NW
Stanwood, WA  98292
3606292001
------------------------
barbt (7390)
Barbara Todd
18727 Fisherman s Loop
Burlington, WA  98233
3607577904
------------------------
benbobbi (7391)
Roberta Fischer
231 Manito Dr.
Mount Vernon, WA  98273
3604243049
------------------------
cloomis (7392)
Chris Loomis
0wn3ed Residence
Mount Vernon, WA  98273
3604286017
------------------------
viking (7393)
Kerry Shourds
P.O. 327
LaConner, WA  98257
3604662639
------------------------
georgeta (7394)
Paul Ulici
9215 166th Pl NE
Redmond, WA  98052
4258619077
------------------------
sundean (7396)
Scott Sundean
17015 Kamb Rd.
Mount Vernon, WA  98273
3604287988
------------------------
ironmike (7397)
Ira Orton
P.O. 126
Rockport, WA  98283
3608732013
------------------------
jaschen (7398)
Jeff Aschenbrenner
2019 S. Paradise Rd.
Camano Is., WA  98292
3603871856
------------------------
rspencer (7399)
Richard Spencer
4412 San Juan Ave
Anacortes, WA  98221-1102
3602999213
------------------------
juant (7400)
Juan Trinidad
7407 153rd Ct. NE
Redmond, WA  98052
4258859335
------------------------
mike4 (7401)
Mike Buchholz
6117 Lawrence Rd.
Everson, WA  98247
3609662169
------------------------
ntc (7402)
Nolan Conrad
45706 Main St.
Concrete, WA  98237
3608538013
------------------------
lwenke (7403)
Laura Wenke
16028 44th Ave West #10
Lynnwood, WA  98037
4257458858
------------------------
billrepr (7405)
Bill Hunter
11150 North 2nd
Mount Vernon, WA  98273
3607572264
------------------------
mfoliart (7407)
Mariana Foliart
16653 Mountain View Rd.
Mount Vernon, WA  98274
3604228549
------------------------
toml (7408)
Tom Lamborn
43309 SE Ceder Falls Way
NorthBend, WA  98045
4258886458
------------------------
grizzel (7410)
Jeff and Amy Grizzel
1207 S 13th St
Mount Vernon, WA  98274
3604240862
------------------------
greg2 (7411)
Gregory Smith
1332 192nd St. SE #10
Bothell, WA  98021
4254853407
------------------------
empower (7413)
Tom Frishkorn
13611 Mashi
Anacortes, WA  98221
3602933618
------------------------
kjeatty (7415)
Kenneth Evans
506 main
Mount Vernon, WA  98273
3604199191
------------------------
cionet (7416)
Jon Albrecht
P.O. Box 1131
Mount Vernon, WA  98273
3608489591
------------------------
genev (7417)
Gene Van Pelt
21028-2 80th Place W.
Edmonds, WA  98026
4257763289
------------------------
redsonja (7419)
Holly Nettles
211 S 11th St
Mount Vernon, WA  98274
3603363676
------------------------
chewy (7420)
Tim Holloran
211 Claremont Pl.
Mt. Vernon, WA  98274
3604285704
------------------------
hokyfn (7421)
Michael Wagner
35870 Shangri-La Drive
Sedro Woolley, WA  98284
3608263030
------------------------
studhaus (7422)
No Data Available
------------------------
dchiabai (7425)
Dana Chiabai
15689 Yokeko Dr.
Anacortes, WA  98221
3602934734
------------------------
aamohawk (7426)
Eugene Anderson
20814 Hermway Heights Rd.
Mount Vernon, WA  29874
3604451033
------------------------
jmcdonld (7427)
Joe McDonald
P.O. Box 556
LaConner, WA  98257
3604660235
------------------------
dhoxie (7428)
Deana Hoxie
1601 M Ave #5
Anacortes, WA  98221
3602932155
------------------------
ericar (7429)
No Data Available
------------------------
foxfour (7430)
Bob Fox
16831 Gailee Dr.
Burlington, WA  98233
3607579793
------------------------
zaclinn (7431)
Alden Linn
18332 Ashworth Ave N.
Shoreline, WA  98133
2065331936
------------------------
monty (7434)
David Montanaro

1075 Bellevue Wy. #162
Bellevue, WA  98004
2064991910
------------------------
martoni (7435)
Michael Martonick
18022 Amble Side CT.
Alrington, WA  98223
3604353423
------------------------
ntugshr (7436)
Doug Recker
11367 Heggins Airport Way.
Burlington, WA  98233
3607578847
------------------------
mmusicbe (7437)
Jenny Stephens
1420 Roosevelt Ave.
Suite 2
Mount Vernon, WA  98273
3607081887
------------------------
mmusicma (7438)
Jenny Stephens
1420 Roosevelt Ave
Suite 2
Mount Vernon, WA  98273
3607081887
------------------------
rocitmn (7439)
Peggie Riedell
1835 9 Andis Pl.
Burlington, WA  98233
3607574536
------------------------
cjfoote (7440)
No Data Available
------------------------
karenp (7441)
Karen Pauley
P.O. Box 1743
Mount Vernon, WA  98273
3604245449
------------------------
stesim (7442)
Steve Simmons
24311 16th Ave. S.
Seattle, WA  98198
2068246023
------------------------
yosh (7443)
Johsua Oliphant
11450 Verginia Ln
Sedro-Woolley  , WA  98284
3608562738
------------------------
opminc (7444)
Lance Pirkle
516 South 1st
Mount Vernon, WA  98273
3603363626
------------------------
swanson (7445)
Lisa Swanson
9907 Dan St.
LaConner, WA  98257
3604661801
------------------------
randyt (7446)
Randy Turner
P.O. Box 2572
Mount Vernon, WA  98273
3604248555x3005
------------------------
polli (7447)
Randy Turner
P.O. Box 2572
Mount Vernon, WA  98273
3604248555x3005
------------------------
capnvw (7452)
Nathan Jones
1109 8th St.
Anacortes, WA  98221
3605888821
------------------------
davidday (7453)
David Day
816 E. Fairhaven Ave.
Burlington, WA  98233
3607550611
------------------------
conley (7454)
Mary Lu Conley
20879 W. Bulson Rd.
Mt. Vernon, WA  98274
3604452721
------------------------
stephie (7455)
Stephanie Belon
1400 William way
Mount Vernon, WA  29873
360421122777
------------------------
westgard (7456)
Greg Martin
926 South 28th
Mount Vernon, WA  98274
3604244675
------------------------
tmiedema (7458)
Tracy Miedema
22603 Buchanan St.
Mount Vernon, WA  98273
3608549621
------------------------
wah64 (7459)
John Hwatt
769 Summer Set Way.
Sedro-Woolley, WA  98284
3604663836
------------------------
ghageman (7460)
Gene Hageman
24025 Bothell-Everett Highway SE
box # 14
Bothell, WA  98021
4258913428
------------------------
aruck (7461)
April Rucker
8653 Avondale Rd #B203
Redmond, WA  98052
4258672461home
------------------------
cowboy (7462)
David Vincent
18463 Blueberry Ln. SE
T 302
Monroe, WA  98272
3608638982
------------------------
colintc (7463)
Colin Sands
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
briantc (7464)
Brian Wolfe
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
pattitc (7465)
Patti Sands
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
davetc (7466)
Dave Walker
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
jefftc (7467)
Jeff Knapp
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
jyrkitc (7468)
Jyrki Koivuharju
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
dianes (7469)
Diane Steigleder .
4337 182nd Pl SE
Issaquah, WA  98027
4256415484
------------------------
trico2 (7471)
Trico Contracting
P.O. Box 409
Burlington, WA  98233
3607572373
------------------------
tee (7473)
Tee Houston-Aldridge
11747 NE 1st St.
Suite 220
Bellevue, WA  98005
4254510384
------------------------
louise (7474)
Louise Augenstein
3801 W 3rd St.
Anacortes, WA  98221
3602935833
------------------------
s111 (7475)
Sandi Hocking
17194 Dunbar Rd.
 .
Mount Vernon, WA  98273
3604246734
------------------------
deerpark (7477)
Scott Lemke
33082 Deer Park Lane
Mount Vernon, WA  98273
3604226803
------------------------
waidi (7479)
Irene Waidelich
1922 S. Wall St.
Mt. Vernon, WA  98273
3603360992
------------------------
dgleigh (7480)
Doug Leigh
Debolte Plumbing
P.O. Box 555
Carnation, WA  98014
4254517173
------------------------
choxsey (7481)
Chris Hoxsey
P.O. Box 555
Carnation, WA  98014
4254517173
------------------------
jmitchel (7482)
Jim Mitchell
P.O. Box 555
Carnation, WA  98014
4254517173
------------------------
maestro (7484)
Vicki L. Cohen
1405 Heather Ln.

Sedro-Woolley, WA  98284
3608565635
------------------------
tthomas (7485)
Tom Johnson
2214 Highway 9 #31
Mount Vernon, WA  98274
3604213102
------------------------
nelsonho (7486)
Ho Ho Ygun
1414 K Auto St.
Mount Vernon, WA  98273
3604243917
------------------------
cohara (7487)
 . .
 .
 ., .  .
------------------------
jhg (7488)
No Data Available
------------------------
wannble (7489)
Martin Hendricks
24542 Wicker Rd.
Sedro-Woolley, WA  98284
3608562958
------------------------
paddy (7490)
Kathleen Self
718 South Section
Burlington, WA  98233
3607550638
------------------------
robert (7491)
Amy Fischer
202A Pioneer Drive
Burlington, WA  98233
3607573571
------------------------
pfhoward (7492)
Pat Howard
1505 S. 18th St.
Mount Vernon, WA  98274
3604247348
------------------------
indigo (7493)
Sean Gervais
14807 Valley View Dr.
Mount Vernon, WA  98273
3604249001
------------------------
smoldane (7494)
Steven Moldane
3309 142nd Pl NE
Bellevue, WA  98007
4253762830
------------------------
idoutlaw (7495)
Tony Scott
General
Burlington, WA  98233
3607578654
------------------------
lyn (7496)
No Data Available
------------------------
jordanew (7497)
Jon New
1717 M Ave.
Anacortes, WA  98221
3602999072
------------------------
westsafe (7498)
Robert Welch
321 West Washington #315
Mount Vernon, WA  98273
3603369578
------------------------
zeke (7499)
Zeke White
502 Deerhaven In
Bow, WA  98232
3607700394
------------------------
skclosco (7500)
Larry O Neil
241 Lander ST
Seattle, WA  98124
2067938743
------------------------
bird (7501)
Edna Killgore
15796 Sneeoosh Rd.
LaConner, WA  98257
3604664114
------------------------
lmrc (7502)
Lisa Pearson
P.O. Box 413
Burlington, WA  98233
3607557012
------------------------
ciogw (7503)
No Data Available
------------------------
greens (7504)
Monica Green
1500 A East College Way
Mount Vernon, WA  98273
3608480559
------------------------
drjones (7505)
No Data Available
------------------------
jbarrett (7506)
Jason Barrett
1020 University #301
Seattle, WA  98101
2063419371
------------------------
tmggw (7507)
Joel Pratt
11555 Northup Way
Bellevue, WA  98004
4257399407
------------------------
jconnoll (7508)
Sarah-Jo Gahm
24909 NE 108th ST
Redmond, WA  98053
unknown
------------------------
benson (7509)
Ruby Benson
1108 Borseth Rd.
Sedro-Woolley, WA  98284
3608561079
------------------------
millissa (7510)
Millisa Meuendorf
P.O. Box 55
Mount Vernon, WA  98273
3608263383
------------------------
iantc39 (7511)
Ian Cassinos
P.O. Box 253
Lyman, WA  98263
3608263565
------------------------
anabus (7512)
Patty Colby - Anacortes School Distr
2201 37th St.
Anacortes, WA  98221
3602931223
------------------------
amanuel (7513)
Anita Manuel
P.O. Box 1858
Eastsound, WA  98245
MtVernon3603366136
------------------------
vatoloco (7514)
Ryan Evans
506 Main St.
Mt. Vernon, WA  98273
3603365520
------------------------
sam (7515)
Barry Verrall
21430 Bluejay Pl.
Mount Vernon, WA  98274
3604452153
------------------------
laurel (7516)
Laurel Treiber
1218 Alpine View Dr.
Mount Vernon, WA  98274
3604280961
------------------------
jimme (7517)
Jim Meredith
16479 NE 46th St.
Redmond, WA  98052
4257029321
------------------------

                                  EXHIBIT 1.1.4

                              INTELLECTUAL PROPERTY

Account Management Suite:

NewUser v2.0 (/usr/local/adm/bin/newuser)

This program is used to create new CNW accounts of different types.

Extend v2.1.2 (/usr/local/adm/bin/extend)

This program is used to extend CNW accounts when prepayment is received. This is used daily to process all payments.

ModUser v2.0 (/usr/local/adm/bin/moduser)

This program is used to modify certain attributes of CNW accounts. These include expiration date, account type, account features, and account name.

UserStat v1.0 (/usr/local/adm/bin/userstat)

This program is used by the staff to quickly determine information about a specific account.

Count v2.0 (/usr/local/adm/bin/count)

This program is used by the staff (mostly Alex) to view a snapshot of the current number of active users, sorted by account type.

Expire v1.0 (/usr/local/adm/bin/expire)

This program is used to manually expire an account before the expiration date has been reached. This is usually done for lack of payment or early termination of an account.

CNW Account Management v1.2.5 (acctmgt.cgi)

This is a web based tool that, when finished, will replace most of our existing command line based tools. Currently, it provides information about accounts such as contact name and address, billing name and address, as well as session history and account activity.

Proclogs v1.0 (/usr/local/adm/etc/proclogs.pl)

This program runs automatically at midnight in order to process and sort the RADIUS accounting logs while they are still in text format. This will probably go away soon.

RADIUS2SQL v1.1 (/usr/local/adm/etc/radius2sql.pl)

This program is automatically run in order to import text-based RADIUS accounting logs into our SQL database. Once in the SQL database, these logs become much easier to manage and view.

UserCheck v1.2 (/usr/local/adm/etc/userck.pl)

This program runs automatically every night. It is responsible for expiring accounts and warning users if their expiration dates are close.

UpdateDatabase v2.0 (/usr/local/adm/etc/updatedb)

This program runs automatically every half-hour and after any changes made to accounts. It is responsible for creating the RADIUS users database so dialup users can authenticate. It uses a configuration file called updatedb.cf.

                                   EXHIBIT 1.2

                                 EXCLUDED ASSETS

1. Cash.

2. Accounts Receivable which accrued before Closing.

3. The legal entity Connect Northwest Internet Services, L.L.C.

4. Refunds due on telecommunications services on telephone number 360-312-0201 which accrued before Closing.

5. All rights and remedies arising out of the following action:

CONNECT NORTHWEST INTERNET SERVICES, LLC vs.  CTX
MORTGAGE COMPANY, Skagit Co. Superior Court Docket 99-2-00656-1.

                                   EXHIBIT 2.1

                          PERMITTED ASSUMED LIABILITIES

A. ACCOUNTS PAYABLE TO BE ASSUMED BY BUYER.

None.

B. ADDITIONAL PERMITTED LIABLILITIES TO BE ASSUMED AT CLOSING:

None

C. UNEARNED REVENUE: DEFINED AND QUANTIFIED AS OF OCTOBER 1, 1999

Unearned revenue is estimated to be $135,000. This is calculated as follows: the average number of days service which is prepaid is 87 days per customer. The average revenue per customer per month is $19.50. The estimated number of customers is 2025.

In addition, there is an estimated unearned revenue balance of $20,000 arising out of customer accounts which are billed through paper invoices which are sent through the U.S. Mail.

                                  EXHIBIT 3.1.2

                   EQUIPMENT LEASES TO BE ASSUMED OR PAID OFF

                                   PURSUANT TO

             SECTION 3.1.2 ("EQUIPMENT LEASE ASSUMPTION AND PAYOFF")

Equipment Leases Assumed or to be paid off and value therof..

Financial Pacific. Lease Agreement number 117163.01 dated 10/14/97 by and between Financial Pacific Co. and Connect Northwest Internet Services L.L.C. Lessee is in default if it attempts to transfer the equipment. Includes personal guaranty by James Fick and Alex Free. Payoff amount: $24,574.67.

GTE Leasing. Lease Finance and Security Agreement number 001-2015071-001 dated 7/21/97 by and between GTE Leasing Corporation and Connect Northwest Internet Services, LLC. Payoff amount: $3,126.10.

Leasecomm. Lease dated September 30, 1997 by and between Leasecomm and Connect Northwest Internet Services, L.L.C. for credit card terminal. (Copy of lease is not available.) Payoff amount: $1,052.16.

ATEL Business Credit/Livingston Capital. Lease Agreement number 71063 dated 5/20/97 by and between Livingston Enterprises, Inc. and Connect Northwest Internet Serivces, LLC. Includes personal guaranty by James Fick and Alex Free. Payoff amount: $2,698.71.

The Manifest Group. Equipment Lease Agreement number 618263 dated 10/17/97 by and between The Manifest Group and Connect Northwest Internet Services L.L.C. Lessee has no right to assign the agreement. Includes personal guaranty by James Fick and Alex Free. Payoff amount: $12,031.31.

Unicyn Funding. Lease number 0014931 dated 7/30/97 by and between Unicyn Funding Group, Inc. and Connect Northwest Interent Services, LLC. Lease is assignable with Lessor's prior written consent. Includes personal guaranty by James Fick and Alex Free. Payoff amount: $17,867.88.

United Capital. Lease number 10070 dated 11/19/97 by and between United Capital, LLC and Connect Northwest Internet Services LLC. Lease is assignable with Lessor's prior written consent. Includes personal guaranty by James Fick and Alex Free. Payoff amount: $8,816.78.

Pursuant to the above disclosure by Seller , and for purposes of Sections 3.1.2 and 3.1.3 of this Agreement, the Equipment Lease Assumption and Payoff amount is $ 70,164.61

                                   EXHIBIT 3.2

                          ALLOCATION OF PURCHASE PRICE

The parties agree that the purchase price should be allocated as follows:

    ---------------------------------------------------------------------
                   Item                          Purchase Price
    ---------------------------------------------------------------------
    Fixed Assets                                    $100,000
    ---------------------------------------------------------------------
    Inventory                                             $0
    ---------------------------------------------------------------------
    Customer Accounts/Goodwill                    $1,300,000
    ---------------------------------------------------------------------
    Market Adjustment/Goodwill                            $X (at closing)
    ---------------------------------------------------------------------
    Total                                     $1,400,000 + X (at closing)
    ---------------------------------------------------------------------

                                   EXHIBIT 5.1

                              EMPLOYMENT AGREEMENT

                                     between

                               CYPOST CORPORATION

                                       and

                                    Alex Free

October 20, 1999

Alex Free

Dear Sir:

Re: Employment Contract

The following are the terms and conditions upon which CyPost Corporation (the "Company") or its subsidiary is prepared to employ you and upon which you have agreed to be employed with the Company. By signing this letter agreement you accept the following terms and conditions:

1.    Work Duties

      You will carry out the duties and responsibilities of the position of Manager of ISP Technologies Washington State.

2.    Term of Employment

      The Company will employ you for a three (3) year period, starting October 26, 1999 and ending October 25, 2002, provided that this agreement shall be automatically renewed, unless notice of non-renewal is effected by either party with written notice of non-renewal at least 30 days prior to the expiry of the then applicable term of this agreement, in which case this agreement will expire on the last day of such term.

3.    Salary and Benefits

3.1 Subject to the other terms and conditions of this agreement, the Company agrees to pay to you a base salary of $42,000 per annum, subject to such annual increases as the Company determines to be effective on the anniversary of each year of this agreement.

3.2 In addition to your base salary, if the Company's retained earnings at the end of the previous fiscal year are positive, the Company will award you a bonus in accordance with Schedule A for a current fiscal year but not otherwise.

3.3 You shall be entitled to participate in a Company-wide stock option plan as may be instituted by the Company.

4.    Vacation

4.1 You will be entitled to paid vacation of four (4) weeks per calendar year provided that no more than two (2) weeks may be taken consecutively.

4.2 Your vacation will not be cumulative from year to year, nor will you be paid in lieu of vacation not taken in a year.

5.    Health, Retirement and Welfare Benefits

5.1 The Company will pay the premiums for existing medical and other benefit plans as altered, amended, introduced or discontinued from time to time by the Company or its carrier(s). Policy documents govern benefit entitlement.

6.    Expenses

      In accordance with policies formulated by the Company from time to time, and with particulars special to your employment, if any, specified in Schedule A, you will be reimbursed for all reasonable travelling and other expenses actually and properly incurred by you in connection with the performance of your duties and functions. For all such expenses, you will be required to keep proper accounts and to furnish statements and vouchers to the Company within 30 days after the date the expenses are incurred.

7.    Service to the Company

7.1 During the term of your employment by the Company, unless otherwise authorized in writing by the Company, you will well and faithfully serve the Company, promote its interests and devote the whole of your working time, attention and energy to the business and the affairs of the Company.

7.2 During the term of your employment by the Company, you will devote substantially all of your time and effort to fulfilling your duties as Manager ISP Technology Washington State.

8.    Confidentiality

      All business and trade secrets and confidential information and knowledge which you may acquire during the continuance of your employment with the Company related to the business and the affairs of the Company (collectively the "Confidential Information"), will for all purposes and at all times, both during the continuance of your employment and at all times thereafter, be held by you in trust for the exclusive benefit of the Company. Neither during the term of your employment nor at any time thereafter shall you disclose to any corporation, firm or person other than the Company, any of the Confidential Information of the Company, nor will you use for any purposes other than those expressly authorized by the Company any such Confidential Information. This paragraph does not apply to any information which would be found in the public domain.

9.    Termination

9.1 In the event of cause, the Company may terminate your employment at any time without notice. For the purposes of this agreement, cause is limited to your death or serious incapacity, your conviction of a felony offence or where you have been guilty of serious misconduct of duty, incompetence, conduct incompatible with your duties or prejudicial to the Company's business or wilful disobedience of the Company's orders in a matter of substance.

9.2 In the absence of cause, the following resignation and termination provisions apply:

      (a) you may resign your employment on giving the Company thirty (30) days' prior written notice of the effective date of your resignation.

      (b) the Company may terminate your employment, in which case, you will receive twelve (12) months base salary as severance.

      10.   Post Termination restrictions

      Reference is hereby made to that certain Non-Competition Agreement, dated October __, 1999, by and between the Company, Employee and other parties (the "Non-Competition Agreement"). Employee shall comply with the terms and conditions of such Non-Competition Agreement during the term as set forth therein, which term includes the period Employee is employed by Company. Any breach of such Non-Competition Agreement shall constitute a breach of this Agreement.

      11.   Law of the Contract

            Any dispute relating to the terms of this employment agreement will be resolved pursuant to the laws of Washington State.

If you are prepared to accept employment with the Company on the foregoing terms, kindly confirm your acceptance and agreement by signing the enclosed duplicate copy of this letter where indicated and return one copy to us.

We ask you to fully consider all of the above terms and to obtain any advice you feel is necessary, including legal advice, before you execute this agreement. We will not accept delivery of this agreement from you today to ensure that you have the opportunity to consider these terms and seek advice. If you are not agreeable to the terms as set out herein, kindly advise us within one week.

Yours very truly,

CyPost Corporation


By:
    -------------------------
     Steve Berry, President

ACCEPTED AND AGREED TO THIS ___DAY OF OCTOBER, 1999. I HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF EMPLOYMENT SET OUT IN THIS LETTER AGREEMENT. I HAVE BEEN GIVEN FULL OPPORTUNITY TO CONSULT LEGAL ADVISORS OF MY CHOOSING.


-----------------------------
Alex Free

                                   SCHEDULE A

Expenses

Business telecommunications charges covered. No allowance for auto expenses and leases. Travel Expenses will be paid in full (including car expenses) if approved by CyPost prior to the travel. Expenses for business use of personal vehicles will be reimbursed at the mileage rates adopted by the United States Internal Revenue Services at the time that expense is incurred.

Bonus

As related to the business carried on by Connect Northwest, LLC before the purchase by Cypost Corporation and continued thereafter:

Net Income is equal to Gross Income less Expenses

On a fiscal yearly basis:

o 5% of base salary if Net Income exceeds projected targeted for that fiscal year

o 5% of base salary if Net Income exceeds projected targets for all quarters of a fiscal year

On a fiscal quarterly basis:

o 10% of the amount by which Net Income exceeds projected target if excess is in the range of 11 and 14% inclusive

o 15% of the amount by which Net Income exceeds projected target if excess is in the range of 16 and 19% inclusive

o 20% of the amount by which Net Income exceeds projected target if excess is 21% or higher

All bonuses are payable two months after fiscal year end except in the case of quarterly bonuses which are payable one month after quarterly end

                                   EXHIBIT 5.2

                              EMPLOYMENT AGREEMENT

                                     between

                               CYPOST CORPORATION

                                       and

                                  James P. Fick

October 20, 1999

Jim Fick

Dear Sir:

Re:  Employment Contract

The following are the terms and conditions upon which CyPost Corporation (the "Company") or its subsidiary is prepared to employ you and upon which you have agreed to be employed with the Company. By signing this letter agreement you accept the following terms and conditions:

1.    Work Duties

      You will carry out the duties and responsibilities of the position of Manager of Administration ISP Division Washington State.

2.    Term of Employment

      The Company will employ you for a one (1) year period, starting October 26, 1999 and ending October 25, 2000, this agreement will expire on the last day of such term.

3.    Salary and Benefits

3.1 Subject to the other terms and conditions of this agreement, the Company agrees to pay to you a base salary of $36,000 per annum, subject to such annual increases as the Company determines to be effective on the anniversary of each year of this agreement.

3.2 In addition to your base salary, if the Company's retained earnings at the end of the previous fiscal year are positive, the Company will award you a bonus in accordance with Schedule A for a current fiscal year but not otherwise.

3.3 You shall be entitled to participate in a Company-wide stock option plan as may be instituted by the Company.

4.    Vacation

4.1 You will be entitled to paid vacation of four (4) weeks per calendar year provided that no more than two (2) weeks may be taken consecutively.

4.2 Your vacation will not be cumulative from year to year, nor will you be paid in lieu of vacation not taken in a year.

5.    Health, Retirement and Welfare Benefits

5.1 The Company will pay the premiums for existing medical and other benefit plans as altered, amended, introduced or discontinued from time to time by the Company or its carrier(s). Policy documents govern benefit entitlement.

6.    Expenses

      In accordance with policies formulated by the Company from time to time, and with particulars special to your employment, if any, specified in Schedule A, you will be reimbursed for all reasonable travelling and other expenses actually and properly incurred by you in connection with the performance of your duties and functions. For all such expenses, you will be required to keep proper accounts and to furnish statements and vouchers to the Company within 30 days after the date the expenses are incurred.

7.    Service to the Company

7.1 During the term of your employment by the Company, unless otherwise authorized in writing by the Company, you will well and faithfully serve the Company, promote its interests and devote the whole of your working time, attention and energy to the business and the affairs of the Company.

7.2 During the term of your employment by the Company, you will devote substantially all of your time and effort to fulfilling your duties as Manager of Administration ISP Division Washington State.

8.    Confidentiality

      All business and trade secrets and confidential information and knowledge which you may acquire during the continuance of your employment with the Company related to the business and the affairs of the Company (collectively the "Confidential Information"), will for all purposes and at all times, both during the continuance of your employment and at all times thereafter, be held by you in trust for the exclusive benefit of the Company. Neither during the term of your employment nor at any time thereafter shall you disclose to any corporation, firm or person other than the Company, any of the

      Confidential Information of the Company, nor will you use for any purposes other than those expressly authorized by the Company any such Confidential Information. This paragraph does not apply to any information which would be found in the public domain.

9.    Termination

9.1 In the event of cause, the Company may terminate your employment at any time without notice. For the purposes of this agreement, cause is limited to your death or serious incapacity, your conviction of a felony offence or where you have been guilty of serious misconduct of duty, incompetence, conduct incompatible with your duties or prejudicial to the Company's business or wilful disobedience of the Company's orders in a matter of substance.

9.2 In the absence of cause, the following resignation and termination provisions apply:

      (a) you may resign your employment on giving the Company thirty (30) days' prior written notice of the effective date of your resignation.

      (b) the Company may terminate your employment, in which case, you will receive twelve (12) months base salary as severance.

10.   Post Termination restrictions

      Reference is hereby made to that certain Non-Competition Agreement, dated October __, 1999, by and between the Company, Employee and other parties (the "Non-Competition Agreement"). Employee shall comply with the terms and conditions of such Non-Competition Agreement during the term as set forth therein, which term includes the period Employee is employed by Company. Any breach of such Non-Competition Agreement shall constitute a breach of this Agreement.

11.   Law of the Contract

      Any dispute relating to the terms of this employment agreement will be resolved pursuant to the laws of Washington State.

If you are prepared to accept employment with the Company on the foregoing terms, kindly confirm your acceptance and agreement by signing the enclosed duplicate copy of this letter where indicated and return one copy to us.

We ask you to fully consider all of the above terms and to obtain any advice you feel is necessary, including legal advice, before you execute this agreement. We will not accept delivery of this agreement from you today to ensure that you have the opportunity to consider these terms and seek advice. If you are not agreeable to the terms as set out herein, kindly advise us within one week.

Yours very truly,

CyPost Corporation

By:
    -------------------------
     Steve Berry, President

ACCEPTED AND AGREED TO THIS ____DAY OF OCTOBER, 1999. I HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS OF EMPLOYMENT SET OUT IN THIS LETTER AGREEMENT. I HAVE BEEN GIVEN FULL OPPORTUNITY TO CONSULT LEGAL ADVISORS OF MY CHOOSING.


-----------------------------
Jim Fick

                                   SCHEDULE A

Expenses

Business telecommunications charges covered. No allowance for auto expenses and leases. Travel Expenses will be paid in full (including car expenses) if approved by CyPost prior to the travel. Expenses for business use of personal vehicles will be reimbursed at the mileage rates adopted by the United States Internal Revenue Services at the time that expense is incurred.

Bonus

As related to the business carried on by Connect Northwest, LLC before the purchase by Cypost Corporation and continued thereafter:

Net Income is equal to Gross Income less Expenses

On a fiscal yearly basis:

o 5% of base salary if Net Income exceeds projected targeted for that fiscal year

o 5% of base salary if Net Income exceeds projected targets for all quarters of a fiscal year

On a fiscal quarterly basis:

o 10% of the amount by which Net Income exceeds projected target if excess is in the range of 11 and 14% inclusive

o 15% of the amount by which Net Income exceeds projected target if excess is in the range of 16 and 19% inclusive

o 20% of the amount by which Net Income exceeds projected target if excess is 21% or higher

All bonuses are payable two months after fiscal year end except in the case of quarterly bonuses which are payable one month after quarterly end

                                   EXHIBIT 5.3

                            NON-COMPETITION AGREEMENT

      THIS NON-COMPETITION AGREEMENT ("Agreement"), dated effective the _____day of October, 1999 (the "Effective Date"), is entered into by and between (i) CYPOST CORPORATION, a Delaware corporation ("Cypost" or "Buyer"); (ii) CONNECT NORTHWEST INTERNET SERVICES, L.L.C., a Washington limited liability company ("Seller" or "CONNECT"); and (iii) Alexander G. Free, and (iv) James P. Fick (each individually a "Selling Member"; collectively, "Selling Members").

                                    RECITALS:

      A. Whereas, Seller operates a business under the trade name "Connect Northwest" and/or "CNW", which business includes, but is not necessarily limited to, the following services: (i) third-party Internet connectivity-related services (including, but not limited to, dial-up and dedicated line Internet access services, Internet routing services, and Internet server co-location services); (ii) web site hosting services; (iii) network evaluation services; and (iv) Internet domain name services (collectively, the "Business").

      B. CyPost (as Buyer), Seller, and Selling Members desire to enter into that certain Asset Purchase Agreement, dated even date herewith (the "Asset Purchase Agreement"), whereby Seller shall sell, and Buyer shall buy, substantially all of the assets used or useful in the operation of Seller's Business.

      C. As a condition precedent to the Closing (as such term is defined in the Asset Purchase Agreement) of the transactions contemplated by the Asset Purchase Agreement, the Seller and Selling Members must execute this Agreement.

      D. Any defined terms not otherwise defined in this Agreement shall have the same meaning as set forth in the Asset Purchase Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

      1. Non-Competition; Scope Thereof.

            1.1 Covenant Not To Compete. Seller and each of the Selling Members each hereby convenants and agrees, during and for the Time Period (as such term is defined below in Section 1.2) and in the Territory (as such term is defined in Section 1.3 below) that each will not, either directly or indirectly, either as a principal, agent, employee, employer, consultant, contractor, owner, member, stockholder, co-partner, director, or in any other individual or representative capacity whatsoever, without the prior written consent of the
Buyer: (i) whether solicited or unsolicited, engage in a business or enterprise similar to the Business engaged in and operated by the Seller as of the Closing;
(ii) disclose or divulge the names of any customers of the Seller with any other person or entity, or use such names of customers for Seller's or Selling Members' benefit or advantage; (iii) suggest, request, or encourage any customers or suppliers of Seller to curtail, reduce, or terminate any of their business done with Seller as of the Closing Date or to be done with Buyer after the Closing Date; (iv) hire, engage, or employ any employee of Seller after the Closing Date if such employee has been hired by Buyer after the Closing Date, or suggest, request, or encourage any employee of Buyer to curtail, reduce, or terminate their employment with Buyer after the Closing Date; or (v) make any statements or do any acts intended to cause customers of Buyer after the Closing Date to use services of any business or enterprise that is in competition with the Buyer.

            1.2 Time Period Defined. The term "Time Period" shall mean:

            (i) with regard to James P. Fick, the period constituting (a) the full term of his employment with the Buyer pursuant to that certain Employment Agreement, dated October __, 1999, by and between Mr. Fick and

Cypost Corporation (the "Fick Employment Agreement"), and (b) one (1) year after the expiration, termination or other cancellation of such Fick Employment Agreement;

            (ii) with regard to Alexander G. Free, the period constituting (a) the full term of his employment with the Buyer pursuant to that certain Employment Agreement, dated October __, 1999, by and between Mr. Free and Cypost Corporation (the "Free Employment Agreement"), and (b) two (2) years after the expiration, termination or other cancellation of such Free Employment Agreement; and

            (iii) with regard to all other Selling Members and the Seller, the two (2) year period beginning on the Effective Date of this Agreement and terminating on the second anniversary of the Effective Date of this Agreement

            1.3 Territory Defined. The term "Territory" shall mean the the following counties in the State of Washington.:Whatcom, Skagit, Snohomish and King counties.

      2. Intent of Covenants Not to Compete. Seller and Selling Members each agree as follows: (i) each of the covenants in Section 1 above is reasonable and properly required for the protection of the Business being acquired by Buyer from Seller; (ii) each has received and accepted adequate incentives and consideration as of the Effective Date in consideration of making the convenants in Section 1 above; and (iii) but for the willingness of each of the Seller and Selling Members to be bound by the terms and conditions of this Agreement, including, but not limited to, the covenants set forth in Section 1 above, Buyer would not have agreed to enter into the Asset Purchase Agreement.

      3. Survival of Certain Provisions. The provisions of Section 1 of this Agreement shall survive the termination, cancellation or expiration of this Agreement.

      4. Remedies. The parties to this Agreement agree that a breach of the covenants in Section 1 of this Agreement will result in irreparable and continuing harm to Buyer. Besides all other remedies at law, contract, or equity which may be available to Buyer, the parties agree that Buyer shall be entitled to specific performance, without the need of posting a bond, including immediate issuance of a temporary restraining order or preliminary injunction enforcing this Agreement, in the event of any breach of this Agreement.

      5. Attorney's Fees. If suit or action is instituted in connection with any controversy arising out of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees at trial and on appeal of such suit or action or in the enforcement of any judgment or decree therefrom.

      6. Waiver. The waiver by any party of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party and shall in no way affect the enforcement of all of the other provisions of this Agreement.

      7. Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby and each term or provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      8. Modification. This Agreement may not be changed or modified except by the written agreement of the parties hereto. No change, termination, or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by both parties. This Agreement may not be modified or terminated orally.

      9. Applicable Law; Venue. This Agreement shall be construed and enforced in accordance with the laws of the State of Washington. If any suit or action is filed by any party to enforce this Agreement or otherwise with respect to the subject matter of this Agreement, venue shall be in the federal or state courts in King County, Washington.

      10.Integration. This Agreement, including the Recitals which are deemed an integral part of this Agreement, contains the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, oral and written, except those contemplated hereunder or not inconsistent herewith.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BUYER:
CYPOST CORPORATION, a Delaware corporation


----------------------------------

By:
    ------------------------------

Its:
     -----------------------------

SELLER:
CONNECT NORTHWEST INTERNET SERVICES, L.L.C., a Washington limited liability company


----------------------------------

By:
    ------------------------------

Its:
     -----------------------------

SELLING MEMBERS:


----------------------------------
Alexander G. Free


----------------------------------
James P. Fick

                                   EXHIBIT 6.2

                            CAPITALIZATION OF SELLER

A.    TOTAL AUTHORIZED LLC UNITS

1,057,500 Units

B.    TOTAL ISSUED AND OUTSTANDING LLC UNITS HELD BY EACH MEMBER

---------------------------------------------------------------------------------------------------
          Member               LLC Units     % Interest     CyPost Shares(1)     CyPost Shares(2)
---------------------------------------------------------------------------------------------------
James P. Fick                   500,000        47.281%          46,645               69,968
---------------------------------------------------------------------------------------------------
Alexander G. Free               500,000        47.281%          46,645               69,968
---------------------------------------------------------------------------------------------------
Charles A. Fick, Jr.            30,000         2.837%            2,799               4,198
---------------------------------------------------------------------------------------------------
Judith L. Fick                  16,000         1.513%            1,493               2,240
---------------------------------------------------------------------------------------------------
Robert M. Free
and Susan Free                   4,000         0.378%             373                 560
---------------------------------------------------------------------------------------------------
Paul M. Maughan
and Karen Maughan                3,000         0.284%             280                 420
---------------------------------------------------------------------------------------------------
Ira J. Graham                    2,000         0.189%             186                 281
---------------------------------------------------------------------------------------------------
James P. Eberhardt               1,500         0.142%             140                 210
---------------------------------------------------------------------------------------------------
Madeleine O'Donnell              1,000         0.095%             94                  140
---------------------------------------------------------------------------------------------------
Total                          1,057,500       100.00%          98,655              147,985
---------------------------------------------------------------------------------------------------

(1)   Pre-split shares.
(2)   After 3 for 2 stock split.

                                   EXHIBIT 6.5

                            ANY THIRD-PARTY CONSENTS,

                      AUTHORIZATIONS, AND APPROVALS NEEDED

All Agreements listed in Exhibit 1.1.2., except Connect Northwest's Customers' Internet Service Agreements.

                                   EXHIBIT 6.9

                LICENSES, PERMITS, AND OTHER GOVERNMENTAL MATTERS

Business licenses from:

City of Mt. Vernon, Washington

City of Redmond, Washington

                                 EXHIBIT 6.12.3

                      PENSION, RETIREMENT, PROFIT-SHARING,
              DEFERRED COMPENSATION, BONUS, COMMISSION, INCENTIVE,
                 INSURANCE, AND ALL OTHER EMPLOYEE BENEFIT PLANS
                                 OR ARRANGEMENTS

Northwest Washington Medical Bureau (A Blue Shield Plan), Community-Rated Group Health Care Service Contract, Managed Service Plan with Extended Network Employee Health Insurance Plan dated 3rd day of March, 1999.

                                 EXHIBIT 6.12.4

                             EMPLOYMENT, COMMISSION,
                     INDEPENDENT CONTRACTOR AGREEMENTS, ETC.

None.

                                 EXHIBIT 6.12.5

                 OFFICERS, EMPLOYEES, AND CONSULTANTS OF SELLER

Officers:

Alexander G. Free - Network and System Administrator, and "Co-Manager" - Compensation $2000/month

James P Fick - Business Manager - Compensation $2000/month

Employees:

Currently our employees are all on hourly payroll, no sick leave, no vacation, no retirement plan. The only benefit we have is a health care plan for employees who work more than 30/hours per week.

Bryce J. Weech - $8.50/hr

Dan Van Pelt - $10.50/hr

Dustin D. Clarkson - $8.75/hr

Dustin K. Kanske - $8.75/hr

Jason S. Staples - $10.50/hr

Kristin L. Crabtree - $8.00/hr

Serra G. Shiflett - $9.00/hr

Consultants:

We have no individuals who are on commission, and the only Independent Contractor we have is a bookkeeper, Kristin Wehrle, who just started helping Jim with bookkeeping, at $40/hour.

                                 EXHIBIT 6.13(a)

                             FINANCIAL STATEMENTS OF
                    CONNECT NORTHWEST INTERNET SERVICES, LLC

                               AS OF JULY 31, 1999

See attached.

                                 EXHIBIT 6.13(b)

                      ADDITIONAL LIABILITIES NOT LISTED ON
                           JULY 31, 1999 BALANCE SHEET

Loan in the amount of Twenty Thousand and No/100 Dollars ($20,000) from Charles Fick, Jr.

Loans outstanding to Connect Northwest Internet Services, L.L.C.:

James P. Fick                $91,207.50
Charles A. Fick, Jr.         $20,000.00
Charles A. Fick III          $28,696.93*

* The loan from Charles A. Fick III in the amount of $28,696.93will be paid through wire transfer by CyPost at Closing, and the payoff amount will charged against the "Closing Cash Payment" payable to Seller at Closing.

NOTE TO RICHARD BUSCH AND SELLER....THE ABOVE AMOUNT OF $28,696.93 FOR THE
NON-MEMBER LOAN IS DIFFERENT THAN THE PAYOFF AMOUNT FOR THAT LOAN IN THE WIRING INSTRUCTIONS IN EXHIBIT 10.4(B) (THE AMOUNT IN EXHIBIT 10.4(B) AS GIVEN TO US BY
SELLER'S COUNSEL IS $25, 933.22) .....PLEASE EXPLAIN THIS DIFFERENCE

                                 EXHIBIT 6.13(c)

                   ADDITIONAL DISCLOSURES AFTER JULY 31, 1999

                                 FINANCIAL SHEET

Since June 30, 1999, the following changes in CNW's financial position have occurred:

The Accounts Receivable balance has changed from $______________________________ to $ ______________________________________due to the increased Account
Receivable from a major reseller of the Company.

                                 EXHIBIT 10.2.1

                                  BILL OF SALE

      Pursuant to that certain Asset Purchase Agreement ("Asset Purchase Agreement") of even date herewith by and between (i) Cypost Corporation, a Delaware corporation ("Buyer"); (ii) CONNECT NORTHWEST INTERNET SERVICES, L.L.C., a Washington limited liability company ("Seller" or "CONNECT"); and
(iii) Alexander G. Free, (iv) James P. Fick, (v) Madeline C. O'Donnell, (vi) Ira Jay Graham, (vii) Robert M. Free, (viii) Paul M. Maughan, (ix) James P. Eberhardt, (x) Judith L. Fick, and (xi) Charles A. Fick Jr. (each individually a "Selling Member"; collectively, "Selling Members"), for good and valuable consideration, the receipt of which is hereby acknowledged, Seller hereby grants, bargains, sells, assigns and transfers to Buyer all of its right, title, and interest in and to all Assets, including, without limitation, all Fixed Assets, Assumed Contracts, Customer Lists, and Intellectual Property, and all other property listed on Exhibit "A" attached hereto and by this reference incorporated herein (collectively the "Property"), but excluding all Excluded Assets. All capitalized terms not defined in this Bill of Sale have the meanings given thereto in the Asset Purchase Agreement.

      Seller warrants to Buyer that Seller is the owner of the Property, that the Property is free and clear of all liens and encumbrances, and that Seller has good right and title to sell said Property to Buyer.

      DATED this _______ day of October, 1999.

                                          CONNECT NORTHWEST INTERNET SERVICES,
                                          L.L.C., a Washington limited liability
                                          company

                                          By: __________________________________

                                          Name:_________________________________

                                          Its:__________________________________

                                EXHIBIT 10.2.5(a)

                        TRADEMARK/SERVICE MARK ASSIGNMENT

      WHEREAS, Connect Northwest Internet Services, L.L.C., a Washington state limited liability company, doing business as Connect Northwest ("CONNECT"), has adopted, is using, and is the sole owner of certain trademarks and service marks;

      WHEREAS, CONNECT possesses common law rights in certain trademarks, service marks, trade names, and usages, including, but not limited to: "CONNECT NORTHWEST", "CNW", "CNW UNIVERSITY", and other marks (collectively, the "Common Law Marks");

      WHEREAS, pursuant to that certain ISP Asset Purchase Agreement by and between CONNECT, CyPost Corporation, and other parties, dated effective October _____, 1999, all trademarks, service marks, and other intellectual property rights belonging to CONNECT, including, but not limited to, the Common Law Marks, shall be transferred to CyPost Corporation, a Delaware corporation;

      NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, CONNECT does hereby transfer and assign unto CyPost Corporation all right, title, and interest in and to all federal, state, and common law trademarks, service marks, trade names, and common law usages, including, but not limited to, the Common Law Marks, together with the good will of the business connected with the use of, and symbolized by, said trade and service marks.

Date: October ____, 1999

                                    Alexander G. Free, for and on behalf of
                                    Connect Northwest Internet Services, L.L.C., a Washington limited liability company


                                    --------------------------------------------
                                    James P. Fick, for and on behalf of
                                    Connect Northwest Internet Services, L.L.C., a Washington limited liability company

STATE OF WASHINGTON, COUNTY OF KING

This instrument was acknowledged before me on: October _____, 1999,

by Alexander G. Free and James P. Fick,
for and on behalf of Connect Northwest Internet Services, L.L.C.

-----------------------------------  -------------------------------------------
(Signature of notorial officer)                (Name of notorial officer)
My commission expires: ___________________

                                EXHIBIT 10.2.5(b)

                      ACKNOWLEDGMENT, ASSIGNMENT AND WAIVER

      THIS ACKNOWLEDGMENT, ASSIGNMENT AND WAIVER (this "Agreement"), dated effective October ____, 1999 (the "Effective Date"), is by Alexander G. Free (hereinafter "FREE"), James P. Fick (hereinafter "FICK"), and Dustin Kanske ("KANSKE"), in favor of Connect Northwest Internet Services, L.L.C., a Washington state limited liability company, doing business as Connect Northwest (hereinafter "CONNECT"). Hereinafter, FREE, FICK and KANSKE may collectively be referred to as the "INDIVIDUAL PARTIES" or individually as an "INDIVIDUAL PARTY."

      WHEREAS, for purposes of this Agreement, the term "Intellectual Property" shall mean those items listed in Exhibit "A" attached hereto and by this reference incorporated herein.

      WHEREAS, each INDIVIDUAL PARTY, either as an employee or an independent contractor of CONNECT may have, in the scope of such party's performance of his obligations on behalf of CONNECT, and for good and valuable consideration, participated in the development, conception, or creation, in whole or in part, of the Intellectual Property.

      NOW THEREFORE, it is agreed and acknowledged as follows:

1. Each INDIVIDUAL PARTY hereby irrevocably acknowledges and agrees: (i) that any development, conception, or other creation, in whole or in part, of the Intellectual Property by the INDIVIDUAL PARTY is hereby considered a "works for hire;" (ii) without limiting the generality of the foregoing, that all rights, title and interest in and to the Intellectual Property are held exclusively by CONNECT and CONNECT may exclusively determine the treatment and use of such Intellectual Property; and (ii) without limiting the generality of the foregoing, each INDIVIDUAL PARTY hereby completely transfers and assigns to CONNECT all of such INDIVIDUAL PARTY'S rights, title and interest, if any, that he may have in the Intellectual Property, including, but not limited to, any Moral Rights (as such term is defined below).

2. Without limiting the generality of the foregoing, each INDIVIDUAL PARTY hereby forever waives, and agrees never to assert against CONNECT and its successor and assigns, any rights, title and interest such person may have , or may have had, in the Intellectual Property , including, but not limited to, any Moral Rights (as such term is defined below). "Moral Rights" mean any right to claim authorship of any aspect of the Intellectual Property , any right to object to any distortion or other modification of the Intellectual Property , and any similar right, existing under the law of any country in the world or under any treaty.

3. CONNECT shall have the right to assign all of its right, title and interest under this Agreement to a third party.

                                ALEXANDER G. FREE

Date: October ___, 1999   ___________________________________

                                  JAMES R. FICK

Date: October ___, 1999   ___________________________________

                                  DUSTIN KANSKE

Date: October ___, 1999   ___________________________________

STATE OF WASHINGTON, COUNTY OF _______
This instrument was acknowledged before me on: October _____, 1999, by Alexander G. Free , James P. Fick and ________________________.

____________________________________    ________________________________________
(Signature of notorial officer)                (Name of notorial officer)

My commission expires: ___________________

--------------------------------------------------------------------------------

AS OF OCTOBER _____, 1999, THE UNDERSIGNED HEREBY ASSIGNS ALL OF ITS RIGHTS, TITLE AND INTEREST UNDER THIS AGREEMENT TO CYPOST CORPORATION, A DELAWARE CORPORATION.

CONNECT NORTHWEST INTERENT SERVICES, LLC, a Washington state limited liability company doing business as Connect Northwest.

___________________________________
[Name________________________]
[Title_______________________]

STATE OF WASHINGTON, COUNTY OF _______

This instrument was acknowledged before me on: October _____, 1999, by _____________________, for an on behalf of Connect Northwest Internet Services, LLC.

____________________________________    ________________________________________
(Signature of notorial officer)                  (Name of notorial officer)

My commission

                                   EXHIBIT "A"
                          LIST OF INTELLECTUAL PROPERTY

Account Management Suite:

NewUser v2.0 (/usr/local/adm/bin/newuser)

This program is used to create new CNW accounts of different types.

Extend v2.1.2 (/usr/local/adm/bin/extend)

This program is used to extend CNW accounts when prepayment is received. This is used daily to process all payments.

ModUser v2.0 (/usr/local/adm/bin/moduser)

This program is used to modify certain attributes of CNW accounts. These include expiration date, account type, account features, and account name.

UserStat v1.0 (/usr/local/adm/bin/userstat)

This program is used by the staff to quickly determine information about a specific account.

Count v2.0 (/usr/local/adm/bin/count)

This program is used by the staff (mostly Alex) to view a snapshot of the current number of active users, sorted by account type.

Expire v1.0 (/usr/local/adm/bin/expire)

This program is used to manually expire an account before the expiration date has been reached. This is usually done for lack of payment or early termination of an account.

CNW Account Management v1.2.5 (acctmgt.cgi)

This is a web based tool that, when finished, will replace most of our existing command line based tools. Currently, it provides information about accounts such as contact name and address, billing name and address, as well as session history and account activity.

Proclogs v1.0 (/usr/local/adm/etc/proclogs.pl)

This program runs automatically at midnight in order to process and sort the RADIUS accounting logs while they are still in text format. This will probably go away soon.

RADIUS2SQL v1.1 (/usr/local/adm/etc/radius2sql.pl)

This program is automatically run in order to import text-based RADIUS accounting logs into our SQL database. Once in the SQL database, these logs become much easier to manage and view.

UserCheck v1.2 (/usr/local/adm/etc/userck.pl)

This program runs automatically every night. It is responsible for expiring accounts and warning users if their expiration dates are close.

UpdateDatabase v2.0 (/usr/local/adm/etc/updatedb)

This program runs automatically every half-hour and after any changes made to accounts. It is responsible for creating the RADIUS users database so dialup users can authenticate. It uses a configuration file called updatedb.cf.

                                EXHIBIT 10.4 (a)

                              PRORATION OF EXPENSES

                             AS OF OCTOBER 22, 1999

                                 EXHIBIT 10.4(b)

                           WIRE TRANSFER INSTRUCTIONS

CyPost Corporation will transfer out of the "Closing Cash Payment" owed to Seller by Buyer at Closing as follows:

To Charles A. Fick III(the non-member loan as indentified in Exhibit 6.13(b) :

Amount of Transfer: $25,933.22 [NOTE TO SELLER'S COUNSEL...THIS FIGURE DIFFERS
FROM THE FIGURE YOU DISCLOSED IN EXHIBIT 6.13(B).....THIS NEEDS TO BE CLARIFIED]

Name of Financial Institution:
ABA/Routing Number:
Account Number:
Name on Account:

To New Commerce Communications, Inc. (the "Seller's Brokerage Fee" as identified in Section 6.16 of this Agreement). :

Amount of Transfer:                 $TBD day before closing
Name of Financial Institution:
ABA/Routing Number:
Account Number:
Name on Account:

To Connect Northwest Internet Services, L.L.C.:

Amount of Transfer: Balance of the Closing Cash Payment (TBD day before closing) Name of Financial Institution:
ABA/Routing Number:                 19571250
Account Number:                     470111000563
Name on Account:                    Connect Northwest Internet Services LLC

                                 EXHIBIT 10.4(c)

                                ESCROW AGREEMENT

                       contract still being be negotiated